                                                   Filed Pursuant to Rule 485(a)
                                                        Registration No. 2-71299
                                                                        811-3153



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  X
         Pre-Effective Amendment No.  ____                              ___
         Post-Effective Amendment No. 36                                 X





REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          X
         Amendment No. 36


                        FRANK RUSSELL INVESTMENT COMPANY

(Exact Name of Registrant as Specified in Charter)

   909 A Street, Tacoma, Washington                     98402
(Address of Principal Executive Office)              (ZIP Code)

Registrant's Telephone Number, including area code:  206/627-7001

                   Gregory J. Lyons, Associate General Counsel
                        Frank Russell Investment Company
               909 A Street, Tacoma, Washington 98402 206/596-2406

                (Name and Address of Agent for Service)
                Steven M. Felsenstein, Esq.
                Stradley, Ronon, Stevens & Young
                2600 One Commerce Square
                Philadelphia, WA 19103               215/564-8074


Approximate Date of Proposed Public Offering:
   It is proposed that this filing will become effective (check appropriate box)
   (    )   immediately upon filing pursuant to paragraph (b)
   (    )   on (date) pursuant to paragraph (b)
   (    )   60 days after filing pursuant to paragraph (a)(i)
   (    )   on (date) pursuant to paragraph (a)(i)
   (  * )   75 days after filing pursuant to paragraph (a)(ii)
   (    )   on _____________ pursuant to paragraph (a)(ii) of rule 485.
   If appropriate, check the following box:
   (    )   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                       DECLARATION PURSUANT TO RULE 24f-2



      Registrant has declared its intention to register an indefinite number of shares of beneficial interest, par value of $.01, of Frank Russell Investment Company pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant filed its Rule 24f-2 notice for the fiscal year ended December 31, 1996 on _________, 1997.

                                                Frank Russell Investment Company
                                                File No. 2-71299
                                                P/E Amd. #36



                                    FORM N-1A
                        Cross-Reference Sheet Required By
                    Rule 481(a) under Securities Act of 1933


FORM N-1A
ITEM No.             ITEM CAPTION                      LOCATION
Part A               Information Required              Prospecuts Caption
                     in a Prospectus                   unless otherwise noted]
  1                  Cover Page                        Cover Page
  2                  Synopsis
   (a)                                                 Annual Fund Operating Expenses
   (b)                                                 Highlights and Table of Contents
  3                  Condensed Financial
                     Information
   (a)                                                 Financial Highlights
   (b)                                                 Not Applicable
   (c)                                                 Investment Objectives, Restrictions and Policies


   (d)                                                 Annual reports to be filed.
  4                  General Description of
                     Registrant

                                                       Cover page; Additional Information - Organization,
   (a)(i)                                              Capitalization and Voting


  (ii)                                                 Investment Objectives, Restrictions and Policies
   (b)                                                 Investment Objectives, Restrictions and Policies
   (c)                                                 Investment Objectives, Restrictions and Policies
  5                  Management of the Funds
   (a)                                                 General Management of the Funds
   (b)                                                 Money Manager Profiles; General Management of the
                                                       Funds
   (c)                                                 General Management of the Funds
   (d)                                                 General Management of the Funds; Additional Information
                                                       - Distributor, Custodian, Accountants and Reports
   (e)                                                 General Management of the Funds
   (f)                                                 Expenses of the Funds
   (g)                                                 Portfolio Transaction Policies
  5A                 Management's Discussion           Annual Report to be filed.
                     of Fund Performance
  6                  Capital Stock and Other
                     Securities
   (a)                                                 Eligible Investors; Additional Information - Organization,
                                                       Capitalization and Voting

Part A               Information Required               Prospectus Caption
                     in a Prospectus                    unless otherwise noted]
   (b)                                                  Additional Information - Organization, Capitalization and
                                                        Voting
   (c)                                                  Not Applicable
   (d)                                                  Not Applicable
   (e)                                                  Back Cover
   (f)                                                  Dividends and Distributions
   (g)                                                  Taxes
   (h)                                                  Not Applicable
  7                  Purchase of Securities Being
                     Offered
   (a)                                                  Additional Information - Distributor, Custodian,
                                                        Accountants and Reports
   (b)                                                  Eligible Investors; Valuation of Fund Shares; Purchase of
                                                        Fund Shares
   (c)                                                  Not Applicable
   (d)                                                  Eligible Investors
   (e)                                                  Not Applicable
   (f)                                                  Distribution and Shareholder Services Plan
   (g)                                                  Not Applicable
  8                  Redemption or Repurchase
   (a)                                                  Redemption of Fund Shares
   (b)                                                  Not Applicable
   (c)                                                  Eligible Investors
   (d)                                                  Redemption of Fund Shares
  9                  Pending Legal Proceedings          Not Applicable

                     Information Required in a
                     Statement of Additional
Part B               Information                        Statement Caption
 10                  Cover Page                         Cover Page
 11                  Table of Contents                  Table of Contents
 12                  General Information and History    Not Applicable
 13                  Investment Objectives and
                     Policies
   (a)                                                  Investment Restrictions, Policies and Certain Investments
   (b)                                                  Investment Restrictions, Policies and Certain Investments
   (c)                                                  Investment Restrictions, Policies and Certain Investments
   (d)                                                  Operation of Investment Company - Portfolio Turnover
                                                        Rate
 14                  Management of the Fund
   (a)                                                  Structure and Governance - Trustees and Officers
   (b)                                                  Structure and Governance - Trustees and Officers
   (c)                                                  Not applicable
 15                  Control Persons and Principal
                     Holders of Securities
   (a)                                                  Structure and Governance - Controlling Shareholders
   (b)                                                  Structure and Governance - Controlling Shareholders
   (c)                                                  Structure and Governance - Controlling Shareholders
 16                  Investment Advisory and Other
                     Services
   (a)                                                  Operation of Investment Company - Consultant, Manager;
                                                        (Prospectus) - General Management of the Funds; Money
                                                        Manager Profiles
   (b)                                                  Operation of Investment Company - Consultant, Manager;
                                                        (Prospectus) - General Management of the Funds; The
                                                        Money Managers
   (c)                                                  Not Applicable
   (d)                                                  Not Applicable
   (e)                                                  Not Applicable
   (f)                                                  Not Applicable
   (g)                                                  Not Applicable
   (h)                                                  Operation of Investment Company - Custodian;
                                                        (Prospectus) Additional Information - Custodian,
                                                        Accountants and Reports
   (i)                                                  Operation of Investment Company - Custodian, Transfer
                                                        Agent; (Prospectus) Additional Information - Custodian,
                                                        Accountants and Reports
 17                  Brokerage  Allocation  and  Other
                     Practices
   (a)                                                  Operation of Investment Company - Brokerage
                                                        Allocations, Brokerage Commissions
   (b)                                                  Operation of Investment Company - Brokerage
                                                        Commissions

                     Information Required in a
                     Statement of Additional
Part B                         Information              Statement Caption
   (c)                                                  Operation of Investment Company - Brokerage Allocations
   (d)                                                  Operation of Investment Company - Brokerage
                                                        Commissions
   (e)                                                  Operation of Investment Company - Brokerage
                                                        Commissions
 18                  Capital Stock and Other
                     Securities
   (a)                                                  Structure and Governance - Organization and Business
                                                        History
   (b)                                                  Not Applicable
 19                  Purchase, Redemption and
                     Pricing of Securities Being
                     Offered
   (a)-(c)                                              Operation of Investment Company - Valuation of Fund
                                                        Shares; Annual Report to Shareholders; Financial
                                                        Statements; (Prospectus) Eligible Investors; Valuation of
                                                        Fund Shares; Redemption of Shares
 20                  Tax Status                         Taxes
 21                  Underwriters
   (a)                                                  Operation of Investment Company - Distributor
   (b)                                                  Not Applicable
   (c)                                                  Not Applicable
 22                  Calculations of Performance
                     Data
   (a)               Money Market Funds                 Yield and Total Return Quotations
   (b)               Other Registrations                Yield and Total Return Quotations
 23                  Financial Statements               Annual Report to Shareholders; Financial Statements

                        FRANK RUSSELL INVESTMENT COMPANY
                         909 A STREET, TACOMA, WA 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001

         Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class S Shares of the nine Funds listed below, except for the Money Market Fund, which is not currently offered for direct investment.

         Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company, and manages the portfolio of the Money Market Fund. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the individual Funds. There is no sales charge for investing in the Class S Shares of the Funds.


          Equity I Fund            Fixed Income I Fund
          Equity II Fund           Fixed Income II Fund
          Equity III Fund          Fixed Income III Fund
          Equity Q Fund            Money Market Fund
          International Fund

         SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         INVESTMENTS IN MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         Frank Russell Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. The Investment Company is a diversified open-end management investment company, commonly known as a "mutual fund."


         This Prospectus sets forth concisely information about the Investment Company and the Class S Shares of nine of its Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated ____________, 1997, with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference and may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference.

         This Prospectus relates only to the Class S Shares of the nine Funds described herein. The Funds listed above currently do not offer shares of beneficial interest in any other classes.


         The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the FRIMCo and the Funds is maintained electronically with the SEC at its Internet Web Site (http://www.sec.gov).


                       PROSPECTUS DATED ____________, 1997

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

EQUITY I FUND--Income and capital growth by investing principally in equity securities.

EQUITY II FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.

EQUITY III FUND--A high level of current income, while maintaining the potential for capital appreciation by investing in income-producing equity securities.

EQUITY Q FUND--Total return greater than the total return of the US stock market as measured by the Russell 1000@ Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

INTERNATIONAL FUND--Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

FIXED INCOME I FUND--Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

FIXED INCOME II FUND--Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

FIXED INCOME III FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

MONEY MARKET FUND--Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in short-term money market instruments.


This Prospectus describes and offers Class S Shares of the nine Funds set forth on the first page of this Prospectus, except the Money Market Fund, which is not currently offered for direct investment. A shareholder of a Fund described herein may pay a quarterly shareholder investment services fee directly to FRIMCo. The fee is computed on the amount the shareholder has invested in the applicable Fund. The Investment Company had aggregate net assets of $___ billion on ___________, 1997. The net assets of these nine Funds on _____________, 1997, were:

         Equity I
         Equity II
         Equity III
         Equity Q
         International
         Fixed Income I
         Fixed Income II
         Fixed Income III
         Money Market

                        HIGHLIGHTS AND TABLE OF CONTENTS

ANNUAL FUND OPERATING EXPENSES summarizes the fees paid by shareholders and provides an example showing the effect of these fees on a $1,000 investment over time. PAGE __.

FINANCIAL HIGHLIGHTS summarizes significant financial information concerning the Funds for the period stated herein. PAGE __.


THE PURPOSE OF THE FUNDS is to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services on an economical and efficient basis. PAGE __.


FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE __.

MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. PAGE __.


ELIGIBLE INVESTORS are principally those institutional investors and financial intermediaries that have $10 million or more to invest and that invest for their own account or in a fiduciary or agency capacity and which have entered into an Asset Management Services Agreement with FRIMCo and institutions or individuals who have acquired shares through such institutions or financial intermediaries. PAGE __.


GENERAL MANAGEMENT OF THE FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Funds on a day-to-day basis. Frank Russell Company provides to the Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE __.


EXPENSES OF THE FUNDS are borne by the Funds. Each Fund pays a management fee to FRIMCo, its expenses and its portion of the general expenses of the Investment Company. FRIMCo, as agent for the Fund, pays from its fees, the investment advisory fees of the money managers of the Fund. The remainder of the fee is retained by FRIMCo, for conducting the Fund's general operations and for providing investment supervision for the Fund. Each Eligible Investor may pay to FRIMCo directly a fee for other services provided to that Eligible Investor. PAGE __.


  THE MONEY MANAGERS are evaluated and recommended by FRIMCo and Frank
Russell Company. The money managers have complete discretion to purchase and sell portfolio securities for their segment of a Fund consistent with the Fund's investment objectives, policies and restrictions, and the specific strategies developed by Frank Russell Company and FRIMCo. PAGE __.


INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS apply to each Fund. Those objectives, restrictions and policies designated "fundamental" may not be changed without the approval of a majority of the Fund's shareholders. Risks associated with certain Fund investment policies, such as market volatility risk, political risk, and credit risk, are discussed in the context of policies giving rise to such risks. PAGE __.

PORTFOLIO TRANSACTION POLICIES do not give significant weight to realizing long-term, rather than short-term, capital gains. PAGE __.

DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared Daily, by the Money Market Fund; Annually, by the International Fund; and Quarterly by all other Funds. All Funds declare distributions from net realized capital gains, if any, at least annually. PAGE __.

INCOME TAXES PAID BY THE FUNDS should be nominal. Taxable shareholders of the Funds will be subject to federal tax on dividends and capital gains distributions and may also be subject to state or local taxes. PAGE __.

FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE __.

VALUATION OF FUND SHARES occurs each business day (twice a day for the Money Market Fund). The value of a Class S share purchased or redeemed is based upon the next computed current market value of the assets, less liabilities, of each Class S Fund. The Money Market Fund utilizes amortized cost pricing procedures to attempt to maintain a stable $1.00 per share net asset value. Unless otherwise indicated, "shares" in this Prospectus refers to the Class S Shares of the Funds. PAGE __.

PURCHASE OF FUND SHARES includes no sales charge. Shares are offered and orders to purchase are accepted on each business day. PAGE __.

REDEMPTION OF FUND SHARES may be requested on any business day that shares are offered. There is no redemption charge. The redemption price is determined by the net asset value next computed after receipt of the redemption request. The Funds reserve the right to redeem in kind that portion of a redemption request which is in excess of $250,000. PAGE __.

ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE __.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                              OF THE EQUITY I FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                             None
  Sales Load Imposed on Reinvested Dividends                                                  None
  Deferred Sales Load                                                                         None
  Redemption Fees                                                                             None
  Exchange Fees                                                                               None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                                .60%
  12b-1 Fees                                                                                  None
  Other Expenses:
    Custodian Fees                                                                    .06%
    Transfer Agent Fees                                                               .03
    Other Fees                                                                        .02
                                                                                 --------
    Total Other Expenses                                                                        .11
                                                                                           --------
  Total Class S Shares Operating Expenses**                                                     .71%
                                                                                           ========


EXAMPLE:                                              1 YEAR     3 YEARS        5 YEARS    10 YEARS
                                                      ------     -------        -------    --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period             $    7     $    22        $    39    $     90
                                                      ======     =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. This annual shareholder investment services fee may range from .00% to .30% under the asset management services agreements entered into by shareholders of the Class S Shares of the Equity I Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                             OF THE EQUITY II FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                  None
  Sales Load Imposed on Reinvested Dividends                       None
  Deferred Sales Load                                              None
  Redemption Fees                                                  None
  Exchange Fees                                                    None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                   .75%
  12b-1 Fees                                                       None
  Other Expenses:
    Custodian Fees                                        .10%
    Transfer Agent Fees                                   .06
    Other Fees                                            .04
                                                         ----
    Total Other Expenses                                           .20
                                                                  ----
  Total Class S Shares Operating Expenses**                        .95%
                                                                  ====

EXAMPLE:                                                1 YEAR      3 YEARS        5 YEARS    10 YEARS
                                                        ------      -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period               $   10      $    29        $    53    $    120
                                                        ======      =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. This annual shareholder investment services fee may range from .00% to .25% under the asset management services agreements entered into by shareholders of the Class S Shares of the Equity II Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                             OF THE EQUITY III FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                   None
  Sales Load Imposed on Reinvested Dividends                        None
  Deferred Sales Load                                               None
  Redemption Fees                                                   None
  Exchange Fees                                                     None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                    .60%
  12b-1 Fees                                                        None
  Other Expenses:
    Custodian Fees                                          .08%
    Transfer Agent Fees                                     .07
    Other Fees                                              .04
                                                            ---
    Total Other Expenses                                            .19
                                                                   ----
  Total Class S Shares Operating Expenses**                         .79%
                                                                   ====


EXAMPLE:                                             1 YEAR          3 YEARS        5 YEARS    10 YEARS
                                                     ------          -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period            $    8          $    24        $    44    $     99
                                                     ======          =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. This annual shareholder investment services fee may range from .00% to .30% under the asset management services agreements entered into by shareholders of the Class S Shares of the Equity III Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                              OF THE EQUITY Q FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                   None
  Sales Load Imposed on Reinvested Dividends                        None
  Deferred Sales Load                                               None
  Redemption Fees                                                   None
  Exchange Fees                                                     None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                    .60%
  12b-1 Fees                                                        None
  Other Expenses:
    Custodian Fees                                          .05%
    Transfer Agent Fees                                     .03
    Other Fees                                              .03
                                                           ----
    Total Other Expenses                                            .11
                                                                   ----
  Total Class S Shares Operating Expenses**                         .71%
                                                                   ====

EXAMPLE:                                               1 YEAR         3 YEARS        5 YEARS    10 YEARS
                                                       ------         -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $    7         $    22        $    39    $     89
                                                       ======         =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. This annual shareholder investment services fee may range from .00% to .30% under the asset management services agreements entered into by shareholders of the Class S Shares of the Equity Q Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                            OF THE INTERNATIONAL FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                  None
  Sales Load Imposed on Reinvested Dividends                       None
  Deferred Sales Load                                              None
  Redemption Fees                                                  None
  Exchange Fees                                                    None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                   .75%
  12b-1 Fees                                                       None
  Other Expenses:
    Custodian Fees                                         .23%
    Transfer Agent Fees                                    .03
    Other Fees                                             .03
                                                           ---
    Total Other Expenses                                           .29
                                                                 -----
  Total Class S Shares Operating Expenses**                       1.04%
                                                                 =====

EXAMPLE:                                                 1 YEAR      3 YEARS        5 YEARS    10 YEARS
                                                         ------      -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% return and (2)
redemption at the end of each time period                $   10      $    32        $    58    $    131
                                                         ======      =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Funds. This annual shareholder investment services fee may range from .00% to .40% under the asset management services agreements entered into by shareholders of the Class S Shares of the International Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                           OF THE FIXED INCOME I FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                        None
  Sales Load Imposed on Reinvested Dividends                             None
  Deferred Sales Load                                                    None
  Redemption Fees                                                        None
  Exchange Fees                                                          None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                         .30%
  12b-1 Fees                                                             None
  Other Expenses:
    Custodian Fees                                               .06%
    Transfer Agent Fees                                          .03
    Other Fees                                                   .03
                                                                 ---
    Total Other Expenses                                                 .12
                                                                        ----
  Total Class S Shares Operating Expenses**                              .42%
                                                                        ====

EXAMPLE:                                                 1 YEAR      3 YEARS        5 YEARS    10 YEARS
                                                         ------      -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                $    4      $    13        $    23    $     53
                                                         ======      =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Funds. This annual shareholder investment services fee may range from .00% to .40% under the asset management services agreements entered into by shareholders of the Class S Shares of the Fixed Income I Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                           OF THE FIXED INCOME II FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                       None
  Sales Load Imposed on Reinvested Dividends                                                            None
  Deferred Sales Load                                                                                   None
  Redemption Fees                                                                                       None
  Exchange Fees                                                                                         None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                                         .50%
  12b-1 Fees                                                                                            None
  Other Expenses:
    Custodian Fees                                                                       .08%
    Transfer Agent Fees                                                                  .06
    Other Fees                                                                           .06
                                                                                         ---
    Total Other Expenses                                                                                 .20
                                                                                                        ----
  Total Class S Shares Operating Expenses**                                                              .70%
                                                                                                        ====


EXAMPLE:                                                         1 YEAR      3 YEARS        5 YEARS    10 YEARS
                                                                 ------      -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                        $    7      $    21        $    39    $     88
                                                                 ======      =======        =======    ========


* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. This annual shareholder investment services fee may range from .00% to .40% under the asset management services agreement entered into by shareholders of the Class S Shares of the Fixed Income II Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                          OF THE FIXED INCOME III FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                              None
  Sales Load Imposed on Reinvested Dividends                                                   None
  Deferred Sales Load                                                                          None
  Redemption Fees                                                                              None
  Exchange Fees                                                                                None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (1)                                                                            .55%
  12b-1 Fees                                                                                   None
    Other Expenses:
    Custodian Fees                                                                   .07%
    Transfer Agent Fees                                                              .05
    Other Fees                                                                       .06
                                                                                    ----
    Total Other Expenses                                                                        .18
                                                                                               ----
  Total Class S Shares Operating Expenses (1)**                                                 .73%
                                                                                               ====

EXAMPLE:                                                 1 YEAR      3 YEARS        5 YEARS    10 YEARS
                                                         ------      -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                $    7      $    22        $    41    $     92
                                                         ======      =======        =======    ========


(1) The Manager has voluntarily agreed to waive a portion of its 0.55% management fee, up to the full amount of that fee, equal to the amount by which the Class S Shares total operating expenses exceed 0.75% of the Class S Shares average net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time thereafter without notice to shareholders.

* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. This annual shareholder investment services fee may range from .00% to .15% under the asset management services agreements entered into by shareholders of the Class S Shares of the Fixed Income III Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                            OF THE MONEY MARKET FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                     None
  Sales Load Imposed on Reinvested Dividends                                          None
  Deferred Sales Load                                                                 None
  Redemption Fees                                                                     None
  Exchange Fees                                                                       None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                .00%
  12b-1 Fees                                                          None
  Other Expenses:
    Custodian Fees                                                     .03%
    Transfer Agent Fees                                               None
    Other Fees                                                         .02
                                                                      ----
    Total Other Expenses                                                                .05
                                                                                       ----
  Total Class S Shares Operating Expenses (After Fee Waiver) (1)**                      .05%
                                                                                       ====


EXAMPLE:                                                 1 YEAR      3 YEARS        5 YEARS    10 YEARS
                                                         ------      -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                $    1      $     2        $     3    $      6
                                                         ======      =======        =======    ========


(1) The Manager has voluntarily agreed to waive its .25% management fee for the Money Market Fund. The total operating expenses of the Class S Shares absent the fee waiver would be .30% of average net assets on an annual basis. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time thereafter without notice to shareholders.

* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. Currently, the Manager does not intend to impose a shareholder investment services fee with respect to the Class S Shares of the Money Market Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                    FINANCIAL HIGHLIGHTS OF THE EQUITY I FUND

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EQUITY I FUND

                                           1996           1995            1994           1993           1992           1991
                                         ---------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR                    $     23.32    $     24.91    $     25.00    $     25.17    $     21.13
                                                      -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       .52            .62            .60            .61            .75
  Net realized and unrealized gain (loss)
    on investments                                           7.71           (.41)          2.18           1.54           5.61
                                                      -----------    -----------    -----------    -----------    -----------
    Total From Investment Operations                         8.23            .21           2.78           2.15           6.36
                                                      -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
  Net investment income                                      (.52)          (.62)          (.60)          (.62)          (.75)
  Net realized gain on investments                          (3.03)          (.94)         (2.11)         (1.70)         (1.57)
  In excess of net realized gain on
    investments                                             --              (.24)          (.16)         --             --
                                                      -----------    -----------    -----------    -----------    -----------
    Total Distributions                                     (3.55)         (1.80)         (2.87)         (2.32)         (2.32)
                                                      -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                          $     28.00    $     23.32    $     24.91    $     25.00    $     25.17
                                                      ===========    ===========    ===========    ===========    ===========
TOTAL RETURN (%)(A)                                         35.94            .79          11.61           9.02          31.22
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)                                                .59            .12            .14            .15            .19
  Net investment income to average
    net assets (a)                                           1.91           2.52           2.36           2.53           3.14
  Portfolio turnover                                        92.04          75.02          91.87          71.14         119.55
  Net assets, end of year ($000 omitted)                  751,497        547,242        514,356        410,170        330,507


                                                 1990           1989           1988         1987
                                              -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF YEAR            $     25.39    $     22.20    $     20.18    $     28.53
                                              -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               .91            .88            .81           1.12
  Net realized and unrealized gain (loss)
    on investments                                  (2.37)          5.79           2.46           1.50
                                              -----------    -----------    -----------    -----------
    Total From Investment Operations                (1.46)          6.67           3.27           2.62
                                              -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
  Net investment income                              (.90)         (1.01)          (.77)         (1.26)
  Net realized gain on investments                  (1.90)         (2.47)          (.48)         (9.71)
  In excess of net realized gain on
    investments                                     --             --             --             --
                                              -----------    -----------    -----------    -----------
    Total Distributions                             (2.80)         (3.48)         (1.25)        (10.97)
                                              -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                  $     21.13    $     25.39    $     22.20    $     20.18
                                              ===========    ===========    ===========    ===========
TOTAL RETURN (%)(A)                                 (5.64)         30.79          16.42           5.97
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)                                        .23            .18            .17            .14
  Net investment income to average
    net assets (a)                                   3.66           3.41           3.68           3.11
  Portfolio turnover                               101.30          61.27          67.59          86.22
  Net assets, end of year ($000 omitted)          221,543        300,814        243,691        266,371


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                   FINANCIAL HIGHLIGHTS OF THE EQUITY II FUND

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EQUITY II FUND

                                                1996           1995           1994           1993           1992         1991
                                             ----------     ----------     ----------     ----------     ----------    ---------
NET ASSET VALUE, BEGINNING OF YEAR                          $    25.00     $    26.58     $    27.71     $    26.32    $    19.24
                                                            ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                            .27            .36            .32            .30           .41
  Net realized and unrealized gain (loss)
    on investments                                                6.80           (.86)          3.97           3.13          7.65
                                                            ----------     ----------     ----------     ----------    ----------
    Total From Investment Operations                              7.07           (.50)          4.29           3.43          8.06
                                                            ----------     ----------     ----------     ----------    ----------
LESS DISTRIBUTIONS:
  Net investment income                                           (.29)          (.31)          (.31)          (.30)         (.41)
  Net realized gain on investments                               (2.90)          (.21)         (4.72)         (1.74)         (.57)
  In excess of net realized gain on
    investments                                                  --              (.56)          (.39)         --            --
                                                            ----------     ----------     ----------     ----------    ----------
    Total Distributions                                          (3.19)         (1.08)         (5.42)         (2.04)         (.98)
                                                            ----------     ----------     ----------     ----------    ----------
NET ASSET VALUE, END OF YEAR                                $    28.88     $    25.00     $    26.58     $    27.71    $    26.32
                                                            ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (%)(A)                                              28.67          (2.60)         16.70          13.31         42.40
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)                                                     .83            .23            .34            .32           .37
  Net investment income to average
    net assets (a)                                                 .97           1.46           1.14           1.10          1.79
  Portfolio turnover                                             89.31          58.04          87.25          43.33         42.16
  Net assets, end of year ($000 omitted)                       279,566        202,977        171,421        120,789       101,206


                                               1990          1989           1988          1987
                                            ---------     ----------     ---------      ---------
NET ASSET VALUE, BEGINNING OF YEAR           $   23.32     $   22.50     $    19.99     $   23.54
                                             ---------     ---------     ----------     ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            .51           .61            .52           .50
  Net realized and unrealized gain (loss)
    on investments                               (3.91)         4.74           2.51          2.17
                                             ---------     ---------     ----------     ---------
    Total From Investment Operations             (3.40)         5.35           3.03          2.67
                                             ---------     ---------     ----------     ---------
LESS DISTRIBUTIONS:
  Net investment income                           (.50)         (.71)          (.52)         (.61)
  Net realized gain on investments                (.18)        (3.82)         --            (5.61)
  In excess of net realized gain on
    investments                                  --            --             --            --
                                             ---------     ---------     ----------     ---------
    Total Distributions                           (.68)        (4.53)           .52)        (6.22)
                                             ---------     ---------     ----------     ---------
NET ASSET VALUE, END OF YEAR                 $   19.24     $   23.32     $    22.50     $   19.99
                                             =========     =========     ==========     =========
TOTAL RETURN (%)(A)                             (14.76)        24.63          15.22         10.32
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)                                     .48           .41            .35           .29
  Net investment income to average
    net assets (a)                                2.40          2.45           2.40          1.94
  Portfolio turnover                             80.27         77.55          56.38        130.36
  Net assets, end of year ($000 omitted)        60,668        70,588         63,903        68,968


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                   FINANCIAL HIGHLIGHTS OF THE EQUITY III FUND

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EQUITY III FUND

                                                 1996         1995          1994         1993        1992
                                               --------     --------     ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF YEAR                          $  24.18      $  27.05    $  26.75     $  27.08
                                                            --------      --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          .82           .93         .89          .98
  Net realized and unrealized gain (loss)
    on investments                                              7.73          (.85)       2.99         2.24
                                                            --------      --------    --------     --------
    Total From Investment Operations                            8.55           .08        3.88         3.22
                                                            --------      --------    --------     --------
LESS DISTRIBUTIONS:
  Net investment income                                         (.83)         (.91)       (.90)        (.99)
  In excess of net investment income                              --            --        (.00)          --
  Net realized gain on investments                             (2.79)        (1.94)      (2.68)       (1.44)
  In excess of net realized gain on
    investments                                                   --          (.10)         --           --
                                                            --------      --------    --------     --------
    Total Distributions                                        (3.62)        (2.95)      (3.58)       (3.55)
                                                            --------      --------    --------     --------
NET ASSET VALUE, END OF YEAR                                $  29.11      $  24.18    $  27.05     $  26.75
                                                            ========      ========    ========     ========
TOTAL RETURN (%)(A)                                            35.96          1.16       14.95        12.30
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets (a)                                               .65           .17         .16          .20
  Net investment income to average
    net assets (a)                                              2.90          3.39        3.09         3.57
  Portfolio turnover                                          103.40         85.92       76.77        84.56
  Net assets, end of year ($000 omitted)                     222,541       177,807     181,630      166,782


                                                  1991         1990          1989         1988       1987
                                                --------     ---------     ---------   --------    ---------
NET ASSET VALUE, BEGINNING OF YEAR              $  23.30     $   26.49     $ 24.03    $  20.74     $   31.27
                                                --------     ---------     -------    --------     ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             1.08          1.33        1.26        1.15          1.21
  Net realized and unrealized gain (loss)
    on investments                                  5.21         (2.85)       5.35        3.40          (.74)
                                                --------     ---------     -------    --------     ---------
    Total From Investment Operations                6.29         (1.52)       6.61        4.55           .47
                                                --------     ---------     -------    --------     ---------
LESS DISTRIBUTIONS:
  Net investment income                            (1.07)        (1.30)      (1.40)      (1.61)
  In excess of net investment income                  --            --          --          --            --
  Net realized gain on investments                  (.37)        (2.75)       (.12)      (9.39)
  In excess of net realized gain on
    investments                                       --            --          --          --            --
                                                --------     ---------     -------    --------     ---------
    Total Distributions                            (2.51)        (1.67)      (4.15)      (1.26)       (11.00)
                                                --------     ---------     -------    --------     ---------
NET ASSET VALUE, END OF YEAR                    $  27.08     $   23.30     $ 26.49    $  24.03     $   20.74
                                                ========     =========     =======    ========     =========
TOTAL RETURN (%)(A)                                27.86         (5.73)      28.07       22.19         (1.48)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets (a)                                   .25           .27         .23         .20           .17
  Net investment income to average
    net assets (a)                                  4.05          4.91        4.58        4.96          4.11
  Portfolio turnover                               56.99         65.74       83.13       57.28         97.54
  Net assets, end of year ($000 omitted)         138,076       94,0876     135,245     106,695       102,716

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                    FINANCIAL HIGHLIGHTS OF THE EQUITY Q FUND

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.


    EQUITY Q FUND
                             1996        1995       1994      1993       1992       1991         1990
                          ---------   ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE,
BEGINNING OF YEAR                     $   24.43  $   26.03  $   25.23  $   24.90  $   20.20  $   22.45
                                      ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM
INVESTMENT
   OPERATIONS:
   Net investment income                    .59        .69        .66        .67        .75        .81

   Net realized
   and unrealized gain
    (loss) on investments                  8.52       (.41)      2.71       1.73       5.58      (1.89)
                                      ---------  ---------  ---------  ---------  ---------  ---------
      Total from Investment
         Operations                        9.11        .28       3.37       2.40       6.33      (1.08)
                                      ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
   Net investment income                   (.61)      (.69)      (.66)      (.68)      (.75)      (.79)
   Net realized  gain on
     investments                          (2.53)      (.97)     (1.85)     (1.39)      (.88)      (.38)
   In excess of net realized
     gain on investments                     --       (.22)      (.06)        --         --         --
                                      ---------  ---------  ---------  ---------  ---------  ---------
      Total Distributions                 (3.14)     (1.88)     (2.57)     (2.07)     (1.63)     (1.17)
                                      ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE,
   END OF YEAR                        $   30.40  $   24.43  $   26.03  $   25.23      24.90  $   20.20
                                      =========  =========  =========  =========  =========  =========
TOTAL RETURN (%)(A)(B)                    37.91        .99      13.80       9.97      32.14      (4.81)

RATIOS (%)
SUPPLEMENTAL DATA:
   Operating expenses to
     average net assets (b)(c)              .58        .11        .15        .18        .23        .31
   Net investment income to
     average net assets (b)(c)             2.07       2.74       2.50       2.80       3.23       3.70
   Portfolio turnover (c)                 74.00      45.87      54.69      58.35      51.37      66.51
   Net assets, end  of year
     ($000 omitted)                     620,259    430,661    382,939    290,357    215,779    133,869



    EQUITY Q FUND
                                1989             1988         1987++
                             ---------        ---------     ---------
NET ASSET VALUE,
BEGINNING OF YEAR            $   18.85        $   16.67     $   20.00
                             ---------        ---------     ---------
INCOME FROM
INVESTMENT
   OPERATIONS:
   Net investment income           .78              .69           .39

   Net realized
   and unrealized gain
    (loss) on investments         4.26             2.15         (3.39)
                             ---------        ---------     ---------
      Total from Investment
         Operations               5.04             2.84         (3.00)
                             ---------        ---------     ---------
LESS DISTRIBUTIONS:
   Net investment income          (.86)            (.66)         (.28)
   Net realized  gain on
     investments                  (.58)             --           (.05)
   In excess of net realized
     gain on investments           --               --            --
                             ---------        ---------     ---------
      Total Distributions        (1.44)            (.66)         (.33)
                             ---------        ---------     ---------
NET ASSET VALUE,
   END OF YEAR               $   22.45        $   18.85     $   16.67
                             =========        =========     =========
TOTAL RETURN (%)(A)(B)           27.10            17.16         15.14

RATIOS (%)
SUPPLEMENTAL DATA:
   Operating expenses to
     average net assets (b)(c)     .33              .33           .24
   Net investment income to
     average net assets (b)(c)    3.68             3.82          3.56
   Portfolio turnover (c)        88.03            52.21         46.10
   Net assets, end  of year
     ($000 omitted)            129,680           89,320        66,618

++       For the period May 29, 1987 (commencement of operations) to December
         31, 1987.

(a)      Periods less than one year are not annualized.

(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

(c)      The ratios for the period ended December 31, 1987 are annualized.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL FUND

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

INTERNATIONAL FUND

                                                       1996        1995         1994         1993         1992
                                                       ----        ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR                               $  34.28     $  37.34     $  28.92     $  31.96
                                                                 --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                               .48          .61          .58          .67
  Net realized and unrealized gain (loss)
    on investments(a)                                                3.16          .65         9.63        (2.62)
                                                                 --------     --------     --------     --------
    Total From Investment Operations                                 3.64         1.26        10.21        (1.95)
                                                                 --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Net investment income                                              (.64)        (.36)        (.57)        (.67)
  In excess of net investment income                                 (.08)          --         (.16)          --
  Net realized gain on investments                                   (.94)       (3.73)       (1.06)        (.42)
  In excess of net realized gain on investments                        --         (.23)          --           --
                                                                 --------     --------     --------     --------
    Total Distributions                                             (1.66)       (4.32)       (1.79)       (1.09)
                                                                 --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                                     $  36.26     $  34.28     $  37.34     $  28.92
                                                                 ========     ========     ========     ========
TOTAL RETURN (%)(b)                                                 10.71         5.38        35.56        (6.11)
RATIOS (%)/SUPPLEMENTAL DATA:
Operating expenses, net, to average
  net assets (b)                                                      .88          .32          .39          .45
Operating expenses, gross, to average
  net assets (b)                                                      .89          .34          .41          .46
Net investment income to average
  net assets (b)                                                     1.41         1.63         1.83         2.46
Portfolio turnover                                                  36.78        71.09        62.04        48.99
Net assets, end of year ($000 omitted)                            796,777      674,180      562,497      348,869
Per share amount of fees waived ($ omitted)                         .0041        .0093        .0091        .0030

                                                                  1991         1990         1989         1988         1987
                                                                  ----         ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR                              $  29.18     $  38.52     $  35.44     $  35.50     $  50.23
                                                                --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              .73         1.23          .85          .95          .93
  Net realized and unrealized gain (loss)
    on investments(a)                                               3.16        (7.27)        7.46         5.77         5.49
                                                                --------     --------     --------     --------     --------
    Total From Investment Operations                                3.89        (6.04)        8.31         6.72         6.42
                                                                --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Net investment income                                             (.80)       (1.19)       (1.02)       (1.11)       (1.39)
  In excess of net investment income                                  --           --           --           --           --
  Net realized gain on investments                                  (.31)       (2.11)       (4.21)       (5.67)      (19.76)
  In excess of net realized gain on investments                       --           --           --           --           --
                                                                --------     --------     --------     --------     --------
    Total Distributions                                            (1.11)       (3.30)       (5.23)       (6.78)      (21.15)
                                                                --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                                    $  31.96     $  29.18     $  38.52     $  35.44     $  35.50
                                                                ========     ========     ========     ========     ========
TOTAL RETURN (%)(b)                                                13.47       (15.94)       24.06        20.13        14.42
RATIOS (%)/SUPPLEMENTAL DATA:
Operating expenses, net, to average
  net assets (b)                                                     .48          .50          .44          .45          .43
Operating expenses, gross, to average
  net assets (b)                                                     .48          .50          .44          .45          .43
Net investment income to average
  net assets (b)                                                    2.61         3.14         2.38         2.52         1.83
Portfolio turnover                                                 53.13        78.30        53.49        51.17        96.31
Net assets, end of year ($000 omitted)                           252,828      171,613      186,742      149,064      160,975
Per share amount of fees waived ($ omitted)                           --           --           --           --           --

(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.024 per share.

(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE FIXED INCOME I FUND

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

FIXED INCOME I FUND

                                               1996         1995         1994         1993         1992         1991         1990
                                               ----         ----         ----         ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR                        $  19.59     $  21.74     $  21.61     $  22.29     $  20.86     $  20.91
                                                          --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       1.42         1.46         1.50         1.63         1.71         1.77
  Net realized and unrealized gain (loss)
    on investments                                            2.02        (2.06)         .72         (.07)        1.49         (.05)
                                                          --------     --------     --------     --------     --------     --------
    Total From Investment Operations                          3.44         (.60)        2.22         1.56         3.20         1.72
                                                          --------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Net investment income                                      (1.44)       (1.44)       (1.50)       (1.62)       (1.69)       (1.77)
  In excess of net investment income                            --           --         (.01)          --           --           --
  Net realized gain on investments                              --           --         (.58)        (.62)        (.08)          --
  In excess of net realized gain on
    investments                                                 --         (.11)          --           --           --           --
                                                          --------     --------     --------     --------     --------     --------
    Total Distributions                                      (1.44)       (1.55)       (2.09)       (2.24)       (1.77)       (1.77)
                                                          --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                              $  21.59     $  19.59     $  21.74     $  21.61     $  22.29     $  20.86
                                                          ========     ========     ========     ========     ========     ========
TOTAL RETURN (%)(a)                                          18.03        (2.97)       10.46         7.26        16.01         8.60
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets (a)                                             .35          .10          .09          .10          .10          .11
  Net investment income to average
    net assets (a)                                            6.82         7.06         6.71         7.45         8.08         8.70
  Portfolio turnover                                        138.05       173.97       173.27       211.26       121.91       114.15
  Net assets, end of year ($000 omitted)                   638,317      496,038      533,696      530,857      458,201      329,091

                                                 1989         1988         1987
                                                 ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR             $  20.50     $  20.48     $  24.26
                                               --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                            1.93         1.73         1.71
  Net realized and unrealized gain (loss)
    on investments                                  .71          .01        (1.40)
                                               --------     --------     --------
    Total From Investment Operations               2.64         1.74          .31
                                               --------     --------     --------
LESS DISTRIBUTIONS:
  Net investment income                           (1.92)       (1.72)       (2.08)
  In excess of net investment income                 --           --           --
  Net realized gain on investments                 (.31)          --        (2.01)
  In excess of net realized gain on
    investments                                      --           --           --
                                               --------     --------     --------
    Total Distributions                           (2.23)       (1.72)       (4.09)
                                               --------     --------     --------
NET ASSET VALUE, END OF YEAR                   $  20.91     $  20.50     $  20.48
                                               ========     ========     ========
TOTAL RETURN (%)(a)                               13.35         8.76         1.49
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets (a)                                  .12          .13          .11
  Net investment income to average
    net assets (a)                                 8.96         8.28         8.00
  Portfolio turnover                             196.18       186.54       211.26
  Net assets, end of year ($000 omitted)        297,721      223,216      250,606

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE FIXED INCOME II FUND

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

FIXED INCOME II FUND

                                                    1996      1995         1994         1993         1992         1991
                                                    ----      ----         ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF YEAR                          $  17.98     $  18.99     $  18.56     $  19.68     $  18.94
                                                            --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                         1.16         1.21          .84         1.35         1.52
  Net realized and unrealized gain (loss)
    on investments                                               .59        (1.07)         .44         (.83)         .72
                                                            --------     --------     --------     --------     --------
    Total From Investment Operations                            1.75          .14         1.28          .52         2.24
                                                            --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Net investment income                                        (1.18)       (1.15)        (.71)       (1.36)       (1.50)
  Net realized gain on investments                                --           --           --         (.28)          --
  Tax return of capital                                           --           --         (.14)          --           --
                                                            --------     --------     --------     --------     --------
    Total Distributions                                        (1.18)       (1.15)        (.85)       (1.64)       (1.50)
                                                            --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                                $  18.55     $  17.98     $  18.99     $  18.56     $  19.68
                                                            ========     ========     ========     ========     ========
TOTAL RETURN (%)(a)                                             9.95          .82         6.98         2.74        12.31
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)                                                   .58          .19          .16          .19          .13
  Net investment income to average
    net assets (a)                                              6.41         6.52         6.16         7.21         8.06
  Portfolio turnover                                          269.31       233.75       229.07       330.58       188.30
  Net assets, end of year ($000 omitted)                     183,577      144,030      138,619      182,735      156,685

                                                      1990        1989        1988        1987
                                                      ----        ----        ----        ----
NET ASSET VALUE, BEGINNING OF YEAR                  $  18.69     $ 18.51     $ 18.63     $ 19.80
                                                    --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 1.53        1.69        1.61        1.57
  Net realized and unrealized gain (loss)
    on investments                                       .23         .27        (.12)       (.60)
                                                    --------     -------     -------     -------
    Total From Investment Operations                    1.76        1.96        1.49         .97
                                                    --------     -------     -------     -------
LESS DISTRIBUTIONS:
  Net investment income                                (1.51)      (1.78)      (1.61)      (1.91)
  Net realized gain on investments                        --          --          --        (.23)
  Tax return of capital                                   --          --          --          --
                                                    --------     -------     -------     -------
    Total Distributions                                (1.51)      (1.78)      (1.61)      (2.14)
                                                    --------     -------     -------     -------
NET ASSET VALUE, END OF YEAR                        $  18.94     $ 18.69     $ 18.51     $ 18.63
                                                    ========     =======     =======     =======
TOTAL RETURN (%)(a)                                     9.71       10.99        8.20        5.21
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets (a)                                           .15         .17         .13         .12
  Net investment income to average
    net assets (a)                                      8.45        8.97        8.56        8.22
  Portfolio turnover                                  184.38      320.16      217.58      197.77
  Net assets, end of year ($000 omitted)             119,853      83,313      86,052      93,896

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE FIXED INCOME III FUND

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

FIXED INCOME III FUND

                                                                    1996        1995         1994       1993++
                                                                    ----        ----         ----       ------
NET ASSET VALUE, BEGINNING OF YEAR                                          $   9.37     $  10.44     $  10.00
                                                                            --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                          .67          .66          .49
  Net realized and unrealized gain (loss) on investments                         .97        (1.07)         .52
                                                                            --------     --------     --------
    Total From Investment Operations                                            1.64         (.41)        1.01
                                                                            --------     --------     --------
LESS DISTRIBUTIONS:
  Net investment income                                                         (.67)        (.66)        (.48)
  Net realized gain on investments                                                --           --         (.08)
  In excess of net realized gain on investments                                   --         (.00)        (.01)
                                                                            --------     --------     --------
     Total Distributions                                                        (.67)        (.66)        (.57)
                                                                            --------     --------     --------
NET ASSET VALUE, END OF YEAR                                                $  10.34     $   9.37     $  10.44
                                                                            ========     ========     ========
TOTAL RETURN (%)(a)(c)                                                         17.99        (3.89)       10.22
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)(c)                          .61          .20          .20
  Operating expenses, gross, to average net assets (b)(c)                        .61          .20          .40
  Net investment income to average net assets (b)                               6.83         7.02         6.30
  Portfolio turnover (b)                                                      141.37       134.11       181.86
  Net assets, end of year ($000 omitted)                                     252,465      166,620      124,234
  Per share amount of fees waived ($ omitted)                                     --           --        .0003
  Per share amount of fees reimbursed ($ omitted)                                 --           --        .0154

++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.

(a)   Periods less than one year are not annualized.

(b)   The ratios for the period ended December 31, 1993 are annualized.

(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                  FINANCIAL HIGHLIGHTS OF THE MONEY MARKET FUND

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

MONEY MARKET FUND

                                                  1996      1995        1994          1993            1992          1991
                                                  ----      ----        ----          ----            ----          ----
NET ASSET VALUE, BEGINNING OF YEAR                       $ 1.0000     $ 1.0000     $ 1.0000        $ 1.0000      $ 1.0000
                                                         --------     --------     --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     .0601        .0447        .0342           .0403         .0618
LESS DISTRIBUTIONS:
  Net investment income                                    (.0601)      (.0447)      (.0342)         (.0403)       (.0618)
                                                         --------     --------     --------        --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                       $ 1.0000     $ 1.0000     $ 1.0000        $ 1.0000      $ 1.0000
                                                         ========     ========     ========        ========      ========
TOTAL RETURN (%)(a)                                          6.19         4.57         3.48            4.11          6.38
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets (a)                                      .06          .05          .07             .08           .07
  Operating expenses, gross, to
    average daily net assets (a)                              .26          .05          .07             .08           .07
  Net investment income to average
    net assets (a)                                           6.01         4.49         3.38            4.04          6.13
  Net assets, end of year ($000 omitted)                  533,643      502,302      415,998         347,464       316,426
  Per share amount of fees waived
    ($ omitted)                                             .0020           --           --              --            --

                                                     1990        1989        1988           1987
                                                     ----        ----        ----           ----
NET ASSET VALUE, BEGINNING OF YEAR                $ 1.0000     $1.0000     $ 1.0000      $  1.000
                                                  --------     -------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              .0823       .0922        .0759         .0663
LESS DISTRIBUTIONS:
  Net investment income                             (.0823)     (.0922)      (.0759)       (.0663)
                                                  --------     -------     --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                $ 1.0000     $1.0000     $ 1.0000      $  1.000
                                                  ========     =======     ========      ========
TOTAL RETURN (%)(a)                                   8.55        9.61         7.86          6.84
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    daily net assets (a)                               .07         .06          .06           .05
  Operating expenses, gross, to
    average daily net assets (a)                       .07         .06          .06           .05
  Net investment income to average
    net assets (a)                                    8.29        9.31         7.59          6.63
  Net assets, end of year ($000 omitted)           226,339     145,550      116,369       144,344
  Per share amount of fees waived
    ($ omitted)                                         --          --           --            --


(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                            THE PURPOSE OF THE FUNDS


        The Funds have been organized to provide a means for Eligible Investors to access and use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" method of investment, and to obtain FRIMCo's and Frank Russell Company's money manager evaluation services, on a pooled and cost-effective basis.


                 FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS


        Frank Russell Company, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. The Company and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1,300 associates.

        Three functions are at the core of Frank Russell Company's consulting service:

         Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

        Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

        Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

        When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the objectives of reducing risk and increasing returns.

                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION


        FRIMCo and Frank Russell Company believe capital market history shows that no one particular asset class provides consistent and/or above-average total return results, either on an absolute or relative basis, over extended periods of time. For example, there are periods of time when equity securities outperform fixed-income securities, and vice versa. Similarly, there are periods when securities selected for particular characteristics, or using particular investment styles, outperform other types of securities. For example, there are periods of time when equity securities with growth characteristics outperform equities with income characteristics, and vice versa. While these performance cycles tend to repeat themselves, they do so with no regularity. The blending of asset classes and investment styles on a complementary basis can obtain more consistent returns over longer time periods with a reduction of risk (volatility), although a particular asset class or investment style--or a particular Fund investing in one asset class or using a particular style--may not achieve above-average performance at any given point in the market.



         Similarly, FRIMCo and Frank Russell Company believe financial markets generally are efficient, and few money managers have shown the ability to time the major highs and lows in the securities markets with any high degree of consistency. However, some money managers have shown a consistent ability to achieve superior results within selected asset classes and styles and have demonstrated expertise in particular areas. Thus, by combining a mix of investment styles within each asset class and then selecting money managers for their ability to invest in a particular style, the investor may seek to achieve increased returns.



         Substantial pools of investment assets are required to achieve the cost effective and efficient allocation of assets among various asset classes and investment styles, to use multiple money managers, and to support the research and evaluation efforts required to select appropriate money managers. By pooling the assets of institutions and individuals with smaller to medium-sized accounts in a series of Funds with different objectives and policies, FRIMCo and Frank Russell Company believe that they are able to provide their multi-style, multi-manager diversification techniques and money manager evaluation services to Eligible Investors on a basis which is efficient and cost effective for the investor, FRIMCo and Frank Russell Company.


                               ELIGIBLE INVESTORS


         Shares of the Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity and which have entered into Asset Management Services Agreements (collectively, the "Agreements," and each, an "Agreement") with FRIMCo, and institutions or individuals who have acquired shares through such institutions and financial intermediaries. The initial minimum aggregate investment in any combination of these Funds is $10 million. An investor may be eligible to purchase these Funds if it does not meet the required initial minimum investment. FRIMCo, at its discretion, may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. Investors should consult their financial intermediary for details. Institutions and financial intermediaries which may have a particular interest in the Funds include:


        - Bank trust departments managing discretionary institutional or personal trust accounts

        -  Banks, other than through their trust departments

        -  Registered investment advisers

        -  Endowment funds and charitable foundations

        -  Broker Dealers

        -  Employee welfare plans

        -  Pension or profit sharing plans

        -  Insurance companies


         The Agreement provides, in general, for the officers and staff of FRIMCo, using the facilities and resources of Frank Russell Company, to assist the client to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. Once these decisions have been made by a client, the client's assets are then invested in one or more of the Funds. A client may change the allocation of its assets among the Funds, or withdraw some or all of its assets from the Funds at any time by redeeming Fund shares.



         Shares of the Funds generally are not offered or "retailed" to individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other eligible investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries receive no compensation from FRIMCo or the Funds; they may charge their customers a fee for providing these and possibly other trust or investment-related services. A shareholder may pay a fixed dollar fee to FRIMCo for other services or reports provided by FRIMCo to the shareholder.



         The Agreement sets forth the shareholder investment services fees to be paid to FRIMCo and is ordinarily expressed as a percentage of assets invested in the Funds. The shareholder investment services fee may include a fixed-dollar fee for certain specified services. The shareholder investment services fee is agreed upon by the client and FRIMCo and is at a rate which reflects the amount of assets expected to be invested in the Funds, the nature and extent of individualized services to be provided by FRIMCo to the client with respect to the assets, and other factors.

         Either the client or FRIMCo may terminate the Agreement upon written notice as provided in the Agreement. FRIMCo does not expect to exercise its right to terminate the Agreement unless a client does not (i) promptly pay fees due to FRIMCo; or (ii) invest sufficient assets in the Funds to compensate FRIMCo for providing services to the client with respect to assets invested in the Funds. Upon termination of an Agreement by the client or FRIMCo, FRIMCo will no longer provide asset-allocation, objective-setting or other services.

                        GENERAL MANAGEMENT OF THE FUNDS

         The Investment Company's Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Frank Russell Company and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.



         FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and Custodian; (iii) develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select or hire money managers to select individual portfolio securities held in the Funds' Liquidity Portfolios (see, "Investment Policies--Liquidity Portfolios"); and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as the costs of preparing and distributing explanatory materials concerning the Funds.



         The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:



         - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.



         - Loran M. Kaufman, who has been a Portfolio Manager of FRIMCo since 1990. Ms. Kaufman jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free and Real Estate Securities Funds.



         - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter jointly with another portfolio manager identified herein has primary responsibility for management of the International, International Securities and Emerging Markets Funds.



         - James M. Imhof, Manager of Portfolio Trading, FRIMCo, who has managed the day to day management of the FRIMCo Funds and ongoing analysis and monitoring of Fund money managers since 1989.



         - Peter F. Apanovitch, who has been the Manager of Short-Term Investment Funds for FRIMCo and Frank Russell Trust Company since 1991. Mr. Apanovitch manages the Money Market Fund.



         - James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Frank Russell Company. Mr. Jornlin has primary responsibility for management of the Real Estate Securities Fund.



         - Randal C. Burge, who has been a Portfolio Manager of FRIMCo, since June 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, International, International Securities and Emerging Markets Funds.



         - Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Frank Russell Company. Mr. Trittin jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.



         - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.



         Frank Russell Company provides to the Funds and FRIMCo the asset management consulting services--including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance--which Frank Russell Company provides to its other consulting clients. Frank Russell Company receives no compensation from the Funds or FRIMCo for its consulting services. Frank Russell Company and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Frank Russell Company's consulting services supplied to FRIMCo.



         George F. Russell, Jr., Chairman of the Board of the Trustees of the Investment Company, is the Chairman of the Board and controlling shareholder of Frank Russell Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company.


         The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") which permits the Investment Company, with the approval of its Board of Trustees, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Investment Company Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.


         For its services, FRIMCo receives a management fee from each Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Fund: Equity I Fund, .__%; Equity II Fund, .__%; Equity III Fund,
 .__%; Equity Q Fund, .__%; International Fund, .__%; Fixed Income I Fund, .__%; Fixed Income II Fund, .__%; Fixed Income III Fund, .__%; and Money Market Fund,
 .__%. FRIMCo is currently voluntarily waiving its fee with respect to the Money Market Fund. This waiver will continue until further notice. The fees of some of the Funds may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager.



         FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. This arrangement is not part of the Management Agreement with the Investment Company and may be changed or rescinded at any time.

                              EXPENSES OF THE FUNDS


         The Funds, and when appropriate each class, will pay all their expenses other than those expressly assumed by FRIMCo. The Funds' Class S Shares' expenses for the year ended December 31, 1996, as a percentage of average net assets, are shown in the Financial Highlights tables. Principal expenses are: the management, and transfer agency payable to FRIMCo; fees for custodial and portfolio accounting services payable to State Street Bank and Trust Company; fees for independent auditing and legal services; and fees for filing reports and registering shares with regulatory bodies.


                               THE MONEY MANAGERS


         The assets of each Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF A FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCO. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, SUBJECT TO APPROVAL BY THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY. The Funds will notify shareholders of the Fund concerned within 60 days of when a money manager begins or stops providing services.



         From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the period, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Fund: Equity I Fund, .__%; Equity II Fund, .__%; Equity III Fund,
 .__%; Equity Q Fund, .__%; International Fund, .__%; Fixed Income I Fund, .__%; Fixed Income II Fund, .__%; Fixed Income III Fund, .__%; and Money Market Fund,
 .__%. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.



         Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, that money manager will look only to FRIMCo as agent to make the payment of its fee.


         The money managers are selected for the Funds based primarily upon the research and recommendations of Frank Russell Company, which evaluates quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.


         The Money Market Fund is managed by Frank Russell Investment Management Company. The individual responsible for the management of the Fund, including his occupation for the past six years, is as follows: Peter F. Apanovitch, who has been Manager of Short-Term Investment Funds for the Frank Russell Investment Management Company and Frank Russell Trust Company since 1991.



         Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Frank Russell Company and FRIMCo. Although the money managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCO (EXCEPT WITH RESPECT TO THE MONEY MARKET FUND) NOR FRANK RUSSELL COMPANY EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.


            INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS

         Each Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Fund's shareholders. If there is a change in a fundamental investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Other policies reflect current practices of the Funds, and may be changed by the Funds without the approval of shareholders. This section of the Prospectus describes the Funds' principal objectives, restrictions, policies, and risks. A more detailed discussion appears in the Statement of Additional Information.

INVESTMENT OBJECTIVES.

         Each Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Funds may hold assets as cash reserves for temporary defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist. (See, "Investment Policies--Cash Reserves.")

                                  EQUITY I FUND

        The Equity I Fund's objective is to provide income and capital growth by investing principally in equity securities.

        The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                                 EQUITY II FUND

         The Equity II Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Equity I Fund, by investing in equity securities.


         Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities are publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index. A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends, or companies characterized as "special situations," where the money manager believes that cyclical developments in the securities markets, the industry or the issuer itself present opportunities for capital growth.


                                EQUITY III FUND

         The Equity III Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.


         The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as Equity II Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stocks, convertible securities, rights and warrants.


                                  EQUITY Q FUND

         The Equity Q Fund's objective is to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

         The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield, and other fundamental characteristics are expected to be near the averages for the Index. However, the money managers may tactically, temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index.

         The Fund's portfolio characteristics and holdings are expected to be similar to the Russell 1000(R) Index. However, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order for the Fund to meet its investment objective.


         The Fund will seek to achieve its investment objective by using various quantitative management techniques. FRIMCo believes quantitative management over a market cycle should provide a portfolio with consistent performance, diversification, market-like volatility, and limited market under performance. However, there is no guarantee the Fund will have such characteristics at any one time.


         A quantitative manager bases its investment decisions primarily on quantitative investment models. These models are used by the money manager to determine the investment potential of a stock within a particular portfolio and to rank securities most favorable to having a total return surpassing the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to have the characteristics needed to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index.

         The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                               INTERNATIONAL FUND

         The International Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

         The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

         The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                               FIXED INCOME I FUND

         The Fixed Income I Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

         The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by Standard & Poor's Ratings Group ("S&P") or A or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or judged by the money manager to be of at least equal credit quality to those designations.

                              FIXED INCOME II FUND

         The Fixed Income II Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing in fixed-income securities with low-volatility characteristics.

         The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies. Under normal circumstances, the Fund will invest in securities of issuers domiciled in at least three different countries.


         Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy, allocating investments among securities denominated in the US dollar and the currencies of a number of foreign countries and, where consistent with its policy of investing only in high-quality securities within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single currency other than the US dollar. At this time, FRIMCo intends to limit total non-US dollar investments to no more than 25% of total Fund assets.


         The Fund may invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes to be able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated). In addition to the US dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

         In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) debt securities issued or guaranteed by the US government, its agencies or instrumentalities ("US Government Securities"); (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined by the money managers to be of equivalent quality; (c) investment grade corporate debt securities or, if unrated, determined by the money managers to be of equivalent quality; (d) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of US banks or US or foreign branches of foreign banks) having total assets of more than $500 million and determined by the money managers to be of high-quality; and (e) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps, Inc., TBW-1 or TBW-2 by Thomson BankWatch, Inc., or, if not rated, issued by US or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the money managers to be of high-quality.

         As described above, the Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Community. These specific amounts of currency comprising the ECU may be adjusted by the Counsel of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. The money managers investing in such securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

         The Fund may enter into interest rate swaps, which involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

                              FIXED INCOME III FUND

         The Fixed Income III Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

         The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

         The Fund may also invest in convertible securities and derivatives, including warrants and interest rate swaps. Interest rate swaps are described under "Fixed Income II Fund." The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

         As described above, the Fund may invest in debt securities issued by supranational organizations. Supranational organizations are described under "Fixed Income II Fund."

         Investments in bank certificates of deposit, time deposits and bankers' acceptances include Eurodollar Certificates of Deposit ("ECD"), which are issued by foreign branches of US or foreign banks; Eurodollar Time Deposits ("ETD"), which are issued by foreign branches of US or foreign banks; and Yankee Certificates of Deposit ("Yankee CDs"), which are issued by US branches of foreign banks. These instruments may be US dollar or foreign currency denominated and are subject to the risks of non-US issuers described under "Investment Policies--Investment in Foreign Securities."

         The variable and floating rate securities the Fund may invest in provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as on a change in the prime rate. The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

         The Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. It is anticipated that no more than 25% of the Fund's net assets will be denominated in foreign currencies. Foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency exchange contracts) will only be used by the Fund for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies, and the countries considered to be emerging markets, are described under "Investment Policies--Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The emerging market debt in which the Fund may invest includes bonds, notes and debentures of emerging market governments and debt and other fixed income securities issued or guaranteed by such governments' agencies, instrumentalities or central banks, or by banks or other companies in emerging markets determined by the money managers to be suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans.

         The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by S&P or Baa by Moody's) or in unrated securities judged by the money managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, please refer to the Funds' Statement of Additional Information.

                                MONEY MARKET FUND

         The Money Market Fund's objectives are to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value, by investing in short-term, high-grade money market instruments. THE MONEY MARKET FUND IS NOT AVAILABLE FOR DIRECT SHAREHOLDER INVESTMENT UNTIL FURTHER NOTICE.

         The instruments in which the Fund invests include (1) securities issued or guaranteed by the US government or any of its agencies and instrumentalities, including securities of the US Treasury, the Federal National Mortgage Association, the Federal Housing Administration, and the Tennessee Valley Authority; (2) instruments of US and foreign banks and branches, including certificates of deposit, bankers' acceptances and time deposits, and may include ECDs, Yankee CDs and ETDs; (3) commercial paper of US and foreign companies; (4) corporate obligations; (5) variable amount master demand notes and (6) securities listed in (1) which are subject to repurchase agreements, provided that the Fund will not invest in repurchase agreements maturing in more than seven days if, as a result thereof, such repurchase agreements, together with all other illiquid securities, equal more than 10% of the Fund's total assets taken at the current market value.

         ECDs, ETDs and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Examples of these risks are described under "Investment Policies--Investment in Foreign Securities." Different risks may also exist for ECDs, ETDs and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money manager when evaluating credit risk in the selection of investments for the Fund.

         The Fund expects to maintain, but does not guarantee, a net asset value of $1 per share by valuing its portfolio securities at amortized cost. In order to use the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and invest only in US dollar denominated securities with remaining maturities of 397 days or less that the money manager determines are of high-quality with minimal credit risk in accordance with procedures adopted by the Board of Trustees. The procedures require that the money manager consider a number of factors in determining whether a security is of high-quality and of minimal credit risk, including that the security (i) if rated by more than one nationally recognized statistical rating organization ("NRSRO") is rated in the highest rating category of any two NRSROs, (ii) if rated by only one NRSRO, is rated in that NRSRO's highest rating category, and (iii) if unrated is determined by the money manager to be of comparable quality to a security rated in the highest rating category of an NRSRO. (See, the Statement of Additional Information for a description of the NRSROs.) These procedures are reasonably designed to assure that the prices determined by the amortized cost valuation will approximate the current market value.

INVESTMENT RESTRICTIONS

         The Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No Fund will:

         1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. A Fund's investment in "cash reserves" (see the next section) in shares of the Investment Company's Money Market Fund is not subject to this restriction or to restrictions 2 or 3.

         2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities).

         3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

         4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only for temporary purposes; invest more than 5% of its assets in securities of issuers which, together with any predecessor, have been in operation for less than three years; or invest more than 5% of its assets in warrants. (Currently, no Fund intends to borrow in excess of 5% of its net assets.)

INVESTMENT POLICIES

         The Funds use certain investment instruments and techniques commonly used by institutional investors. The principal policies are the following:


         Cash Reserves. Each Fund, other than the Money Market Fund, is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities which are at least comparable in quality to the Fund's permitted investments. In lieu of having each of these Funds make separate, direct investments in money market instruments, each Fund and its money managers may elect to invest the Fund's cash reserves in the Money Market Fund. FRIMCo currently does not collect a management or advisory fee from the Money Market Fund, thereby eliminating any duplication of fees. The Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and the Investment Company's other Funds.

         Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $___ million. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depository Receipts.


         The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquiree's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.


         The Russell 1000(R) Index is used as the basis for the Equity Q Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.



         Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.


         Repurchase Agreements. Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Investment Polices--Illiquid Securities," no Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Money Market Fund will not invest more than 10% of its net assets (taken at current market value) in repurchase agreements and other illiquid securities maturing in more than seven days.

         Forward Commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies--Illiquid Securities."


         Lending Portfolio Securities. Each Fund may lend portfolio securities with a value of up to 33.33% of its total assets. Such loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.

         Cash collateral is invested in high-quality short-term instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' Custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Fund and the Fund's Custodian.

         Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

         Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Investment Company may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Fund must immediately pay the amount of the shortfall to the borrower.

         Illiquid Securities. The Funds, other than the Money Market Fund, will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In the case of the Money Market Fund, this restriction is 10% of net assets. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). These policies do not include
(1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.


         Liquidity Portfolios. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion, for approximately 5%-15% of the Equity I, Equity II, Equity III, Equity Q and International Funds' assets assigned to a "Liquidity Portfolio." The Liquidity Portfolio will be used to create temporarily an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.


         Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

         The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. For purposes of the International and Fixed Income III Funds' policy of investing in securities of issuers located in emerging markets, the Funds will consider emerging markets to be countries with developing economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


         Depository Receipts. The Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.


         Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International, Fixed Income I, Fixed Income II and Fixed Income III Funds may enter into forward currency contracts, which are agreements to exchange one currency for another--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into a contract. The Funds may engage in forward currency contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate cash or readily marketable high-quality securities in an amount at all times equal to or exceeding the Funds' commitments with respect to these contracts.

         Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

         Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

         The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Funds are engaged in that strategy.

         A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above.

         Options. The Funds, other than the Money Market Fund, may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds, other than the Money Market Fund, may also purchase and sell put and call options on foreign currencies.

         A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

         Call and Put Options on Securities. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

         A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

         A Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

         To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

         The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

         The Funds intend to purchase and write call and put options on specific securities. The Funds will purchase and write options only to the extent permitted by the policies of state securities authorities in states where the shares of the Funds are qualified for offer and sale.

         Securities Index Options. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Funds, other than the Equity I, Equity II, Equity III, Equity Q and International Funds, currently intends to purchase and write call and put options on securities indexes.

         Options on Foreign Currency. The Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Funds, other than the Fixed Income III Fund, currently intends to write or purchase such options.

         Risk Factors. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         Where a Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Futures Contracts and Options on Futures Contracts. The Funds, other than the Money Market Fund, may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

         An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

         Each Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

         There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its Custodian cash or cash equivalents equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options" above.

         A Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission. A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

         High Risk Bonds. The Funds, other than the Fixed Income III Fund, do not invest assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers securities rated BBB, to have some speculative characteristics. The Funds, other than the Fixed Income III Fund, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.


         The Fixed Income III Fund will invest in "investment grade" securities and may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the growth of the market for lower rated debt securities growth has paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Fund will seek to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of their own credit analysis. For additional information, please refer to the Statement of Additional Information.


                         PORTFOLIO TRANSACTION POLICIES


         Decisions to buy and sell securities are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Liquidity Portfolios. The Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio investment decisions. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new money manager may significantly restructure the portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Funds (other than the Money Market
Fund) are shown in the Financial Highlights tables.



         FRIMCo arranges for the purchase and sale of Investment Company's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause Investment Company to pay such brokers and dealers commissions at rates that exceed rates that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, FRIMCo's primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.



         Frank Russell Securities, Inc., an affiliate of FRIMCo refunds to the Fund up to 70% of the commissions paid by that Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. This arrangement is used by the Equity I, Equity II, Equity III, Equity Q and International Funds. All Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates).


INCOME DIVIDENDS


         The Board of Trustees presently intends that dividends will be declared from net investment income and (for the Money Market Fund only) net short-term capital gains, if any, for payment on the following schedule:


DECLARED      PAYABLE
--------      -------
Daily         1st business day of following month         Money Market Fund

Quarterly     Mid: April, July, October and December      Equity I, Equity II,
                                                          Equity III, Equity Q,
                                                          Fixed Income I, Fixed
                                                          Income II and Fixed
                                                          Income III Funds

Annually      Mid-December                                International Fund

                           DIVIDENDS AND DISTRIBUTIONS

         The Money Market Fund determines net investment income immediately prior to the determination of the net asset value per share as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each business day. Net investment income will be credited daily to the accounts of shareholders of record prior to the net asset value calculation and paid monthly.

CAPITAL GAINS DISTRIBUTIONS


         The Board intends that distributions will be declared from capital gains through October 31 (excess of capital gains over capital losses) annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.


         Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

         All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                      TAXES

         Each Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a Fund will generally not be liable for federal income or excise taxes.

         For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fixed Income I, Fixed Income II, Fixed Income III and Money Market Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. Long-term capital gains distributions declared by the Investment Company's Board are taxed as long-term gains regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

         For corporate investors, dividends from net investment income paid by the Equity I, Equity II, Equity III and Equity Q Funds will generally qualify in part for the corporate dividends received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by such a Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

         The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


         The International, Fixed Income I, Fixed Income II and Fixed Income III Funds will receive dividends and interest paid by non-US issuers which will frequently be subject to withholding taxes by non-US governments. FRIMCo expects the International Fund to invest more than 50% of its total assets in non-US securities and to file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.


         The International Fund may invest up to 10% of its total assets in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a non-deductible federal income tax at the Fund level. In some cases, the International Fund may be able to avoid this tax by electing to be taxed currently on its share of PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

         Shareholders of Funds holding non-U.S. holdings should also be aware that for federal income tax purposes, foreign exchange losses realized by the Funds are treated as ordinary losses. This treatment may have the effect of reducing the Fund's income available for distribution to shareholders.

         The Fixed Income I, Fixed Income II and Fixed Income III Funds may acquire zero coupon securities issued with original issue discount. As the holder of such a security, the Funds will have to include in taxable income a portion of the original issue discount that accrues on the security for the taxable year, even if the Funds receive no payment on the security during the year. Because the Funds annually must distribute substantially all of their net investment income, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash the Funds actually receive. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

         Shareholders of the appropriate Funds will be notified after each calendar year of the amounts: of ordinary income dividends and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; of income which is a tax preference item (if any) for alternative minimum tax purposes; of the International Fund's foreign taxes withheld; and of the percentages of the Fixed Income I, Fixed Income II, Fixed Income III and Money Market Funds' income attributable to US government, Treasury and agency securities.

         A Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

         Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisers regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a Fund or on dividends and distributions received by them from a Fund and the application of foreign tax laws.

         Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

         Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                         CALCULATION OF FUND PERFORMANCE

         From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for Class S shares of each of the Funds are as follows:



                                       5 YEARS       10 YEARS
                         1 YEAR         ENDED          ENDED       INCEPTION TO
                          ENDED        DEC. 31,       DEC. 31,       DEC. 31,
                         DEC. 31,        1996           1996           1996        INCEPTION
                           1996      (ANNUALIZED)   (ANNUALIZED)   (ANNUALIZED)      DATE
                           ----      ------------   ------------   ------------      ---
Equity I                  23.58%         15.55%         15.20%        15.75%       10/15/81
Equity II                 18.51          14.45          14.21         14.00        12/28/81
Equity III                20.90          16.51          14.84         16.95        11/27/81
Equity Q                  23.67          16.60             --         13.71        05/29/87
International              7.98           9.90          10.06         16.03        01/31/83
Fixed Income I             3.75           7.08           8.30         11.45        10/15/81
Fixed Income II            4.76           5.00           7.11          9.57        10/30/81
Fixed Income III           4.88             --             --          7.16        01/29/93
Money Market               5.63           4.79           6.31          7.46        10/15/81



         Fund performance prior to April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance results are reported net of investment advisory fees, but gross of any investment services fees. Descriptions of these services can be obtained from FRIMCo upon request.



         The Fixed Income I, Fixed Income II and Fixed Income III Funds also may from time to time advertise their yields. The yields are based on historical earnings and are not intended to indicate future performance. Yield is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts. The 30-day yields for the year ended December 31, 1996 for shares of the Fixed Income I, Fixed Income II and Fixed Income III Funds were, respectively, 6.55%, 5.47% and 6.16%.


         The Money Market Fund may advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The following are the current and effective yields for shares of the Money Market Fund during 1996 for the seven-day periods ended:


                              MARCH 31              JUNE 30                SEPTEMBER 30            DECEMBER 31
                              --------              -------                ------------            -----------
                         CURRENT  EFFECTIVE    CURRENT   EFFECTIVE     CURRENT   EFFECTIVE     CURRENT   EFFECTIVE
                         -------  ---------    -------   ---------     -------   ---------     -------   ---------
Money Market Fund                         TO BE FILED BY AMENDMENT


        Each Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

                            VALUATION OF FUND SHARES

NET ASSET VALUE PER SHARE

         The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or orders to redeem are tendered. (Unless otherwise indicated, "shares" refers to the Class S Shares of the Funds.) For all Funds except the Money Market Fund, a business day is one on which the New York Stock Exchange is open for trading. A business day for the Money Market Fund includes any day on which the New York Stock Exchange is open for trading and the Boston Federal Reserve Bank is open. Net asset value per share is computed for a Fund by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). The Money Market Fund also determines its net asset value as of 1:00 p.m. Eastern time.

VALUATION OF PORTFOLIO SECURITIES

         With the exceptions noted below, the Funds value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

         Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

         The Money Market Fund's portfolio investments are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Money Market Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Money market instruments maturing within 60 days of the valuation date held by Funds other than the Money Market Fund are also valued at "amortized cost," unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                             PURCHASE OF FUND SHARES

         Shares of the Funds are sold on each business day directly to Eligible Investors at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

ORDER PROCEDURES

         Orders by all investors (except for participants in the Three Day Settlement Program described below) to purchase Investment Company Funds shares must be received by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Funds are offered and orders in proper form accepted prior to:

Close of the New York Stock Exchange                 Equity I, Equity II, Equity III, Equity Q,
(currently 4:00 p.m.  Eastern time)                  International, Fixed Income I, Fixed Income II and Fixed
                                                     Income III Funds
12:45 p.m.  Eastern time                             Money Market Fund*

* Shares of the Money Market Fund are not available for direct investment until further notice.

         Orders for the Money Market Fund shares placed prior to the above time and in proper form can be accepted for pricing and investment, and will begin to earn income, on that day. Money Market Fund orders received after that time will not be accepted for pricing and investment until the next business day. Orders for shares of any Fund which are not accepted before the respective time for that Fund can not be invested in the particular Fund nor begin to earn income until the next day on which shares of that Fund are offered.

         Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Custodian or Transfer Agent, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders received for the Funds:

         Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company.

         Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Funds' Custodian, State Street Bank and Trust Company. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

         Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investment in the Money Market Fund will be effected only when the check or draft is converted to federal funds. The investment will not begin to earn dividend income until the receipt of federal funds by the Money Market Fund. Investments in the non-Money Market Funds will be effected upon receipt of the check or draft by the Transfer Agent, when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

IN-KIND EXCHANGE OF SECURITIES

         The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the particular Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled, which is usually within 15 days following the purchase by exchange. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange. Investors interested in making an in-kind exchange are encouraged to consult with their tax advisers.

         The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

         The Investment Company will accept orders from financial institutions to purchase shares of the Funds, other than the Money Market Fund, for settlement on the third business day following the receipt of an order to be paid by a federal wire if the investor has agreed in writing to indemnify the Funds against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

         Investors purchasing Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such Intermediary. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

EXCHANGE PRIVILEGE

         Shareholders may exchange shares of any Fund offered by this Prospectus for shares of another Fund offered by this Prospectus on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including a prospectus of other Investment Company Funds, contact a Financial Intermediary or the Investment Company. Exchanges may be made (i) by telephone if the registration of the two accounts are identical; or (ii) in writing addressed to the Investment Company.

         An exchange is a redemption of the shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to talk with the investor's tax adviser.

                            REDEMPTION OF FUND SHARES

        SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FUNDS AT (800) 972-0700; IN WASHINGTON (206) 627-7001.

         Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below.

         Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than

$1,000. Payment for redemption requests of investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

         Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by the Funds' Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program on the days requests to redeem are tendered, prior to:

Close of the New York Stock Exchange                 Equity I, Equity II, Equity III, Equity Q,
  (currently 4:00 p.m.  Eastern time)                International, Fixed Income I, Fixed Income II and Fixed
                                                     Income III Funds
12:45 p.m.  Eastern time                             Money Market Fund

         Redemption requests placed for the Money Market Fund prior to the above time will be tendered that day. Requests for that Fund after the above time will be taken until 4:00 p.m. Eastern time, but will not be tendered until the next business day.

         Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.


         Mail. Redemption requests may be made in writing directly to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include the following:


         A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

         B. Such other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

         Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

         SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date. If the SWP is coming out of the Money Market Fund and the trade date falls on a Friday, or the day before a holiday, income will be earned until the payment date.

         Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

         SWP Distribution by Wire. Federal Funds Wire payments will be sent to the designated bank on the payment date.

         SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, to the requested address on the payment date.

         A Systematic Withdrawal Payment form must be completed and mailed to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

         Redemption in Kind. A Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                             ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS


         Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.



         State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, prepares tax records, and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds.



         Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.


ORGANIZATION, CAPITALIZATION, AND VOTING

         The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

         The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no Annual Meetings of shareholders, but Special Meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

         The Funds described in this Prospectus do not currently offer shares of beneficial interest in any class other than the Class S Shares.

         The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the

Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.


         At _______________, 1997 the following shareholder may be deemed by the 1940 Act to "control" the Funds listed after its name because it own more than 25% of the voting shares of the indicated Funds: [TO BE FILED BY AMENDMENT.]


                             MONEY MANAGER PROFILES


         The money managers, other than the Investment Manager for the Money Market Fund, have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.


                                  EQUITY I FUND

         Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.


         Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect wholly-owned subsidiary of Barclays Bank PLC.


         Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

         Equinox Capital Management, Inc., 399 Park Ave., 28th Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

         INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 300, Atlanta, GA 30309, is a corporation whose indirect parent is INVESCO, PLC, is a London-based financial services holding company.

         Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.


         Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.


         Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

         Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                                 EQUITY II FUND

         Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

         Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

         GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and a SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

         Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

         Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.


         Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


                                 EQUITY III FUND

         Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801, is a corporation controlled by its president, W. Anthony Hitschler and six other principals.

         Equinox Capital Management, Inc., See: Equity I Fund.

         Trinity Investment Management Corporation, See: Equity I Fund.

                                  EQUITY Q FUND


         Barclays Global Investors, See: Equity I Fund.


         Franklin Portfolio Associates Trust, One Post Office Square, Suite 3660, Boston, MA 02109, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

         J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                               INTERNATIONAL FUND


         Grantham, Mayo, Van Otterloo & Co LLC., 40 Rowes Wharf, Boston, MA 02110, is a company whose majority ownership is held by the four senior partners: Jeremy Grantham, Richard Mayo, Eyk De Mol Van Otterloo, and Kingsley Durant.


         J.P. Morgan Investment Management, Inc., See: Equity Q Fund.

         Marathon Asset Management Limited, 115 Shaftesbury Ave., London, England WC2H 8AD, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

         Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

         Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed: 51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

                               FIXED INCOME I FUND

         Lincoln Capital Management Company, See: Equity I Fund.

         Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

         Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, is a company whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                              FIXED INCOME II FUND

         BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned subsidiary of PNC Bank.

         Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

         STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM LX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                              FIXED INCOME III FUND

         BEA Associates, 153 East 53rd Street, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

         Pacific Investment Management Company, See: Fixed Income I Fund.

         Standish, Ayer & Wood, Inc., See: Fixed Income I Fund.

                                MONEY MARKET FUND

         Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402, is a registered investment adviser wholly owned by Frank Russell Company.

         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001

                                 MONEY MANAGERS


EQUITY I FUND
Alliance Capital Management L.P.
Barclays Global Investors
Columbus Circle Investors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation



TY II FUND
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP


EQUITY III FUND
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation


EQUITY Q FUND
Barclays Global Investors
Franklin Portfolio Associates Trust
J.P.  Morgan Investment Management, Inc.


INTERNATIONAL FUND
Grantham, Mayo, Van Otterloo & Co.
J.P.  Morgan Investment Management, Inc.
Marathon Asset Management Limited
Oechsle International Advisors
Rowe Price-Fleming International, Inc.

FIXED INCOME I FUND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

FIXED INCOME II FUND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

FIXED INCOME III FUND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MONEY MARKET FUND
Frank Russell Investment Management Company


MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600--One Commerce Square
Philadelphia, PA 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 972-0700
In Washington (206) 627-7001

                        FRANK RUSSELL INVESTMENT COMPANY
                         909 A STREET, TACOMA, WA 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001


         Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class S Shares of the eight Funds listed below.



         Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the individual Funds. There is no sales charge for investing in the Class S Shares of the Funds.


        Diversified Equity Fund              International Securities Fund
        Special Growth Fund                  Diversified Bond Fund
        Equity Income Fund                   Volatility Constrained Bond Fund
        Quantitative Equity Fund             Multistrategy Bond Fund

         SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Frank Russell Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. The Investment Company is a diversified open-end management investment company, commonly known as a "mutual fund."


         This Prospectus sets forth concisely information about the Investment Company and the Class S Shares of eight of its Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated _______, 1997, with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference and may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference.



         This Prospectus relates only to the Class S Shares of the eight Funds described herein. These Funds also offer shares of beneficial interest in another class of shares, the Class C Shares, through a separate prospectus. For more information concerning Class C Shares of the Funds, contact the person or organization from which you obtained this prospectus or write to the Secretary, Frank Russell Investment Company, at the address shown above, or telephone (800) 972-0700.

         The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet web site (http://www.sec.gov).




                         PROSPECTUS DATED ________, 1997

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

DIVERSIFIED EQUITY FUND--Income and capital growth by investing principally in equity securities.

SPECIAL GROWTH FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities.

EQUITY INCOME FUND--A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

QUANTITATIVE EQUITY FUND--Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

INTERNATIONAL SECURITIES FUND--Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

DIVERSIFIED BOND FUND--Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

VOLATILITY CONSTRAINED BOND FUND--Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

MULTISTRATEGY BOND FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.


This Prospectus describes and offers Class S Shares of the eight Funds set forth on the first page of this prospectus. The Investment Company's Funds had aggregate net assets of $___ billion on ______, 1997.



The net assets of these eight Funds on __________, were:

                  Diversified Equity
                  Special Growth
                  Equity Income
                  Quantitative Equity
                  International Securities
                  Diversified Bond
                  Volatility Constrained Bond
                  Multistrategy Bond

                        HIGHLIGHTS AND TABLE OF CONTENTS

ANNUAL FUND OPERATING EXPENSES summarizes the fees paid by shareholders and provides an example showing the effect of these fees on a $1,000 investment over time. PAGE .

FINANCIAL HIGHLIGHTS summarizes significant financial information concerning the Funds for the period stated herein. PAGE .


THE PURPOSE OF THE FUNDS is to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services on an economical and efficient basis. PAGE .


FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE .

MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. PAGE .


ELIGIBLE INVESTORS are principally those institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity, and which have entered into an Asset Management Services Agreement with FRIMCo; and institutions or individuals who have acquired shares through such institutions or financial intermediaries. PAGE .



GENERAL MANAGEMENT OF THE FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Funds on a day-to-day basis. Frank Russell Company provides to the Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE .



EXPENSES OF THE FUNDS are borne by the Funds. Each Fund pays a management fee to FRIMCo, its expenses and its portion of the general expenses of the Investment Company. FRIMCo, as agent for the Fund, pays from its fees, the investment advisory fees of the money managers of the Fund. The remainder of the fee is retained by FRIMCo, for conducting the Fund's general operations and for providing investment supervision for the Fund. Each Eligible Investor may pay to FRIMCo directly a fee for other services provided to that Eligible Investor. PAGE.



THE MONEY MANAGERS are evaluated and recommended by FRIMCo and Frank Russell Company. The money managers have complete discretion to purchase and sell portfolio securities for their segment of a Fund consistent with the Fund's investment objectives, policies and restrictions, and the specific strategies developed by Frank Russell Company and FRIMCo. PAGE.


INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS apply to each Fund. Those objectives, restrictions and policies designated "fundamental" may not be changed without the approval of a majority of the Fund's shareholders. Risks associated with certain Fund investment policies, such as market volatility risk, political risk, and credit risk, are disclosed in the context of policies giving rise to such risks. PAGE.

PORTFOLIO TRANSACTION POLICIES do not give significant weight to realizing long-term, rather than short-term, capital gains. PAGE.

DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared Monthly, by the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds; Quarterly, by the Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds; and Annually, by the International Securities Fund. All Funds declare distributions from net realized capital gains, if any, at least annually. PAGE .

INCOME TAXES PAID BY THE FUNDS should be nominal. Taxable shareholders of the Funds will be subject to federal taxes on dividends and capital gains distributions and may also be subject to state or local taxes. PAGE .

FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE .

VALUATION OF FUND SHARES occurs each business day. The value of a Class S share purchased or redeemed is based upon the next computed current market value of the assets, less liabilities, of each Class S Fund. Unless otherwise indicated, "shares" in this Prospectus refers to the Class S Shares of the Funds. PAGE .

PURCHASE OF FUND SHARES includes no sales charge. Shares are offered and orders to purchase are accepted on each business day. PAGE .

REDEMPTION OF FUND SHARES may be requested on any business day that shares are offered. There is no redemption charge. The redemption price is determined by the net asset value next computed after receipt of the redemption request. The Funds reserve the right to redeem in kind that portion of a redemption request which is in excess of $250,000. PAGE .

ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE .

THE FUNDS also offer a second class of shares, the Class C Shares, which are designed to meet different investor needs. PAGE .

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                         OF THE DIVERSIFIED EQUITY FUND

        The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                        None
  Sales Load Imposed on Reinvested Dividends                                             None
  Deferred Sales Load                                                                    None
  Redemption Fees                                                                        None
  Exchange Fees                                                                          None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                          .78%
  12b-1 Fees                                                                             None
    Other Expenses:
    Custodian Fees                                                           .07%
    Transfer Agent Fees                                                      .06
    Other Fees                                                               .03
                                                                             ---
    Total Other Expenses                                                                  .16
                                                                                         ----
  Total Class S Operating Expenses**                                                      .94%
                                                                                         ====


EXAMPLE:                                           1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                   ------      -------     -------     --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period            $9          $29         $52         $119
                                                     ==          ===         ===         ====

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                           OF THE SPECIAL GROWTH FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                         None
  Sales Load Imposed on Reinvested Dividends                                              None
  Deferred Sales Load                                                                     None
  Redemption Fees                                                                         None
  Exchange Fees                                                                           None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                           .95%
  12b-1 Fees                                                                              None
  Other Expenses:
    Custodian Fees                                                            .10%
    Transfer Agent Fees                                                       .10
    Other Fees                                                                .04
                                                                              ---
    Total Other Expenses                                                                   .24
                                                                                          ----
  Total Class S Operating Expenses**                                                      1.19%
                                                                                          ====

EXAMPLE:                                              1 YEAR    3 YEARS     5 YEARS     10 YEARS
                                                      ------    -------     -------     --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                $12      $36         $66         $149
                                                         ===      ===         ===         ====

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                            OF THE EQUITY INCOME FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                   None
  Sales Load Imposed on Reinvested Dividends                                        None
  Deferred Sales Load                                                               None
  Redemption Fees                                                                   None
  Exchange Fees                                                                     None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                     .80%
  12b-1 Fees                                                                        None
  Other Expenses:
    Custodian Fees                                                       .10%
    Transfer Agent Fees                                                  .13
    Other Fees                                                           .04
                                                                         ---
    Total Other Expenses                                                             .27
                                                                                    ----
  Total Class S Shares Operating Expenses**                                         1.07%
                                                                                    ====


EXAMPLE:                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                  ------    -------    -------    --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period            $11      $33        $59       $134
                                                     ===      ===        ===       ====

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                         OF THE QUANTITATIVE EQUITY FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                          None
  Sales Load Imposed on Reinvested Dividends                                               None
  Deferred Sales Load                                                                      None
  Redemption Fees                                                                          None
  Exchange Fees                                                                            None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                            .78%
  12b-1 Fees                                                                               None
  Other Expenses:
    Custodian Fees                                                             .06%
    Transfer Agent Fees                                                        .06
    Other Fees                                                                 .03
                                                                               ---
    Total Other Expenses                                                                    .15
                                                                                           ----
  Total Class S Shares Operating Expenses**                                                 .93%
                                                                                           ====


EXAMPLE:                                             1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                     ------      -------     -------     --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $9          $28         $51         $117
                                                       ==          ===         ===         ====

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                      OF THE INTERNATIONAL SECURITIES FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                      None
  Sales Load Imposed on Reinvested Dividends                                           None
  Deferred Sales Load                                                                  None
  Redemption Fees                                                                      None
  Exchange Fees                                                                        None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                        .95%
  12b-1 Fees                                                                           None
  Other Expenses:
    Custodian Fees                                                          .25%
    Transfer Agent Fees                                                     .06
    Other Fees                                                              .04
                                                                            ---
    Total Other Expenses                                                                .35
                                                                                       ----
  Total Class S Shares Operating Expenses**                                            1.30%
                                                                                       ====

EXAMPLE:                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                     ------    -------    -------    --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period             $13        $40        $72        $164
                                                      ===        ===        ===        ====

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                          OF THE DIVERSIFIED BOND FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                        None
  Sales Load Imposed on Reinvested Dividends                                             None
  Deferred Sales Load                                                                    None
  Redemption Fees                                                                        None
  Exchange Fees                                                                          None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                          .45%
  12b-1 Fees                                                                             None
  Other Expenses:
    Custodian Fees                                                           .07%
    Transfer Agent Fees                                                      .06
    Other Fees                                                               .03
                                                                             ---
    Total Other Expenses                                                                 .16
                                                                                         ---
  Total Class S Shares Operating Expenses**                                              .61%
                                                                                         ===


EXAMPLE:                                            1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                    ------     -------     -------     --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period             $6         $19         $34         $76
                                                      ==         ===         ===         ===

** Investors purchasing the Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                     OF THE VOLATILITY CONSTRAINED BOND FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                      None
  Sales Load Imposed on Reinvested Dividends                                           None
  Deferred Sales Load                                                                  None
  Redemption Fees                                                                      None
  Exchange Fees                                                                        None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                        .50%
  12b-1 Fees                                                                           None
  Other Expenses:
    Custodian Fees                                                          .09%
    Transfer Agent Fees                                                     .11
    Other Fees                                                              .06
                                                                            ---
    Total Other Expenses                                                                .26
                                                                                        ---
  Total Class S Shares Operating Expenses**                                             .76%
                                                                                        ===

EXAMPLE:                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                     ------    -------    -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $8        $23        $42         $95
                                                       ==        ===        ===         ===

** Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                         OF THE MULTISTRATEGY BOND FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                         None
  Sales Load Imposed on Reinvested Dividends                                                              None
  Deferred Sales Load                                                                                     None
  Redemption Fees                                                                                         None
  Exchange Fees                                                                                           None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                                    .58%
  12b-1 Fees                                                                                              None
  Other Expenses:
    Custodian Fees                                                                            .07%
    Transfer Agent Fees                                                                       .09
    Other Fees                                                                                .06
                                                                                              ---
    Total Other Expenses                                                                                   .22
                                                                                                          ----
  Total Class S Shares Operating Expenses (After Fee Waiver) (1)**                                         .80%
                                                                                                          ====

EXAMPLE:                                                            1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                    ------      -------     -------     --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                             $8          $25         $44         $101
                                                                      ==          ===         ===         ====

(1) The Manager has voluntarily agreed to waive a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses, other than certain other class level expenses exceed 0.80% of the Fund's average net assets on an annual basis. The gross annual total operating expenses absent the waiver would be .88% of average daily net assets. This waiver is intended to be in effect for the current year, but may be revised or eliminated at any time without notice to shareholders.

** Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED EQUITY FUND*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

DIVERSIFIED EQUITY FUND

                                      1996   1995     1994      1993       1992     1991      1990      1989       1988     1987
                                      ----   ----     ----      ----       ----     ----      ----      ----       ----     ----
NET ASSET VALUE, BEGINNING OF YEAR         $  32.26 $  34.88  $   35.6   $  36.36  $  30.66  $  35.22  $  30.46  $  27.22  $  31.20
                                           -------- --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         .60      .58       .56       .60       .81       .99       .94       .89      1.37
  Net realized and unrealized
    gain (loss) on investments                10.63     (.49)     3.03      2.30      8.36     (3.45)     7.68      3.57      1.05
                                           -------- --------  --------  --------  --------  --------  --------  --------  --------
    Total From Investment
    Operations                                11.23      .09      3.59      2.90      9.17     (2.46)     8.62      4.46      2.42
                                           -------- --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
  Net investment income                        (.60)    (.58)     (.55)     (.61)    (.82)      (.96)    (1.11)     (.81)     (.97)
  Net realized gain on
    investments                               (4.27)   (1.87)    (3.76)    (3.05)    (2.65)    (1.14)    (2.75)     (.41)    (5.43)
  In excess of net realized gain
    on investments                               --     (.26)       --        --        --        --        --        --        --
    Total Distributions                       (4.87)   (2.71)    (4.31)    (3.66)    (3.47)    (2.10)    (3.86)    (1.22)    (6.40)
                                           -------- --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF YEAR               $  38.62 $  32.26  $  34.88  $  35.60  $  36.36  $  30.66  $  35.22  $  30.46  $  27.22
                                           ======== ========  ========  ========  ========  ========  ========  ========  ========
TOTAL RETURN (%)                              35.17    (0.01)    10.53      8.32     31.05     (7.01)    29.06     16.37      6.94
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets                                  .95      .95       .96       .98       .98      1.03      1.01      1.00       .97
  Net investment income to
    average net assets                         1.56     1.73      1.54      1.69      2.28      2.97      2.65      2.92      2.27
  Portfolio turnover                          92.53    57.53     99.80     77.02    116.53     96.90     61.80     66.02     87.69
  Net assets, end of year
    ($000 omitted)                          530,645  414,036   388,420   337,549   325,746   251,254   234,988   202,948   198,902

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                FINANCIAL HIGHLIGHTS OF THE SPECIAL GROWTH FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

SPECIAL GROWTH FUND

                                           1996    1995       1994       1993       1992
                                           ----    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR               $  33.47   $  35.82   $  36.63   $  34.47
                                                 --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               .18        .16        .07        .05
  Net realized and unrealized gain (loss)
    on investments                                   9.25       (.71)      5.22       4.22
                                                 --------   --------   --------   --------
    Total From Investment Operations                 9.43       (.55)      5.29       4.27
                                                 --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                              (.21)      (.10)      (.07)      (.06)
  Net realized gain on investments                  (3.52)      (.85)     (6.03)     (2.05)
  In excess of net realized gain on
    investments                                        --       (.85)        --         --
                                                 --------   --------   --------   --------
    Total Distributions                             (3.73)     (1.80)     (6.10)     (2.11)
                                                 --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                     $  39.17   $  33.47   $  35.82   $  36.63
                                                 ========   ========   ========   ========
TOTAL RETURN (%)                                    28.52      (3.71)     15.48      12.52
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net to average
    net assets                                       1.22       1.20       1.31       1.33
  Operating expenses, gross to average
    net assets                                       1.22       1.20       1.31       1.33
  Net investment income to average
    net assets                                        .49        .50        .19        .14
  Portfolio turnover                                87.56      55.40      91.97      42.20
  Net assets, end of year ($000 omitted)          313,678    229,077    188,891    134,913
  Per share amount of fees reimbursed
    ($ omitted)                                        --         --         --         --

                                             1991       1990      1989      1988      1987
                                             ----       ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF YEAR         $  24.71   $ 29.35   $ 26.19   $ 23.58   $ 26.68
                                           --------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         .24       .42       .42       .24       .30
  Net realized and unrealized gain (loss)
    on investments                            10.34     (4.57)     5.78      2.99      1.59
                                           --------   -------   -------   -------   -------
    Total From Investment Operations          10.58     (4.15)     6.20      3.23      1.89
                                           --------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income                        (.24)     (.42)     (.48)     (.21)     (.35)
  Net realized gain on investments             (.58)     (.07)    (2.56)     (.41)    (4.64)
  In excess of net realized gain on
    investments                                  --        --        --        --        --
                                           --------   -------   -------   -------   -------
    Total Distributions                        (.82)     (.49)    (3.04)     (.62)    (4.99)
                                           --------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR               $  34.47   $ 24.71   $ 29.35   $ 26.19   $ 23.58
                                           ========   =======   =======   =======   =======
TOTAL RETURN (%)                              43.11    (14.28)    23.92     13.82      6.54
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net to average
    net assets                                 1.36      1.50      1.49      1.47      1.37
  Operating expenses, gross to average
    net assets                                 1.36      1.53      1.49      1.47      1.37
  Net investment income to average
    net assets                                  .80      1.57      1.42       .92      1.07
  Portfolio turnover                          42.81     63.87     85.24     51.75    161.46
  Net assets, end of year ($000 omitted)    105,245    62,116    60,146    47,405    45,460
  Per share amount of fees reimbursed
    ($ omitted)                               .0093        --        --        --        --

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                 FINANCIAL HIGHLIGHTS OF THE EQUITY INCOME FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EQUITY INCOME FUND

                                           1996    1995       1994       1993       1992
                                           ----    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR               $  32.21   $  35.90   $  35.32   $  36.54
                                                 --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               .94        .90        .83        .99
  Net realized and unrealized gain (loss)
    on investments                                  10.08       (.70)      3.69       3.08
                                                 --------   --------   --------   --------
    Total From Investment Operations                11.02        .20       4.52       4.07
                                                 --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                              (.97)      (.89)      (.83)     (1.00)
  In excess of net investment income                   --         --       (.00)        --
  Net realized gain on investments                  (3.83)     (3.00)     (3.11)     (4.29)
                                                 --------   --------   --------   --------
    Total Distributions                             (4.80)     (3.89)     (3.94)     (5.29)
                                                 --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                     $  38.43   $  32.21   $  35.90   $  35.32
                                                 ========   ========   ========   ========
TOTAL RETURN (%)                                    34.76       (.69)     13.23      11.51
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets                                       1.06       1.04       1.05       1.08
  Net investment income to average
    net assets                                       2.51       2.56       2.23       2.68
  Portfolio turnover                                92.40      89.91      78.72      95.07
  Net assets, end of year ($000 omitted)          180,116    144,285    149,532    134,365

                                             1991       1990      1989       1988      1987
                                             ----       ----      ----       ----      ----
NET ASSET VALUE, BEGINNING OF YEAR         $  30.75   $ 34.91   $  30.85   $ 26.92   $ 34.66
                                           --------   -------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        1.11      1.43       1.34      1.22      1.18
  Net realized and unrealized gain (loss)
    on investments                             7.15     (3.83)      6.47      3.96     (1.44)
                                           --------   -------   --------   -------   -------
    Total From Investment Operations           8.26     (2.40)      7.81      5.18      (.26)
                                           --------   -------   --------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income                       (1.10)    (1.37)     (1.50)    (1.25)    (1.50)
  In excess of net investment income             --        --         --        --        --
  Net realized gain on investments            (1.37)     (.39)     (2.25)       --     (5.98)
                                           --------   -------   --------   -------   -------
    Total Distributions                       (2.47)    (1.76)     (3.75)     1.25)    (7.48)
                                           --------   -------   --------   -------   -------
NET ASSET VALUE, END OF YEAR               $  36.54   $ 30.75   $  34.91   $ 30.85   $ 26.92
                                           ========   =======   ========   =======   =======
TOTAL RETURN (%)                              27.52     (6.90)     25.61     19.42     (2.44)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average
    net assets                                 1.11      1.14       1.15      1.13      1.06
  Net investment income to average
    net assets                                 3.11      4.12       3.94      4.08      3.30
  Portfolio turnover                          61.73     65.97      79.82     58.12     98.67
  Net assets, end of year ($000 omitted)    122,689    99,575    101,589    68,998    61,300

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE QUANTITATIVE EQUITY FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

QUANTITATIVE EQUITY FUND

                             1996     1995       1994       1993       1992       1991       1990       1989       1988      1987
                             ----     ----       ----       ----       ----       ----       ----       ----       ----      ----
NET ASSET VALUE,
  BEGINNING OF YEAR                $   24.84   $  26.44   $  25.82   $  25.88   $  21.07   $  23.57   $  20.21   $ 18.08   $ 20.00
                                   ---------   --------   --------   --------   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                  .50        .49        .45        .49        .58        .66        .68        .5       .32
  Net realized and
    unrealized gain
    (loss) on investments               8.72       (.19)      2.69       1.67       5.93      (1.99)      4.53      2.14     (1.86)
                                   ---------   --------   --------   --------   --------   --------   --------   -------   -------
    Total From
      Investment Operations             9.22        .30       3.14       2.16       6.51      (1.33)      5.21      2.70     (1.54)
                                   ---------   --------   --------   --------   --------   --------   --------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income                 (.51)      (.49)      (.45)      (.49)      (.58)      (.64)      (.76)     (.57)     (.25)
  Net realized gain on
    investments                        (2.79)     (1.41)     (2.07)     (1.73)     (1.12)      (.53)     (1.09)       --      (.13)
                                   ---------   --------   --------   --------   --------   --------   --------   -------   -------
    Total Distributions                (3.30)     (1.90)     (2.52)     (2.22)     (1.70)     (1.17)     (1.85)     (.57)     (.38)
                                   ---------   --------   --------   --------   --------   --------   --------   -------   -------
NET ASSET VALUE,
  END OF YEAR                      $   30.76   $  24.84   $  26.44   $  25.82   $  25.88   $  21.07   $  23.57   $ 20.21   $ 18.08
                                   =========   ========   ========   ========   ========   ========   ========   =======   =======
TOTAL RETURN (%)(a)                    37.69        .19      12.56       8.67      31.70      (5.60)     26.08     15.05     (7.74)
RATIOS (%)/SUPPLEMENTAL
  DATA:
  Operating expenses to
    average net
    assets (b)                           .93        .94        .98       1.02       1.03       1.12       1.14      1.16       .97
  Net investment income
    to average net
     assets (b)                         1.71       1.95       1.68       1.94       2.39       2.94       3.00      3.00      3.38
  Portfolio turnover (b)               78.83      45.97      62.48      59.19      58.07      57.49      90.65     59.37     47.78
  Net assets, end of
    year ($000 omitted)             0488,948    380,592    314,647    244,870    201,614    147,730    124,111    89,858    64,182


++      For the period May 15, 1987 (commencement of operations) to December 31,
        1987.

(a)     Periods of less than one year are not annualized.

(b)     The ratios for the period ended December 31, 1987 are annualized.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

           FINANCIAL HIGHLIGHTS OF THE INTERNATIONAL SECURITIES FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

INTERNATIONAL SECURITIES FUND

                                          1996    1995       1994       1993       1992
                                          ----    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR              $  53.96   $  57.95   $  44.75   $  49.15
                                                --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              .56        .44        .40        .61
  Net realized and unrealized gain
    (loss) on investments (a)                       4.89       1.23      14.53      (4.02)
                                                --------   --------   --------   --------
    Total From Investment Operations                5.45       1.67      14.93      (3.41)
                                                --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                             (.88)      (.04)      (.38)      (.68)
  In excess of net investment income                (.23)      (.02)      (.23)        --
  Net realized gain on investments                 (1.69)     (5.60)     (1.12)      (.31)
                                                --------   --------   --------   --------
    Total Distributions                            (2.80)     (5.66)     (1.73)      (.99)
                                                --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                    $  56.61   $  53.96   $  57.95   $  44.75
                                                ========   ========   ========   ========
TOTAL RETURN (%)                                   10.20       4.86      33.48      (6.94)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    assets                                          1.30       1.30       1.38       1.45
  Operating expenses, gross, to
    average assets                                  1.31       1.33       1.42       1.47
  Net investment income to average
    net assets                                       .97        .70        .82       1.37
  Portfolio turnover                               42.96      72.23      60.22      48.93
  Net assets, end of year ($000 omitted)         623,389    563,333    454,482    262,886
  Per share amount of fees reimbursed
    ($ omitted)                                    .0080      .0178      .0161      .0054

                                            1991       1990       1989       1988      1987
                                            ----       ----       ----       ----      ----
NET ASSET VALUE, BEGINNING OF YEAR        $  44.60   $  55.81   $  50.49     45.26   $ 49.22
                                          --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        .72       1.05        .67       .86       .55
  Net realized and unrealized gain
    (loss) on investments (a)                 4.60      (9.53)     10.32      8.98      6.84
                                          --------   --------   --------   -------   -------
    Total From Investment Operations          5.32      (8.48)     10.99      9.84      7.39
                                          --------   --------   --------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income                       (.76)     (1.08)      (.89)     (.95)     (.45)
  In excess of net investment income            --         --         --        --        --
  Net realized gain on investments            (.01)     (1.65)     (4.78)    (3.66)   (10.90)
                                          --------   --------   --------   -------   -------
    Total Distributions                       (.77)     (2.73)     (5.67)    (4.61)   (11.35)
                                          --------   --------   --------   -------   -------
NET ASSET VALUE, END OF YEAR              $  49.15   $  44.60   $  55.81   $ 50.49   $ 45.26
                                          ========   ========   ========   =======   =======
TOTAL RETURN (%)                             11.99     (15.34)     22.24     22.05     15.89
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    assets                                    1.49       1.50       1.50      1.50      1.50
  Operating expenses, gross, to
    average assets                            1.49       1.50       1.54      1.50      1.50
  Net investment income to average
    net assets                                1.68       2.28       1.54      1.60       .91
  Portfolio turnover                         52.46      68.89      57.16     43.50    113.04
  Net assets, end of year ($000 omitted)   243,065    169,818    123,823    91,006    88,321
  Per share amount of fees reimbursed
    ($ omitted)                                 --         --      .0169        --        --


(a) Provision for federal income tax for the year ended December 31, 1991 amounted to $.03 per share.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

DIVERSIFIED BOND FUND

                                      1996    1995       1994       1993       1992
                                      ----    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR          $  21.53   $  23.73   $  23.49   $  24.29
                                            --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         1.54       1.46       1.48       1.62
  Net realized and unrealized gain
    (loss) on investments                       2.18      (2.22)       .83       (.10)
                                            --------   --------   --------   --------
    Total From Investment Operations            3.72       (.76)      2.31       1.52
                                            --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                        (1.56)     (1.42)     (1.48)     (1.63)
  In excess of net investment income              --         --       (.01)        --
  Net realized gain on investments                --         --       (.58)      (.69)
  In excess of net realized gain
    on investments                                --       (.02)        --         --
                                            --------   --------   --------   --------
    Total Distributions                        (1.56)     (1.44)     (2.07)     (2.32)
                                            --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                $  23.69   $  21.53   $  23.73   $  23.49
                                            ========   ========   ========   ========
TOTAL RETURN (%)                               17.76      (3.25)     10.02       6.57
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average assets                               .59        .56        .58        .62
  Operating expenses, gross, to
    average assets                               .59        .56        .58        .67
  Net investment income to
    average net assets                          6.69       6.57       6.13       6.79
  Portfolio turnover                          135.85     153.21     177.74     228.37
  Net assets, end of year ($000
    omitted)                                 513,808    525,315    477,341    412,394
  Per share amount of fees waived
   ($ omitted)                                    --         --         --      .0115

                                        1991       1990       1989       1988       1987
                                        ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR    $  22.81   $  22.90   $  22.38   $  22.38   $  25.00
                                      --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                   1.72       1.74       1.87       1.69       1.55
  Net realized and unrealized gain
    (loss) on investments                 1.61       (.09)       .83       (.02)     (1.28)
                                      --------   --------   --------   --------   --------
    Total From Investment Operations      3.33       1.65       2.70       1.67        .27
                                      --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                  (1.69)     (1.74)     (1.92)     (1.67)     (1.65)
  In excess of net investment income        --         --         --         --         --
  Net realized gain on investments        (.16)        --       (.26)        --      (1.24)
  In excess of net realized gain
    on investments                          --         --         --         --         --
                                      --------   --------   --------   --------   --------
    Total Distributions                  (1.85)     (1.74)     (2.18)     (1.67)     (2.89)
                                      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR          $  24.29   $  22.81   $  22.90   $  22.38   $  22.38
                                      ========   ========   ========   ========   ========
TOTAL RETURN (%)                         15.29       7.58      12.52       7.67       1.25
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average assets                         .74        .88        .93        .93        .90
  Operating expenses, gross, to
    average assets                         .74        .88        .93        .93        .90
  Net investment income to
    average net assets                    7.38       7.89       8.16       7.48       7.05
  Portfolio turnover                    130.96      94.88     195.14     197.15     180.54
  Net assets, end of year ($000
    omitted)                           344,081    294,677    230,156    211,656    197,730
  Per share amount of fees waived
   ($ omitted)                              --         --         --         --         --


* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

          FINANCIAL HIGHLIGHTS OF THE VOLATILITY CONSTRAINED BOND FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

VOLATILITY CONSTRAINED BOND FUND

                                            1996    1995       1994       1993       1992
                                            ----    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR                $  18.64   $  19.78   $  19.51   $  20.33
                                                  --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               1.21       1.15        .82       1.34
  Net realized and unrealized gain (loss)
    on investments                                     .58      (1.16)       .45       (.88)
                                                  --------   --------   --------   --------
    Total From Investment Operations                  1.79       (.01)      1.27        .46
                                                  --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                              (1.22)     (1.13)      (.71)     (1.28)
  Net realized gain on investments                      --         --         --         --
  Tax Return of capital                                 --         --       (.29)        --
                                                  --------   --------   --------   --------
    Total Distributions                              (1.22)     (1.13)     (1.00)     (1.28)
                                                  --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                      $  19.21   $  18.64   $  19.78   $  19.51
                                                  ========   ========   ========   ========
TOTAL RETURN (%)                                      9.89       (.02)      6.67       2.29
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net assets             .71        .67        .66        .68
  Net investment income to average
    net assets                                        6.33       5.97       5.79       6.74
  Portfolio turnover                                256.72     182.65     220.77     312.05
  Net assets, end of year ($000 omitted)           181,881    195,007    225,672    292,909

                                              1991       1990       1989       1988       1987
                                              ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF YEAR          $  19.51   $  19.37   $  19.14   $  19.21   $  20.06
                                            --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         1.45       1.52       1.66       1.55       1.48
  Net realized and unrealized gain (loss)
    on investments                               .80        .13        .30       (.10)      (.67)
                                            --------   --------   --------   --------   --------
    Total From Investment Operations            2.25       1.65       1.96       1.45        .81
                                            --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  Net investment income                        (1.43)     (1.51)     (1.73)     (1.52)     (1.59)
  Net realized gain on investments                --         --         --         --       (.07)
  Tax Return of capital                           --         --         --         --         --
                                            --------   --------   --------   --------   --------
    Total Distributions                        (1.43)     (1.51)     (1.73)     (1.52)     (1.66)
                                            --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                $  20.33   $  19.51   $  19.37   $  19.14   $  19.21
                                            ========   ========   ========   ========   ========
TOTAL RETURN (%)                               12.00       8.92      10.64       7.77       4.27
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net assets       .62        .62        .61        .59        .58
  Net investment income to average
    net assets                                  7.34       7.88       8.41       7.97       7.75
  Portfolio turnover                          159.20     181.66     331.12     238.69     190.36
  Net assets, end of year ($000 omitted)     293,603    240,887    214,745    234,095    251,702

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE MULTISTRATEGY BOND FUND*

        The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

MULTISTRATEGY BOND FUND

                                                          1996    1995       1994      1993++
                                                          ----    ----       ----      ----
NET ASSET VALUE, BEGINNING OF YEAR                              $   9.29   $  10.31   $ 10.00
                                                                --------   --------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              .65        .58       .46
  Net realized and unrealized gain (loss) on investments             .97      (1.03)      .40
                                                                --------   --------   -------
    Total From Investment Operations                                1.62       (.45)      .86
                                                                --------   --------   -------
LESS DISTRIBUTIONS:
  Net investment income                                             (.66)      (.57)     (.46)
  Net realized gain on investments                                    --         --      (.08)
  In excess of net realized gain on investments                       --         --      (.01)
                                                                --------   --------   -------
    Total Distributions                                             (.66)      (.57)     (.55)
                                                                --------   --------   -------
NET ASSET VALUE, END OF YEAR                                    $  10.25   $   9.29   $ 10.31
                                                                ========   ========   =======
TOTAL RETURN (%)(a)                                                17.92      (4.35)     8.74
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)                 .85        .85       .85
  Operating expenses, gross, to average net assets (b)               .89        .90      1.20
  Net investment income to average net assets (b)                   6.61       6.26      5.60
  Portfolio turnover (b)                                          142.26     136.39    188.95
  Net assets, end of year ($000 omitted)                         218,765    173,035    98,374
  Per share amount of fees waived ($ omitted)                         --         --     .0002
  Per share amount of fees reimbursed ($ omitted)                  .0042      .0043     .0286

++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.

(a)     Periods less than one year are not annualized.

(b)     The ratios for the period ended December 31, 1993 are annualized.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                            THE PURPOSE OF THE FUNDS


        The Funds have been organized to provide a means for Eligible Investors to access and use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" method of investment, and to obtain FRIMCo's and Frank Russell Company's money manager evaluation services, on a pooled and cost-effective basis.


                 FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS


        Frank Russell Company, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. The Company and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1,300 associates.

        Three functions are at the core of Frank Russell Company's consulting service:


        Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

        Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

        Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

        When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the objectives of reducing risk and increasing returns.

                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION


        FRIMCo and Frank Russell Company believe capital market history shows that no one particular asset class provides consistent and/or above-average total return results, either on an absolute or relative basis, over extended periods of time. For example, there are periods of time when equity securities outperform fixed-income securities, and vice versa. Similarly, there are periods when securities selected for particular characteristics, or using particular investment styles, outperform other types of securities. For example, there are periods of time when equity securities with growth characteristics outperform equities with income characteristics, and vice versa. While these performance cycles tend to repeat themselves, they do so with no regularity. The blending of asset classes and investment styles on a complementary basis can obtain more consistent returns over longer time periods with a reduction of risk (volatility), although a particular asset class or investment style--or a particular Fund investing in one asset class or using a particular style--may not achieve above-average performance at any given point in the market.



        Similarly, FRIMCo and Frank Russell Company believe financial markets generally are efficient, and few money managers have shown the ability to time the major highs and lows in the securities markets with any high degree of consistency. However, some money managers have shown a consistent ability to achieve superior results within selected asset classes and styles and have demonstrated expertise in particular areas. Thus, by combining a mix of investment styles within each asset class and then selecting money managers for their ability to invest in a particular style, the investor may seek to achieve increased returns.



        Substantial pools of investment assets are required to achieve the cost effective and efficient allocation of assets among various asset classes and investment styles, to use multiple money managers, and to support the research and evaluation efforts required to select appropriate money managers. By pooling the assets of institutions and individuals with smaller to medium-sized accounts in a series of Funds with different objectives and policies, FRIMCo and Frank Russell Company believe that they are able to provide their multi-style, multi-manager diversification techniques and money manager evaluation services to Eligible Investors on a basis which is both efficient and cost effective for the investor, FRIMCo and Frank Russell Company.


                               ELIGIBLE INVESTORS


        Shares of the Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity and which have entered into Asset Management Services Agreements (collectively, the "Agreements," and each, an "Agreement") with FRIMCo, and institutions or individuals who have acquired shares through such institutions and financial intermediaries. There is no specified minimum amount which must be invested. Institutions and financial intermediaries which may have a particular interest in the Funds include:


        - Bank trust departments managing discretionary institutional or personal trust accounts

        -         Banks, other than through their trust departments

        -         Registered investment advisers

        -         Endowment funds and charitable foundations

        -         Broker-Dealers

        -         Employee welfare plans

        -         Pension or profit sharing plans

        -         Insurance companies


        The Agreement provides, in general, for the officers and staff of FRIMCo, using the facilities and resources of Frank Russell Company, to assist the client to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. Once these decisions have been made by a client, the client's assets are then invested in one or more of the Funds. A client may change the allocation of its assets among the Funds, or withdraw some or all of its assets from the Funds at any time by redeeming Fund shares.



        Shares of the Funds generally are not offered or "retailed" to individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other eligible investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for the benefit of their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries receive no compensation from FRIMCo or the Funds; they may charge their customers a fee for providing these and possibly other trust or investment-related services. A shareholder may pay a fixed dollar fee to FRIMCo for other services or reports provided by FRIMCo to the shareholder.



        Either the client or FRIMCo may terminate the Agreement upon written notice as provided for in the Agreement. FRIMCo does not expect to exercise its right to terminate the Agreement unless a client does not (i) promptly pay fees due to FRIMCo; or (ii) invest sufficient assets in the Funds to compensate FRIMCo for providing services to the client with respect to assets invested in the Funds. Upon termination of an Agreement by the client or FRIMCo, FRIMCo will no longer provide asset-allocation, objective-setting or other services.


                         GENERAL MANAGEMENT OF THE FUNDS


        The Investment Company's Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Frank Russell Company and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.



        FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and Custodian; (iii) develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select or hire money managers to select individual portfolio securities held in the Funds' Liquidity Portfolios (see, "Investment Policies--Liquidity Portfolios"); and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as the costs of preparing and distributing explanatory materials concerning the Funds to prospective clients.



        The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

        - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.

        - Loran M. Kaufman, who has been a Portfolio Manager of FRIMCo since 1990. Ms. Kaufman jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free and Real Estate Securities Funds.

        - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter jointly with another portfolio manager identified herein has primary responsibility for management of the International, International Securities and Emerging Markets Funds.

        - James M. Imhof, Manager of Portfolio Trading, FRIMCo, who has managed the day to day management of the FRIMCo Funds and ongoing analysis and monitoring of Fund money managers since 1989.

        - Peter F. Apanovitch, who has been the Manager of Short-Term Investment Funds for FRIMCo and Frank Russell Trust Company since 1991. Mr. Apanovitch manages the Money Market Fund.

        - James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Frank Russell Company. Mr. Jornlin has primary responsibility for management of the Real Estate Securities Fund.

        - Randal C. Burge, who has been a Portfolio Manager of FRIMCo, since June 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, International, International Securities and Emerging Markets Funds.

        - Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Frank Russell Company. Mr. Trittin jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

        - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.



        Frank Russell Company provides to the Funds and FRIMCo the asset management consulting services-- including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance--which Frank Russell Company provides to its other consulting clients. Frank Russell Company receives no compensation from the Funds or FRIMCo for its consulting services. Frank Russell Company and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Frank Russell Company's consulting services supplied to FRIMCo.



        George F. Russell, Jr., Chairman of the Board of Trustees of the Investment Company, is the Chairman of the Board and controlling shareholder of Frank Russell Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company.


        The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") which permits the Investment Company, with the approval of its Board of Trustees, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Investment Company Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.


        For its services, FRIMCo receives a management fee from each Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Fund: Diversified Equity Fund, ___%; Special Growth Fund, ___%; Equity Income Fund, ___%; Quantitative Equity Fund, ____%; International Securities Fund, ____%; Diversified Bond Fund, ____%; Volatility Constrained Bond Fund, ____%; and Multistrategy Bond Fund, ___%. The fees of the Funds, other than the Diversified Bond and Volatility Constrained Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager.



        FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. This arrangement is not part of the Management Agreement with the Investment Company and may be changed or rescinded at any time.

                              EXPENSES OF THE FUNDS


        The Funds, and when appropriate each class, will pay their own expenses other than those expressly assumed by FRIMCo. The Funds' Class S Shares' expenses for the year ended December 31, 1996, as a percentage of average net assets, are shown in the Financial Highlights tables. Principal expenses are: the management, transfer agency and recordkeeping fees payable to FRIMCo; fees for custodial, preparing tax records and portfolio accounting payable to State Street Bank and Trust Company; fees for independent auditing and legal services; and fees for filing reports and registering shares with regulatory bodies.


                               THE MONEY MANAGERS


        The assets of each Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF A FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCO. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCO, SUBJECT TO APPROVAL BY THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY. The Funds will notify shareholders of the Fund concerned within 60 days when a money manager begins or stops providing services.


        From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the period, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Fund: Diversified Equity Fund, ____%; Special Growth Fund, ____%; Equity Income Fund, ____%; Quantitative Equity Fund, ___%; International Securities Fund, ____%; Diversified Bond Fund, ____%; Volatility Constrained Bond Fund, ____%; and Multistrategy Bond Fund, ___%. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.


        Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, the money manager will look only to FRIMCo for the payment of its fee.


        The money managers are selected for the Funds based primarily upon the research and recommendations of Frank Russell Company, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.


        Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Frank Russell Company and FRIMCo. Although the money managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCO, NOR FRANK RUSSELL COMPANY EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.


            INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS

        Each Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Fund's shareholders. If there is a change in a fundamental investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Other policies reflect current practices of the Funds, and may be changed by the Funds without the approval of shareholders. This section of the Prospectus describes the Funds' principal objectives, restrictions, policies, and risks. A more detailed discussion appears in the Statement of Additional Information.

INVESTMENT OBJECTIVES

        Each Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist. (See, "Investment Policies--Cash Reserves.")

                             DIVERSIFIED EQUITY FUND

        The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities.

        The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.


                               SPECIAL GROWTH FUND

        The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities.

        Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index. A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends; or companies characterized as "special situations" where the money manager believes that cyclical developments in the securities markets, the industry, or the issuer itself present opportunities for capital growth.

                               EQUITY INCOME FUND

        The Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation, by investing primarily in income-producing equity securities.


        The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as the Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.


                            QUANTITATIVE EQUITY FUND

        The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

        The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index.

        The Fund's portfolio characteristics and holdings are expected to be similar to the Russell 1000(R) Index. However, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order for the Fund to meet its investment objectives.


        The Fund will seek to achieve its investment objectives by using various quantitative management techniques. FRIMCo believes quantitative management over a market cycle should provide a portfolio with consistent performance, diversification, market-like volatility and limited market under performance. However, there is no guarantee the Fund will have such characteristics at any one time.


        A quantitative manager bases its investment decisions primarily on quantitative investment models. These models are used by the money manager to determine the investment potential of a stock within a particular portfolio and to rank securities most favorable to having a total return surpassing the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to have the characteristics needed to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index.

        The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                          INTERNATIONAL SECURITIES FUND

        The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

        The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

        The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              DIVERSIFIED BOND FUND

        The Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

        The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by Standard & Poor's Ratings Group ("S&P") or A or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or judged by the money manager to be of at least equal credit quality to those designations.

                        VOLATILITY CONSTRAINED BOND FUND

        The Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

        The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies. Under normal circumstances, the Fund will invest in securities of issuers domiciled in at least three different countries.


        Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy, allocating investments among securities denominated in the US dollar and the currencies of a number of foreign countries and, where consistent with its policy of investing only in high-quality securities, within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single currency other than the US dollar. At this time, FRIMCo intends to limit total non-US dollar investments to no more than 25% of total Fund assets.


        The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated). In addition to the US dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

        In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) debt securities issued or guaranteed by the US government, its agencies or instrumentalities ("US Government Securities"); (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined by the money managers to be of equivalent quality; (c) investment grade corporate debt securities or, if unrated, determined by the money managers to be of equivalent quality; (d) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of US banks or US or foreign branches of foreign banks) having total assets of more than $500 million and determined by the money managers to be of high-quality; and (e) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps, Inc., TBW-1 or TBW-2 by Thomson Bank Watch, Inc., or, if not rated, issued by US or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the money managers to be of high-quality.

        As described above, the Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is an organization consisting of certain European states engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

        The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Community. The specific amounts of currency comprising the ECU may be adjusted by the Counsel of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. The money managers investing in such securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

        The Fund may enter into interest rate swaps, which involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

                             MULTISTRATEGY BOND FUND

        The Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

        The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

        The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. Interest rate swaps are described under "Volatility Constrained Bond Fund." The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

        As described above, the Fund may invest in debt securities issued by supranational organizations. Supranational organizations are described under "Volatility Constrained Bond Fund."

        Investments in bank certificates of deposit, time deposits and bankers' acceptances include Eurodollar Certificates of Deposit, which are issued by foreign branches of US or foreign banks; Eurodollar Time Deposits, which are issued by foreign branches of US or foreign banks; and Yankee Certificates of Deposit, which are issued by US branches of foreign banks. These instruments may be US dollar or foreign currency denominated and are subject to the risks of non-US issuers described under "Investment Policies--Investment in Foreign Securities."

        The variable and floating rate securities the Fund may invest in provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

        The Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. It is anticipated that no more than 25% of the Fund's net assets will be denominated in foreign currencies. Foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) will only be used by the Fund for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment Policies--Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Emerging market debt that the Fund may invest in includes bonds, notes and debentures of emerging market governments and debt and other fixed income securities issued or guaranteed by such governments' agencies, instrumentalities or central banks, or by banks or other companies in emerging markets determined by the money managers to be suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

        The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by S&P or Baa by Moody's) or in unrated securities judged by the money managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, please refer to the Funds' Statement of Additional Information.


INVESTMENT RESTRICTIONS

        The Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No Fund will:

        1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. A Fund's investment in "cash reserves" (see the next section) in shares of the Investment Company's Money Market Fund are not subject to this restriction or to restrictions 2 or 3.

        2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities).

        3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

        4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only for temporary purposes; invest more than 5% of its assets in securities of issuers which, together with any predecessor, have been in operation for less than three years; or invest more than 5% of its assets in warrants. (Currently, no Fund intends to borrow in excess of 5% of its net assets.)

INVESTMENT POLICIES

        The Funds use certain investment instruments and techniques commonly used by institutional investors. The principal policies are the following:

        Cash Reserves. Each Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities which are at least comparable in quality to the Fund's permitted investments. In lieu of having each of these Funds make separate, direct investments in money market instruments, each Fund and its money managers may elect to invest the Fund's cash reserves in the Investment Company's Money Market Fund.


        The Investment Company's Money Market Fund, described in a separate prospectus, seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. FRIMCo currently does not collect a management or advisory fee from the Money Market Fund, thereby eliminating any duplication of fees. The Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and the Investment Company's other Funds.


        Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $___ million. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts.


        The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquiree's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.


        The Russell 1000(R) Index is used as the basis for the Quantitative Equity Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.


        Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.


        Repurchase Agreements. Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at time of the agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Investment Policies--Illiquid Securities," no Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

        Forward Commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled.

        Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies--Illiquid Securities."


        Lending Portfolio Securities. Each Fund may lend portfolio securities with a value of up to 33.33% of its total assets. Such loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the current loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.


        Cash collateral is invested in high-quality short-term instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' Custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Fund and the Fund's Custodian.

        Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

        Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Investment Company may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Fund must immediately pay the amount of the shortfall to the borrower.

        Illiquid Securities. The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). These policies do not include (1) commercial paper issued under
Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.


        Liquidity Portfolios. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5%-15% of the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a "Liquidity Portfolio." The Liquidity Portfolio will be used to create temporarily an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

         Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

         The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


         Depository Receipts. The Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.


         Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may enter into forward currency contracts, which are agreements to exchange one currency for another--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into a contract. The Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate cash or readily marketable high-quality securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.


                                      -34

        Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

        Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

        The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Funds are engaged in that strategy.

        A Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above.

        Options. The Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell put and call options on foreign currencies.

        A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

        Call and Put Options on Securities. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

        A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

        A Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

        To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

        The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

        The Funds intend to purchase and write call and put options on specific securities. The Funds will purchase and write options only to the extent permitted by the policies of state securities authorities in states where the shares of the Funds are qualified for offer and sale.

        Securities Index Options. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Funds, other than the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds, currently intends to purchase and write call and put options on securities indexes.

        Options on Foreign Currency. The Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Funds, other than the Multistrategy Bond Fund, currently intends to write or purchase such options.

        Risk Factors. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

        Where a Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

        There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

        Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

        An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

        Each Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

        There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

        There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

        A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its Custodian cash or cash equivalents equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options" above.

        A Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission. A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

        High Risk Bonds. The Funds, other than Multistrategy Bond Fund, do not invest assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than Multistrategy Bond Fund, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.


         The Multistrategy Bond Fund will invest in "investment grade" securities and may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the growth of the market for lower rated debt securities has paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Fund will seek to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of their own credit analysis. For additional information, please refer to the Statement of Additional Information.
[/R]

                         PORTFOLIO TRANSACTION POLICIES


         Decisions to buy and sell securities are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Liquidity Portfolios. The Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables.



         FRIMCo arranges for the purchase and sale of the Investment Company's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause the Investment Company to pay such brokers and dealers commissions at rates that exceed rates that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for transaction, primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.



         Frank Russell Securities, Inc., an affiliate of FRIMCo, refunds to the Fund up to 70% of the commissions paid by that Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. This arrangement is used by the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds. All Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates).


                           DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS


         The Board of Trustees presently intends that dividends will be declared from net investment income and net short-term capital gains, if any, for payment on the following schedule:


DECLARED        PAYABLE
--------        -------
Monthly         Early in the following month     Diversified Bond, Volatility
                                                 Constrained Bond and
                                                 Multistrategy Bond Funds

Quarterly       Mid: April, July, October and    Diversified Equity, Special
                December                         Growth, Equity Income and
                                                 Quantitative Equity Funds

Annually        Mid-December                     International Securities Fund

CAPITAL GAINS DISTRIBUTIONS


         The Board intends that distributions will be declared from capital gains through October 31 (excess of capital gains over capital losses) annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.


         Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

        All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                      TAXES

        Each Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a Fund will generally not be liable for federal income or excise taxes. The Funds may be subject to nominal, if any, state and local taxes.

        For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. Long-term capital gains distributions declared by the Investment Company's Board are taxed as long-term gains regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

        For corporate investors, dividends from net investment income paid by the Diversified Equity, Special Growth, Equity Income and Quantitative Equity Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by such a Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to the corporate investor seeking to claim the deduction.

        The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


         The International Securities, Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds will receive dividends and interest paid by non-US issuers which will frequently be subject to withholding taxes by non-US governments. FRIMCo expects the International Securities Fund to invest more than 50% of its total assets in non-US securities and to file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.


        Shareholders of holding non-US holdings should also be aware that for federal income tax purposes, foreign exchange losses realized by a Fund are treated as ordinary losses. This treatment may have the effect of reducing a Fund's income available for distribution to shareholders.

        The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may acquire zero coupon securities issued with original issue discount. As the holder of such a security, the Funds will have to include in taxable income a portion of the original issue discount that accrues on the security for the taxable year, even if the Funds receive no payment on the security during the year. Because the Funds annually must distribute substantially all of their net investment income, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash the Funds actually receive. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

        Shareholders of the appropriate Funds will be notified after each calendar year of the amounts: of ordinary income dividends and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; of income which is a tax preference item (if any) for alternative minimum tax purposes; of the International Securities Fund's foreign taxes withheld; and of the percentages of the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

        A Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

        Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisers regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a Fund or on dividends and distributions received by them from a Fund and the application of foreign tax laws.

        Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

        Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                         CALCULATION OF FUND PERFORMANCE

        From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for Class S shares of each of the Funds are as follows:



                                              5 YEARS      10 YEARS
                                1 YEAR         ENDED         ENDED        INCEPTION TO
                                 ENDED       DEC. 31,      DEC. 31,         DEC. 31,
                               DEC. 31,        1996          1996             1996          INCEPTION
                                 1996      (ANNUALIZED)  (ANNUALIZED)     (ANNUALIZED)        DATE
                               --------    ------------  ------------     ------------      ----------
Diversified Equity               23.29%       14.81%         14.59%          15.77%           09/05/85
Special Growth                   18.65        13.79          13.40           14.13            09/05/85
Equity Income                    21.45        15.78          13.71           14.46            09/05/85
Quantitative Equity              23.08        15.74           --             13.61            05/15/87
International Securities          7.63         9.09           9.74           13.75            09/05/85
Diversified Bond                  3.43         6.68           7.71            8.83            09/05/85
Volatility Constrained Bond       4.66         4.64           6.64            6.88            09/05/85
Multistrategy Bond                4.97           --           --              6.66            01/29/93



         The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts. The 30-day yields for the year ended December 31, 1996 for shares of the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds were, respectively, 6.28%, 5.48% and 5.99%.


         Each Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

                            VALUATION OF FUND SHARES

NET ASSET VALUE PER SHARE

        The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or orders to redeem are tendered. (Unless otherwise indicated, "shares" refers to the Class S Shares of the Funds.) For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for a Fund's Class S Shares by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

        With the exceptions noted below, the Funds value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

        Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

        International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

        Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"). Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Funds would receive if they sold the instrument.

         The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                             PURCHASE OF FUND SHARES

        Shares of the Funds are sold on each business day directly to Eligible Investors at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

ORDER PROCEDURES

        Orders by all investors (except for participants in the Three Day Settlement Program described below) to purchase Investment Company Funds shares must be received by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Funds are offered and orders in proper form accepted prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

        Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Custodian or Transfer Agent, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders received for the Funds:

         Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company.

         Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Funds' Custodian, State Street Bank and Trust Company. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

        Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

IN-KIND EXCHANGE OF SECURITIES

        The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the particular Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled, which is usually within 15 days following the purchase by exchange. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange. Investors interested in making an in-kind exchange are encouraged to consult with their tax advisers.

        The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

        The Investment Company will accept orders from financial institutions to purchase shares of the Funds for settlement on the third business day following the receipt of an order to be paid by federal wire if the investor has agreed in writing to indemnify the Funds against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

        Investors purchasing Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such Intermediary. Investors should contact such Financial Intermediary for information concerning what additional fees, if any, may be charged.

EXCHANGE PRIVILEGE

        Shareholders may exchange shares of any Fund offered by this Prospectus for shares of another Fund offered by this Prospectus on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including a prospectus of other Investment Company Funds, contact a Financial Intermediary or the Investment Company. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Investment Company.

        An exchange is a redemption of the shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to talk with the investor's tax adviser.

                            REDEMPTION OF FUND SHARES

        SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FUNDS AT (800) 972-0700; IN WASHINGTON (206) 627-7001.

        Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below.

        Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests of investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

        Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by the Funds' Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program on the days requests to redeem are tendered prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

        Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.


         Mail. Redemption requests may be made in writing directly to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include the following:


         A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

         B. Such other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

        Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

         SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

         Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

         SWP Distribution by Wire. Federal Funds Wire payments will be sent to the designated bank on the payment date.

        SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, to the requested address on the payment date.

        A Systematic Withdrawal Payment form must be completed and mailed to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

        Redemption in Kind. A Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                             ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS


         Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.


        State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds.


         Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.


ORGANIZATION, CAPITALIZATION, AND VOTING

        The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

         The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no Annual Meetings of shareholders, but Special Meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

        In addition to offering Class S Shares, the Funds also offer beneficial interests in Class C Shares, which are described in a separate prospectus relating to that class. Class C Shares are designed to meet different investor needs and are subject to a Rule 12b-1 distribution fee and to a shareholder servicing fee, which may affect the performance of the Class C Shares. To obtain more information concerning Class C Shares, contact the Financial Intermediary from whom you obtained this prospectus or write to the Secretary, Frank Russell Investment Company, at the address listed on the cover of this Prospectus, or call (800) 972-0700.

        The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.


         At _______, 1997, the following Shareholder may be deemed by the 1940 Act to "control" the Funds listed after its name because it owns more than 25% of the voting shares of the indicated Funds: (to be filed as an amendment)


                             MONEY MANAGER PROFILES


         The money managers have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.


                             DIVERSIFIED EQUITY FUND

        Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.


         Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly owned subsidiary of Barclays Bank PLC.


         Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902, a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

        Equinox Capital Management, Inc., 399 Park Ave., 28th Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

        INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 300, Atlanta, GA 30309, is a corporation whose indirect parent is INVESCO, PLC, a London-based financial services holding company.

        Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.


         Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.


         Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

        Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.



                               SPECIAL GROWTH FUND

        Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

        Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

        GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and a SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

        Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

        Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.


         Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.


                               EQUITY INCOME FUND

        Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801, is a corporation controlled by its president, W. Anthony Hitschler and six other principals.

        Equinox Capital Management, Inc., See: Diversified Equity Fund.

        Trinity Investment Management Corporation, See: Diversified Equity Fund.

                            QUANTITATIVE EQUITY FUND


        Barclays Global Investors, See: Diversified Equity Fund.


        Franklin Portfolio Associates Trust, One Post Office Square, Suite 3660, Boston, MA 02109, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

        J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                          INTERNATIONAL SECURITIES FUND


         Grantham, Mayo, Van Otterloo & Co LLC, 40 Rowes Wharf, Boston, MA 02110, is a corporation whose majority ownership is held by the four senior partners: Jeremy Grantham, Richard Mayo, Eyk De Mol Van Otterloo, and Kingsley Durant.


        J.P.  Morgan Investment Management, Inc., See: Quantitative Equity Fund.

        Marathon Asset Management Limited, 115 Shaftesbury Ave., London, England WC2H 8AD, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

        Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

        Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed: 51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

                              DIVERSIFIED BOND FUND

        Lincoln Capital Management Company, See: Diversified Equity Fund.

         Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

        Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                        VOLATILITY CONSTRAINED BOND FUND

        BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

        Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

        STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM LX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             MULTISTRATEGY BOND FUND

        BEA Associates, 153 East 53rd Street, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

        Pacific Investment Management Company, See: Diversified Bond Fund.

        Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

        NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001

                                 MONEY MANAGERS


DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays Global Fund Advisors
Columbus Circle Investors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation



SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company, LLP.


EQUITY INCOME
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

QUANTITATIVE EQUITY
Barclays Global Fund Advisors
Franklin Portfolio Associates Trust
J.P.  Morgan Investment Management, Inc.


INTERNATIONAL SECURITIES
Grantham, Mayo, Van Otterloo & Co LLC.
J.P.  Morgan Investment Management, Inc.
Marathon Asset Management Limited
Oechsle International Advisors
Rowe Price-Fleming International, Inc.


DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

MULTISTRATEGY BOND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.


MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600--One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 972-0700
In Washington (206) 627-7001

                        FRANK RUSSELL INVESTMENT COMPANY
                         909 A STREET, TACOMA, WA 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON, (206) 627-7001


         Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class S Shares of the six Funds listed below.



         Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company, and manages the portfolio of the U.S. Government Money Market Fund. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the individual Funds. There is no sales charge for investing in the Class S Shares of the Funds.


        Real Estate Securities Fund     Limited Volatility Tax Free Fund
        Emerging Markets Fund           U.S. Government Money Market Fund
        Equity T Fund                   Tax Free Money Market Fund

         SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         INVESTMENTS IN MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE U.S. GOVERNMENT MONEY MARKET FUND AND TAX FREE MONEY MARKET FUND (THE "MONEY MARKET FUNDS") WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         Frank Russell Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. The Investment Company is a diversified open-end management investment company, commonly known as a "mutual fund."


         This Prospectus sets forth concisely information about the Investment Company and the Class S Shares of six of its Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated _____________, 1997, with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference and may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference.

         This Prospectus relates only to the Class S Shares of the six Funds described herein. Two of these Funds--Real Estate Securities Fund and Emerging Markets Fund--also offer shares of beneficial interest in another class of shares, the Class C Shares, through a separate prospectus. For more information concerning Class C Shares of the two Funds, contact the person or organization from which you obtained this prospectus or write to the Secretary, Frank Russell Investment Company, at the address shown above, or telephone (800) 972-0700.



         The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet Website (http://WWW.sec.gov).




                                      PROSPECTUS DATED ________________, 1997

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

REAL ESTATE SECURITIES FUND--A high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

EMERGING MARKETS FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

EQUITY T FUND--Capital growth on an after-tax basis by investing primarily in equity securities.

LIMITED VOLATILITY TAX FREE FUND--A high level of federal tax-exempt income consistent with the preservation of capital by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition.

U.S. GOVERNMENT MONEY MARKET FUND--Maximum current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations.

TAX FREE MONEY MARKET FUND--Maximum current income exempt from federal income tax consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing in short-term municipal obligations.



This Prospectus describes and offers Class S Shares of the five Funds set forth on the first page of the Prospectus. A shareholder of the Emerging Markets Fund or Equity T Fund may pay a quarterly shareholder investment services fee directly to FRIMCo. The fee is computed on the amount the shareholder has invested in the applicable Fund. No shareholder of any of the other Funds described herein pays such fees and, currently, no shareholder of the Emerging Markets and Equity T Funds pays any such fees, although such fees may be required in the future. The Investment Company's Funds had aggregate net assets of $___ billion on ____________, 1997. The net assets of these Funds on ________________, 1997, were as follows:

        Real Estate Securities                           $____________
        Emerging Markets                                 $____________
        Equity T                                         $____________
        Limited Volatility Tax Free                      $____________
        U.S. Government Money Market                     $____________
        Tax Free Money Market                            $____________

                        HIGHLIGHTS AND TABLE OF CONTENTS

ANNUAL FUND OPERATING EXPENSES summarizes the fees paid by shareholders and provides an example showing the effect of these fees on a $1,000 investment over time. PAGE __.


FINANCIAL HIGHLIGHTS summarizes significant financial information concerning the Funds for the period stated herein. PAGE __.



THE PURPOSE OF THE FUNDS is to provide a means for Eligible Investors to use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services on an economical and efficient basis. PAGE __.


FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE __.

MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. PAGE __.


ELIGIBLE INVESTORS are principally those institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity with investment authority, and which have entered into an Asset Management Services Agreement with FRIMCo; and institutions or individuals who have acquired shares through such institutions or financial intermediaries. PAGE 18.



GENERAL MANAGEMENT OF THE FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Funds on a day-to-day basis. Frank Russell Company provides to the Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE __.



EXPENSES OF THE FUNDS are borne by the Funds. Each Fund pays a management fee to FRIMCo, its expenses and its portion of the general expenses of the Investment Company. FRIMCo, as agent to the Fund, pays from its fees, the investment advisory fees of the money managers of the Fund. The remainder of the fee is retained by FRIMCo, for conducting the Fund's general operations and for providing investment supervision for the Fund. For the Emerging Markets and Equity T Funds, each Eligible Investor may pay to FRIMCo directly a fee for other services provided to that Eligible Investor. PAGE __.



THE MONEY MANAGERS are evaluated and recommended by FRIMCo and Frank Russell Company. The money managers have complete discretion to purchase and sell portfolio securities for their segment of a Fund consistent with the Fund's investment objectives, policies and restrictions, and the specific strategies developed by Frank Russell Company and FRIMCo. PAGE __.


INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS apply to each Fund. Those objectives, restrictions and policies designated "fundamental" may not be changed without the approval of a majority of the Fund's shareholders. Risks associated with certain Fund investment policies, such as market volatility risk, political risk, and credit risk, are discussed in the context of policies giving rise to such risks. PAGE __.

PORTFOLIO TRANSACTION POLICIES do not give significant weight to realizing long-term, rather than short-term, capital gains, except in the case of the Limited Volatility Tax Free Fund. In addition, the Equity T Fund, which seeks to minimize the impact of taxes on its shareholders, attempts to limit short-term capital gains and to minimize the realization of net long-term capital gains and subsequent distribution of such gains. PAGE __.

DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared Daily, by U.S. Government Money Market and Tax Free Money Market Funds; Monthly, by Limited Volatility Tax Free Fund; Quarterly, by Real Estate Securities Fund; and Annually, by Emerging Markets and Equity T Funds. All Funds declare at least annually any distributions from net realized capital gains.
PAGE __.

INCOME TAXES PAID BY THE FUNDS should be nominal. Taxable shareholders of the Funds other than the Limited Volatility Tax Free and Tax Free Money Market Funds will be subject to federal taxes on dividends. Taxable shareholders of the Limited Volatility Tax Free and Tax Free Money Market Funds should ordinarily not be required to pay federal tax on dividends. Taxable shareholders of all Funds will be required to pay federal taxes on capital gains distributions and may also be subject to state or local taxes. PAGE __.

FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE __.

VALUATION OF FUND SHARES occurs each business day (twice a day for the U.S. Government Money Market and Tax Free Money Market Funds). The value of a Class S share purchased or redeemed is based upon the next computed current market value of the assets, less liabilities, of each Class S Fund. The U.S. Government Money Market and Tax Free Money Market Funds utilize amortized cost pricing procedures designed to maintain a stable $1.00 per share net asset value. Unless otherwise indicated, "shares" in this Prospectus refers to the Class S Shares of the Funds. PAGE __.

PURCHASE OF FUND SHARES includes no sales charge. Shares are offered and orders to purchase are accepted on each business day. PAGE __.

REDEMPTION OF FUND SHARES may be requested on any business day that shares are offered. With the exception of the Equity T Fund, there is no redemption charge assessed by the Funds, and the redemption price is determined by the net asset value next computed after receipt of the redemption request. The Equity T Fund charges a redemption fee of 1% of the value of the shares redeemed, which is retained by the Fund as a reduction of the amount payable upon redemption. The Funds reserve the right to redeem in kind that portion of a redemption request which is in excess of $250,000. PAGE __.

ADDITIONAL INFORMATION is also included in this Prospectus concerning:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE __.

TWO OF THE FUNDS--The Real Estate Securities and Emerging Markets Funds--also offer a second class of shares, the Class C Shares, which are designed to meet different investor needs. PAGE __.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                       OF THE REAL ESTATE SECURITIES FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                   None
  Sales Load Imposed on Reinvested Dividends                                        None
  Deferred Sales Load                                                               None
  Redemption Fees                                                                   None
  Exchange Fees                                                                     None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fee                                                                     .85%
  12b-1 Fees                                                                        None
  Other Expenses:
     Custodian Fees                                                       .04%
     Transfer Agent Fees                                                  .11
     Other Fees                                                           .04
                                                                          ---
     Total Other Expenses                                                            .19
                                                                                   -----
  Total Class S Shares Operating Expenses+                                          1.04%
                                                                                   =====

EXAMPLE:                                             1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                     ------  -------  -------   --------

You would pay the following expenses on a $1,000
   investment assuming (1) 5% annual return and (2)
   redemption at the end of each time period            $10      $32      $57       $131
                                                        ===      ===      ===      =====

----------
+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                          OF THE EMERGING MARKETS FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                   None
  Sales Load Imposed on Reinvested Dividends                                        None
  Deferred Sales Load                                                               None
  Redemption Fees                                                                   None
  Exchange Fees                                                                     None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                    1.20%
  12b-1 Fees                                                                        None
  Other Expenses:
     Custodian Fees                                                       .28%
     Transfer Agent Fees                                                  .14
     Other Fees                                                           .09
                                                                          ---
     Total Other Expenses                                                            .51
                                                                                   -----
  Total Class S Shares Operating Expenses+                                          1.71%
                                                                                   =====

EXAMPLE:                                             1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                     ------  -------  -------   --------

You would pay the following expenses on a $1,000
   investment assuming (1) 5% annual return and (2)
   redemption at the end of each time period            $17      $52      $95       $215
                                                        ===      ===      ===       ====

----------
* Each shareholder or the financial intermediary through which the shareholder purchases Class S Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. Currently, the Manager does not intend to impose a shareholder investment services fee with respect to the Emerging Markets Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                              OF THE EQUITY T FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                         None
  Sales Load Imposed on Reinvested Dividends                                              None
  Deferred Sales Load                                                                     None
  Redemption Fees                                                                         1.00%
  Exchange Fees                                                                           None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver and Reimbursement) (1)                                  .47%
  12b-1 Fees                                                                              None
  Other Expenses:
     Custodian Fees                                                             .18%
     Transfer Agent Fees                                                        .11
     Other Fees                                                                 .24
                                                                                ---
     Total Other Expenses                                                                  .53
                                                                                         -----
  Total Class S Shares Operating Expenses (After Fee Waivers
    and Reimbursement) (1)+                                                               1.00%
                                                                                         =====

EXAMPLE:                                                   1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                           ------  -------  -------   --------


You would pay the following expenses on a $1,000
  investment assuming (1) 5% annual return and
  (2) redemption at the end of each time period               $21      $42      $68       $142
                                                              ===      ===      ===       ====
You would pay the following expenses on the same
  investment, assuming no redemption                          $10      $31      $55       $126
                                                              ===      ===      ===       ====

----------
(1) The Manager has voluntarily agreed to waive a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis. Additionally, the Manager has voluntarily agreed to reimburse the Fund for all remaining expenses after Manager and Custodian waivers which exceed 1.00% of average daily net assets on an annual basis. The gross annual total operating expenses absent the waiver and reimbursement would be 2.80% of average daily net assets. The management waiver and reimbursement are intended to be in effect for the current year, but may be revised or eliminated at any time thereafter without notice to shareholders.

* Each shareholder or the financial intermediary through which the shareholder purchases shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Funds. Currently, the Manager does not intend to impose a shareholder investment services fee with respect to the Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                     OF THE LIMITED VOLATILITY TAX FREE FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                   None
  Sales Load Imposed on Reinvested Dividends                                        None
  Deferred Sales Load                                                               None
  Redemption Fees                                                                   None
  Exchange Fees                                                                     None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                     .50%
  12b-1 Fees                                                                        None
  Other Expenses:
     Custodian Fees                                                       .09%
     Transfer Agent Fees                                                  .07
     Other Fees                                                           .09
                                                                          ---
     Total Other Expenses                                                            .25
                                                                                     ---
  Total Class S Shares Operating Expenses+                                           .75%
                                                                                     ===

EXAMPLE:                                             1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                     ------  -------  -------   --------

You would pay the following expenses on a $1,000
   investment assuming (1) 5% annual return and (2)
   redemption at the end of each time period             $8      $23      $42        $95
                                                         ==      ===      ===        ===

----------
+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                        U.S. GOVERNMENT MONEY MARKET FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                 None
  Sales Load Imposed on Reinvested Dividends                                                      None
  Deferred Sales Load                                                                             None
  Redemption Fees                                                                                 None
  Exchange Fees                                                                                   None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver)(1)                                                             .00%
  12b-1 Fees                                                                                      None
  Other Expenses:
     Custodian Fees                                                                     .05%
     Transfer Agent Fees                                                                .15
     Other Fees                                                                         .05
                                                                                        ---
     Total Other Expenses                                                                          .25
                                                                                                   ---
  Total Class S Shares Operating Expenses (After Fee Waiver) (1)+                                  .25%
                                                                                                   ===

EXAMPLE:                                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                                   ------  -------  -------   --------


You would pay the following expenses on a $1,000
   investment assuming (1) 5% annual return and (2)
   redemption at the end of each time period                           $3       $8      $14        $32
                                                                       ==       ==      ===        ===

----------
(1) FRIMCo has voluntarily agreed to waive the full amount of its .25% management fee. The total operating expenses of the Fund absent the fee waiver would be .50% of average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders.

+ Investors purchasing Class S Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                        OF THE TAX FREE MONEY MARKET FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                 None
  Sales Load Imposed on Reinvested Dividends                                                      None
  Deferred Sales Load                                                                             None
  Redemption Fees                                                                                 None
  Exchange Fees                                                                                   None
ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                            .15%
  12b-1 Fees                                                                                      None
  Other Expenses:
     Custodian Fees                                                                     .05%
     Transfer Agent Fees                                                                .06
     Other Fees                                                                         .06
                                                                                        ---
     Total Other Expenses                                                                          .17
                                                                                                   ---
  Total Class S Shares Operating Expenses (After Fee Waiver) (1)+                                  .32%
                                                                                                   ===

EXAMPLE:                                                           1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                                                   ------  -------  -------   --------


You would pay the following expenses on a $1,000
   investment assuming (1) 5% annual return and (2)
   redemption at the end of each time period                           $3      $10       $18       $40
                                                                       ==      ===       ===       ===

----------
(1) The Management Company has voluntarily agreed to waive 10% of its .25% management fee. The total operating expenses of the Fund absent the fee waiver would be .42% of average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders.

+ Investors purchasing Class S of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

            FINANCIAL HIGHLIGHTS OF THE REAL ESTATE SECURITIES FUND*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

REAL ESTATE SECURITIES FUND

                                                 1996    1995      1994     1993      1992     1991     1990    1989++
                                                 ----    ----      ----     ----      ----     ----     ----    ------
NET ASSET VALUE, BEGINNING OF YEAR                     $ 22.53   $ 22.76   $ 21.50   $19.33   $14.99   $19.31   $20.00
                                                       -------   -------   -------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   1.32      1.25      1.05     1.08     1.11     1.30      .42
  Net realized and unrealized gain (loss)
    on investments                                        1.03       .40      2.68     2.16     4.36    (4.30)    (.73)
                                                       -------   -------   -------   ------   ------   ------   ------
        Total From Investment Operations                  2.35      1.65      3.73     3.24     5.47    (3.00)    (.31)
                                                       -------   -------   -------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Net investment income                                  (1.35)    (1.23)    (1.04)   (1.07)   (1.13)   (1.32)    (.38)
  Net realized gain on investments                          --      (.45)    (1.43)      --       --       --       --
  In excess of net realized gain on investments             --      (.20)       --       --       --       --       --
  Tax return of capital                                   (.02)       --        --       --       --       --       --
                                                       -------   -------   -------   ------   ------   ------   ------
    Total Distributions                                  (1.37)    (1.88)    (2.47)   (1.07)   (1.13)   (1.32)    (.38)
                                                       -------   -------   -------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR                           $ 23.51   $ 22.53   $ 22.76   $21.50   $19.33   $14.99   $19.31
                                                       =======   =======   =======   ======   ======   ======   ======
TOTAL RETURN (%)(A)                                      10.87      7.24     17.42    17.29    37.08   (15.92)   (1.57)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net
    assets (b)                                            1.04      1.05      1.11     1.20     1.26      .39       --
  Operating expenses, gross, to average net
    assets (b)                                            1.04      1.05      1.11     1.20     1.31     1.60      .32
  Net investment income to average net
    assets (b)                                            6.10      5.65      4.52     5.60     6.50     8.94     6.90
  Portfolio turnover (b)                                 23.49     45.84     58.38    19.72    13.28    12.11     8.74
  Net assets, end of year ($000 omitted)               290,990   209,208   145,167   75,902   42,771   20,845    7,699
  Per share amount of fees waived ($ omitted)               --        --        --       --       --    .0491    .0394
  Per share amount of fees reimbursed
    ($ omitted)                                             --        --        --       --    .0076    .1327    .1155

----------
++       For the period July 28, 1989 (commencement of operations) to December
         31, 1989.

(a)      Periods less than one year are not annualized.

(b)      The ratios for the period ended December 31, 1989 are annualized.

* See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE EMERGING MARKETS FUND*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EMERGING MARKETS FUND

                                                           1996    1995      1994    1993++
                                                           ----    ----      ----    ------
NET ASSET VALUE, BEGINNING OF YEAR                                $12.25    $13.90   $10.00
                                                                  ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                              .11       .15      .07
  Net realized and unrealized gain (loss) on investments           (1.12)    (1.24)    4.09
                                                                  ------    ------   ------
         Total From Investment Operations                          (1.01)    (1.09)    4.16
                                                                  ------    ------   ------
LESS DISTRIBUTIONS:
  Net investment income                                             (.03)     (.10)    (.07)
  In excess of net investment income                                (.02)     (.10)    (.01)
  Net realized gain on investments                                    --      (.31)    (.18)
  In excess of net realized gain on investments                     (.03)     (.05)      --
                                                                  ------    ------   ------
         Total Distributions                                        (.08)     (.56)    (.26)
                                                                  ------    ------   ------
NET ASSET VALUE, END OF YEAR                                      $11.16    $12.25   $13.90
                                                                  ======    ======   ======
TOTAL RETURN (%)(a)(c)                                             (8.21)    (5.83)   41.83
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)(c)             1.75       .80      .80
  Operating expenses, gross, to average net assets (b)(c)           1.80       .83     1.60
  Net investment income to average net assets (b)(c)                 .88      1.10     1.33
  Portfolio turnover (b)                                           71.16     57.47    89.99
  Net assets, end of year ($000 omitted)                         172,673   127,271   65,457
  Per share amount of fees waived ($ omitted)                      .0022     .0044    .0016
  Per share amount of fees reimbursed ($ omitted)                  .0032     .0017    .0420

----------
++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.

(a)      Periods less than one year are not annualized.

(b)      The ratios for the period ended December 31, 1993, are annualized.

(c) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

* See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

          FINANCIAL HIGHLIGHTS OF THE LIMITED VOLATILITY TAX FREE FUND*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

LIMITED VOLATILITY TAX FREE FUND

                                           1996   1995     1994     1993     1992     1991     1990     1989     1988     1987
                                           ----   ----     ----     ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING OF YEAR               $20.48   $21.45   $21.03   $20.85   $20.49   $20.51   $20.41   $20.46   $21.03

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                             .81      .86      .94     1.01     1.17     1.25     1.21     1.15     1.06
  Net realized and unrealized gain (loss)
    on investments                                  .77     (.97)     .42      .18      .35     (.03)     .17     (.10)    (.48)
                                                 ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total From Investment Operations               1.58     (.11)    1.36     1.19     1.52     1.22     1.38     1.05      .58
                                                 ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Net investment income                            (.82)    (.86)    (.94)   (1.01)   (1.16)   (1.24)   (1.28)  (1.10)    (1.15)
  In excess of net investment income                 --       --     (.00)      --       --       --       --       --       --
                                                 ------   ------   ------   ------   ------   ------   ------   ------   ------
    Total Disibutions                              (.82)    (.86)    (.94)   (1.01)   (1.16)   (1.24)   (1.28)   (1.10)   (1.15)
                                                 ------   ------   ------   ------   ------   ------   ------   ------   ------
NET ASSET VALUE, END OF YEAR                     $21.24   $20.48   $21.45   $21.03   $20.85   $20.49   $20.51   $20.41   $20.46
                                                 ======   ======   ======   ======   ======   ======   ======   ======   ======
TOTAL RETURN (%)                                   7.81    (0.54)    6.58     5.85     7.64     6.12     6.95     5.23     2.84
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    net assets                                      .74      .72      .75      .80      .84      .86      .74      .65      .63
  Operating expenses, gross, to average
    net assets                                      .74      .72      .75      .80      .84      .86      .74      .65      .63
  Net investment income to average net
    assets                                         3.91     4.14     4.40     4.89     5.68     6.06     5.64     5.50     5.20
  Portfolio turnover (a)                          73.91    71.71    24.05    18.21   129.12    99.00    89.93    67.24    75.73
  Net assets, end of year ($000 omitted)         63,838   48,975   51,211   38,399   26,173   23,553   25,657   38,151   52,348
  Per share amount of fees reimbursed
    ($ omitted)

----------
(a) Beginning in 1992, variable rate daily demand securities were excluded from the turnover calculation.

* See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

         FINANCIAL HIGHLIGHTS OF THE U.S. GOVERNMENT MONEY MARKET FUND*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

U.S. GOVERNMENT MONEY MARKET FUND

                                    1996    1995      1994      1993      1992     1991       1990     1989      1988       1987
                                    ----    ----      ----      ----      ----     ----       ----     ----      ----       ----
NET ASSET VALUE, BEGINNING OF YEAR        $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     .0580     .0380     .0284     .0347     .0573     .0773     .0861     .0693     .0601
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income                    (.0580)   (.0380)   (.0284)   (.0347)   (.0573)   (.0773)   (.0861)   (.0693)   (.0601)
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR              $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                                          =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN (%)                             5.98      3.87      2.88      3.53      5.90      8.04      8.98      7.15      6.19
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average net assets                        .32       .57       .49       .41       .38       .41       .42       .33       .31
  Operating expenses, gross, to
    average net assets                        .51       .57       .49       .41       .38       .41       .42       .33       .31
  Net investment income to
    average daily net assets                 5.82      3.91      2.85      3.47      5.74      7.69      8.69      6.94      6.01
  Net assets, end of year ($000
    omitted)                              149,941   112,077    95,410   153,976   182,747   191,623   108,073   131,333   160,921
  Per share amount of fees waived
   ($ omitted)                              .0019        --        --        --        --        --        --        --       --

----------
* See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

             FINANCIAL HIGHLIGHTS OF THE TAX FREE MONEY MARKET FUND*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

TAX FREE MONEY MARKET FUND

                     1996    1995     1994      1993      1992      1991       1990      1989     1988      1987++
                     ----    ----     ----      ----      ----      ----       ----      ----     ----      ------
NET ASSET VALUE,
  BEGINNING OF YEAR        $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income      .0370     .0279     .0251     .0304     .0473     .0582     .0623     .0508     .0318
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  Net investment income     (.0370)   (.0279)   (.0251)   (.0304)   (.0473)   (.0582)   (.0623)   (.0508)   (.0318)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, END
  OF YEAR                  $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                           =======   =======   =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN (%)(a)           3.76      2.83      2.55      3.09      4.84      5.99      6.42      5.24      3.18
RATIOS (%)/SUPPLEMENTAL
  DATA:
  Operating expenses,
    net, to average
    net assets (b)             .48       .40       .43       .45       .45       .45       .45       .43       .22
  Operating expenses,
    gross, to average
    net assets (b)             .48       .40       .43       .45       .46       .52       .61       .50       .45
  Net investment income
    to average daily
    net assets (b)            3.69      2.84      2.52      3.03      4.73      5.82      6.28      5.36      4.83
  Net assets, end of
    year ($000 omitted)     78,000   100,819    68,154    73,203    61,288    59,892    30,873    39,165    22,380
  Per share amount of
    fees waived
    ($ omitted)                 --        --        --        --        --        --        --        --     .0008
  Per share amount of
    fees reimbursed
    ($ omitted)                 --        --        --        --    .0001      .0007     .0016     .0007     .0015

----------
++       For the period May 8, 1987 (commencement of operations) to December 31,
         1987.

(a)      Periods less than one year are not annualized.

(b)      The ratios for the period ended December 31, 1987 are annualized.

* See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                            THE PURPOSE OF THE FUNDS


         The Funds have been organized to provide a means for Eligible Investors to access and use FRIMCo and Frank Russell Company's "multi-style, multi-manager diversification" method of investment, and to obtain FRIMCo and Frank Russell Company's money manager evaluation services, on a pooled and cost-effective basis.


                 FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS



         Frank Russell Company, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. The Company and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1,300 associates.


        Three functions are at the core of Frank Russell Company's consulting service:

         Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

         Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

         Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

         When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the objectives of reducing risk and increasing returns.

                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION


         FRIMCo and Frank Russell Company believe capital market history shows that no one particular asset class provides consistent and/or above-average total return results, either on an absolute or relative basis, over extended periods of time. For example, there are periods of time when equity securities outperform fixed-income securities, and vice versa. Similarly, there are periods when securities selected for particular characteristics or using particular investment styles outperform other types of securities. For example, there are periods of time when equity securities with growth characteristics outperform equities with income characteristics, and vice versa. While these performance cycles tend to repeat themselves, they do so with no regularity. The blending of asset classes and investment styles on a complementary basis can obtain more consistent returns over longer time periods with a reduction of risk (volatility), although a particular asset class or investment style--or a particular Fund investing in one asset class or using a particular style--may not achieve above-average performance at any given point in the market.

         Similarly, FRIMCo and Frank Russell Company believe financial markets generally are efficient, and few money managers have shown the ability to time the major highs and lows in the securities markets with any high degree of consistency. However, some money managers have shown a consistent ability to achieve superior results within selected asset classes and styles and have demonstrated expertise in particular areas. Thus, by combining a mix of investment styles within each asset class and then selecting money managers for their ability to invest in a particular style, the investor may seek to achieve increased returns.

         Substantial pools of investment assets are required to achieve the cost effective and efficient allocation of assets among various asset classes and investment styles, to use multiple money managers, and to support the research and evaluation efforts required to select appropriate money managers. By pooling the assets of institutions and individuals with smaller to medium-sized accounts in a series of Funds with different objectives and policies, FRIMCo and Frank Russell Company believe that they are able to provide their multi-style, multi-manager diversification techniques and money manager evaluation services to Eligible Investors on a basis which is efficient and cost effective for the investor, FRIMCo and Frank Russell Company.


                               ELIGIBLE INVESTORS


         Shares of the Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity with investment authority and which have entered into Asset Management Services Agreements (collectively, the "Agreements," and each, an "Agreement") with FRIMCo, and institutions or individuals who have acquired shares through such institutions and financial intermediaries. There is no specified minimum amount which must be invested. Institutions and financial intermediaries which may have a particular interest in the Funds include:


         - Bank trust departments managing discretionary institutional or personal trust accounts

         -   Banks, other than through their trust departments

         -   Registered investment advisers

         -   Endowment funds and charitable foundations

         -   Employee welfare plans

         -   Broker-Dealers

         -   Pension or profit sharing plans

         -   Insurance companies


         The Agreement provides, in general, for the officers and staff of FRIMCo, using the facilities and resources of Frank Russell Company, to assist the client to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. Once these decisions have been made by a client, the client's assets are then invested in one or more of the Funds. A client may change the allocation of its assets among the Funds, or withdraw some or all of its assets from the Funds at any time by redeeming Fund shares.



         Shares of the Funds generally are not offered or "retailed" to individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other eligible investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries receive no compensation from FRIMCo or Class S Shares of the Funds; they may charge their customers a fee for providing these and possibly other trust or investment-related services. A shareholder may pay a fixed dollar fee to FRIMCo for other services or reports provided by FRIMCo to the shareholder.



         In the case of the Emerging Markets and Equity T Funds, both of which are External Fee Funds, the Agreement sets forth the shareholder investment services fees to be paid to FRIMCo and is ordinarily expressed as a percentage of assets invested in the Funds. The shareholder investment services fee may include a fixed-dollar fee for certain specified services. The shareholder investment services fee is agreed upon by the client and FRIMCo and is at a rate which reflects the amount of assets expected to be invested in the Funds, the nature and extent of individualized services to be provided by FRIMCo to the client with respect to such assets, and other factors.



         Either the client or FRIMCo may terminate the Agreement upon written notice as provided in the Agreement. FRIMCo does not expect to exercise its right to terminate the Agreement unless a client does not (i) promptly pay fees due to FRIMCo; or (ii) invest sufficient assets in the Funds to compensate FRIMCo for providing services to the client with respect to assets invested in the Funds. Upon termination of an Agreement by the client or FRIMCo, FRIMCo will no longer provide asset-allocation, objective-setting or other services.


                        GENERAL MANAGEMENT OF THE FUNDS


         The Investment Company's Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Frank Russell Company and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.



         FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and Custodian; (iii) develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; and (iv) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent and shareholder recordkeeping) as well as the costs of preparing and distributing explanatory materials concerning the Funds.



         The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

         - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.

         - Loran M. Kaufman, who has been a Portfolio Manager of FRIMCo since 1990. Ms. Kaufman jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free and Real Estate Securities Funds.

         - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter jointly with another portfolio manager identified herein has primary responsibility for management of the International, International Securities and Emerging Markets Funds.

         - James M. Imhof, Manager of Portfolio Trading, FRIMCo, who has managed the day to day management of the FRIMCo Funds and ongoing analysis and monitoring of Fund money managers since 1989.

         - Peter F. Apanovitch, who has been the Manager of Short-Term Investment Funds for FRIMCo and Frank Russell Trust Company since 1991. Mr. Apanovitch manages the Money Market Fund.

         - James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Frank Russell

                  Company. Mr. Jornlin has primary responsibility for management of the Real Estate Securities Fund.

         - Randal C. Burge, who has been a Portfolio Manager of FRIMCo, since June 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, International, International Securities and Emerging Markets Funds.

         - Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Frank Russell Company. Mr. Trittin jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

         - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.



         Frank Russell Company provides to the Funds and FRIMCo the asset management consulting services--including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance--which Frank Russell Company provides to its other consulting clients. Frank Russell Company receives no compensation from the Funds or FRIMCo for its consulting services. Frank Russell Company and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Frank Russell Company's consulting services supplied to FRIMCo.



         George F. Russell, Jr., Chairman of the Board of Trustees of the Investment Company, is the Chairman of the Board and controlling shareholder of Frank Russell Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company.


         The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") which permits the Investment Company, with the approval of its Board of Trustees, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Investment Company Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of shareholders held on January 22, 1996.


         For its services, FRIMCo receives a management fee from each Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services as described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Fund:



        FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. This arrangement is not part of the Management Agreement with the Investment Company and may be changed or rescinded at any time.



         Real Estate Securities Fund, 0.85%; Emerging Markets Fund, 1.20%; Equity T Fund, 0.75%; Limited Volatility Tax Free Fund, 0.50%: U.S. Government Money Market Fund, 0.25%; and Tax Free Money Market Fund, 0.25%. The fees for the Real

Estate Securities and Emerging Markets Funds may be higher than fees charged by some mutual funds with similar objectives which use only a single money manager.






                              EXPENSES OF THE FUNDS


         The Funds, and when appropriate each class, will pay all their expenses other than those expressly assumed by FRIMCo. The Funds' Class S Shares' expenses for the year ended December 31, 1995, as a percentage of average net assets, are shown in the Financial Highlights tables. Principal expenses are: the management, transfer agency and recordkeeping fees payable to FRIMCo; fees for custodial, preparing tax records, and portfolio accounting payable to State Street Bank and Trust Company; fees for independent auditing and legal services; and fees for filing reports and registering shares with regulatory bodies.


                               THE MONEY MANAGERS


         The assets of each Fund currently are allocated among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF A FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY THE MANAGEMENT COMPANY. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY THE MANAGEMENT COMPANY, SUBJECT TO APPROVAL BY THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY. The Funds will notify shareholders of the Fund concerned within 60 days of when a money manager begins or stops providing services.



         From its management fees, the Management Company, as agent for the Investment Company, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the period, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Fund: Real Estate Securities Fund, __%; Emerging Markets Fund ___%, Equity T Fund __%; Limited Volatility Tax Free Fund, __%; U.S. Government Money Market Fund, __%; and Tax Free Money Market Fund,
__%. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.



         Each money manager has agreed that once the Investment Company has advanced fees to the Management Company as agent to make payment of the money manager's fee, that money manager will look only to the Management Company for the payment of its fee.



         The money managers are selected for the Funds based primarily upon the research and recommendations of Frank Russell Company, which evaluates quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.




         The Equity T Fund is managed by J.P. Morgan Investment Management, Inc. The individual responsible for the management of the Fund is James C. Weiss, who is a Vice President and Portfolio Manager in the U.S. Structured Equity area. Mr. Weiss joined J.P. Morgan Investment Management, Inc. in 1992. Prior to that, Mr. Weiss was a Stock Index Arbitrageur at Oppenheimer & Company.

         The U.S. Government Money Market Fund is managed by Frank Russell Investment Management Company. The individual responsible for the management of the Fund and his principal occupation for the past five years are as follows:
Peter F. Apanovitch, who has been Manager of Short-Term Investment Funds for Frank Russell Investment Management Company and Frank Russell Trust Company since 1991.



         The Tax Free Money Market Fund is managed by Weiss, Peck & Greer, L.L.C. ("WPG"). The individual responsible for the management of the Fund for the past 10 years is Janet A. Fiorenza. Ms. Fiorenza, Principal and Senior Portfolio Manager, has been a member of WPG or its predecessor since 1980.



         Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Frank Russell Company and the Management Company. Although the money managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, THE MANAGEMENT COMPANY, NOR FRANK RUSSELL COMPANY EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.

            INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS

      Each Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Fund's shareholders. If there is a change in a fundamental investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Other policies reflect current practices of the Funds, and may be changed by the Funds without the approval of shareholders. This section of the Prospectus describes the Funds' principal objectives, restrictions, policies, and risks. A more detailed discussion appears in the Statement of Additional Information.

INVESTMENT OBJECTIVES

      Each Fund's objective is "fundamental," as are certain of the Fund's policies with respect to the types of securities in which it will invest. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist. (See, "Investment Policies--Cash Reserves.")

                           REAL ESTATE SECURITIES FUND

      The Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

      Except for temporary defensive purposes, the Fund will only invest in real estate related securities, which include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

      The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

      In addition to the risks discussed above, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemption from the Investment Company Act of 1940, as amended ("1940 Act").

      The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

                              EMERGING MARKETS FUND

      The Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

      Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets. For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

      The Fund may not be invested in all such markets at all times. Investing in some of the listed markets may not be feasible, due to lack of adequate custody arrangements or current legal requirements. In the future, the Fund's money managers may determine, based on information then available, to include additional emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

      A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

      The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts (EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

      The Fund may invest in fixed-income securities, including instruments issued by emerging market companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

      Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles. To invest in these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment Policies--Investment in Foreign Securities."

                                  EQUITY T FUND

      The Equity T Fund's objective is to provide capital growth on an after-tax basis by investing principally in equity securities.

      The Fund may invest in common and preferred stocks, rights and warrants, and securities convertible into common stocks. Generally, the Fund seeks to invest primarily in domestic equity securities that the Fund's money manager believes to be undervalued on a long-term basis.

      Additionally, to maintain full exposure to the equity markets, the Fund may purchase S&P 500 Index futures contracts, which may be considered to be derivative securities, with respect to Fund assets that are held in cash.

      The majority of stock mutual funds are managed to maximize pre-tax total return, without regard to the tax consequences to shareholders of portfolio activity that may result in taxable distributions. In contrast, the Fund seeks to achieve its investment objective while minimizing the impact of taxes on shareholders' returns in connection with the Fund's portfolio investment income and realized capital gains.

      The Fund is designed for taxable investors who seek to minimize the impact of taxes on their investment returns by participating on a long-term basis in a broadly-diversified investment portfolio of equity securities. The Fund is not recommended for either short-term investors, or for investor assets that are already tax-deferred (such as IRAs and 401(k) plans).

      In pursuing the Fund's objective, the money manager utilizes distinct investment strategies and tax-efficient management techniques in an effort to minimize the impact of taxes on the Fund's shareholders.

      The Fund will attempt to limit short-term capital gains, and to minimize the realization of net long-term capital gains and subsequent distribution of such gains, to shareholders. While the Fund is free to sell securities in its portfolio whenever the money manager deems it appropriate, the Fund will typically buy stocks with the intention of holding for a period of time to qualify for the more favorable tax treatment (i.e., a long-term capital gain).

      When the money manager decides to sell a particular appreciated security, the manager will generally select for sale those share lots with the highest cost basis to minimize capital gains. The money manager will also sell securities in order to realize capital losses. Such losses can be used to offset realized capital gains (whether long- or short-term), thereby reducing capital gains distributions to Fund shareholders.

      The Fund intends to remain as fully invested as possible, in order to enhance the potential for attractive total returns. While the Fund is permitted to invest its cash reserves in money market instruments, US government securities and high-quality debt securities, the money manager will seek to be fully invested in equity securities.

      A redemption fee equal to 1% of the value of the Shares redeemed is retained by the Fund from all redemptions other than redemptions-in-kind. This fee is intended to offset the potentially negative impact that redemptions can have on the Fund's portfolio strategy and to contain costs. The redemption fee will indirectly help to offset tax costs that investors bear when the Fund is forced to realize capital gains as a result of shareholder redemptions or investment activity. By being paid directly to the Fund, the fees tend to be advantageous to long-term investors and disadvantageous to short-term investors.

                        LIMITED VOLATILITY TAX FREE FUND

      The Limited Volatility Tax Free Fund's objective is to provide a high level of federal tax-exempt income consistent with the preservation of capital by investing primarily in municipal obligations maturing in seven years or less from the date of acquisition. The Fund intends to invest 100% and will always invest 80% of its net assets in municipal obligations.

      The Fund will invest principally in municipal obligations which, at the time of purchase, are rated no less than A or A-2 by Standard & Poor's Ratings Group ("S&P"); A, Prime-2 or MIG-2 by Moody's Investors Service, Inc. ("Moody's"); or, if unrated, judged by the money manager to be of at least equal credit quality to those designations, or backed by the full faith and credit of the United States. The Fund may also invest up to 15% of its net assets in securities subject to legal or contractual restrictions on disposition or for which no readily available market exists.

      "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.

      Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government securities; industrial development bonds; and floating or variable rate obligations. (Floating or variable rate obligations are municipal obligations with a demand feature, which, when exercised, usually becomes effective within 30 days. The rate of return on the obligations is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.)

      The Fund may purchase from financial institutions (such as banks and insurance companies) participation interests in floating or variable rate obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after 30 days' notice, for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise its right to demand payment only upon a default under the terms of the documents of the municipal obligations, when needed to provide liquidity to meet redemptions, or to maintain the required quality of the Fund's investment portfolio.

      The Fund may purchase municipal obligations with a "put" or "stand-by commitment." A "put" or "stand-by commitment" obligates the seller to buy the underlying municipal obligation at an agreed upon price and time when exercised by the Fund. In the event the seller does not honor the put or stand-by commitment for financial reasons, the Fund may be a general creditor of the seller.

      Municipal obligations, like all investments, involve possible risks. Municipal obligations: might be affected by economic, business or political developments; may be subject to the provisions of litigation, bankruptcy, and other laws affecting the rights and remedies of creditors; or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. For instance, legislative proposals are introduced, from time to time, to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees will reevaluate the Fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders.

                        U.S. GOVERNMENT MONEY MARKET FUND

      The U.S. Government Money Market Fund's objective is to provide the maximum current income that is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing exclusively in US government obligations.

      The types of US government obligations the Fund may purchase include: (1) a variety of US Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills have a maturity of one year or less; (b) US Treasury notes have original maturities of one to ten years; and (c) US Treasury bonds have original maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury; (c) discretionary authority of the US government agency or instrumentality; or (d) the credit of the instrumentality (examples of agencies and instrumentalities are Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and
(2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Fund may purchase US government obligations on a forward commitment basis.

                           TAX FREE MONEY MARKET FUND

      The Tax Free Money Market Fund's objective is to provide the maximum current income exempt from federal income tax that is consistent with the preservation of capital and liquidity, and the maintenance of a $1.00 per share net asset value by investing in short-term municipal obligations. The Fund intends to invest 100% and will always invest 80% of its total assets in municipal obligations.

      The Fund will invest in municipal obligations which at the time of purchase have or are deemed to have remaining maturities of 397 days or less and
(i) have received a rating in one of the two highest rating categories by two nationally recognized statistical rating agencies ("NRSROs"), including, but not limited to, S&P and Moody's (or, if only one NRSRO has rated the obligation, one of the two highest ratings of that NRSRO); (ii) backed by the full faith and credit of the United States; or (iii) if unrated, determined by the Investment Company's Board of Trustees to be of at least equal credit quality to obligations having the ratings described in (i) above. (See, the Statement of Additional Information for a description of the rating systems of NRSROs.) The Fund may invest up to 10% of its net assets in securities subject to legal or contractual restrictions on disposition or for which no readily available market exists.

      Municipal obligations in which the Fund may invest are described under "Limited Volatility Tax Free Fund." The Fund will purchase municipal obligations with demand features only when the demand instrument and the underlying municipal obligations meet the prescribed quality standards for the Fund. The Fund may purchase municipal obligations with a "put" or "stand-by commitment."

      U.S. Government Money Market and Tax Free Money Market Funds. The U.S. Government Money Market and Tax Free Money Market Funds (collectively, the "Money Market Funds") expect to maintain, but do not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing their portfolio securities at "amortized cost." The Funds will maintain a dollar-weighted average maturity of 90 days or less, invest only in securities with a remaining maturity at the time of purchase, or time of next interest rate reset of 397 days or less, and follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the portfolio securities.

INVESTMENT RESTRICTIONS

      The Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No Fund will:

      1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. A Fund's investment in "cash reserves" (see the next section) in shares of the Investment Company's Money Market Fund is not subject to this restriction or to restrictions 2 or 3.

      2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities). This restriction does not apply to the Real Estate Securities Fund, which may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

      3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

      4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only for temporary purposes; invest more than 5% of its assets in securities of issuers which, together with any predecessor, have been in operation for less than three years; or invest more than 5% of its assets in warrants. (Currently, no Fund intends to borrow in excess of 5% of its net assets.)

INVESTMENT POLICIES

      The Funds use certain investment instruments and techniques commonly used by institutional investors. The principal policies are the following:

      Cash Reserves. The Real Estate Securities, Emerging Markets, Equity T and Limited Volatility Tax Free Funds are authorized to invest their cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities which are at least comparable in quality to each Fund's permitted investments. In lieu of having each Fund make separate, direct investments in money market instruments, the Funds and their money managers may elect to invest the Funds' cash reserves in the Investment Company's Money Market Fund.


      The Investment Company's Money Market Fund, described in a separate prospectus, seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. FRIMCo currently does not collect a management or advisory fee from the Investment Company's Money Market Fund, thereby eliminating any duplication of fees. The Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Investment Company's Money Market Fund and the Investment Company's other Funds.


      Repurchase Agreements. Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Investment Policies--Illiquid Securities," a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Money Market Funds will not invest more than 10% of their respective net assets (taken at current market value) in repurchase agreements and other illiquid securities maturing in more than seven days.

      Forward Commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled.

      Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitation described in "Investment Policies--Illiquid Securities."


      Lending Portfolio Securities. The Real Estate Securities, the Emerging Markets, the Equity T and the U.S. Government Money Market Funds may lend portfolio securities with a value of up to 33.33% of each Fund's total assets. Such loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.


      Cash collateral is invested in high-quality short-term instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' Custodian, for which it may receive an asset-based fee), and other investments meeting certain quality and maturity requirements established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Fund and the Fund's Custodian.

      Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

      Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Investment Company may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

      Illiquid Securities. The Real Estate Securities, the Emerging Markets, the Equity T and the Limited Volatility Tax Free Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In the case of the Money Market Funds, this restriction is 10% of each Fund's net assets. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). These policies do not include
(1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.


      Liquidity Portfolios. The Management Company will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5%-15% of the Real Estate Securities, Emerging Markets, Equity T, Limited Volatility Tax Free, U.S. Government Money Market and Tax Free Money Market Funds' assets assigned to a "Liquidity Portfolio." The Liquidity Portfolio will be used to create temporarily an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

      Investment in Foreign Securities. The Funds, other than the Money Market Funds, may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are often incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

      The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets.

      Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because each Fund's foreign securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of a Fund's foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market counties.


      Depository Receipts. Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S.
securities markets.


      Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The Emerging Markets Fund may enter into forward currency contracts, which are agreements to exchange one currency for another--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. The Emerging Markets Fund may engage in forward currency contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Fund's portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate cash or readily marketable high-quality securities in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts.

      Upon maturity of a forward currency contract, the Emerging Markets Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward currency contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. The Fund also may be able to negotiate such an offset prior to maturity of the original forward currency contract. There can be no assurance that new forward currency contracts or offsets will always be available to the Fund.

      Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the Emerging Markets Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date. The amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.

      The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict the Emerging Markets Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaged in that strategy.

      The Emerging Markets Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

      Options. The Funds, other than the Money Market Funds, may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds, other than the Money Market Funds, may also purchase and sell put and call options on foreign currencies.

      A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

      Call and Put Options on Securities. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

      A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

      A Fund may write a call or a put option only if the option is covered by the Fund by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

      To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

      The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

      The Funds intend to purchase and write call and put options on specific securities. The Funds will purchase and write options only to the extent permitted by the policies of state securities authorities in states where the shares of the Funds are qualified for offer and sale.

      Securities Index Options. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security.

      Options on Foreign Currency. The Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities," above.)

      Risk Factors. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      Where a Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

      There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      Futures Contracts and Options on Futures Contracts. The Real Estate Securities, the Emerging Markets, the Equity T and the Limited Volatility Tax Free Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

      An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

      Each Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

      There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

      A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its Custodian cash or cash equivalents equal to or greater than the fluctuating value of the contract

(less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options" above.

      A Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission. A Fund may also enter into futures contracts and options on futures contracts for non-hedging purposes, provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

      High Risk Bonds. The Funds, with the exception of the Emerging Markets Fund, do not invest assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's and S&P consider securities rated Baa and BBB, respectively, to have some speculative characteristics. The Funds, other than the Emerging Markets Fund, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interests rates.


      The Emerging Markets Fund may invest up to 5% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the growth of the market for lower rated debt securities has paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The Emerging Markets Fund's money managers will seek to reduce the risks associated with investing in such securities by limiting the Fund's holding in such securities and by the depth of their own credit analysis. For additional information, please refer to the Statement of Additional Information.


      Credit and Liquidity Enhancements. The Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share prices.

                         PORTFOLIO TRANSACTION POLICIES


      Decisions to buy and sell securities are made by the money managers for the assets assigned to them, and by FRIMCo as to other assets. The Limited Volatility Tax Free Fund gives significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions, and the Equity T Fund seeks to minimize the impact of taxes on the Fund's shareholders' returns. The money managers make decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund could be selling a security when another money manager for the same Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transactions based costs. The strategy of minimizing the impact of taxes on shareholders' investment returns and avoiding the recognition of capital gains may constrain the ability of FRIMCo to change money managers of the

Equity T Fund. The annual portfolio turnover rates for the Funds (other than the Money Market Funds) are shown in the Financial Highlights tables.



      FRIMCo arranges for the purchase and sale of the Investment Company's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause the Investment Company to pay such brokers and dealers commissions at rates that exceed rates that other brokers and dealers may have charged if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, FRIMCo's primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.



      Frank Russell Securities, Inc., an affiliate of the FRIMCo, refunds to the Fund up to 70% of the commissions paid by that Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. The Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates).


                           DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS


      The Board of Trustees presently intends that dividends will be declared from net investment income and (for the Money Market Funds only) net short-term capital gains, if any, for payment on the following schedule:

DECLARED           PAYABLE
--------           -------

Daily              1st business day of following month    U.S. Government Money Market
                                                          and Tax Free Money Market Funds

Monthly            Early in the following month           Limited Volatility Tax Free Fund

Quarterly          Mid: April, July, October and          Real Estate Securities Fund
                   December

Annually           Mid-December                           Emerging Markets and Equity T
                                                          Funds

      The Money Market Funds determine net investment income immediately prior to the determination of the net asset value per share at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each business day. Net investment income will be credited daily to the accounts of shareholders of record prior to the net asset value calculation and paid monthly.

CAPITAL GAINS DISTRIBUTIONS


      The Board intends that distributions will be declared from capital gains through October 31 (excess of capital gains over capital losses) annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.

      Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders will share in and be taxed on distributions of gain realized by a Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT


      All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.


                                      TAXES

      Each Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a Fund will generally not be liable for federal income or excise taxes. The Funds may be subject to nominal, if any, state and local taxes.

      For taxable shareholders: Dividends (except those of Limited Volatility Tax Free and Tax Free Money Market Funds) from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the U.S. Government Money Market Fund attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. Long-term capital gains distributions declared by the Investment Company's Board are taxed as long-term gains regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

      While the Equity T Fund is managed to minimize the amount of capital gains realized during a particular year, the realization of capital gains is not entirely within the Fund's or the money manager's control, and is impacted by shareholder purchase and redemption activity as well as by the performance of securities in which the Funds invest. Capital gains distributions by the Equity T Fund may vary considerably from year to year.

      For corporate investors, dividends from net investment income paid by the Real Estate Securities or Equity T Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by such a Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

      The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Except for shareholders of the Limited Volatility Tax Free or Tax Free Money Fund, any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. For shareholders of the Limited Volatility Tax Free or Tax Free Money Funds, any loss incurred on sale or exchange of such a Fund's shares, held for six months or less, will be disallowed to the extent of exempt-interest dividends paid with respect to such shares, and any loss not so disallowed will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

      The Emerging Markets Fund will receive dividends and interest paid by non-US issuers which will frequently be subject to withholding taxes by non-US governments. FRIMCo expects the Emerging Markets Fund to invest more than 50% of its total assets in non-US securities and to file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld in their gross income for federal income tax purposes.


      The Emerging Markets Fund may invest up to 10% of its total assets in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Emerging Markets Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

      Shareholders of the Emerging Markets Fund should also be aware that for federal income tax purposes, foreign exchange losses realized by the Fund are treated as ordinary losses. This treatment may have the effect of reducing the Fund's income available for distribution to shareholders.

      The Limited Volatility Tax Free and Tax Free Money Market Funds anticipate that all dividends paid by the Funds will be exempt from federal income tax. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income, whether paid in cash or reinvested in additional shares. The Limited Volatility Tax Free and Tax Free Money Market Funds do not intend to purchase any municipal obligations required, in the opinion of bond counsel, to be treated as a tax preference item by shareholders when determining their alternative minimum tax liability. Exempt income paid by the Funds is includable in the tax base for determining the extent to which a shareholder's Social Security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest on their federal income tax returns. The Code also provides that interest on indebtedness incurred, or continued, to purchase or carry Limited Volatility Tax Free and Tax Free Money Market Funds shares is not deductible; and that persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds may not be able to treat the dividends paid by either Fund as tax free. Such persons should consult their tax advisers before purchasing shares of the Limited Volatility Tax Free or Tax Free Money Market Funds.

      Shareholders of the appropriate Funds will be notified after each calendar year of the amounts: of ordinary income dividends and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; of the Emerging Markets Fund's foreign taxes withheld; of the Limited Volatility Tax Free and Tax Free Money Market Funds' dividends subject to federal tax (if any) and attributable to each state; of income which is a tax preference item (if any) for alternative minimum tax purposes; and of the percentages of the U.S. Government Money Market Fund's income attributable to US government, Treasury and agency securities.

      Each Fund is required to withhold 31% of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

      Shareholders who are not US persons for purposes of federal income taxation should consult with their tax advisers regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a Fund or on dividends and distributions received by them from a Fund and the application of foreign tax laws.

      Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

      Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                         CALCULATION OF FUND PERFORMANCE


      From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for Class S shares of each of the Funds, are as follows:

                                          5 YEARS      10 YEARS
                            1 YEAR         ENDED         ENDED     INCEPTION TO
                             ENDED       DEC. 31,      DEC. 31,      DEC. 31,
                           DEC. 31,        1996          1996          1996       INCEPTION
                             1996      (ANNUALIZED)  (ANNUALIZED)  (ANNUALIZED)     DATE
                           --------     ----------    ----------    ----------    ---------
Real Estate Securities      36.81%         17.50%          --%         13.40%     07/28/89
Emerging Markets*          (12.26)           --            --           8.50      01/29/93
Equity T**                  --               --            --           6.10      10/07/96
Limited Volatility Tax Free  3.07           4.51          5.12          5.54      09/05/85
U.S. Government Money Market 5.40           4.33          5.78          5.92      09/05/85
Tax Free Money Market        3.35           3.12           --           4.37      05/08/87

* The performance for the Emerging Markets Fund prior to April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance results are reported net of investment advisory fees, but gross of any investment services fees. Descriptions of these services can be obtained from the investment manager upon request.

**    Equity T commenced operations on October 7, 1996.



      The Limited Volatility Tax Free Fund also may from time to time advertise its yield. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts. The 30-day yield for the year ended December 31, 1996 for the shares of Limited Volatility Tax Free Fund was 3.62%.



      The Limited Volatility Tax Free Fund may also utilize tax equivalent yields computed in the same manner as yield above, with adjustment for a stated income tax rate. The 30-day tax equivalent yield for shares of the Fund for the year ended December 31, 1996, based on a tax rate of 39.6%, was 6.00%.

      The Money Market Funds also may advertise their yields and effective yields. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Money Market Funds refers to the income generated by an investment in the Money Market Funds over a seven-day period (which period will be stated in the advertisement). This yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base return. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Money Market Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. The following are the current and effective yields for shares of the Money Market Funds during 1996 for the seven-day (and thirty-day, in the case of Tax Free Money Market) periods ended:

                                              MARCH 31                 JUNE 30               SEPTEMBER 30          DECEMBER 31
                                              --------                 -------               ------------          -----------
                                       CURRENT        EFFECTIVE   CURRENT    EFFECTIVE   CURRENT   EFFECTIVE    CURRENT   EFFECTIVE
                                       -------        ---------   -------    ---------   -------   ---------    -------   ---------
U.S. Government Money Market
Tax Free Money Market               (To be filed by Amendment.)
  7 day period
 30 day period


      The Tax Free Money Market Fund may also utilize tax equivalent yields computed in the same manner as yield above, with adjustment for a stated income tax rate. The following are the current and effective tax equivalent yields for shares of the Tax Free Money Market Fund, based on a tax rate of 39.6%, during 1996 for the seven-day and thirty-day periods ended:

                                  MARCH 31                  JUNE 30              SEPTEMBER 30              DECEMBER 31
                                  --------                  -------              ------------              -----------
                           CURRENT        EFFECTIVE    CURRENT    EFFECTIVE   CURRENT     EFFECTIVE    CURRENT        EFFECTIVE
                           -------        ---------    -------    ---------   -------     ---------    -------        ---------

Tax Free Money Market
  7 day period              (To be filed by Amendment.)
 30 day period


      Each Fund may also advertise non-standardized performance information that is for periods in addition to those required to be presented.

                            VALUATION OF FUND SHARES

NET ASSET VALUE PER SHARE

      The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or orders to redeem are tendered. (Unless otherwise indicated, "shares" refers to the Class S Shares of the Funds.) For the Real Estate Securities, the Emerging Markets, the Equity T and the Limited Volatility Tax Free Funds, a business day is one on which the New York Stock Exchange is open for trading. A business day for the Money Market Funds includes any day on which the New York Stock Exchange is open for trading and the Boston Federal Reserve Bank is open. Net asset value per share is computed for a Fund's Class S Shares by dividing the current value of the Fund's assets attributable to the Class S Shares, less liabilities attributable to the Class S Shares, by the number of Class S Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the regular session of the New York Stock

Exchange (currently 4:00 p.m. Eastern time). The U.S. Government Money Market Fund also determines its net asset value as of 1:00 p.m. Eastern time, and the Tax Free Money Market Fund as of 12:00 noon Eastern time.

VALUATION OF PORTFOLIO SECURITIES

      With the exceptions noted below, the Funds value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price and futures contracts are valued on the basis of the last sale price.

      Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

      International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

      The Money Market Funds' portfolio investments are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. Both Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Money market instruments maturing within 60 days of the valuation date held by Funds other than the Money Market Funds are also valued at "amortized cost," unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Funds would receive if they sold the instrument.

      The municipal investments of the Limited Volatility Tax Free Fund are appraised or priced by an independent pricing source, approved by the Trustees, which utilizes information with respect to bond transactions, quotations from bond dealers, market transactions in comparable securities and various relationships between securities.

      The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                             PURCHASE OF FUND SHARES

      Shares of the Funds are sold on each business day directly to Eligible Investors at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

ORDER PROCEDURES

      Orders by all investors (except for participants in the Three Day Settlement Program described below) to purchase Investment Company Fund shares must be received by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Fund are offered and orders in proper form accepted prior to:

Close of the New York Stock Exchange      Real Estate Securities, Emerging Markets, Equity T
  (currently 4:00 p.m.  Eastern Time)     and Limited Volatility Tax Free Funds

11:45 a.m.  Eastern time                  Tax Free Money Market Fund
12:15 p.m.  Eastern time                  U.S. Government Money Market Fund

      Orders for the Money Market Funds' shares placed prior to the above time and in the proper form can be accepted for pricing and investment, and will begin to earn income, on that day. Money Market Fund orders received after that time will not be accepted for pricing and investment until the next business day. Orders for shares of any Fund that are not accepted before the respective time for that Fund can not be invested in the particular Fund nor begin to earn income until the next day on which shares of that Fund are offered.

      Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Custodian or Transfer Agent, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders for a Fund:

      Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company.

      Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Funds' Custodian, State Street Bank and Trust Company. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

      Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Money Market Funds will be effected only when the check or draft is converted to federal funds. The investment will not begin to earn dividend income until the receipt of federal funds by the relevant Fund. Investments in the non-Money Market Funds will be effected upon receipt of the check or draft by the Transfer Agent, when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

IN-KIND EXCHANGE OF SECURITIES

      The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the particular Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled, which is usually within 15 days following the purchase by exchange. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange. Investors interested in making an in-kind exchange are encouraged to consult with their tax advisers.

      The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

      The Investment Company will accept orders from financial institutions to purchase shares of the Funds, other than the Money Market Funds, for settlement on the third business day following the receipt of an order to be paid by a federal wire if the investor has agreed in writing to indemnify the Fund against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

      Investors purchasing Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, investment advisor or others, may be required to pay additional fees by such Intermediary. Investors should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.


EXCHANGE PRIVILEGE

      Shareholders may exchange shares of any Fund offered by this Prospectus for shares of any other Fund included in the Investment Company's other prospectuses on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including prospectuses of other Investment Company Funds, contact a Financial Intermediary or the Investment Company. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Investment Company.

      An exchange is a redemption of shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to consult with his or her tax adviser. Exchanges from Equity T Fund will be considered to be redemptions and will be subject to a redemption fee. (See "Redemption of Fund Shares" in this Prospectus).

                            REDEMPTION OF FUND SHARES

      SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FUNDS AT (800) 972-0700; IN WASHINGTON (206) 627-7001.

      For each Fund, Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. In the case of the Equity T Fund, a redemption fee, calculated as a 1% discount of net asset value of the shares redeemed will be imposed. The redemption fee is retained by the Equity T Fund. See "Investment Objectives, Restrictions and Policies--Equity T Fund" in this Prospectus for more information. As with the other Funds, shares of the Equity T Fund may be redeemed on any business day after the receipt of a redemption requests in proper form, described below.

      Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests of investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

      Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by the Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program, on the days requests to redeem are tendered, prior to:

Close of the New York Stock Exchange      Real Estate Securities, Emerging Markets, Equity T
 (currently 4:00 p.m.  Eastern time)      and Limited Volatility Tax Free Funds

11:45 a.m.  Eastern time                  Tax Free Money Market Fund
12:15 p.m.  Eastern time                  U.S. Government Money Market Fund

      Redemption requests placed for the Money Market Funds prior to the above time will be tendered that day. Requests for these Funds after the above time will be taken until 4:00 p.m. Eastern time, but will not be tendered until the next business day.

      Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.


      Mail. Redemption requests may be made in writing directly to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. For all Funds the redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. In the case of the Equity T Fund, a redemption fee of 1% will be deducted from the amount of your redemption. "Good order" means that the request must include the following:


      A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

      B. Such other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit sharing plans.

      Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts. In view of its investment objective and management strategies, shareholders of the Equity T Fund are not able to participate in the SWP program.

      SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date. If the SWP is coming out of one of the Money Market Funds and the trade date falls on a Friday or the day before a holiday, income will be earned until the payment date.

      Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

      SWP Distribution by Wire. Federal Funds Wire payments will be sent to designated bank on the payment date.

      SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, from Boston, Massachusetts, to the requested address on the payment date.


      A Systematic Withdrawal Payment form must be completed and mailed to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by FRIMCo five business days before the initial distribution date.

      Redemption in Kind. A Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                             ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS


      Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.



      State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, prepares tax records and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds.



      Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.


ORGANIZATION, CAPITALIZATION, AND VOTING

      The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

      The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no Annual Meetings of shareholders, but Special Meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

      In addition to offering Class S Shares, the Emerging Markets and the Real Estate Securities Funds also offer beneficial interests in Class C Shares, which are described in a separate prospectus relating to that class. Class C Shares of the Emerging Markets and Real Estate Securities Funds are designed to meet different investor needs and are subject to a Rule 12b-1 distribution fee and to a shareholder servicing fee, which may effect the performance of the Class C Shares. To obtain more information concerning Class C Shares, contact the Financial Intermediary from whom you obtained this prospectus or write to the Secretary, Frank Russell Investment Company, at the address listed on the cover of this Prospectus, or call (800) 972-0700.

      The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of Investment Company shares. A vacancy in the Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.


      At ______________, 1997, the following shareholder may be deemed by the 1940 Act to "control" the Funds listed after its name because it owns more than 25% of the voting shares of the indicated Fund: (to be filed by amendment).


                             MONEY MANAGER PROFILES


      The money managers identified below have no other affiliations with the Funds, FRIMCo, or with Frank Russell Company. Each money manager has been in business for at least three years and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.


                           REAL ESTATE SECURITIES FUND

      Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.


      AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held Corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.


                              EMERGING MARKETS FUND


      Genesis Asset Managers, Ltd., Bermuda House, St. Julian's Ave., St. Peter Port, Guernsey, Channel Islands, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd. is controlled 55% by management and assorted interests, and the balance held by outside shareholders, with the largest single holding being 15%.


      J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan and Co. Incorporated, a publicly held bank holding company.


      Montgomery Asset Management L.P., 101 California Street, San Francisco, CA 94111, is a California limited partnership and a registered investment adviser. Montgomery Asset Management, Inc. is the general partner of Montgomery Asset Management, L.P. and Montgomery Securities is the sole limited partner. Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of Montgomery Asset Management, L.P.


                                  EQUITY T FUND

      J.P.  Morgan Investment Management Inc. See: Emerging Markets Fund.

                        LIMITED VOLATILITY TAX FREE FUND


      MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116, is a wholly owned, indirect subsidiary of Sun Life Assurance Company of Canada
(US), a mutual insurance company.


      T. Rowe Price Associates, Inc., 100 E. Pratt Street, Baltimore, MD 21202, is a Company whose stock is publicly traded, and a large portion of its stock is held by active employees.

                        U.S. GOVERNMENT MONEY MARKET FUND

      Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402, is a registered investment adviser wholly owned by Frank Russell Company.

                           TAX FREE MONEY MARKET FUND

      Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th Floor, New York, NY 10004, is a registered investment adviser which is wholly owned by its principals.

      NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON, (206) 627-7001

MONEY MANAGERS


REAL ESTATE SECURITIES FUND
Cohen & Steers Capital Management
AEW Capital Management, L.P.


EMERGING MARKETS FUND
Genesis Asset Managers, Ltd.
J.P. Morgan Investment Management Inc.
Montgomery Asset Management, L.P.

EQUITY T FUND
J.P. Morgan Investment Management Inc.


LIMITED VOLATILITY TAX FREE FUND
MFS Institutional Advisors, Inc.
T. Rowe Price Associates, Inc.


U.S. GOVERNMENT MONEY MARKET FUND
Frank Russell Investment Management Company

TAX FREE MONEY MARKET FUND
Weiss, Peck & Greer, L.L.C.


MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402


CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600-One Commerce Square

Philadelphia, PA 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 972-0700
In Washington, (206) 627-7001

                                   PROSPECTUS

                                 CLASS C SHARES

                        FRANK RUSSELL INVESTMENT COMPANY
                         909 A STREET, TACOMA, WA 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001


         Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class C Shares of the ten Funds listed below.



         Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the individual Funds.


Diversified Equity Fund                 Emerging Markets Fund
Special Growth Fund                     Real Estate Securities Fund
Equity Income Fund                      Diversified Bond Fund
Quantitative Equity Fund                Volatility Constrained Bond Fund
International Securities Fund           Multistrategy Bond Fund

         ALL CLASSES OF SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         Frank Russell Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. The Investment Company is a diversified open-end management investment company, commonly known as a "mutual fund."


         This Prospectus sets forth concisely information about the Investment Company and the Class C Shares of ten of its Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated ___________, 1997, with the Securities and Exchange Commission. The Statement of Additional Information is incorporated herein by reference and may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference.



         This Prospectus relates only to the Class C Shares of the ten Funds described herein. These Funds also offer shares of beneficial interest in another class of shares, the Class S Shares, through separate prospectuses. For more information concerning Class S Shares of a Fund, contact the person or organization from which you obtained this

Prospectus, or write to the Secretary, Frank Russell Investment Company, at the address shown above, or telephone (800) 972-0700.



The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet Website (http://wwwseci.gor)



                        PROSPECTUS DATED __________, 1997

Each Fund seeks to achieve a specific investment objective by using distinct investment strategies:

DIVERSIFIED EQUITY FUND--Income and capital growth by investing principally in equity securities.

SPECIAL GROWTH FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from Diversified Equity Fund, by investing in equity securities.

EQUITY INCOME FUND--A high level of current income, while maintaining the potential for capital appreciation by investing primarily in income-producing equity securities.

QUANTITATIVE EQUITY FUND--Total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

INTERNATIONAL SECURITIES FUND--Favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

EMERGING MARKETS FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

REAL ESTATE SECURITIES FUND--A high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

DIVERSIFIED BOND FUND--Effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

VOLATILITY CONSTRAINED BOND FUND--Preservation of capital and generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

MULTISTRATEGY BOND FUND--Maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.


This Prospectus describes and offers Class C Shares of the ten Funds set forth on the first page of this prospectus. A shareholder of the Emerging Markets Fund described herein may pay a quarterly shareholder investment services fee directly to FRIMCo. The fee is computed on the amount the shareholder has invested in the applicable Fund. No Shareholder of the other nine Funds described herein pays any such fees and, currently, no shareholder of the Emerging Markets Fund pays any such fee, although such fees may be required with respect to that Fund in the future. The Investment Company Funds had aggregate net assets of $_____ billion on _________, 1997. The net assets of these ten Funds on _________, 1997, were:

        Diversified Equity
        Special Growth
        Equity Income
        Quantitative Equity
        International Securities
        Emerging Markets
        Real Estate Securities
        Diversified Bond
        Volatility Constrained Bond
        Multistrategy Bond

                        HIGHLIGHTS AND TABLE OF CONTENTS

ANNUAL FUND OPERATING EXPENSES summarizes the fees paid by shareholders and provides an example showing the effect of these fees on a $1,000 investment over time. PAGE ____.

FINANCIAL HIGHLIGHTS summarizes significant financial information concerning the Funds for the period stated herein. PAGE _____.


The Purpose of the Funds is to provide a means for Eligible Investors to use FRIMCo and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services on an economical and efficient basis. PAGE ____.


FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE ____.

MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. PAGE ____.


ELIGIBLE INVESTORS are principally those institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity, and which have entered into an Asset Management Services Agreement with FRIMCo; and institutions or individuals who have acquired shares through such institutions or financial intermediaries. PAGE ____.



GENERAL MANAGEMENT OF THE FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Funds on a day-to-day basis. Frank Russell Company provides to the Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE _____.



EXPENSES OF THE FUNDS are borne by the Funds. Each Fund pays a management fee to FRIMCo, its expenses and its portion of the general expenses of the Investment Company. FRIMCo, as agent for the Fund, pays from its fees, the investment advisory fees of the Money Managers of the Fund. The remainder of the fee is retained by FRIMCo, for conducting the Fund's general operations and for providing investment supervision for the Fund. Each Eligible Investor may pay to FRIMCo directly a fee for other services provided to that Eligible Investor. PAGE ______.



THE MONEY MANAGERS are evaluated and recommended by FRIMCo and Frank Russell Company. The money managers have complete discretion to purchase and sell portfolio securities for their segment of a Fund consistent with the Fund's investment objectives, policies and restrictions, and the specific strategies developed by Frank Russell Company and FRIMCo. PAGE _____.


INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS apply to each Fund. Those objectives, restrictions and policies designated "fundamental" may not be changed without the approval of a majority of the Fund's shareholders. Risks associated with certain Fund investment policies, such as market volatility risk, political risk, and credit risk, are discussed in the context of policies giving rise to such risks. PAGE ______.

PORTFOLIO TRANSACTION POLICIES do not give significant weight to realizing long-term, rather than short-term, capital gains. PAGE ________.

DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared Monthly, by the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds; Quarterly, by the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Real Estate Securities Funds; and Annually, by International Securities and Emerging Markets Funds. All Funds declare distributions from net realized capital gains, if any, at least annually. PAGE
______.

INCOME TAXES PAID BY THE FUNDS themselves should be nominal. Taxable shareholders of the Funds will be subject to federal taxes on dividends. Taxable shareholders of the Funds will be subject to federal taxes on capital gains distributions and may also be subject to state or local taxes. PAGE ________.

FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE __________.

VALUATION OF FUND SHARES occurs each business day. The value of a Class C share purchased or redeemed is based upon the next computed current market value of the assets, less liabilities, of each Class C Fund. Unless otherwise indicated, "shares" in this Prospectus refers to the Class C Shares of the Funds. PAGE
________.

PURCHASE OF FUND SHARES may be accomplished on each business day that shares are offered. The shares are subject to a Rule 12b-1 distribution fee, and to a shareholder services fee. PAGE ________.

REDEMPTION OF FUND SHARES may be requested on any business day. There is no redemption charge. The redemption price is determined by the net asset value next computed after receipt of the redemption request. The Funds reserve the right to redeem in kind that portion of a redemption request which is in excess of $250,000. PAGE _______.

ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE _______.

THE FUNDS also offer a second class of shares, the Class S Shares, which are designed to meet different investor needs. PAGE _________.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                         OF THE DIVERSIFIED EQUITY FUND

The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                        None
  Sales Load Imposed on Reinvested Dividends                                             None
  Deferred Sales Load                                                                    None
  Redemption Fees                                                                        None
  Exchange Fees                                                                          None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                         .78%
  12b-1 Fees (1)(2)                                                                      .40
  Other Expenses:
    Custodian Fees                                                               .07%
    Transfer Agent Fees                                                          .06
    Other Fees (2)(3) (including shareholder servicing fee of up to 0.25%)       .35
                                                                                 ---
    Total Other Expenses                                                                 .48
                                                                                       -----
  Total Class C Shares Operating Expenses+                                              1.66%
                                                                                       =====

EXAMPLE:                                              1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                                      ------    -------     -------   --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 17       $ 51       $ 92       $209
                                                       ====       ====       ====       ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C Shares of the Diversified Equity Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other expenses and 12b-1 fees are based on estimated amounts for the current year since there were no Class C operations during 1996.

(3) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                           OF THE SPECIAL GROWTH FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                            None
  Sales Load Imposed on Reinvested Dividends                                                 None
  Deferred Sales Load                                                                        None
  Redemption Fees                                                                            None
  Exchange Fees                                                                              None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                              .95%
  12b-1 Fees (1)                                                                              .40
  Other Expenses:
    Custodian Fees                                                               .10%
    Transfer Agent Fees                                                          .10
    Other Fees (2) (including a shareholder servicing fee of up to 0.25%)        .36
                                                                                 ---
    Total Other Expenses                                                                      .50%
                                                                                              ---
  Total Class C Shares Operating Expenses+                                                   1.91%
                                                                                             ====

EXAMPLE:                                                                     1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                                             ------       -------      -------      --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                                     $19           $58         $105          $240
                                                                              ===           ===         ====          ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the Special Growth Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                            OF THE EQUITY INCOME FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                         None
  Sales Load Imposed on Reinvested Dividends                                              None
  Deferred Sales Load                                                                     None
  Redemption Fees                                                                         None
  Exchange Fees                                                                           None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                           .80%
  12b-1 Fees (1)                                                                           .40
  Other Expenses:
    Custodian Fees                                                               .10%
    Transfer Agent Fees                                                          .13
    Other Fees (2) (including a shareholder servicing fee of up to 0.25%)        .36
                                                                                 ---
    Total Other Expenses                                                                   .59
                                                                                         -----
  Total Class C Shares Operating Expenses+                                                1.79%
                                                                                         =====

EXAMPLE:                                              1 YEAR     3 YEARS   5 YEARS    10 YEARS
                                                      ------     -------   -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 18       $ 55       $ 99       $225
                                                       ====       ====       ====       ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of shareholders of the Class C Shares to do so. Long-term shareholders of the Class C shares of the Equity Income Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                         OF THE QUANTITATIVE EQUITY FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                         None
  Sales Load Imposed on Reinvested Dividends                                              None
  Deferred Sales Load                                                                     None
  Redemption Fees                                                                         None
  Exchange Fees                                                                           None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                           .78%
  12b-1 Fees (1)                                                                           .40
  Other Expenses:
    Custodian Fees                                                               .07%
    Transfer Agent Fees                                                          .04
    Other Fees (2) (including a shareholder servicing fee of up to 0.25%)        .36
                                                                                 ---
    Total Other Expenses                                                                   .47
                                                                                          ----
  Total Class C Shares Operating Expenses+                                                1.65%
                                                                                          ====

EXAMPLE:                                                                    1 YEAR       3 YEARS        5 YEARS    10 YEARS
                                                                            ------       -------        -------    --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period                                     $16           $50          $91          $207
                                                                              ===           ===          ===          ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the Quantitative Equity Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) For purposes of this table, "Other Fees" includes a servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                      OF THE INTERNATIONAL SECURITIES FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                                                   None
  Sales Load Imposed on Reinvested Dividends                                                                        None
  Deferred Sales Load                                                                                               None
  Redemption Fees                                                                                                   None
  Exchange Fees                                                                                                     None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                                                     .95%
  12b-1 Fees (1)                                                                                                     .40
  Other Expenses:
    Custodian Fees                                                                                         .25%
    Transfer Agent Fees                                                                                    .06
    Other Fees (2) (including a shareholder servicing fee of up to 0.25%)                                  .36
                                                                                                           ---
    Total Other Expenses                                                                                             .67
                                                                                                                   -----
  Total Class C Shares Operating Expenses+                                                                          2.02%
                                                                                                                   =====

EXAMPLE:                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                      ------    -------    -------   --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 20       $ 62       $112       $254
                                                       ====       ====       ====       ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the International Securities Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                          OF THE EMERGING MARKETS FUND*

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                            None
  Sales Load Imposed on Reinvested Dividends                                                 None
  Deferred Sales Load                                                                        None
  Redemption Fees                                                                            None
  Exchange Fees                                                                              None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (1)                                                                         1.20%
  12b-1 Fees (2)(3)                                                                           .40
  Other Expenses:
    Custodian Fees                                                               .28%
    Transfer Agent Fees                                                          .14
    Other Fees (2)(4) (including a shareholder servicing fee of up to 0.25%)*    .41
                                                                                 ---
    Total Other Expenses                                                                      .83
                                                                                             ----
  Total Class C Shares Operating Expenses (After Fee Waiver) (1)+                            2.43%
                                                                                            =====

EXAMPLE:                                              1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                                      ------    -------     -------   --------

You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 24       $ 74       $134       $306
                                                       ====       ====       ====       ====

(1) The Manager has voluntarily agreed to waive a portion of its 1.20% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses other than any 12b-1 fees, shareholder service fees and other class level expenses exceed 1.95% of the Fund's average net assets on an annual basis. This waiver is intended to be in effect for the current fiscal year, but thereafter may be revised or eliminated at any time without notice to shareholders.

(2) "Other Expenses" and 12b-1 Fees are based on estimated amounts for the current year since there were no Class C operations during 1996.

(3) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the Emerging Markets Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(4) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

* Each shareholder or the financial intermediary through which the shareholder purchases Class C Shares of the Investment Company enters into a written Asset Management Services Agreement with FRIMCo, and agrees to pay an annual shareholder investment services fee calculated as a specified percentage of the shareholder's average net assets in the Fund. Currently, the Manager does not intend to impose a shareholder investment services fee with respect to the Fund. In addition, a shareholder may pay additional fees, expressed as fixed dollar amounts for the other services or reports provided by FRIMCo to the shareholder. Accordingly, the expense information does not reflect an amount for fees paid directly by an investor to FRIMCo.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                       OF THE REAL ESTATE SECURITIES FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                            None
  Sales Load Imposed on Reinvested Dividends                                                 None
  Deferred Sales Load                                                                        None
  Redemption Fees                                                                            None
  Exchange Fees                                                                              None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                              .85%
  12b-1 Fees (1)                                                                              .40
  Other Expenses:
    Custodian Fees                                                               .04%
    Transfer Agent Fees                                                          .11
    Other Fees (2) (including a shareholder servicing fee of up to 0.25%)        .36
                                                                                 ---
    Total Other Expenses                                                                      .51
                                                                                            -----
  Total Class C Shares Operating Expenses+                                                   1.76%
                                                                                            =====

EXAMPLE:                                              1 YEAR    3 YEARS     5 YEARS   10 YEARS
                                                      ------    -------     -------   --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 18       $ 54       $ 97       $221
                                                       ====       ====       ====       ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the Real Estate Securities Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(3) For purposes of this table, "Other Fees" includes a Shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                          OF THE DIVERSIFIED BOND FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                            None
  Sales Load Imposed on Reinvested Dividends                                                 None
  Deferred Sales Load                                                                        None
  Redemption Fees                                                                            None
  Exchange Fees                                                                              None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                              .45%
  12b-1 Fees (1)                                                                              .40
  Other Expenses:
    Custodian Fees                                                               .07%
    Transfer Agent Fees                                                          .06
    Other Fees (2) (including a shareholder servicing fee of up to 0.25%)        .35
                                                                                 ---
    Total Other Expenses                                                                      .48
                                                                                            -----
  Total Class C Shares Operating Expenses+                                                   1.33%
                                                                                            =====

EXAMPLE:                                              1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                      ------     -------    -------   --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 13       $ 40       $ 73       $167
                                                       ====       ====       ====       ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently, the Trustees have limited the Fund's Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the Diversified Bond Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) For purposes of this table, "Other Fees" includes a Shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                     OF THE VOLATILITY CONSTRAINED BOND FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                            None
  Sales Load Imposed on Reinvested Dividends                                                 None
  Deferred Sales Load                                                                        None
  Redemption Fees                                                                            None
  Exchange Fees                                                                              None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee                                                                              .50%
  12b-1 Fees (1)(2)                                                                           .40
  Other Expenses:
    Custodian Fees                                                               .09%
    Transfer Agent Fees                                                          .11
    Other Fees (2)(3) (including a shareholder servicing fee of up to 0.25%)     .38
                                                                                 ---
    Total Other Expenses                                                                      .58
                                                                                            -----
  Total Class C Shares Operating Expenses+                                                   1.48%
                                                                                            =====

EXAMPLE:                                              1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                      ------     -------    -------   --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and (2)
redemption at the end of each time period              $ 15       $ 45       $ 82       $186
                                                       ====       ====       ====       ====

(1) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. Currently the Trustees have limited the Fund's Class C 12b-1 fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of Class C Shares to do so. Long-term shareholders of the Class C shares of the Volatility Constrained Bond Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) "Other expenses" and 12b-1 Fees are based on estimated amounts for the current year since there were no Class C operations during 1996.

(3) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS C SHARES
                         OF THE MULTISTRATEGY BOND FUND

         The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class C Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS C SHARES SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases                                                            None
  Sales Load Imposed on Reinvested Dividends                                                 None
  Deferred Sales Load                                                                        None
  Redemption Fees                                                                            None
  Exchange Fees                                                                              None
ANNUAL CLASS C SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
  Management Fee (After Fee Waiver) (1)                                                       .58%
  12b-1 Fees (2)(3)                                                                           .40
  Other Expenses:
    Custodian Fees                                                               .07%
    Transfer Agent Fees                                                          .09
    Other Fees (2)(4) (including a shareholder servicing
      fee of up to 0.25%)                                                        .38
                                                                                 ---
    Total Other Expenses                                                                      .54
                                                                                            -----
  Total Class C Shares Operating Expenses (After Fee Waiver) (1)+                            1.52%
                                                                                            =====

EXAMPLE:                                              1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                      ------     -------    -------   --------
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and
(2) redemption at the end of each time period          $ 15       $ 47       $ 84       $192
                                                       ====       ====       ====       ====

(1) The Manager has voluntarily agreed to waive a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses, other than 12b-1 fees, Shareholder Servicing Fees and certain other class-level expenses exceed 0.80% of the Fund's average net assets on an annual basis. The gross annual total operating expenses absent the waiver would be 1.59% of average net assets. This waiver is intended to be in effect for the current fiscal year, but thereafter may be revised or eliminated at any time without notice to shareholders.

(2) "Other expenses" and 12b-1 Fees are based on estimated amounts for the current year since there were no Class C operations during 1996.

(3) For purposes of this table, "12b-1 Fees" are comprised of an asset-based sales charge of up to 0.75% of average daily net assets, or such lesser amount as the Trustees may determine from time to time, of Class C Shares of the Fund. The Trustees have limited the Funds Class C 12b-1 Fee payments to 0.40% of average daily net assets. The 12b-1 Fee payments may be increased only when the Trustees believe it is in the best interests of the shareholders of the Class C Shares to do so. Long-term shareholders of the Class C shares of the Multistrategy Bond Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(4) For purposes of this table, "Other Fees" includes a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund's Class C Shares. The Investment Company may make payments to the distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions ("Servicing

         Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Fund.

+ Investors purchasing Class C Shares of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS

         Class C Shares of the Diversified Equity, Volatility Constrained Bond, MultiStrategy Bond and Emerging Markets Funds were not issued prior to December 31, 1996. Those Funds' financial statements and related notes thereto are incorporated herein by reference to the Statement of Additional Information and appear, along with the report of Coopers & Lybrand L.L.P., in those Funds' Annual Reports to shareholders. Funds' Annual Reports may be obtained without charge by writing to or calling the Investment Company as described on the first page of this prospectus. Financial Highlights' pages for those Funds named above described herein are included in the Statement of Additional Information. Such Financial Highlights do not reflect the 12b-1 Fee and Shareholder Service Fee imposed with respect to Class C Shares.

                           FINANCIAL HIGHLIGHTS OF THE
                       SPECIAL GROWTH FUND CLASS C SHARES*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

SPECIAL GROWTH FUND CLASS C SHARES

                                                                           1996
NET ASSET VALUE........................................
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  Net realized and unrealized gain (loss)
  Net realized and unrealized gain (loss)on
   investments.........................................
   Total From Investment Operations....................

LESS DISTRIBUTIONS:
  Net investment income................................
  Net realized gain on investments.....................
  In excess of net realized gain on investments
  .....................................................
   Total Distributions.................................

NET ASSET VALUE, END OF YEAR...........................

TOTAL RETURN (%).......................................

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net to average net
assets.................................................
  Operating expenses, gross to average net
assets.................................................
  Net investment income to average net assets
  Portfolio turnover...................................
  Net assets, end of year ($000 omitted)...............
  Per share amount of fees reimbursed ($
omitted)...............................................
  Avg Commission.......................................

---------------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                           FINANCIAL HIGHLIGHTS OF THE
                       EQUITY INCOME FUND CLASS C SHARES*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EQUITY INCOME FUND CLASS C SHARES

                                                                           1996

NET ASSET VALUE, BEGINNING OF YEAR.....................

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................
  Net realized and unrealized gain (loss) on
investments............................................
   Total From Investment Operations....................

LESS DISTRIBUTIONS:
  Net investment income................................
  In excess of net investment income...................
  Net realized gain on investments.....................
   Total Distributions.................................

NET ASSET VALUE, END OF YEAR...........................

TOTAL RETURN (%).......................................

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net assets.............
  Net investment income to average net assets..........
  Portfolio turnover...................................
  Net assets, end of year ($000 omitted)...............
  Avg Commission.......................................

--------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                           FINANCIAL HIGHLIGHTS OF THE
                    QUANTITATIVE EQUITY FUND CLASS C SHARES*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

QUANTITATIVE EQUITY FUND CLASS C SHARES

                                                                            1996

NET ASSET VALUE, BEGINNING OF YEAR.....................
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................
  Net realized and unrealized gain (loss)
    on investments.....................................
    Total From Investment Operations...................
LESS DISTRIBUTIONS:
  Net investment income................................
  Net realized gain on investments.....................
    Total Distributions................................
NET ASSET VALUE, END OF YEAR...........................
TOTAL RETURN (%)(a)....................................
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net assets (b).........
  Net investment income to average net assets
    (b)................................................
  Portfolio turnover (b)...............................
  Net assets, end of year ($000 omitted)...............
Avg Commission.........................................

------------------------------------------------------------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                           FINANCIAL HIGHLIGHTS OF THE
                  INTERNATIONAL SECURITIES FUND CLASS C SHARES*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

INTERNATIONAL SECURITIES FUND CLASS C SHARES

                                                                            1996

NET ASSET VALUE, BEGINNING OF YEAR.....................
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................
  Net realized and unrealized gain (loss)
    on investments (a).................................
    Total From Investment Operations...................
LESS DISTRIBUTIONS:
  Net investment income................................
  In excess of net investment income...................
  Net realized gain on investments.....................
    Total Distributions................................
NET ASSET VALUE, END OF YEAR...........................
TOTAL RETURN (%).......................................
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
    assets.............................................
  Operating expenses, gross, to average
    assets.............................................
  Net investment income to average net
    assets.............................................
  Portfolio turnover...................................
  Net assets, end of year ($000 omitted)...............
  Per share amount of fees reimbursed ($
    omitted)...........................................
Avg Commission.........................................

------------------------------------------------------------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

(a)      International Commissions...

                           FINANCIAL HIGHLIGHTS OF THE
                   REAL ESTATE SECURITIES FUND CLASS C SHARES*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

REAL ESTATE SECURITIES FUND CLASS C SHARES

                                                                            1996

NET ASSET VALUE, BEGINNING OF YEAR..........................
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................
  Net realized and unrealized gain (loss) on investments....
    Total From Investment Operations........................

LESS DISTRIBUTIONS:
  Net investment income.....................................
  Net realized gain on investments..........................
  In excess of net realized gain on investments.............
  Tax return of capital.....................................
    Total Distributions.....................................

NET ASSET VALUE, END OF YEAR................................

TOTAL RETURN (%)(a).........................................
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)........
  Operating expenses, gross, to average net assets (b)......
  Net investment income to average net assets (b)...........
  Portfolio turnover (b)....................................
  Net assets, end of year ($000 omitted)....................
  Per share amount of fees waived ($ omitted)...............
  Per share amount of fees reimbursed ($ omitted)...........
Avg Commission..............................................

---------------------------------------------------------------------

* See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                           FINANCIAL HIGHLIGHTS OF THE
                      DIVERSIFIED BOND FUND CLASS C SHARES*

         The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class C Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

DIVERSIFIED BOND FUND CLASS C SHARES

                                                                            1996

NET ASSET VALUE, BEGINNING OF YEAR................
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................
  Net realized and unrealized gain
    (loss)
    on investments................................
    Total From Investment Operations..............
LESS DISTRIBUTIONS:
  Net investment income...........................
  In excess of net investment income..............
  Net realized gain on investments................
  In excess of net realized gain on
    investments...................................
    Total Distributions...........................
NET ASSET VALUE, END OF YEAR......................
TOTAL RETURN (%)..................................
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average assets......
  Operating expenses, gross, to average
    assets........................................
  Net investment income to average
    net assets....................................
  Portfolio turnover..............................
  Net assets, end of year ($000
    omitted)......................................
  Per share amount of fees waived
    ($ omitted)...................................

--------------------------------------------------------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                            THE PURPOSE OF THE FUNDS


         The Funds have been organized to provide a means for Eligible Investors to access and use FRIMCo and Frank Russell Company's "multi-style, multi-manager diversification" method of investment, and to obtain FRIMCo and Frank Russell Company's money manager evaluation services, on a pooled and cost-effective basis.


                 FRANK RUSSELL COMPANY--CONSULTANT TO THE FUNDS


         Frank Russell Company, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. The Company and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1,300 associates.


         Three functions are at the core of Frank Russell Company's consulting service:

         Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

         Asset Allocation: Allocating a client's assets among different asset classes--such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate--in the manner most likely to achieve the client's objectives.

         Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

         When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the objectives of reducing risk and increasing returns.

                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION


         FRIMCo and Frank Russell Company believe capital market history shows that no one particular asset class provides consistent and/or above-average total return results, either on an absolute or relative basis, over extended periods of time. For example, there are periods of time when equity securities outperform fixed-income securities, and vice versa. Similarly, there are periods when securities selected for particular characteristics, or using particular investment styles, outperform other types of securities. For example, there are periods of time when equity securities with growth characteristics outperform equities with income characteristics, and vice versa. While these performance cycles tend to repeat themselves, they do so with no regularity. The blending of asset classes and investment styles on a complementary basis can obtain more consistent returns over longer time periods with a reduction of risk (volatility), although a particular asset class or investment style--or a particular Fund investing in one asset class or using a particular style--may not achieve above-average performance at any given point in the market.



         Similarly, FRIMCo and Frank Russell Company believe financial markets generally are efficient, and few money managers have shown the ability to time the major highs and lows in the securities markets with any high degree of consistency. However, some money managers have shown a consistent ability to achieve superior results within selected asset classes and styles and have demonstrated expertise in particular areas. Thus, by combining a mix of investment styles within each asset class and then selecting money managers for their ability to invest in a particular style, the investor may seek to achieve increased returns.



         Substantial pools of investment assets are required to achieve the cost effective and efficient allocation of assets among various asset classes and investment styles, to use multiple money managers, and to support the research and evaluation efforts required to select appropriate money managers. By pooling the assets of institutions and individuals with smaller to medium-sized accounts in a series of Funds with different objectives and policies, FRIMCo and Frank Russell Company believe that they are able to provide their multi-style, multi-manager diversification techniques and money manager evaluation services to Eligible Investors on a basis which is both efficient and cost effective for the investor, FRIMCo and Frank Russell Company.


                               ELIGIBLE INVESTORS


         Shares of the Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries which invest for their own account or in a fiduciary or agency capacity and which have entered into Asset Management Services Agreements (collectively, the "Agreements," and each, an "Agreement") with FRIMCo, and institutions or individuals who have acquired shares through such institutions and financial intermediaries. There is no specified minimum amount which must be invested. Institutions and financial intermediaries which may have a particular interest in the Funds include:


         - Bank trust departments managing discretionary institutional or personal trust accounts

         -        Banks, other than through their Trust departments

         -        Registered investment advisers

         -        Endowment funds and charitable foundations

         -        Broker-Dealers

         -        Employee welfare plans

         -        Pension or profit sharing plans

         -        Insurance companies


         The Agreement provides, in general, for the officers and staff of FRIMCo, using the facilities and resources of Frank Russell Company, to assist the client to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes. Once these decisions have been made by a client, the client's assets are then invested in one or more of the Funds. A client may change the allocation of its assets among the Funds, or withdraw some or all of its assets from the Funds at any time by redeeming Fund shares.



         Shares of the Funds generally are not offered or "retailed" to individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other eligible investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customer. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries receive no compensation from FRIMCo or the Funds; they may charge their customers a fee for providing these and possibly other trust or investment-related services. A shareholder may pay a fixed dollar fee to FRIMCo for other services or reports provided by FRIMCo to the shareholder.



         Either the client or FRIMCo may terminate the Agreement upon written notice as provided for in the Agreement. FRIMCo does not expect to exercise its right to terminate the Agreement unless a client does not invest sufficient assets in the Funds to compensate FRIMCo for providing services to the client. Upon termination of an Agreement by the client or FRIMCo, FRIMCo will no longer provide asset-allocation, objective-setting or other services.


                        GENERAL MANAGEMENT OF THE FUNDS


         The Investment Company's Board of Trustees is responsible for overseeing generally the operation of the Funds, including reviewing and approving the Funds' contracts with FRIMCo, Frank Russell Company and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets assigned to them.



         FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and Custodian; (iii) develops the investment programs, selects money managers, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select or hire money managers to select individual portfolio securities held in the Funds' Liquidity Portfolios (see, "Investment Policies--Liquidity Portfolios"); and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as the costs of preparing and distributing explanatory materials concerning the Funds.



         The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:



         - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.

         - Loran M. Kaufman, who has been a Portfolio Manager of FRIMCo since 1990. Ms. Kaufman jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free and Real Estate Securities Funds.

         - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter jointly with another portfolio manager identified herein has primary responsibility for management of the International, International Securities and Emerging Markets Funds.

         - James M. Imhof, Manager of Portfolio Trading, FRIMCo, who has managed the day to day management of the FRIMCo Funds and ongoing analysis and monitoring of Fund money managers since 1989.

         - Peter F. Apanovitch, who has been the Manager of Short-Term Investment Funds for FRIMCo and Frank Russell Trust Company since 1991. Mr. Apanovitch manages the Money Market Fund.

         - James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Frank Russell Company. Mr. Jornlin has primary responsibility for management of the Real Estate Securities Fund.

         - Randal C. Burge, who has been a Portfolio Manager of FRIMCo, since June 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge jointly with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, International, International Securities and Emerging Markets Funds.

         - Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research Department with Frank Russell Company. Mr. Trittin jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

         - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams jointly with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.



         Frank Russell Company provides to the Funds and FRIMCo the asset management consulting services--including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance which Frank Russell Company provides to its other consulting clients. Frank Russell Company receives no compensation from the Funds or FRIMCo for its consulting services. Frank Russell Company and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Frank Russell Company's consulting services supplied to FRIMCo.



         George F. Russell, Jr., Chairman of the Board of Trustees of the Investment Company, is the Chairman of the Board and controlling shareholder of Frank Russell Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company.


         The Investment Company has received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") which permits the Investment Company, with the approval of its Board of Trustees, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each Investment Company Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.


         For its services, FRIMCo receives a management fee from each Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Fund: Diversified Equity Fund, 0.78%; Special Growth Fund, 0.95%; Equity Income Fund, 0.80%; Quantitative Equity Fund, 0.78%; International Securities Fund, 0.95%; Emerging Markets Fund, 1.20%; Real Estate Securities Fund, 0.85%; Diversified Bond Fund, 0.45%; Volatility Constrained Bond Fund, 0.50%; and Multistrategy Bond Fund, 0.65%. The fees of the Funds, other than the Diversified Bond and Volatility Constrained Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager.



        FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. This arrangement is not part of the Management Agreement with the Investment Company and may be changed or rescinded at any time.




                             EXPENSES OF THE FUNDS



         The Funds, and when appropriate each class, will pay their own expenses other than those expressly assumed by FRIMCo. Principal expenses are: the management, transfer agency and recordkeeping fees payable to FRIMCo; fees for custodial, preparing tax records and portfolio accounting payable to State Street Bank and Trust Company; fees for independent auditing and legal services; and fees for filing reports and registering shares with regulatory bodies. In addition, Class C shares will pay 12b-1 and shareholder servicing fees.

                               THE MONEY MANAGERS


The assets of each Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF A FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY THE MANAGEMENT COMPANY. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY THE MANAGEMENT COMPANY, SUBJECT TO APPROVAL BY THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY. The Funds will notify shareholders of the Fund concerned within 60 days when a money manager begins or stops providing services.



From its management fees, the Management Company, as agent for the Investment Company, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the period, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Fund: Diversified Equity Fund, ____%; Special Growth Fund, ____%; Equity Income Fund, _____%; Quantitative Equity Fund, ____%; International Securities Fund, _____%; Emerging Markets Fund, ____%; Real Estate Securities Fund, ____%; Diversified Bond Fund, ____%; Volatility Constrained Bond Fund, ____%; and Multistrategy Bond Fund, ____%. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.



Each money manager has agreed that once the Investment Company has advanced fees to the Management Company as agent to make payment of the money manager's fee, that money manager will look only to the Management Company for the payment of its fee.



The money managers are selected for the Funds based primarily upon the research and recommendations of Frank Russell Company, which evaluates quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manger.





Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund within the Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Frank Russell Company and the Management Company. Although the money managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, THE MANAGEMENT COMPANY, NOR FRANK RUSSELL COMPANY EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.


            INVESTMENT OBJECTIVES, RESTRICTIONS, POLICIES, AND RISKS

         Each Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Fund's shareholders. If there is a change in a fundamental investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Other policies reflect current practices of the Funds, and may be changed by the Funds without the approval of shareholders. This section of the Prospectus describes the Funds' principal objectives, restrictions, policies, and risks. A more detailed discussion appears in the Statement of Additional Information.

INVESTMENT OBJECTIVES

         Each Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist. (See, "Investment Policies--Cash Reserves.")


                             DIVERSIFIED EQUITY FUND

         The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities.

         The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                               SPECIAL GROWTH FUND

         The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities.

         Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index. A substantial portion of the Fund's portfolio will generally consist of equitY securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends; or companies characterized as "special situations" where the money manager believes that cyclical developments in the securities markets, the industry, or the issuer itself present opportunities for capital growth.

                               EQUITY INCOME FUND

         The Equity Income Fund's objective is to achieve a high level of current income, while maintaining the potential for capital appreciation, by investing primarily in income-producing equity securities.


         The income objective of the Fund is to exceed the yield on the S&P 500 Index. The Index yield will change from year to year due to changes in prices and dividends of stocks in the Index. Income streams will be considered in light of their current level and the opportunity for future growth. Capital appreciation may not be comparable to that achieved by Funds such as the Special Growth Fund whose major objective is appreciation, although FRIMCo believes that a high and growing stream of income is conducive to higher capital values. The Fund may also invest in preferred stock, convertible securities, rights and warrants.


                            QUANTITATIVE EQUITY FUND

         The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, whilE maintaining volatility and diversification similar to the Index by investing in equity securities.

         The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index.

         The Fund's portfolio characteristics and holdings are expected to be similar to the Russell 1000(R) Index. However, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order for the Fund to meet its investment objectives.


         The Fund will seek to achieve its investment objectives by using various quantitative management techniques. FRIMCo believes quantitative management over a market cycle should provide a portfolio with consistent performance, diversification, market-like volatility and limited market underperformance. However, there is no guarantee the Fund will have such characteristics at any one time.


         A quantitative manager bases its investment decisions primarily on quantitative investment models. These models are used by the money manager to determine the investment potential of a stock within a particular portfolio and to rank securities most favorable to having a total return surpassing the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities mosT likely to have the characteristics needed to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index.

         The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                          INTERNATIONAL SECURITIES FUND

         The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

         The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

         The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              EMERGING MARKETS FUND

         The Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities.

         Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets. For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

         The Fund may not be invested in all such markets at all times. Investing in some of the listed markets may not be feasible, due to lack of adequate custody arrangements or current legal requirements. In the future, the Fund's money managers may determine, based on information then available, to include additional emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country.

         A company in an emerging market means (i) a company whose securities are traded in the principal securities market of an emerging market country;
(ii) a company that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

         The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts (EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

         The Fund may invest in fixed-income securities, including instruments issued by emerging market companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

         Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles. To invest in these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment Policies--Investment in Foreign Securities."

                           REAL ESTATE SECURITIES FUND

        The Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

        Except for temporary defensive purposes, the Fund will only invest in real estate related securities, which include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

        The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

        In addition to the risks discussed above, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemption from the Investment Company Act of 1940, as amended ("1940 Act").

        The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

                              DIVERSIFIED BOND FUND

         The Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

         The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by Standard & Poor's Ratings Group ("S&P") or A or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or judged by the money manager to be of at least equal credit quality to those designations.

                        VOLATILITY CONSTRAINED BOND FUND

         The Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

         The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies. Under normal circumstances, the Fund will invest in securities of issuers domiciled in at least three different countries.


         Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy, allocating investments among securities denominated in the US dollar and the currencies of a number of foreign countries and, where consistent with its policy of investing only in high-quality securities, within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single currency other than the US dollar. At this time, FRIMCo intends to limit total non-US dollar investments to no more than 25% of total Funds assets.


         The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated). In addition to the US dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

         In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality. Accordingly, the Fund's portfolio will consist only of: (a) debt securities issued or guaranteed by the US government, its agencies or instrumentalities ("US

Government Securities"); (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined by the money managers to be of equivalent quality; (c) investment grade corporate debt securities or, if unrated, determined by the money managers to be of equivalent quality; (d) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of US banks or US or foreign branches of foreign banks) having total assets of more than $500 million and determined by the money managers to be of high-quality; and (e) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps, Inc., TBW-1 or TBW-2 by Thomson Bank Watch, Inc., or, if not rated, issued by US or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the money managers to be of high-quality.

         As described above, the Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is an organization consisting of certain European states engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Community. The specific amounts of currency comprising the ECU may be adjusted by the Counsel of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. The money managers investing in such securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

         The Fund may enter into interest rate swaps, which involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

                             MULTISTRATEGY BOND FUND

         The Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

         The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable, floating and zero coupon rate securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

         The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. Interest rate swaps are described under "Volatility Constrained Bond Fund." The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

         As described above, the Fund may invest in debt securities issued by supranational organizations. Supranational organizations are described under "Volatility Constrained Bond Fund."

         Investments in bank certificates of deposit, time deposits and bankers' acceptances include Eurodollar Certificates of Deposit, which are issued by foreign branches of US or foreign banks; Eurodollar Time Deposits, which are issued by foreign branches of US or foreign banks; and Yankee Certificates of Deposit, which are issued by US branches of foreign banks. These instruments may be US dollar or foreign currency denominated and are subject to the risks of non-US issuers described under "Investment Policies--Investment in Foreign Securities."

         The variable and floating rate securities the Fund may invest in provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

         The Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. It is anticipated that no more than 25% of the Fund's net assets will be denominated in foreign currencies. Foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) will only be used by the Fund for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment Policies--Investment in Foreign Securities." Emerging markets consist of countries determined by the money managers of the Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. Emerging market debt that the Fund may invest in includes bonds, notes and debentures of emerging market governments and debt and other fixed income securities issued or guaranteed by such governments' agencies, instrumentalities or central banks, or by banks or other companies in emerging markets determined by the money managers to be suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

         The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by S&P or Baa by Moody's) or in unrated securities judged by the money managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, please refer to the Funds' Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No Fund will:

         1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. A Fund's investment in "cash reserves" (see the next section) in shares of the Investment Company's Money Market Fund are not subject to this restriction or to restrictions 2 or 3.

         2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities). This restriction does not apply to the Real Estate Securities Fund, which may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

         3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

         4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only for temporary purposes; invest more than 5% of its assets in securities of issuers which, together with any predecessor, have been in operation for less than three years; or invest more than 5% of its assets in warrants. (Currently, no Fund intends to borrow in excess of 5% of its net assets.)

INVESTMENT POLICIES

         The Funds use certain investment instruments and techniques commonly used by institutional investors. The principal policies are the following:

         Cash Reserves. Each Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities which are at least comparable in quality to the Fund's permitted investments. In lieu of having each of these Funds make separate, direct investments in money market instruments, each Fund and its money managers may elect to invest the Fund's cash reserves in the Investment Company's Money Market Fund.


         The Investment Company's Money Market Fund, described in a separate prospectus, seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-term money market instruments. FRIMCo currently does not collect a management or advisory fee from the Money Market Fund, thereby eliminating any duplication of fees. The Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and the Investment Company's other Funds.



         Russell 1000(R) Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $_________ million. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and ADRs.


         The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquiree's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

         The Russell 1000(R) Index is used as the basis for the Quantitative Equity Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.



         Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.


         Repurchase Agreements. Each Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at time of the agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Investment Policies--Illiquid Securities," no Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

         Forward Commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies--Illiquid Securities."


         Lending Portfolio Securities. Each Fund may lend portfolio securities with a value of up to 33.33% of its total assets. Such loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the current loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.


         Cash collateral is invested in high-quality short-term instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' Custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Fund and the Fund's Custodian.

         Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

        Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Investment Company may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Fund must immediately pay the amount of the shortfall to the borrower.

         Illiquid Securities. The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). These policies do not include (1) commercial paper issued under
Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.


         Liquidity Portfolios. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5%-15% of the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds' assets assigned to a "Liquidity Portfolio." The Liquidity Portfolio will be used to create temporarily an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.


         Investment in Foreign Securities. The Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are often incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

         The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

         Depository Receipts. The Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank and trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in the U.S. Securities markets.


         Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, the Emerging Markets, Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may enter into forward currency contracts, which are agreements to exchange one currency for another--for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen--at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into a contract. The Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate cash or readily marketable high-quality securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts.

         Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

         Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

         The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Funds are engaged in that strategy.

         A Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract.

Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above.

         Options. The Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell put and call options on foreign currencies.

         A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

         Call and Put Options on Securities. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

         A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

         A Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

         To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

         The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

         The Funds intend to purchase and write call and put options on specific securities. The Funds will purchase and write options only to the extent permitted by the policies of state securities authorities in states where the shares of the Funds are qualified for offer and sale.

         Securities Index Options. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Funds, other than the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Emerging Markets and Real Estate Securities Funds, currently intends to purchase and write call and put options on securities indexes.

         Options on Foreign Currency. The Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Funds, other than the Multistrategy Bond Fund, currently intends to write or purchase such options.

         Risk Factors. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         Where a Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

         An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred.

         Each Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

         There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the e portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund e and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contracte or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

         A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its Custodian cash or cash equivalents equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options" above.

         A Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission. A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

         High Risk Bonds. The Funds, other than the Emerging Markets and Multistrategy Bond Funds, do not invest assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's and above are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Funds, other than the Emerging Markets and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.


         The Multistrategy Bond Fund will invest in "investment grade" securities and may invest up to 25% of its total assets in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. In addition, the Emerging Markets Fund may invest up to 5% of its total assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the Fund's money managers to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the growth of the market for lower rated debt securities has paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Funds' ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analysis. For additional information, please refer to the Statement of Additional Information.


                         PORTFOLIO TRANSACTION POLICIES


         Decisions to buy and sell securities are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Liquidity Portfolios. The Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables.

         FRIMCo arranges for the purchase and sale of the Investment Company's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause the Investment Company to pay such brokers and dealers commissions at rates that exceed rates that other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, FRIMCo's primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.

         Frank Russell Securities, Inc., an affiliate of FRIMCo, refunds to the Funds up to 70% of the commissions paid by that Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. This arrangement is used by the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds. All Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates).


                           DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS


         The Board of Trustees presently intends that dividends will be declared from net investment income and net short-term capital gains, if any, for payment on the following schedule:


DECLARED   PAYABLE
--------   -------
Monthly    Early in the following month   Diversified Bond, Volatility
                                          Constrained Bond and Multistrategy
                                          Bond Funds

Quarterly  Mid: April, July, October and  Diversified Equity, Special
           December                       Growth Equity Income, Quantitative
                                          Equity and Real Estate
                                          Securities Funds

Annually   Mid-December                   International Securities and
                                          Emerging Markets Fund

CAPITAL GAINS DISTRIBUTIONS


         The Board intends that distributions will be declared from capital gains through October 31 (excess of capital gains over capital losses) annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.


         Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

         All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                      TAXES

         Each Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a Fund will generally not be liable for federal income or excise taxes. The Funds may be subject to nominal, if any, state and local taxes.

         For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. However, depending upon the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds attributable to direct US Treasury and agency obligations may be exempt from state and local taxes. Long-term capital gains distributions declared by the Investment Company's Board are taxed as long-term gains regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

         For corporate investors, dividends from net investment income paid by the Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Real Estate Securities Funds will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by such a Fund from domestic (US) sources. Certain holding period and debt financing restrictions may apply to the corporate investor seeking to claim the deduction.

         The sale of shares of a Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


         The International Securities, Emerging Markets, Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds will receive dividends and interest paid by non-US issuers which will frequently be subject to withholding taxes by non-US governments. FRIMCo expects the International Securities and Emerging Markets Funds to invest more than 50% of their total assets in non-US securities and to file specified elections with the Internal Revenue Service which will permit its shareholders either to deduct (as an itemized deduction in the case of an individual) such foreign taxes in computing taxable income, or to use these withheld foreign taxes as credits against US income taxes. The Fund's taxable shareholders must include their pro rata portion of the taxes withheld on their gross income for federal income tax purposes.


         Shareholders of the same Funds holding non-US holdings should also be aware that for federal income tax purposes, foreign exchange losses realized by a Fund are treated as ordinary losses. This treatment may have the effect of reducing a Fund's income available for distribution to shareholders.

         The Emerging Markets Fund may invest up to 10% of its total assets in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Emerging Markets Fund may be able to avoid this tax by electing to be taxed currently on its share of PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

         The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may acquire zero coupon securities issued with original issue discount. As the holder of such a security, the Funds will have to include in taxable income a portion of the original issue discount that accrues on the security for the taxable year, even if the Funds receive no payment on the security during the year. Because the Funds annually must distribute substantially all of their net investment income, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash the Funds actually receive. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Funds may realize capital gains or losses from those sales, which could further increase or decrease the Funds' dividends and distributions paid to shareholders.

         Shareholders of the appropriate Funds will be notified after each calendar year of the amounts: of ordinary income dividends and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year; of the dividends which qualify for the 70% dividends-received deduction available to corporations; of income which is a tax preference item (if any) for alternative minimum tax purposes; of the International Securities and Emerging Markets Funds' foreign taxes withheld; and of the percentages of the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds' income attributable to US government, Treasury and agency securities.

         A Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

         Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisers regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a Fund or on dividends and distributions received by them from a Fund and the application of foreign tax laws.

         Shareholders should consult their tax advisers with respect to the applicability of any state and local intangible property or income taxes to their shares of a Fund and distributions and redemption proceeds received from a Fund.

         Additional information on these and other tax matters relating to the Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                         CALCULATION OF FUND PERFORMANCE


         From time to time, the Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for each of the issued Funds are as follows:


                                      5 YEARS       10 YEARS
                           1 YEAR      ENDED         ENDED      INCEPTION TO
                            ENDED     DEC. 31,      DEC. 31,      DEC. 31,
                          DEC. 31,      1996          1996          1996      INCEPTION
                            1996    (ANNUALIZED)  (ANNUALIZED)  (ANNUALIZED)     DATE
                            ----    ------------  ------------  ------------     ----
Special Growth              18.55        18.77        13.39         14.12      09/05/85
Equity Income               21.30        15.75        13.70         14.45      09/05/85
Quantitative Equity         22.93        15.71            --        13.60      05/15/87
International Securities     7.50         9.06         9.73         13.74      09/05/85
Real Estate Securities      36.61        17.47            --        13.38      07/28/89

Diversified Bond  3.32  6.66   7.70  8.82  09/05/85



         The returns shown above represent results for the periods shown. The Class C Shares of the [list funds] were not issued prior to[list class inception dates], respectively, and the deduction of their 12b-1 Fee and Shareholder Servicing Fee are not reflected in the returns shown above for periods prior to these dates. Had such fees been related in the returns above, the returns would have been lower.





         The Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts. The 30-day yields for the year ended December 31, 1996 for the Class S Shares of the Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds were, respectively, 6.28%, 5.48% and 5.99%. The 30 day yields for year ended December 31, 1996 for Class C Shares of the Diversified Equity Fund was 5.56%.


         Each Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.

                            VALUATION OF FUND SHARES

NET ASSET VALUE PER SHARE

         The net asset value per share is calculated for shares of each class of each Fund on each business day on which shares are offered or orders to redeem are tendered. (Unless otherwise indicated, "shares" refers to the Class C Shares of the Funds.) For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for a Fund by dividing the current value of the Fund's assets attributable to the Class C Shares, less liabilities attributable to the Class C Shares, by the number of Class C Shares of the Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

VALUATION OF PORTFOLIO SECURITIES

         With the exceptions noted below, the Funds value portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.

         Because many fixed-income securities do not trade each day, last sale or bid prices are frequently not available. Fixed-income securities therefore may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

         Money market instruments maturing within 60 days of the valuation date held by Funds are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Funds would receive if they sold the instrument.

         The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

                             PURCHASE OF FUND SHARES

         Shares of the Funds are sold on each business day directly to Eligible Investors at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The Funds reserve the right to reject any purchase order.

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

         Under a distribution plan adopted in accordance with the 1940 Act's Rule 12b-1 (the "Distribution Plan"), the Investment Company may pay to the distributor, or any investment advisors, banks, broker-dealers or other financial institutions that have entered into sales support agreements within the distributor ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class C Shares subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to .75% of the average daily net assets of a Fund's Class C Shares. Currently the Board of Trustees has determined to assess a 12b-1 Fee equal to
 .40% of average daily net assets. The 12b-1 Fee may only be increased when the Trustees determine that it is in the best interests of shareholders of Class C Shares to do so.

         The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to Class C Shares, by such Selling Agents, and (b) the distributor for distribution services provided by it, and related expenses incurred, including payments by the distributor to compensate Selling Agents for providing support services. Selling Agents are compensated on a uniform basis under the Distribution Plan. The Distribution Plan is a compensation-type plan. As such, the Investment Company makes no payments to the distributor except as described above. Therefore, the Investment Company does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or more from future payments made by the Investment Company under the Distribution Plan.

         The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event that the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Company's Board of Trustees will consider appropriate changes in the services.

         State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law. In addition, some state securities laws may require administrators to register as brokers and dealers.

         In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions that have entered into a Shareholder Services Agreement with the distributor ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to .25% of the average daily net assets of a Fund's Class C Shares.

ORDER PROCEDURES

         Orders by all investors (except for participants in the Three Day Settlement Program described below) to purchase Investment Company Funds shares must be received by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Funds are offered and orders in proper form accepted prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

         Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Custodian or Transfer Agent, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders received for the Funds:

         Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' Custodian, State Street Bank and Trust Company.

         Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Funds' Custodian, State Street Bank and Trust Company. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

         Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

IN-KIND EXCHANGE OF SECURITIES

         The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the particular Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled, which is usually within 15 days following the purchase by exchange. A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange. Investors interested in making an in-kind exchange are encouraged to consult with their tax advisers.

         The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

THREE DAY SETTLEMENT PROGRAM

         The Investment Company will accept orders from financial institutions to purchase shares of the Funds for settlement on the third business day following the receipt of an order to be paid by federal wire if the investor has agreed in writing to indemnify the Funds against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

         Investors purchasing Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, investment adviser or others, may be required to pay additional fees by such Intermediary. Investors should contact such Financial Intermediary for information concerning what additional fees, if any, may be charged.

EXCHANGE PRIVILEGE

         Shareholders may exchange shares of any Fund offered by this Prospectus for shares of another Fund offered by this Prospectus on the basis of current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including a prospectus of other Investment Company Funds, contact a Financial Intermediary or the Investment Company. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Investment Company.

         An exchange is a redemption of the shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to talk with the investor's tax adviser.

                            REDEMPTION OF FUND SHARES

         SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FUNDS AT (800) 972-0700; IN WASHINGTON (206) 627-7001.

         Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below.

         Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests of investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

         Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by the Funds' Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program on the days requests to redeem are tendered prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

         Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.


         Mail. Redemption requests may be made in writing directly to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include the following:


         A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

         B. Such other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

         Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

         SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

         Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

         SWP Distribution by Wire. Federal Funds Wire payments will be sent to the designated bank on the payment date.

         SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, to the requested address on the payment date.

         A Systematic Withdrawal Payment form must be completed and mailed to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

         Redemption in Kind. A Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                             ADDITIONAL INFORMATION

DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS


         Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

         State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds prepares tax records, and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the Funds.

         Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the Funds, or their accounts, from FRIMCo.


ORGANIZATION, CAPITALIZATION, AND VOTING

         The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

         The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no Annual Meetings of shareholders, but Special Meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

         In addition to offering a Class C Shares, the Funds also offer Class S Shares, which are described in a separate prospectus. Class S Shares are designed to meet different investor needs and are not subject to a Rule 12b-1 Fee nor to a shareholder servicing fee. To obtain more information concerning Class S Shares contact the Financial Intermediary from whom you obtained this prospectus or write to the Secretary, Frank Russell Investment Company, at the address listed on the cover of this Prospectus, or call (800) 972-0700.

         The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.


At ____________, 1997 the following shareholders may be deemed by the 1940 Act to "control" the funds listed after its name because it owns more than 25% of the voting shares of the indicated Funds: (to be filed by amendment).


                             MONEY MANAGER PROFILES


         The money managers identified below have no other affiliations with the Funds, FRIMCo or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.


                             DIVERSIFIED EQUITY FUND

         Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by Axa, a French insurance holding company.


         Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly owned subsidiary of Barclays Bank PLC.


         Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902, is a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

         Equinox Capital Management, Inc., 399 Park Ave., 28th Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

         INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 300, Atlanta, GA 30309, is a corporation whose indirect parent is INVESCO, PLC, a London-based financial services holding company.

         Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment adviser with majority ownership held by John , Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.


         Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is a SEC registered investment adviser owned by Arnold Schneider. As of the date of this supplement, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Arnold Schneider from engaging in the investment advisory or investment management business in competition with Wellington.


         Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

         Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.




                               SPECIAL GROWTH FUND

         Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

         Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment adviser registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

         GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and a SEC registered investment adviser. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

         Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

         Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.


         Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



                               EQUITY INCOME FUND

         Brandywine Asset Management, Inc., Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801, is a corporation controlled by its president, W. Anthony Hitschler and six other principals.

         Equinox Capital Management, Inc., See: Diversified Equity Fund.

         Trinity Investment Management Corporation, See: Diversified Equity
Fund.

                            QUANTITATIVE EQUITY FUND


         Barclays Global Investors, See: Diversified Equity Fund.


         Franklin Portfolio Associates Trust, One Post Office Square, Suite 3660, Boston, MA 02109, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

         J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                          INTERNATIONAL SECURITIES FUND


         Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, whose majority ownership is held by the four senior partners: Jeremy Grantham, Richard Mayo, Eyk De Mol Van Otterloo, and Kingsley Durant.


         J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

         Marathon Asset Management Limited, 115 Shaftesbury Ave., London, England WC2H 8AD, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

         Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

         Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed: 51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

                              EMERGING MARKETS FUND


         Genesis Asset Managers, Ltd., Bermuda House, St. Julian's Ave., St. Peter Port, Guernsey, Channel Islands, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd. is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and associated interests and the balance held by outside shareholders, with the largest single holding being 15%.


         J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

         Montgomery Asset Management, L.P., 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, is a California limited partnership and a registered investment adviser. Montgomery Asset Management, Inc. is the general partner of Montgomery Asset Management, L.P. and Montgomery Securities is the sole limited partner. Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of Montgomery Asset Management, L.P.

                           REAL ESTATE SECURITIES FUND

         Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.


         AEW Capital Management, L.P., 225 Franking Street, Boston, MA 02110-2803, is a wholly owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held Corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.


                              DIVERSIFIED BOND FUND

         Lincoln Capital Management Company, See: Diversified Equity Fund.

         Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

         Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                        VOLATILITY CONSTRAINED BOND FUND

         BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, a wholly owned indirect subsidiary of PNC Bank.

         Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

         STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM LX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             MULTISTRATEGY BOND FUND

         BEA Associates, 153 East 53rd Street, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment adviser.

         Pacific Investment Management Company, See: Diversified Bond Fund.

         Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001

                                 MONEY MANAGERS

DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays Global Investors
Columbus Circle Investors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation


SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP

EQUITY INCOME
Brandywine Asset Management, Inc.
Equinox Capital Management, Inc.
Trinity Investment Management Corporation

QUANTITATIVE EQUITY
Barclays Global Investors
Franklin Portfolio Associates Trust
J.P.  Morgan Investment Management, Inc.


INTERNATIONAL SECURITIES
Grantham, Mayo, Van Otterloo & Co. LLC
J.P.  Morgan Investment Management, Inc.
Marathon Asset Management Limited
Oechsle International Advisors
Rowe Price-Fleming International, Inc.

EMERGING MARKETS
Genesis Asset Managers, Ltd.
J.P.  Morgan Investment Management, Inc.
Montgomery Asset Management, L.P.

REAL ESTATE SECURITIES
Cohen & Steers Capital Management
AEW Capital Management L.P.

DIVERSIFIED BOND Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

MULTISTRATEGY BOND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

MANAGER, TRANSFER AND DIVIDEND PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600-One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 972-0700
In Washington (206) 627-7001

                        FRANK RUSSELL INVESTMENT COMPANY
                         909 A STREET, TACOMA, WA 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001

    Frank Russell Investment Company (the "Investment Company") is a "series mutual fund" with 28 different investment portfolios referred to as the "Funds." This Prospectus describes and offers shares of beneficial interest in the Class D Shares of the five Funds listed below (the "LifePoints Strategy Funds"). Each of the LifePoints Strategy Funds invests in different combinations of other Funds (the "Underlying Funds") which, in turn, invest in different combinations of stocks, bonds and cash equivalents. The Investment Company believes that these combinations offer varying degrees of potential risk and reward.

                            Aggressive Strategy Fund
                             Balanced Strategy Fund
                             Moderate Strategy Fund
                           Conservative Strategy Fund
                          Equity Balanced Strategy Fund

    Frank Russell Investment Management Company ("FRIMCo") operates and administers all of the Funds which comprise the Investment Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each of the Underlying Funds in which the LifePoints Strategy Funds may invest.

      SHARES OF THE FUNDS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR BY ANY OTHER GOVERNMENT AGENCY; ARE NOT OBLIGATIONS OF THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK; ARE NOT ENDORSED OR GUARANTEED BY ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED; AND MAY FLUCTUATE IN VALUE, SO THAT WHEN THEY ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN WHEN THEY WERE PURCHASED.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Frank Russell Investment Company is organized as a Massachusetts business trust under an amended Master Trust Agreement dated July 26, 1984. The Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment funds, which interests may be offered in one or more classes. The Investment Company is a diversified, open-end management investment company, commonly known as a "mutual fund."

    This Prospectus sets forth concisely information about the Investment Company and the Class D Shares of its five LifePoints Strategy Funds that a prospective investor ought to know before investing. The Investment Company has filed a Statement of Additional Information dated ____________, 1997, with the Securities and Exchange Commission (the "SEC") which contains additional information regarding the LifePoints Strategy Funds. The Statement of Additional Information is incorporated herein by reference. The Statement of Additional Information, or a paper copy of this Prospectus, if you have received your Prospectus electronically, may be obtained without charge by writing to the Secretary, Frank Russell Investment Company, at the address shown above or by telephoning (800) 972-0700. This Prospectus should be read carefully and retained for future reference. This Prospectus relates only to the Class D Shares of the LifePoints Strategy Funds.

    The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Investment Company and the Funds is maintained electronically with the SEC at its Internet web site (http://www.sec.gov).


                    PROSPECTUS DATED _________________, 1997

Each LifePoints Strategy Fund diversifies its assets by investing, at present, in the Class S Shares of from six to eight Underlying Funds. Allocation decisions reflect FRIMCo's outlook for the economy, financial markets and the relative valuations of the Underlying Funds. Each LifePoints Strategy Fund seeks to achieve a specific investment objective by investing in different combinations of the Underlying Funds. Each LifePoints Strategy Fund and its investment objective are set forth below. An investor can select investments in one or more LifePoints Strategy Funds appropriate to the present investment aims, lifestyle and economic status of the investor or the investor's clients, and can use reallocation of assets among LifePoints Strategy Funds to reflect changes in these factors which occur over time.

AGGRESSIVE STRATEGY FUND seeks above-average, long-term capital appreciation, while recognizing the possibility of substantial year-to-year market fluctuations.

BALANCED STRATEGY FUND seeks a moderate level of current income and, over time, above-average capital appreciation within tolerable risk levels.

MODERATE STRATEGY FUND seeks above-average, long-term capital appreciation with significant current income, while recognizing the possibility of modest fluctuations in year-to-year market and portfolio returns.

CONSERVATIVE STRATEGY FUND seeks principal growth through reinvestment of a high level of current income and, over time, a total rate of return that exceeds inflation.

EQUITY BALANCED STRATEGY FUND seeks above-average, long-term capital appreciation, while recognizing the possibility of moderate fluctuations in year-to-year market and portfolio returns.

This Prospectus describes and offers the Class D Shares of the five LifePoints Strategy Funds. The LifePoints Strategy Funds were not offered for public investment prior to the date of this Prospectus.

The Investment Company's Funds had aggregate net assets of over $___ billion on ________, 1997.

                        HIGHLIGHTS AND TABLE OF CONTENTS


ANNUAL FUND OPERATING EXPENSES OF THE CLASS D SHARES OF THE LIFEPOINTS STRATEGY FUNDS summarizes the fees paid by shareholders and provides an example showing the effect of these fees on a $1,000 investment over time. PAGE __.

THE PURPOSE OF THE LIFEPOINTS STRATEGY FUNDS is to provide a simple and effective means for an Eligible Investor to employ a diversified mutual fund investment allocation program suited to pursuing the long-term investment goals of the investor or its clients. The LifePoints Strategy Funds are especially useful for participants in tax-deferred retirement plans. The LifePoints Strategy Funds take advantage of FRIMCo's asset allocation technology, as well as the Underlying Funds' use of FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" techniques and money manager evaluation services, on an economical and efficient basis. PAGE __.

FRANK RUSSELL COMPANY -- CONSULTANT TO THE FUNDS has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." PAGE __.

MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. Each LifePoints Strategy Fund provides an additional layer of "multi-asset" diversification by allocating its assets among several Underlying Funds, most of which employ multiple money managers in pursuit of their investment objectives. PAGE __.

INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS OF THE LIFEPOINTS STRATEGY FUNDS are designed to meet the investment goals of long-term Eligible Investors. While the LifePoints Strategy Funds invest primarily in the Underlying Funds, each LifePoints Strategy Fund pursues a different investment objective by allocating its assets among a number of Underlying Funds which pursue a variety of their investment objectives. PAGE __.

INVESTMENT POLICIES, RESTRICTIONS AND RISKS OF THE LIFEPOINTS STRATEGY FUNDS should be considered in deciding whether to invest in a LifePoints Strategy Fund. "Fundamental" investment objectives, policies, and restrictions may not be changed without the approval of a majority of the shareholders of an affected LifePoints Strategy Fund. While the LifePoints Strategy Funds' principal investment will be in the Class S Shares of Underlying Funds, they may also invest in other types of securities. Risks associated with certain investment policies of the Underlying Funds should be considered when investing in the LifePoints Strategy Funds. PAGE __.


ELIGIBLE INVESTORS are principally those institutional investors and financial intermediaries which have entered into an Asset Management Services Agreement with FRIMCo and institutions or individuals who have acquired shares through such institutions or financial intermediaries and that are making a minimum aggregate initial investment of $10 million. PAGE __.


GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE LIFEPOINTS STRATEGY FUNDS is provided by FRIMCo, which employs the officers and staff required to manage and administer the Underlying Funds and the LifePoints Strategy Funds on a day-to-day basis. All services necessary for the operation of the LifePoints Strategy Funds (including accounting, custody, auditing, legal and shareholder servicing) are arranged for by FRIMCo pursuant to the Special Services Agreement (the "Services Agreement") between FRIMCo and each LifePoints Strategy Fund. Frank Russell Company provides to the Underlying Funds and FRIMCo comprehensive consulting and money manager evaluation services. PAGE __.

EXPENSES OF THE LIFEPOINTS STRATEGY FUNDS are allocated among and borne by the Underlying Funds in which the LifePoints Strategy Funds invest pursuant to a Services Agreement ("Services Agreement") between each LifePoints Strategy Fund and the Underlying Funds in which it invests or by FRIMCo. The LifePoints Strategy Funds are not subject to any expenses, because each LifePoints Strategy Funds operating expense will be paid by the Underlying Fund to the extent that the Underlying Funds receive an economic benefit. Any operating expense of the LifePoints Strategy Fund in excess of the economic benefit to the Underlying Fund will be paid by the Manager. FRIMCo does not receive a fee for conducting the LifePoints Strategy Funds' general operations or for providing investment supervision for any LifePoints Strategy Fund. However, the LifePoints Strategy Funds will indirectly bear their proportionate share of the management fees paid by the Underlying Funds in which they invest. PAGE __.

THE MONEY MANAGERS FOR THE UNDERLYING FUNDS are evaluated and recommended by FRIMCo and Frank Russell Company. The money managers have complete discretion to purchase and sell portfolio securities for their segment of an Underlying Fund consistent with the Underlying Fund's investment objectives, policies and restrictions, and the specific strategies developed by Frank Russell Company and FRIMCo. The LifePoints Strategy Funds do not employ money managers, other than FRIMCo, and therefore, do not pay management fees. The determination of how the LifePoints Strategy Funds' assets will be allocated among the Underlying Funds is made by FRIMCo pursuant to each LifePoints Strategy Fund's investment objectives and policies. The LifePoints Strategy Funds, as shareholders of the Underlying Funds, benefit from the multi-style, multi-manager services provided to the Underlying Funds. PAGE __.

INVESTMENT OBJECTIVES, POLICIES AND RISKS OF THE UNDERLYING FUNDS should be considered when deciding whether to invest in a LifePoints Strategy Fund. "Fundamental" investment objectives, policies and restrictions may not be changed without the approval of a majority of the shareholders of an affected Underlying Fund. Risks associated with certain investment policies of the Underlying Funds, such as market volatility risk, political risk, and credit risk, are disclosed in connection with a description of the policies giving rise to such risks. PAGE __.

PORTFOLIO TRANSACTION POLICIES OF THE UNDERLYING FUNDS do not give significant weight to realizing long-term, rather than short-term, capital gains. PAGE __.

DIVIDENDS AND DISTRIBUTIONS may be reinvested in additional shares or received in cash. Dividends from net investment income are declared quarterly by each of the LifePoints Strategy Funds. All LifePoints Strategy Funds declare distributions from net realized capital gains, if any, at least annually. PAGE
__.

INCOME TAXES PAID BY THE LIFEPOINTS STRATEGY FUNDS should be nominal. Taxable shareholders of the LifePoints Strategy Funds will be subject to federal taxes on dividends and capital gains distributions and may also be subject to state or local taxes. PAGE __.

LIFEPOINTS STRATEGY FUND PERFORMANCE, including yields and total return information, is calculated in accordance with formulas prescribed by the Securities and Exchange Commission. PAGE __.

VALUATION OF LIFEPOINTS STRATEGY FUND SHARES occurs each business day. Class D Shares are purchased or redeemed based upon the net asset value per share next computed based upon current market value of the assets, less liabilities, of each LifePoints Strategy Fund. Unless otherwise indicated, "shares" in this Prospectus refers to the Class D Shares of the LifePoints Strategy Funds. PAGE
__.

PURCHASE OF LIFEPOINTS STRATEGY FUND SHARES may be accomplished on each business day. The shares are presently subject to a Rule 12b-1 distribution fee of .25%, and to a shareholder service fee of up to .25%. PAGE __.

REDEMPTION OF LIFEPOINTS STRATEGY FUND SHARES may be requested on any business day. There is no redemption charge. The redemption price is the net asset value next computed after receipt of the redemption request. The LifePoints Strategy Funds reserve the right to redeem in kind any portion of a redemption request. PAGE __.

ADDITIONAL INFORMATION is also included in this Prospectus concerning the:
Distributor, Custodian, Independent Accountants and Reports; Organization, Capitalization and Voting; and Money Manager Profiles. PAGE __.

The LifePoints Strategy Funds are authorized to offer two other classes of shares, the Class S Shares and the Class E Shares, both of which are designed to meet different investor needs. Shares of the two other classes of shares of the LifePoints Strategy Funds are not, as of the date of this Prospectus, being offered to investors. PAGE __.

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS D SHARES
                        OF THE LIFEPOINTS STRATEGY FUNDS


        The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class D Shares of the LifePoints Strategy Funds will bear directly or indirectly. Each LifePoints Strategy Fund will indirectly bear its pro rata share of the expenses of the Underlying Funds in which the LifePoints Strategy Fund invests. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                                                                                                           EQUITY
                                                           AGGRESSIVE       BALANCED      MODERATE      CONSERVATIVE      BALANCED
                                                            STRATEGY        STRATEGY      STRATEGY        STRATEGY        STRATEGY
CLASS D SHARES SHAREHOLDER TRANSACTION                        FUND            FUND          FUND            FUND            FUND
EXPENSES:
 Sales Load Imposed on Purchases .....................        None            None          None            None            None
 Sales Load Imposed on Reinvested Dividends ..........        None            None          None            None            None
 Deferred Sales Load .................................        None            None          None            None            None
 Redemption Fees .....................................        None            None          None            None            None
 Exchange Fees .......................................        None            None          None            None            None

ANNUAL CLASS D SHARES OPERATING EXPENSES:#
 (as a percentage of projected average net assets)
 Asset Allocation Fees ...............................        None            None          None            None            None
 12b-1 Fees ..........................................        0.25%          0.25%         0.25%           0.25%           0.25%
   Other Expenses:
      Custodian Fees .................................        None            None          None            None            None
      Transfer Agent Fees ............................        None            None          None            None            None
      Other Fees* ....................................        0.25%          0.25%         0.25%           0.25%           0.25%
   Total Other Expenses After ........................        0.25%          0.25%         0.25%           0.25%           0.25%
Reimbursement**
Total Class D Operating Expenses After ...............        0.50%          0.50%         0.50%           0.50%           0.50%
Reimbursement** ***
==================================================================================================================================

        #     Annual Class D Shares operating expenses are estimated based on average net assets expected to be invested during the fiscal year ending December 31, 1997. During the course of this period, expenses may be more or less than the average amount shown.

        * Class D Shares of each LifePoints Strategy Fund can pay up to .25% of average net assets as a Shareholder Service Fee.

        **    The LifePoints Strategy Funds' operating expenses will be paid by the Underlying Funds and/or FRIMCo, as more fully described below. If there were no reimbursement of operating expenses by the Underlying Funds or FRIMCo, the "Total Other Expenses" and "Total Class D Operating Expenses" respectively, would have been estimated to be, based on average net assets expected to be invested during the fiscal year ending December 31, 1997, 1.64% and l.89% for the Aggressive Strategy Fund, 1.50% and 1.75% for the Balanced Strategy Fund, 3.17% and 3.42% for the Moderate Strategy Fund, 8.54% and 8.79% for the Conservative Strategy Fund, 8.54% and 8.79% for the Equity Balanced Strategy Fund.

        ***   Investors purchasing Class D Shares of the LifePoints Strategy
    Funds through a financial intermediary, such as a bank, broker or an investment adviser, may also be required to pay additional fees to the financial intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

        The LifePoints Strategy Funds will not bear any operating expenses. The operational expenses will be paid by the Underlying Funds to the extent that an Underlying Fund fails to receive a net reduction in its otherwise anticipated expenses as a result of the LifePoints Strategy Fund's investment in that Underlying Fund's shares. Any LifePoints Strategy Funds operational expenses that are in excess of the estimated savings to the Underlying Funds will be borne by FRIMCo, an arrangement that can be terminated at any time by FRIMCo in it sole discretion without notice to shareholders but which will not be terminated for at least one year following the date of this Prospectus. (See "Expenses of the LifePoints Strategy Funds" for an explanation of the Special Service Agreement under which the LifePoints Strategy Funds' operating expenses are allocated among and borne by the Underlying Funds in which the LifePoints Strategy Funds invest.) However, while the LifePoints Strategy Funds are expected to operate without expense, shareholders in a LifePoints Strategy Fund will bear indirectly the proportionate expenses of the Underlying Funds in which the LifePoints Strategy Fund invests. The following table provides the expense ratios for each of the Underlying Funds in which the LifePoints Strategy Funds may invest (based on information as of December 31, 1996). Where applicable, expense ratios are restated to reflect current fees. As explained in this Prospectus, each LifePoints Strategy Fund intends to invest in some, but not all, of the Underlying Funds.


     Underlying Fund                                Expense Ratios

Diversified Equity Fund                                  .94%
Special Growth Fund                                     1.19%
Quantitative Equity Fund                                 .93%
International Securities Fund                           1.30%
Diversified Bond Fund                                    .61%
Volatility Constrained Bond Fund                         .76%
Multistrategy Bond Fund                                  .80%
Real Estate Securities Fund                             1.04%
Emerging Markets Fund                                   1.71%


The following table illustrates the indirect expense ratio that each LifePoints Strategy Fund would have incurred based on its allocation strategy in the Underlying Funds for the year ended December 31, 1996 if it had been operational:

     LifePoints Strategy Fund                        Expense Ratios

Aggressive Strategy Fund                                 1.05%
Balanced Strategy Fund                                   . 92%
Moderate Strategy  Fund                                   .85%
Conservative Strategy Fund                                .80%
Equity Balanced Strategy Fund                            1.08%

EXAMPLE:

You would pay the following expenses on a $1,000 investment in each of the LifePoints Strategy
Funds including the indirect expenses of the Underlying Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                    1 year    3 years

         AGGRESSIVE STRATEGY FUND                     $16       $49
         BALANCED STRATEGY FUND                       $14       $45
         MODERATE STRATEGY FUND                       $13       $43
         CONSERVATIVE STRATEGY FUND                   $13       $41
         EQUITY BALANCED STRATEGY FUND                $16       $50

                  THE PURPOSE OF THE LIFEPOINTS STRATEGY FUNDS

      The LifePoints Strategy Funds have been organized to provide a simple and effective means for Eligible Investors to structure a diversified mutual fund investment allocation program that is suited to the long-term investment goals of the investor or its clients, and that permits an investor to access and use FRIMCo's and Frank Russell Company's "multi-style, multi-manager diversification" method of investment. The LifePoints Strategy Funds, by investing in the Class S Shares of the Underlying Funds, obtain FRIMCo's and Frank Russell Company's money manager evaluation services, on a pooled and cost-effective basis.

                 FRANK RUSSELL COMPANY - CONSULTANT TO THE FUNDS

      Frank Russell Company, founded in 1936, has been providing comprehensive asset management consulting services since 1969 for institutional pools of investment assets, principally those of large corporate employee benefit plans. The Company and its affiliates have offices in Tacoma, New York, Toronto, London, Zurich, Paris, Sydney, Auckland and Tokyo, and have approximately 1,300 associates.

      Three functions are at the core of Frank Russell Company's consulting service:

      Objective Setting: Defining appropriate investment objectives and desired investment returns based upon the client's unique situation and tolerance for risk.

      Asset Allocation: Allocating a client's assets among different asset classes -- such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate -- in the manner most likely to achieve the client's objectives.

      Money Manager Research: Evaluating and recommending professional investment advisory and management organizations to make specific portfolio investments for each asset class in accord with the specified objectives, investment styles and strategies.

      When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique with the goals of reducing risk and increasing returns.

                   MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

      FRIMCo and Frank Russell Company believe that capital market history shows that no one particular asset class provides consistent and/or above-average total return results, either on an absolute or relative basis, over extended periods of time. For example, there are periods of time when equity securities outperform fixed-income securities, and vice versa. Similarly, there are periods when securities selected for particular characteristics, or using particular investment styles, outperform other types of securities. For example, there are periods of time when equity securities with growth characteristics outperform equities with income characteristics, and vice versa. While these performance cycles tend to repeat themselves, they do so with no regularity. The blending of asset classes and investment styles on a complementary basis can obtain more consistent returns over longer time periods with a reduction of risk (volatility), although a particular asset class or investment style -- or a particular Fund investing in one asset class or using a particular style -- may not achieve above-average performance at any given point in the market.

      Similarly, FRIMCo and Frank Russell Company believe financial markets generally are efficient, and few money managers have shown the ability to time the major highs and lows in the securities markets with any high degree of consistency. However, some money managers have shown a consistent ability to achieve superior results within selected asset classes and styles and have demonstrated expertise in particular areas. Thus, by combining a mix of investment styles within each asset class and then selecting money managers for their ability to invest in a particular style, the investor may seek to achieve increased returns.

      Substantial pools of investment assets are required to achieve the cost effective and efficient allocation of assets among various asset classes and investment styles, to use multiple money managers, and to support the research and evaluation efforts required to select appropriate money managers. By pooling the assets of institutions and individuals with smaller to medium-sized accounts in a series of Funds, including the LifePoints Strategy Funds, with different objectives and policies, FRIMCo believes that they are able to provide its and Frank Russell Company's multi-style, multi-manager, multi-asset diversification techniques and money manager evaluation services to Eligible Investors on a basis which is both efficient and cost effective for the investor, FRIMCo and Frank Russell Company.


      The advantages of diversifying among a mixture of investment styles and money managers are potentially even greater with the LifePoints Strategy Funds, where each LifePoints Strategy Fund will typically invest in shares of from six to eight Underlying Frank Russell Investment Company Funds. The LifePoints Strategy Funds have been created in response to increasing demand by mutual fund investors for a simple and effective means of structuring a diversified mutual fund investment program suited to their general needs. The proliferation of mutual funds has left many investors confused and in search of a simpler means to manage their investments. FRIMCo has long stressed the value of diversifying investments in a number of mutual funds (e.g., a money market fund for liquidity and price stability, a growth fund for long-term appreciation, an income fund for current income and relative safety of principal, an international fund for greater potential diversification, etc.), and has offered its advisory expertise in assisting investors to determine such issues as which mutual funds to select, how much of their assets to commit to each fund, and when to reallocate their selections.

              INVESTMENT OBJECTIVES AND ASSET ALLOCATION FRAMEWORKS
                        OF THE LIFEPOINTS STRATEGY FUNDS

      The investment objectives of the LifePoints Strategy Funds are subject to the investment restrictions and asset allocation policies described in this Prospectus. The investment objective of each LifePoints Strategy Fund is as follows:

            - AGGRESSIVE STRATEGY FUND seeks to achieve high, long-term capital appreciation, with low current income while recognizing the possibility of substantial fluctuations in year-to-year market values.

            - BALANCED STRATEGY FUND seeks a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

            - MODERATE STRATEGY FUND seeks to achieve long-term capital appreciation with high current income, while recognizing the possibility of moderate fluctuations in year-to-year market values.

            - CONSERVATIVE STRATEGY FUND seeks to achieve principal growth through reinvestment of a high level of current income with a lower total rate of return.

            - EQUITY BALANCED STRATEGY FUND seeks to achieve high, long-term capital appreciation, while recognizing the possibility of high fluctuations in year-to-year market values.

      The investment objectives of the LifePoints Strategy Funds are summarized below in a chart that illustrates the degree to which each LifePoints Strategy Fund seeks to obtain capital appreciation, income, and stability of principal:


===================================================================================================
                                               Capital
     LifePoints Strategy Fund Name          Appreciation          Income          Risk of Principal
---------------------------------------------------------------------------------------------------
Aggressive Strategy Fund                        High                Low                 High
---------------------------------------------------------------------------------------------------
Balanced Strategy Fund                        Moderate           Moderate             Moderate
---------------------------------------------------------------------------------------------------
Moderate Strategy Fund                           Low               High               Moderate
---------------------------------------------------------------------------------------------------
Conservative Strategy Fund                       Low               High                  Low
---------------------------------------------------------------------------------------------------
Equity Balanced Strategy Fund                   High                Low                 High
===================================================================================================

      There is no assurance that a LifePoints Strategy Fund will achieve its stated objective. The investment objective of each LifePoints Strategy Fund is fundamental and cannot be changed without the approval of a majority of shareholders of the particular LifePoints Strategy Fund.

      Each of the LifePoints Strategy Funds allocates its assets by investing in shares of a diversified group of from six to eight Underlying Funds. Each of the LifePoints Strategy Funds will adjust its investments within set limits based on FRIMCo's outlook for the economy, financial markets and relative market valuation of each Underlying Fund. However, the LifePoints Strategy Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Strategy Fund's investment objective. The amounts allocated to each Underlying Fund by each LifePoints Strategy Fund will generally vary within 10% of the ranges specified below:

                                                                                                         Equity
                                       Aggressive      Balanced       Moderate      Conservative        Balanced
                                        Strategy       Strategy       Strategy        Strategy          Strategy
       Underlying Fund                    Fund           Fund           Fund            Fund              Fund
       ---------------                 ----------      --------       --------      ------------        --------

Diversified Equity Fund                    21%            16%            11%              5%               30%

Special Growth Fund                        11%             5%             2%             --                10%

Quantitative Equity Fund                   21%            16%            11%              6%               30%

International Securities Fund              19%            14%             9%              5%               20%

Diversified Bond Fund                      --             25%            27%             18%               --

Volatility Constrained Bond Fund           --             --             33%             60%               --

Multistrategy Bond Fund                    18%            16%            --              --                --

Real Estate Securities Fund                 5%             5%             5%              5%                5%

Emerging Markets Fund                       5%             3%             2%              1%                5%


         [INSERT FIVE PIE CHARTS REFLECTING UNDERLYING FUND COMPOSITION
                                ,IN GRAPHIC FORM,
                        OF EACH LIFEPOINTS STRATEGY FUND]

                        INVESTMENT POLICIES, RESTRICTIONS
                   AND RISKS OF THE LIFEPOINTS STRATEGY FUNDS

      Each LifePoints Strategy Fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional Information. The LifePoints Strategy Funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. The LifePoints Strategy Funds' investment programs, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any material change in such investment programs.

      Cash Reserves. Each LifePoints Strategy Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the Underlying Funds) in money market instruments and in debt securities which are at least comparable in quality to the permitted investments of the Underlying Funds which may be acquired by that LifePoints Strategy Fund.

      Repurchase Agreements. Each LifePoints Strategy Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Underlying Fund (102% at time of the agreement) should fall below the repurchase price, the LifePoints Strategy Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" below, no LifePoints Strategy Fund will invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

      Reverse Repurchase Agreements. Each LifePoints Strategy Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by FRIMCo to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a LifePoints Strategy Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The LifePoints Strategy Fund retains record ownership of the security involved, including the right to receive interest and principal payments. At an agreed upon future date, the LifePoints Strategy Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of the LifePoints Strategy Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect, subject to the limitations described in "Investment Policies -- Illiquid Securities."

      Lending Portfolio Securities. Each LifePoints Strategy Fund may lend portfolio securities with a value of up to one-third of its total assets. Such loans may be terminated at any time. A LifePoints Strategy Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the current loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.

      Illiquid Securities. The LifePoints Strategy Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the LifePoints Strategy Funds will not invest more than 15% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act"). There may be undesirable delays in selling illiquid securities at prices representing their fair value.

      Diversification. Each LifePoints Strategy Fund is a "nondiversified" investment company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") because it invests in the securities of a limited number of mutual funds. Each of the Underlying Funds in which the LifePoints Strategy Funds may invest is a diversified investment company. Each LifePoints Strategy Fund intends to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code.

INVESTMENT RESTRICTIONS OF THE LIFEPOINTS STRATEGY FUNDS

      The LifePoints Strategy Funds have fundamental investment restrictions which cannot be changed without shareholder approval. The principal restrictions are the following, which, unless otherwise noted, apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Strategy Fund will:

        1. Invest in any security if, as a result of such investment, less than 50% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Strategy Fund.

        2. Invest 25% or more of the value of the LifePoints Strategy Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

        3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, as noted below, except with respect to shares of Funds that are investment portfolios of the Investment Company.

        4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes (reverse repurchase agreements are not deemed to be borrowings for the purposes of this limitation).

        5. Invest more than 15% of its net assets in illiquid securities, provided that each LifePoints Strategy Fund will not invest more than 5% of its net assets in restricted securities (other than securities eligible for resale under Rule 144A of the 1933 Act.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC") (Investment Company Act Release No. IC- , __________, 1997): (a) there is no limit on the amount the LifePoints Strategy Funds may own of the total outstanding voting securities of Funds which are investment portfolios of the Investment Company; (b) each LifePoints Strategy Fund may invest more than 5% of its assets in any one Underlying Fund; and (c) each LifePoints Strategy Fund may invest more than 10% of its assets, collectively, in the Underlying Funds.

SPECIAL RISKS AND CONSIDERATIONS OF THE LIFEPOINTS STRATEGY FUNDS

      Investors should consider the following factors when investing in the LifePoints Strategy Funds:

      - The investments of each LifePoints Strategy Fund are directed primarily to Underlying Funds, so each LifePoints Strategy Fund's investment performance is directly related to the investment performances of the Underlying Funds in which the LifePoints Strategy Fund invests.

      - As a matter of policy, the LifePoints Strategy Funds will generally allocate their investments among the Underlying Funds within certain ranges. As a result, the LifePoints Strategy Funds may have less flexibility to invest than a mutual fund without such constraints.

      - In addition to their principal investments, some or all of the Underlying Funds may: invest varying percentages of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; and engage in various other investment practices which result in market risk, currency risk, and the risks of investing in foreign securities.

      - The officers, the Trustees, and FRIMCo (the investment manager of the LifePoints Strategy Funds) presently serve as officers, Trustees and investment manager of the Underlying Funds. Therefore, conflicts may arise as those persons and FRIMCo fulfill their fiduciary responsibilities to the LifePoints Strategy Funds and to the Underlying Funds.

      - Some of the LifePoints Strategy Funds may invest in the Emerging Markets Fund, and the Aggressive Strategy Fund may invest in the Multistrategy Bond Fund. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower-rated securities, which are subject to the risks resulting from high yield investing.


                               ELIGIBLE INVESTORS


         Shares of the LifePoints Strategy Funds are currently offered only to Eligible Investors. These investors are principally institutional investors and financial intermediaries that have entered into Asset Management Services Agreements (collectively, the "Agreements," and each, an "Agreement") with FRIMCo or distribution agreements with the Investment Company's distributor, and institutions or individuals who acquire shares through such institutions or financial intermediaries. Employees, officers, trustees and directors of FRIMCo or of its affiliates may also invest in the LifePoints Strategy Funds. The initial minimum aggregate investment in any combination of Class D of the LifePoints Strategy Funds is $10 million. An investor may be eligible to purchase shares of the LifePoints Funds if it does not meet the required initial minimum investment. FRIMCo, at its discretion, may waive the initial minimum investment for some employee benefit plans and other plans or if the requirements are met for a combined purchase privilege, cumulative quantity discount or statement of intention. Investors should consult their financial intermediary for details. Each Fund reserves the right to change, as to any Fund or any class of that Fund, the categories of investors eligible to purchase shares of that Fund or a class of that Fund. Institutions and financial intermediaries which may have a particular interest in the LifePoints Strategy Funds include:


      - Bank trust departments managing discretionary institutional or personal trust accounts

      -     Banks, other than through their trust departments

      -     Registered investment advisors

      -     Endowment funds and charitable foundations

      -     Broker-dealers

      -     Employee welfare plans

      -     Pension or profit sharing plans

      -     Insurance companies

            The Agreement provides, in general, for the officers and staff of FRIMCo, using the facilities and resources of Frank Russell Company, to assist the Eligible Investor or its client to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of assets among different asset classes and different Underlying Funds by identifying the LifePoints Strategy Funds that are best suited to the Eligible Investor's long-term investment goals. Once these decisions have been made, the assets are then invested in one or more of the Funds, which may include one or more LifePoints Strategy Funds. A client may change the allocation of its assets among the Funds, including the LifePoints Strategy Funds, or withdraw some or all of its assets from the Funds at any time by redeeming Fund shares.

      Shares of the Funds generally are not offered or "retailed" directly to individual investors, although FRIMCo may enter into Agreements with individual investors. Bank trust departments, registered investment advisors, broker-dealers and other Eligible Investors ("Financial Intermediaries") which have entered into Agreements with FRIMCo may acquire shares of the Funds for their customers. FRIMCo provides objective-setting and asset-allocation assistance to such Financial Intermediaries, which in turn provide the objective-setting and asset-allocation services to their customers. These Financial Intermediaries may charge their customers a fee for providing these and possibly other trust or investment-related services. LifePoint Strategy

Funds may be made available to investors other than under the terms of an Agreement, for instance, pursuant to a distribution agreement with the Investment Company's distributor.

               GENERAL MANAGEMENT OF THE UNDERLYING FUNDS AND THE
                            LIFEPOINTS STRATEGY FUNDS

      The Investment Company's Board of Trustees is responsible for overseeing generally the operation of the Funds and the LifePoints Strategy Funds, including reviewing and approving the Funds' contracts with FRIMCo, Frank Russell Company and the money managers. The Investment Company's officers, all of whom are employed by and are officers of FRIMCo or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations. The money managers are responsible for selection of individual portfolio securities for the assets in the Underlying Funds assigned to them.

      FRIMCo: (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Underlying Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the money managers and custodian; (iii) develops the investment programs, recommends money managers to the Board of Trustees, allocates assets among money managers and monitors the money managers' investment programs and results; (iv) is authorized to select and hire portfolio managers to select individual portfolio securities held in the Underlying Funds' Liquidity Portfolios or as cash reserves for the Funds; and (v) provides the Funds with transfer agent, dividend disbursing and shareholder recordkeeping services. FRIMCo bears the expenses it incurs in providing these services (other than transfer agent, dividend disbursing and shareholder recordkeeping) as well as the costs of preparing and distributing explanatory materials concerning the Funds.

      The responsibility of overseeing the money managers rests upon the officers and employees of FRIMCo. These officers and employees, including their business experience for the past five years, are identified below:

      - Randall P. Lert, who has been Chief Investment Officer of FRIMCo since 1989.

      - Loran M. Kaufman, who has been a Portfolio Manager of FRIMCo since 1990. Ms. Kaufman currently with another portfolio manager identified herein has primary responsibility for management of the Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free and Real Estate Securities Funds.

      - Jean E. Carter, who has been a Portfolio Manager of FRIMCo since 1994. From 1990 to 1994, Ms. Carter was a Client Executive in the Investment Group of the Frank Russell Company. Ms. Carter currently with another portfolio manager identified herein has primary responsibility for management of the International, International Securities and Emerging Markets Funds.

      - James M. Imhof, Manager of Portfolio Trading of FRIMCo, who has supervised the day to day management of the Funds and ongoing analysis and monitoring of Fund money managers since 1989.

      - Peter F. Apanovitch, who has been the Manager of Short-Term Investment Funds for FRIMCo and Frank Russell Trust Company since 1991. Mr. Apanovitch manages the Money Market Fund.

      - James A. Jornlin, who has been a Senior Investment Officer of FRIMCo since April 1995. From 1991 to March 1995, Mr. Jornlin was employed as a Senior Research Analyst with Frank Russell Company. Mr. Jornlin has primary responsible for management of the Real Estate Securities Fund.

      - Randal C. Burge, who has been a Portfolio Manager of FRIMCo since June 1995. From 1990 to 1995, Mr. Burge was a Client Executive for Frank Russell Australia. Mr. Burge currently with another portfolio manager identified herein has primary responsibility for management of the Fixed I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, International, International Securities and Emerging Markets Funds.


      - Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of the US Equity Manager Research Department with Frank Russell Company. Mr. Trittin currently with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.


      - C. Nola Williams, who has been a Portfolio Manager of FRIMCo since January 1996. From 1994 to 1995, Ms. Williams was a member of the Alpha Strategy Group. From 1988 to 1994, Ms. Williams was Senior Research Analyst with Frank Russell Company. Ms. Williams currently with another portfolio manager identified herein has primary responsibility for management of the Equity I, Equity II, Equity III, Equity Q, Equity T, Diversified Equity, Quantitative Equity, Special Growth and Equity Income Funds.

      Frank Russell Company provides to the Funds and FRIMCo the asset management consulting services -- including the objective-setting and asset-allocation technology, and the money manager research and evaluation assistance -- which Frank Russell Company provides to its other consulting clients. Frank Russell Company receives no compensation from the Funds or FRIMCo for its consulting services. Frank Russell Company and FRIMCo as affiliated companies may establish certain intercompany cost allocations for budgeting and product profitability purposes which may reflect Frank Russell Company's consulting services supplied to FRIMCo.

      George F. Russell, Jr., Chairman of the Board of Trustees of the Investment Company, is the Chairman of the Board and controlling shareholder of Frank Russell Company. FRIMCo is a wholly owned subsidiary of Frank Russell Company.

      The Investment Company has received an exemptive order from the SEC which permits the Investment Company, with the approval of its Board of Trustees, to engage and terminate money managers without a shareholder vote and to disclose, on an aggregate basis, the fees paid to the money managers of each underlying Investment Company Fund. The Investment Company received shareholder approval to operate under the order at a special meeting of the shareholders held on January 22, 1996.

      For its services, FRIMCo receives a management fee from each Underlying Fund. From this fee, FRIMCo, acting as agent for the Investment Company, is responsible for paying the money managers for their investment selection services. The remainder is retained by FRIMCo as compensation for the services described above and to pay expenses. The annual rate of the management fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of the average daily net assets of each Underlying Fund: Diversified Equity Fund,
 .78%; Special Growth Fund, .95%; Quantitative Equity Fund, .78%; International Securities Fund, .95%; Diversified Bond Fund, .45%; Volatility Constrained Bond Fund, .50%; Multistrategy Bond Fund, .65%; Real Estate Securities Fund, .85%; and Emerging Markets Fund, 1.20%. The fees of the Underlying Funds, other than the Diversified Bond, Volatility Constrained Bond, and Multistrategy Bond Funds, may be higher than the fees charged by some mutual funds with similar objectives which use only a single money manager. FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Underlying Funds.

                    EXPENSES OF THE LIFEPOINTS STRATEGY FUNDS

      Each LifePoints Strategy Fund seeks to operate at an extremely low expense ratio. While each LifePoints Strategy Fund will incur its pro rata share of the fees and expenses of the Underlying Funds in which it invests, each Underlying Fund has agreed to pay a pro rata share of the operational expenses of the LifePoints Strategy Funds that invest in the Underlying Fund, but only to the extent that the Underlying Fund receives a net reduction in its otherwise anticipated expenses. This arrangement is subject to a Special Service Agreement (the "Service Agreement") between each LifePoints Strategy Fund and the Underlying Funds in which it invests, as well as to certain voluntary expense reimbursement undertakings made by FRIMCo, which can be terminated by FRIMCo in its sole discretion, but which will not be terminated for at least one year following the date of this Prospectus. Each LifePoints Strategy Fund has entered into an Investment Management Agreement with FRIMCo, as well as a Portfolio Management Agreement which governs the providing of sub-advisory services.

      The Services Agreement is entered into, on a yearly basis, between FRIMCo, the LifePoints Strategy Funds and the Underlying Funds. The Services Agreement provides that all services necessary for the operation of a LifePoints Strategy Fund (including expenses for accounting, custody, auditing, legal and shareholder services (collectively, "Operating Expenses")) will be paid by the Underlying Funds in which the LifePoints Strategy Fund invests and/or FRIMCo. In consideration of the benefits derived by the Underlying Funds from the establishment and operation of the LifePoints Strategy Funds, each of the Underlying Funds will agree to pay a portion of the Operating Expenses. The Operating Expenses will be allocated among and borne by the Underlying Funds in proportion to the average daily value of shares of the Underlying Funds owned by each LifePoints Strategy Fund, but in no event will any Underlying Fund bear Operating Expenses in excess of its estimated cost savings. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which would have been established to hold the LifePoints Strategy Funds' assets if they had been invested directly in the Underlying Funds and the resulting reduction in shareholder servicing costs. Although such cost savings cannot be computed precisely at this time, the estimated savings to the Underlying Funds generated by the operation of the LifePoints Strategy Funds, and the consequent payments by the Underlying Funds, are expected to be sufficient to offset most, if not all, of the expenses incurred by the LifePoints Strategy Funds. Under the Services Agreement, FRIMCo has agreed to pay any expenses of the LifePoints Strategy Funds which exceed the estimated savings to each of the Underlying Funds. Thus, the LifePoints Strategy Funds are expected to operate at an extremely low expense ratio.


                   THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

      The assets of each Underlying Fund are allocated currently among the money managers listed in the section "Money Manager Profiles." THE ALLOCATION OF AN UNDERLYING FUND'S ASSETS AMONG MONEY MANAGERS MAY BE CHANGED AT ANY TIME BY FRIMCo. THE MONEY MANAGERS MAY BE EMPLOYED OR THEIR SERVICES MAY BE TERMINATED AT ANY TIME BY FRIMCo, SUBJECT TO APPROVAL BY THE BOARD OF TRUSTEES OF THE INVESTMENT COMPANY.

      From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their services to the Underlying Funds. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the quarterly average of all the assets allocated to the money manager. For the fiscal year ended December 31, 1996, management fees paid to the money managers were equivalent to the following annual rates expressed as a percentage of the average daily net assets of each Underlying Fund: Diversified Equity Fund, .24%; Special Growth Fund, .41%; Quantitative Equity Fund, .21%; International Securities Fund, .44%; Diversified Bond Fund, .09%; Volatility Constrained Bond Fund, .19%; Multistrategy Bond Fund, .22%; Real Estate Securities Fund, .31%; and Emerging Markets Fund, .72%.

      Fees paid to the money managers are not affected by any voluntary expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Underlying Funds through broker-dealer affiliates. Each money manager has agreed that once the Investment Company has advanced fees to FRIMCo as agent to make payment of the money manager's fee, the money manager will look only to FRIMCo for the payment of its fee.

      The money managers are selected for the Underlying Funds based primarily upon the research and recommendations of Frank Russell Company, which evaluates quantitatively and qualitatively the manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in selecting or terminating a money manager.

      Each money manager has complete discretion to purchase and sell portfolio securities for its segment of an Underlying Fund within the Underlying Fund's investment objectives, restrictions and policies, and the more specific strategies developed by Frank Russell Company and FRIMCo. Although the money managers' activities are subject to general oversight by the Board of Trustees and officers of the Investment Company, NEITHER THE BOARD, THE OFFICERS, FRIMCo, NOR FRANK RUSSELL COMPANY EVALUATE THE INVESTMENT MERITS OF THE MONEY MANAGERS' INDIVIDUAL SECURITY SELECTIONS.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS
                             OF THE UNDERLYING FUNDS

      Each Underlying Fund has certain "fundamental" investment objectives, restrictions and policies which may be changed only with the approval of a majority of the Underlying Fund's shareholders. Other policies reflect current practices of the Underlying Funds, and may be changed by the Underlying Funds without the approval of shareholders. Certain of the objectives, policies, and risks are described in this section, and further information about the Underlying Funds is contained in the Statement of Additional Information as well as in the prospectuses of the Underlying Funds. Because the LifePoints Strategy Funds invest in the Underlying Funds, investors of the LifePoints Strategy Funds will be affected by the Underlying Funds' investment policies in direct proportion to the amount of assets each LifePoints Strategy Fund allocates to the Underlying Fund pursuing such policies. To request a copy of a prospectus for an Underlying Fund, contact the Investment Company at 800/972-0700 (in Washington, 206/627-7001).

      Each Underlying Fund's objective is "fundamental," as are the types of securities in which it will invest. Ordinarily, each Underlying Fund will invest more than 65% of its total assets in the types of securities identified in its statement of objectives. However, the Underlying Funds may hold assets as cash reserves for temporary and defensive purposes when their money managers deem that a more conservative approach is desirable or when suitable purchase opportunities do not exist.

                             DIVERSIFIED EQUITY FUND

      The Diversified Equity Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

                               SPECIAL GROWTH FUND

      The Special Growth Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index.

                            QUANTITATIVE EQUITY FUND

      The Quantitative Equity Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index. The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

                          INTERNATIONAL SECURITIES FUND

      The International Securities Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

      The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

                              EMERGING MARKETS FUND

      The Emerging Markets Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets.

      The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts (EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

      The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Rating Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated securities judged by the money managers of the Fund to be of comparable quality. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

                           REAL ESTATE SECURITIES FUND

      The Real Estate Securities Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

      The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

      The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

                              DIVERSIFIED BOND FUND

      The Diversified Bond Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities. The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

                        VOLATILITY CONSTRAINED BOND FUND

      The Volatility Constrained Bond Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics. The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies. Under normal circumstances, the Fund will invest in securities of issuers domiciled in at least three different countries.

      The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated).

      In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers.

                             MULTISTRATEGY BOND FUND

      The Multistrategy Bond Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities, including: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

      The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "Investment Policies and Risks of the Underlying Funds -- High Risk Bonds" and refer to the Statement of Additional Information.

INVESTMENT POLICIES AND RISKS OF THE UNDERLYING FUNDS

      Investment in Foreign Securities. The Underlying Funds may invest in foreign securities traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.

      Depository Receipts. The Underlying Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.

      Forward Foreign Currency Exchange Contracts ("forward currency contracts"). The International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds may enter into forward currency contracts, which are agreements to exchange one currency for another -- for example, to exchange a certain amount of US dollars for a certain amount of Japanese yen -- at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that an Underlying Fund enters into a contract. The Underlying Funds may engage in forward contracts that involve a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are denominated. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. The Underlying Funds may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that the Underlying Funds' forward currency contracts are not used to achieve investment leverage, the Funds will segregate cash or readily marketable high-quality securities in an amount at all times equal to or exceeding the Funds' commitment with respect to these contracts.

      Forward currency contracts will be used only to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of an Underlying Fund's portfolio securities or adversely affect the price of securities which the Funds intend to purchase at a later date. The amount the Underlying Funds may invest in forward currency contracts is limited to the amount of the Funds' aggregate investments in foreign currencies.

      Options. The Underlying Funds may purchase and sell (write) call and put options on securities and securities indexes provided such options are traded on a national securities exchange or in an over-the-counter market. The Underlying Funds may also purchase and sell put and call options on foreign currencies.

      An Underlying Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. An Underlying Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.

      The purchase and writing of options involves certain risks. If a put or call option purchased by an Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      Where an Underlying Fund writes a call option, it has, in return for the premium it receives, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. Where an Underlying Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

      There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, an Underlying Fund may be unable to close out a position.

      Futures Contracts and Options on Futures Contracts. The Underlying Funds may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on a United States or foreign exchange or board of trade.

      Each Underlying Fund may also purchase and write call options and put options on futures contracts. An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or a short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

      There are several risks associated with the use of futures and options on futures contracts for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in an Underlying Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted.

      High Risk Bonds. The Emerging Markets Fund may invest up to 5% of its net assets, and the Multistrategy Bond Fund may invest up to 25% of its net assets, in lower rated securities or in unrated securities judged by their money managers to be of comparable quality. While lower rated securities generally offer a higher yield than that available from higher grade issues, lower rated debt securities also involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. For additional information, please refer to the Statement of Additional Information.

                           DIVIDENDS AND DISTRIBUTIONS


INCOME DIVIDENDS

      The Board of Trustees presently intends that dividends will be declared from net investment income and net short-term capital gains, if any, for each LifePoints Strategy Fund on a quarterly basis, with payment being made in mid:
April, July, October and December.

CAPITAL GAINS DISTRIBUTIONS

      The Board intends that distributions will be declared from capital gains through October 31 (excess of capital gains over capital losses) annually, generally in mid-December. In addition, in order to satisfy certain distribution requirements, a LifePoints Strategy Fund may declare special year-end dividend and capital gains distributions during October, November or December to shareholders of record in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a LifePoints Strategy Fund and received by shareholders on December 31 of the prior year. Capital gains realized during November and December will be distributed during the month of February of the following year.

      In addition, the LifePoints Funds receive capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year.

      Investors should be aware that by purchasing shares shortly before the record date of a dividend or capital gains distribution, they will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gains distribution. Investors should also be aware that all shareholders, new and old alike, will share in and be taxed on distributions of gain realized by a LifePoints Strategy Fund on the sale of securities that have increased in value.

AUTOMATIC REINVESTMENT

      All dividends and distributions will be automatically reinvested, at the net asset value per share at the close of business on the record date, in additional shares of the LifePoints Strategy Fund paying the dividend or making the distribution, unless a shareholder elects to have dividends or distributions paid in cash or invested in another Fund. Any election may be changed by delivering written notice no later than ten days prior to the payment date to Frank Russell Investment Management Company, the Investment Company's transfer and dividend paying agent (the "Transfer Agent"), at Operations Department, P.O. Box 1591, Tacoma, WA 98401.

                                      TAXES

      Each LifePoints Strategy Fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code (the "Code"). By distributing substantially all of its net investment income and capital gains to shareholders and meeting certain other requirements, a LifePoints Strategy Fund will generally not be liable for federal income or excise taxes. The LifePoints Strategy Funds may be subject to nominal, if any, state and local taxes.

      For taxable shareholders: Dividends from net investment income and short-term capital gains will be taxable as ordinary dividends, whether paid in cash or reinvested in additional shares. Long-term capital gains distributions declared by the Investment Company's Board are taxed as long-term gains regardless of the length of time a shareholder has held such shares. Distributions paid in excess of a LifePoints Strategy Fund's earnings will be treated as a non-taxable return of capital. Dividends and distributions may otherwise also be subject to state or local taxes.

      The sale of shares of a LifePoints Strategy Fund is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series or portfolios of a mutual fund). Any loss incurred on sale or exchange of a LifePoints Strategy Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

      Shareholders of the LifePoints Strategy Funds will be notified after each calendar year of the amounts of ordinary income dividends and long-term capital gains distributions, including any amounts which are deemed paid on December 31 of the prior year.

      A LifePoints Strategy Fund is required to withhold 31% of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder which does not provide the LifePoints Strategy Fund with the shareholder's certified taxpayer identification number or required certifications or which is subject to backup withholding.

      Shareholders who are not US persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of income, estate or other taxes (including income tax withholding) on their investment in a LifePoints Strategy Fund or on dividends and distributions received by them from a LifePoints Strategy Fund and the application of foreign tax laws.

      Shareholders should consult their tax advisors with respect to the applicability of any state and local intangible property or income taxes to their shares of a LifePoints Strategy Fund and distributions and redemption proceeds received from a LifePoints Strategy Fund.

      Additional information on these and other tax matters relating to the LifePoints Strategy Funds and their shareholders is included in the section entitled "Taxes" in the Statement of Additional Information.

                         CALCULATION OF FUND PERFORMANCE

      From time to time, the LifePoints Strategy Funds may advertise their performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes that all dividends and distributions are reinvested on the reinvestment dates during the relevant time period, and includes all recurring fees that are charged to all shareholder accounts.

      The Moderate and Conservative Strategy Funds also may from time to time advertise their yields. Yield, which is based on historical earnings and is not intended to indicate future performance, is calculated by dividing the net investment income per share earned during the most recent 30-day (or one month) period by the maximum offering price per share on the last day of the month. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in a LifePoints Strategy Fund's portfolio. The calculation includes all recurring fees that are charged to all shareholder accounts.

      Each LifePoints Strategy Fund may also advertise non-standardized performance information which is for periods in addition to those required to be presented.


FRIMCO'S HISTORICAL PERFORMANCE



      Since the LifePoints Strategy Funds are new portfolios, there is no information regarding their past investment performance. However, FRIMCo has a history of investment performance managing model investment portfolios with investment objectives, strategies, policies, and restrictions substantially similar to those of the LifePoints Strategy Funds. Set forth below are historical performance data provided by FRIMCo pertaining to those model investment portfolios. The data is provided to illustrate FRIMCo's past performance in managing similar portfolios. The results presented are not intended to predict or suggest the return to be experienced by any LifePoints Strategy Fund or the return an individual investor might achieve by investing in a LifePoints Strategy Fund. A LifePoints Strategy Fund's investment returns may differ from those of the relevant model portfolio because, among other things, the LifePoints Strategy Fund's fees and expenses may differ from those of the applicable portfolio.



                          PERCENTAGE TOTAL RETURNS(1)
                        PERIODS ENDING DECEMBER 31, 1995
                                  (UNAUDITED)




                                                                             ANNUALIZED
                                                       ------------------------------------------------
                                                       ONE     FIVE        TEN     INCEPTION  INCEPTION
                                                       YEAR    YEARS      YEARS     TO DATE      DATE
-------------------------------------------------------------------------------------------------------
FRANK RUSSELL INVESTMENT COMPANY
     ASSET ALLOCATION MODEL

[FRIC Aggressive Strategy Fund comparable]              16.5     12.5      12.5                 9/5/85
  AGGRESSIVE STRATEGY MODEL

[FRIC Balanced Strategy Fund comparable]                13.1     10.8      11.3                 9/5/85
  BALANCED STRATEGY MODEL

[FRIC Moderate Strategy Fund comparable]                10.5      9.3      10.0                 9/5/85
  MODERATE STRATEGY MODEL

[FRIC Conservative Strategy Fund comparable]             8.1                          8.1       1/1/96
  CONSERVATIVE STRATEGY MODEL

[FRIC Equity Balanced Fund comparable]                  19.7     13.8      12.9                 9/5/85
  EQUITY BALANCED MODEL

------------------------------------------------------------------------------------------------------------



(1) Performance is calculated based on the SEC standardized method. Periods of 12 months and over are annualized. Total returns of model portfolios are presented gross of fees and expenses, and do not reflect deductions of Rule 12b-1 distribution or shareholder services fees, which are deducted from net asset value of the Class D Shares of the LifePoints Strategy Funds. The performance for a model portfolio would have been reduced if such Fees had been deducted. Model portfolio performance is based upon the actual mix of Underlying Funds recommended at each specific point in time, which may differ from the current mix. Detail of the changes is available upon request. The Underlying Funds in existence for less than the time periods shown were added to the mix on the following dates: Quantitative Equity Fund, 07/01/87; Real Estate Securities Fund, 01/01/90; Multistrategy Bond Fund, 02/01/93; and Emerging Markets Fund, 04/01/95 (Fund performance for the Emerging Markets Fund is calculated gross of investment services fees, descriptions of which can be obtained from FRIMCo. Investment services fees will reduce performance). Equity Income Fund was removed from the [CONSERVATIVE], Moderate, Balanced, and Aggressive model portfolios as of January 1, 1996.


                  VALUATION OF LIFEPOINTS STRATEGY FUND SHARES

NET ASSET VALUE PER SHARE

      The net asset value per share is calculated for shares of each class of each LifePoints Strategy Fund on each business day on which shares are offered or orders to redeem are tendered. For all Funds, a business day is one on which the New York Stock Exchange is open for trading. Net asset value per share is computed for a LifePoints Strategy Fund's Class D Shares by dividing the current value of the LifePoints Strategy Fund's assets (i.e., shares of the Underlying Funds plus any other assets held in the portfolio) attributable to the Class D Shares, less liabilities attributable to the Class D Shares, by the number of Class D Shares of the

LifePoints Strategy Fund outstanding, and rounding to the nearest cent. All Funds determine net asset value as of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). The determination is made by appraising each LifePoints Strategy Fund's underlying investments (i.e., the Underlying Funds at the current net asset value per share of such Underlying Fund).

VALUATION OF PORTFOLIO SECURITIES

      Money market instruments held by a LifePoints Strategy Fund and maturing within 60 days of the valuation date are valued on the basis of amortized cost, a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed. The LifePoints Strategy Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act. Such money market instruments are valued at "amortized cost" unless the Board determines that amortized cost does not represent fair value. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the LifePoints Strategy Fund would receive if it sold the instrument.

                   PURCHASE OF LIFEPOINTS STRATEGY FUND SHARES

      Shares of the LifePoints Strategy Funds are sold on each business day directly to Eligible Investors at the net asset value next determined after an order is received in proper form, and the order has been accepted. All purchases must be made in US dollars. The LifePoints Strategy Funds reserve the right to reject any purchase order.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS


      Under a distribution plan (the "Distribution Plan") for the Class D Shares, the Investment Company may pay to the distributor, or any banks, broker-dealers or other financial institutions that have entered into sales support agreements ("Selling Agents"), an amount (the "12b-1 Fee") for the Selling Agents' activities or expenses primarily intended to result in the sale of the Class D Shares of the LifePoints Strategy Funds subject to the Distribution Plan. The 12b-1 Fee payments are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to .75% of the average daily net assets of a LifePoints Strategy Fund's Class D Shares. At the present time, the Board of Trustees has presently determined to limit payments under the Distribution Plan to .25% of average daily net assets. The 12b-1 Fee may only be increased when the Trustees determine that it is in the best interests of shareholders of the Class D Shares of the LifePoints Strategy Funds to do so.


      The 12b-1 Fees may be used to compensate (a) Selling Agents for sales support services provided, and related expenses incurred with respect to, Class D Shares, by such Selling Agents, and (b) the distributor for distribution services provided by it, and related expenses incurred, including payments by the distributor to compensate Selling Agents for providing support services. The Distribution Plan is a compensation-type plan. As such, the Investment Company makes no payments to the distributor except as described above. Therefore, the Investment Company does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Investment Company under the Distribution Plan.

      In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class D Shares of the LifePoints Strategy Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of up to .25% of the average daily net assets of a LifePoints Strategy Fund's Class D Shares.

ORDER PROCEDURES

      Orders by all investors (except for participants in the Three Day Settlement Program described below) to purchase LifePoints Strategy Funds shares must be received by the Transfer Agent, either by telephone, mail or entry into the shareholder recordkeeping system on a day when shares of the Funds are offered and orders in proper form accepted prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

      Payment Procedures: Payment for the purchase of Fund shares must be received by the Funds' Transfer Agent or custodian, depending on the method of payment, on the day the order is accepted (except for participants in the Three Day Settlement Program described below). There are several ways to pay for orders for the Funds:

      Federal Funds Wire. Payment for orders may be made by wiring federal funds to the Funds' custodian, State Street Bank and Trust Company (the "Custodian").

      Automated Clearing House ("ACH"). Payment for orders may be made through the ACH to the Custodian. However, funds transferred by ACH may or may not be converted into federal funds the same day depending on the time the funds are received and the bank wiring the funds. If the funds are not converted the same day, they will be converted the next business day. Therefore, the order would be placed the next business day.

      Check. Payment for orders may be made by check or other negotiable bank draft payable to "Frank Russell Investment Company" and mailed to the Transfer Agent, P.O. Box 1591, Tacoma, WA 98401-1591. Certified checks are not necessary, but checks are accepted subject to collection at full face value in US funds and must be drawn in US dollars on a US bank. Investments in the Funds will be effected upon receipt of the check or draft by the Transfer Agent when the check or draft is received prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time). When the check or draft is received by the Transfer Agent after the close of the New York Stock Exchange, the order will be effected on the following business day.

THREE DAY SETTLEMENT PROGRAM

      The Investment Company will accept orders from financial institutions to purchase Class D Shares of the LifePoints Strategy Funds for settlement on the third business day following the receipt of an order to be paid by federal wire if the financial institution has agreed in writing to indemnify the LifePoints Strategy Funds against any losses as a result of nonreceipt of payment. For further information on this program, contact the Investment Company.

THIRD PARTY TRANSACTIONS

      Investors purchasing LifePoints Strategy Fund shares through a program of services offered by a Financial Intermediary, such as a bank, broker-dealer, or others, may be required to pay additional fees by such Intermediary. Investors should contact such Financial Intermediary for information concerning what additional fees, if any, may be charged.

EXCHANGE PRIVILEGE

      Shareholders may exchange shares of any LifePoints Strategy Fund offered by this Prospectus for shares of another LifePoints Strategy Fund offered by this Prospectus on the basis of current net asset value per share at the time of the exchange. Shares of a LifePoints Strategy Fund offered by this Prospectus may only be exchanged for shares of a Fund offered by the Investment Company through another prospectus under certain conditions and only in states where the exchange may legally be made. For additional information, including a prospectus of other Investment Company Funds, contact a Financial Intermediary or the

Investment Company. Exchanges may be made (i) by telephone if the registrations of the two accounts are identical; or (ii) in writing addressed to the Investment Company.

      An exchange is a redemption of the shares and is treated as a sale for income tax purposes, and a short or long-term capital gain or loss may be realized. The Fund shares to be acquired will be purchased when the proceeds from the redemption become available (up to seven days from the receipt of the request). Each investor is encouraged to talk with the investor's tax advisor.

                  REDEMPTION OF LIFEPOINTS STRATEGY FUND SHARES

      SHAREHOLDERS UNCERTAIN OF REQUIREMENTS FOR REDEMPTION SHOULD TELEPHONE THE FUNDS AT (800) 972-0700; IN WASHINGTON (206) 627-7001.

      Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below.

      Payment will ordinarily be made in seven days. Generally, redemption proceeds will be wire-transferred to the shareholder's account or to an alternate account provided such request is given to the Transfer Agent in proper form, at a domestic commercial bank which is a member of the Federal Reserve System. Although the Funds currently do not charge such a fee, the Funds reserve the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption requests of recent investments made by check may be withheld for up to 15 days after the date of purchase to assure that checks in payment for orders to purchase shares are collected by the Funds. Upon request, redemption proceeds will be mailed to the shareholder's address of record or to an alternate address provided such request is sent to the Transfer Agent in proper form.

      Request Procedures. Requests by all investors to redeem Investment Company Fund shares must be received by the Transfer Agent, either by telephone, mail, entry into the shareholder recordkeeping system, or through the Systematic Withdrawal Payment Program on the days requests to redeem are tendered prior to the close of the New York Stock Exchange (currently 4:00 p.m. Eastern time).

      Requests for redemption by telephone or entry into the shareholder recordkeeping system must follow the procedures set forth in the Account Registration and Investment Instruction Form, or alternate procedures may be followed provided such requests are given to the Transfer Agent in proper form. In the unexpected event telephone lines are unavailable, shareholders should use the mail redemption procedures described below.

      Mail. Redemption requests may be made in writing directly to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401. The redemption price will be the net asset value next determined after receipt by FRIMCo of all required documents in good order. "Good order" means that the request must include the following:

      A. A letter of instruction or a stock assignment designating specifically the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

      B. Such other supporting legal documents as are required by applicable law in the case of estates, trusts, guardianships, custodianships, corporations, and pension and profit sharing plans.

      Systematic Withdrawal Payment. The Systematic Withdrawal Payment ("SWP") program is an automated method for redeeming a predetermined dollar amount from a Fund shareholder account to meet a standing request. The program can be used to meet any request for periodic distributions of assets from Fund shareholder accounts.

      SWP Offering Date and Payment Procedures. SWP distributions occur once a month and are paid by wire or check, according to the instructions provided on the SWP form. If a client has more than one Fund from which a SWP is to be received, the client will receive one wire or check for each SWP Fund. SWP transactions are recorded on the twenty-fifth day of each month. If the twenty-fifth day falls on a weekend or holiday, the transaction will be recorded on the preceding business day. SWP payment dates are the first business day after the trade date.

      Distribution Frequency. Payments can be scheduled as monthly, quarterly, semiannual or annual distributions.

      SWP Distribution by Wire. Federal Funds Wire payments will be sent to the designated bank on the payment date.

      SWP Distribution by Check. Checks will be sent by US Postal Service first class mail, to the requested address on the payment date.

      A Systematic Withdrawal Payment form must be completed and mailed to Frank Russell Investment Management Company, Attention: Frank Russell Investment Company, Operations Department, P.O. Box 1591, Tacoma, WA 98401-1591. The Systematic Withdrawal Payment form must be received by Frank Russell Investment Management Company five business days before the initial distribution date.

      Redemption in Kind. A Fund may pay any portion of the redemption amount by a distribution in kind of securities from the Fund's portfolio, in lieu of cash. The Funds reserve the right to suspend the right of redemption or postpone the date of payment if any unlikely emergency conditions, as specified in the 1940 Act or determined by the SEC, should develop.

                             ADDITIONAL INFORMATION

      DISTRIBUTOR, CUSTODIAN, INDEPENDENT ACCOUNTANTS, AND REPORTS

      Russell Fund Distributors, Inc., a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

      State Street Bank and Trust Company ("State Street"), Boston, Massachusetts, holds all portfolio securities and cash assets of the Funds, and provides portfolio recordkeeping services. State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the LifePoints Strategy Funds.

      Coopers & Lybrand L.L.P., Boston, Massachusetts, are the Funds' independent accountants. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Coopers & Lybrand L.L.P. Shareholders may also receive additional reports concerning the LifePoints Strategy Funds, or their accounts, from FRIMCo.

ORGANIZATION, CAPITALIZATION, AND VOTING

      The Investment Company was organized as a Maryland corporation on March 6, 1981, and commenced offering shares on October 15, 1981. On January 2, 1985, the Investment Company reorganized by changing its domicile and legal status to a Massachusetts business trust and now operates under an amended Master Trust Agreement dated July 26, 1984. Frank Russell Company has the right to grant the nonexclusive use of the name "Frank Russell" or any derivation thereof to any other investment company or other business enterprise, and to withdraw from the Investment Company the use of the name "Frank Russell."

      The Investment Company issues shares of beneficial interest divisible into an unlimited number of funds, each of which funds is a separate trust under Massachusetts law, and the funds' shares may be offered in multiple classes. Shares of each class of a Fund represent proportionate interests in the assets of that Fund attributable to that class, and have the same voting and other rights and preferences as the shares of other classes of the Fund. Shares of each class of a Fund are entitled to such dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Shares of each class of a Fund have a par value of $.01 per share, are fully paid and nonassessable, and have no preemptive or conversion rights. Each share of a class of a Fund has one vote; there are no cumulative voting rights. There are no annual meetings of shareholders, but special meetings may be held. On any matter which affects only a particular Fund or class, only shareholders of that Fund or class, as applicable, will vote, unless otherwise required by the 1940 Act or the amended Master Trust Agreement.

      In addition to offering Class D Shares, the LifePoints Strategy Funds are authorized to offer beneficial interests in Class S Shares and Class E Shares. Class S Shares and Class E Shares are, as of the date of this Prospectus, not offered for public investment.

      The Trustees hold office for the life of the Investment Company. A Trustee may resign or retire, and a Trustee may be removed at any time by, in substance, a vote of two-thirds of the Investment Company shares. A vacancy in the Board of Trustees shall be filled by the vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders.

                             MONEY MANAGER PROFILES


      The money managers have no other affiliations with the Underlying Funds, FRIMCo, or with Frank Russell Company. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other Investment Company Funds, or to other clients of Frank Russell Company, including its wholly owned subsidiary, Frank Russell Trust Company.


                             DIVERSIFIED EQUITY FUND

      Alliance Capital Management L.P., 601 2nd Ave. South, Suite 5000, Minneapolis, MN 55402-4322, is a limited partnership whose (i) general partner is a wholly owned subsidiary of The Equitable Companies Incorporated ("The Equitable") and (ii) majority unit holder is ACM, Inc., a wholly owned subsidiary of The Equitable. As of March 1, 1995, 60.5% of The Equitable was owned by AXA, a French insurance holding company.

      Barclays Global Investors, 45 Fremont Street, 17th Floor, San Francisco, CA 94105, is an indirect, wholly-owned subsidiary of Barclays Bank PLC.

      Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, CT 06902, a subsidiary partnership of PIMCO Advisors L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

      Equinox Capital Management, Inc., 399 Park Ave., 28th Floor, New York, NY 10022. Equinox is a registered investment advisor with majority ownership held by Ron Ulrich.

      INVESCO Capital Management, Inc., 1315 Peachtree Street N.E., Suite 300, Atlanta, GA 30309, is a corporation whose indirect parent is INVESCO, PLC, a London-based financial services holding company.

      Lincoln Capital Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Lincoln Capital Management, Inc. is a division of Lincoln Capital Management Company, and is a registered investment advisor with majority ownership held by John Croghan, Parker Hall, Ken Meyer, Tim Ubben and Ray Zemon.

      Schneider Capital Management, 460 E. Swedesford Road, Suite 1080, Wayne, PA 19087, is a registered investment advisor owned by Arnold Schneider. As of the date of this Prospectus, the Investment Company understands that an injunction is being sought against Arnold Schneider in Massachusetts Middlesex County Superior Court by partners of Wellington Management Company L.L.P. ("Wellington"). The proceedings were instituted on December 13, 1996. The Investment Company believes that the injunction request seeks to prevent Mr. Schneider from engaging in the investment advisory or investment management business in competition with Wellington.

      Suffolk Capital Management, Inc., 250 West 57th Street, Suite 420, New York, NY 10107. Suffolk Capital Management, Inc. is a registered investment adviser and a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.

      Trinity Investment Management Corporation, 75 Park Plaza, Boston, MA 02116, is a corporation with seven shareholders, with Stanford M. Calderwood holding majority ownership.

                               SPECIAL GROWTH FUND

      Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110, is 100% owned by Scott Black.

      Fiduciary International, Inc., 2 World Trade Center, New York, NY 10048, an investment advisor registered with the SEC, is an indirect wholly-owned subsidiary of Fiduciary Trust Company International, a New York state chartered bank.

      GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121, is a California limited partnership and a SEC registered investment advisor. Its general partners are Robert J. Anslow, Jr. and Marina L. Marrelli.

      Jacobs Levy Equity Management, Inc., 280 Corporate Center, 3 ADP Boulevard, Roseland, NJ 07068, is 100% owned by Bruce Jacobs and Kenneth Levy.

      Sirach Capital Management, Inc., One Union Square, Suite 3323, 600 Union Street, Seattle, WA 98101, is a wholly owned subsidiary of United Asset Management Company, a publicly traded corporation.


      Wellington Management Company LLP, 75 State Street, Boston, MA 02109, is a private Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan


                            QUANTITATIVE EQUITY FUND

      Barclays Global Investors, See: Diversified Equity Fund.

      Franklin Portfolio Associates Trust, One Post Office Square, Suite 3660, Boston, MA 02109, is a Massachusetts business trust owned by Mellon Financial Services Corporation, a holding company of Mellon Bank Corporation.

      J.P. Morgan Investment Management, Inc., 522 Fifth Ave., 14th Floor, New York, NY 10036, is a wholly owned subsidiary of J.P. Morgan & Co., Inc., a publicly held bank holding company.

                          INTERNATIONAL SECURITIES FUND

      Grantham, Mayo, Van Otterloo & Co.LLC, 40 Rowes Wharf, Boston, MA 02110, is a corporation whose majority ownership is held by the four senior partners:
Jeremy Grantham, Richard Mayo, Eyk De Mol Van Otterloo, and Kingsley Durant.

      J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

      Marathon Asset Management Limited, 115 Shaftesbury Ave., London, England WC2H 8AD, is a corporation 33.3% owned by each of the following: Jeremy Hosking, William Arah and Neil Ostrer.

      Oechsle International Advisors, One International Place, 44th Floor, Boston, MA 02110, is a limited partnership which is 100% controlled by its general partners. The general partners are: S. Dewey Keesler, Stephen P. Langer, Walter Oechsle, L. Sean Roche, Steven H. Schaefer and Tetsuo Shiozumi.

      Rowe Price-Fleming International, Inc., 100 East Pratt Street, 9th Floor, Baltimore, MD 21202, and 4th Floor, 25 Copthall Ave., London, England EC2R 7DR, which is a joint venture of T. Rowe Price Associates, Inc., and The Fleming Group, each of which owns 50% of the company. Ownership of The Fleming Group holding is split equally between Copthall Overseas Limited, a subsidiary of Robert Fleming Holdings, and Jardine Fleming International Holdings Limited, a subsidiary of Jardine Fleming Holdings. Robert Fleming Holdings is a London-based UK holding company with the majority of the shares distributed: 51% to public companies and 38% to the Fleming family. Jardine Fleming is a Hong Kong-based holding company which is owned 50% by Robert Fleming Holdings and 50% by Jardine Matheson & Co., the Hong Kong trading company, a wholly owned subsidiary of Jardine Matheson Holdings Limited. The stock of T. Rowe Price Associates, Inc., is publicly traded with a substantial percentage of such stock owned by the company's active management.

                              EMERGING MARKETS FUND

Genesis Asset Managers, Ltd., Bermuda House, St. Julian's Ave., St. Peter Port, Guernsey, Channel Islands, is a limited liability company organized under the laws of the state of Guernsey, the Channel Islands, and has been engaged in the investment advisory business since 1990. Genesis Asset Managers, Ltd. is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. Genesis Asset Managers Ltd. is affiliated with and has common investment executives with the Genesis Group of fund management companies. The Genesis Group, whose holding company is Genesis Holdings International Ltd., is controlled 55% by management and associated interests and the balance held by outside shareholders, with the largest single holding being 15%.

J.P. Morgan Investment Management, Inc., See: Quantitative Equity Fund.

Montgomery Asset Management, L.P., 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, is a California limited partnership and a registered investment advisor. Montgomery Asset Management, Inc. is the general partner of Montgomery Asset Management, L.P. and Montgomery Securities is the sole limited partner. Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of Montgomery Asset Management, L.P.

                           REAL ESTATE SECURITIES FUND

Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly-owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly-held corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

                              DIVERSIFIED BOND FUND

      Lincoln Capital Management Company, See: Diversified Equity Fund.

      Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, is a subsidiary partnership of PIMCO Advisers L.P. ("Partnership"). PIMCO Partners, G.P. is the sole general partner of the Partnership. Pacific Financial Asset Management Corporation indirectly holds a majority interest in PIMCO Partners, G.P., with the remainder held indirectly by a group comprised of PIMCO Managing Directors.

      Standish, Ayer & Wood, Inc., One Financial Center, Boston, MA 02111, whose ownership is divided among seventeen directors, with no director having more than a 25% ownership interest.

                        VOLATILITY CONSTRAINED BOND FUND

      BlackRock Financial Management, 345 Park Ave., 31st Floor, New York, NY 10154, is a wholly-owned indirect subsidiary of PNC Bank.

      Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

      STW Fixed Income Management Ltd., Trinity Hall, 43 Cedar Avenue, Hamilton HM LX, Bermuda, is a Bermuda exempted company. William H. Williams III is the sole shareholder.

                             MULTISTRATEGY BOND FUND

      BEA Associates, 153 East 53rd Street, New York, NY 10022, is a general partnership of Credit Suisse Capital Corporation ("CS Capital") and Basic Appraisals, Inc. ("Basic"). CS Capital is an 80% partner, and is a wholly owned subsidiary of Credit Suisse Investment Corporation, which is in turn a wholly-owned subsidiary of Credit Suisse, a Swiss bank, which is in turn a subsidiary of CS Holding, a Swiss corporation. No one person or entity possesses a controlling interest in Basic, the 20% partner. BEA Associates is a registered investment advisor.

      Pacific Investment Management Company, See: Diversified Bond Fund.

      Standish, Ayer & Wood, Inc., See: Diversified Bond Fund.

      NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATIONS THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUNDS OR THE MONEY MANAGERS SINCE THE DATE HEREOF; HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                            TELEPHONE (800) 972-0700
                          IN WASHINGTON (206) 627-7001

                                 MONEY MANAGERS




DIVERSIFIED EQUITY
Alliance Capital Management L.P.
Barclays GlobalInvestors
Columbus Circle Investors
Equinox Capital Management, Inc.
INVESCO Capital Management, Inc.
Lincoln Capital Management Company
Schneider Capital Management
Suffolk Capital Management, Inc.
Trinity Investment Management Corporation


SPECIAL GROWTH
Delphi Management, Inc.
Fiduciary International, Inc.
GlobeFlex Capital, L.P.
Jacobs Levy Equity Management, Inc.
Sirach Capital Management, Inc.
Wellington Management Company LLP


QUANTITATIVE EQUITY
Barclays Global Investors
Franklin Portfolio Associates Trust
J.P. Morgan Investment Management, Inc.

INTERNATIONAL SECURITIES
Grantham, Mayo, Van Otterloo & Co. LLC
J.P. Morgan Investment Management, Inc.
Marathon Asset Management Limited
Oechsle International Advisors
Rowe Price-Fleming International, Inc.

DIVERSIFIED BOND
Lincoln Capital Management Company
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

VOLATILITY CONSTRAINED BOND
BlackRock Financial Management
Standish, Ayer & Wood, Inc.
STW Fixed Income Management Ltd.

MULTISTRATEGY BOND
BEA Associates
Pacific Investment Management Company
Standish, Ayer & Wood, Inc.

REAL ESTATE SECURITIES
Cohen & Steers Capital Management
AEW Capital Management, L.P.

EMERGING MARKETS
Genesis Asset Managers, Ltd.
J.P. Morgan Investment Management, Inc.
Montgomery Asset Management, L.P.

MANAGER, TRANSFER AND DIVIDEND
PAYING AGENT
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

CONSULTANT
Frank Russell Company
909 A Street
Tacoma, Washington 98402

DISTRIBUTOR
Russell Fund Distributors, Inc.
909 A Street
Tacoma, Washington 98402

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 -- One Commerce Square
Philadelphia, Pennsylvania 19103-7098

OFFICE OF SHAREHOLDER INQUIRIES
909 A Street
Tacoma, Washington 98402
(800) 972-0700
In Washington (206) 627-7001

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700
                          In Washington (206) 627-7001

                       STATEMENT OF ADDITIONAL INFORMATION


                              _______________, 1997



         Frank Russell Investment Company is a single legal entity organized as a Massachusetts business trust. The Investment Company operates investment portfolios referred to as "Funds." The Investment Company offers shares of beneficial interest in the Funds in seven separate Prospectuses, each as set forth below.


         As of the date of this Statement of Additional Information, the Investment Company is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the Fund's name:



                                        Fund Inception
                   Fund                      Date               Prospectus Date
                   ----                 --------------          ----------------
 Equity I Fund                         October 15, 1981        __________, 1997
 Equity II Fund                        December 28, 1981       __________, 1997
 Equity III Fund                       November 27, 1981       __________, 1997
 Equity Q Fund                           May 29, 1987          __________, 1997
 Equity T Fund                          October 7, 1996        __________, 1997
 International Fund                    January 31, 1983        __________, 1997
 Emerging Markets Fund                 January 29, 1993        __________, 1997
 Fixed Income I Fund                   October 15, 1981        __________, 1997
 Fixed Income II Fund                  October 30, 1981        __________, 1997
 Fixed Income III Fund                 January 29, 1993        __________, 1997
 Money Market Fund                     October 15, 1981        __________, 1997
 Diversified Equity Fund               September 5, 1985       __________, 1997
 Special Growth Fund                   September 5, 1985       __________, 1997
 Equity Income Fund                    September 5, 1985       __________, 1997
 Quantitative Equity Fund                May 15, 1987          __________, 1997
 International Securities Fund         September 5, 1985       __________, 1997
 Real Estate Securities Fund             July 28, 1989         __________, 1997
 Diversified Bond Fund                 September 5, 1985       __________, 1997
 Volatility Constrained Bond Fund      September 5, 1985       __________, 1997
 Multistrategy Bond Fund               January 29, 1993        __________, 1997
 Limited Volatility Tax Free Fund      September 5, 1985       __________, 1997
 U.S. Government Money Market Fund     September 5, 1985       __________, 1997
 Tax Free Money Market Fund              May 8, 1987           __________, 1997






The Funds had aggregate net assets of $_____________ on ___________, 1997.


A shareholder of the Equity I Fund, Equity II Fund, Equity III Fund, Equity Q Fund, Equity T Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income II Fund, Fixed Income III

Fund, and Money Market Fund may enter into a separate agreement with Frank Russell Investment Management Company ("FRIMCo") to obtain certain services from, and pay a separate quarterly individual shareholder investment services fee directly to, FRIMCo. The amount of the fee is based upon the assets subject to the applicable agreement and the services obtained under that agreement. A shareholder of the other Funds described herein does not execute such an agreement to acquire such services and pays no such fees. In each case, FRIMCo may charge fees to a shareholder for non-investment services provided directly to that shareholder.



         Each of the Funds presently offers interests in Class S Shares. Nine of the Funds--the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Real Estate Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, and Emerging Markets Funds--presently offer interests in another class of shares, the Class C Shares. This Statement of Additional Information relates to both the Class S Shares and the Class C Shares of the Funds.


         This Statement is not a Prospectus; the Statement should be read in conjunction with the Funds' Prospectuses. Prospectuses may be obtained without charge by telephoning or writing the Investment Company at the number or address shown above.

         Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.


         This Statement incorporates by reference the Investment Company's Annual Reports to Shareholders for the year ended December 31, 1996. Copies of the Funds' Annual Reports accompany this Statement.

                            TABLE OF CONTENTS

                                                                            Page
STRUCTURE AND GOVERNANCE......................................................
              Organization and Business History...............................
              Shareholder Meetings............................................
              Controlling Shareholders........................................
              Trustees and Officers...........................................

OPERATION OF THE INVESTMENT COMPANY...........................................
              Service Providers...............................................
              Consultant......................................................
              Manager.........................................................
              Money Managers..................................................
              Distributor.....................................................
              Custodian.......................................................
              Transfer and Dividend Disbursing Agent
              Independent Accountants.........................................
              Fund Expenses...................................................
              Valuation of Fund Shares........................................
              Portfolio Transaction Policies..................................
              Portfolio Turnover Rate.........................................
              Brokerage Allocations...........................................
              Brokerage Commissions...........................................
              Yield and Total Return Quotations...............................

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS.....................
              Investment Restrictions.........................................
              Investment Policies.............................................
              Certain Investments.............................................

TAXES.........................................................................

RATINGS OF DEBT INSTRUMENTS...................................................

FINANCIAL STATEMENTS..........................................................

FINANCIAL HIGHLIGHTS..........................................................

                            STRUCTURE AND GOVERNANCE

Organization and Business History. The Investment Company commenced business operations as a Maryland corporation in October, 1981 and on January 2, 1985 reorganized as a Massachusetts business trust.

The Investment Company is currently organized and operates under an amended Master Trust Agreement dated July 26, 1984 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Investment Company or Fund, respectively.

Investment Company is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.


Investment Company's Funds are authorized to issue shares of beneficial interest in one or more classes. Each of the Funds presently offers interests in the Class S Shares, and the ten Multiple Class Funds, offer interests in another class of shares, the Class C Shares. The Class C Shares and the Class S Shares are designed to meet different investor needs. The Class C Shares are subject to a Rule 12b-1 Fee of up to 0.75%, presently limited to .40%, and a shareholder services fee of up to .25%, and the Class S Shares are not subject to either a Rule 12b-1 Fee or a shareholder services fee. Unless otherwise indicated, "shares" in this Statement of Additional Information refers to the Class C Shares and the Class S Shares of the Funds.


Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that the Investment Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Shareholder Meetings. The Investment Company will not have an annual meeting of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board of Trustees, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.

Controlling Shareholders. The Trustees have the authority and responsibility to manage the business of the Investment Company, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of the Investment Company shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" the Investment Company.


following shareholders owned 5% or more of the voting shares of the Investment Company or of the Funds at __________, 1997: [TO BE FILED BY AMENDMENT.]


Trustees and Officers. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by and are officers of Frank Russell Investment Management Company or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

The Investment Company paid $101,459 for the year ended December 31, 1996 to the Trustees as a group who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Investment Company's officers and employees are paid by Frank Russell Investment Management Company or its affiliates.


The following lists the Trustees and officers and their positions with the Investment Company, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with the Investment Company. The mailing address for all Trustees and officers affiliated with the Investment Company is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

An asterisk (*) indicates that the Trustee or officer is an "interested person" of the Investment Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.


*George F. Russell, Jr.--64 years old--Trustee and Chairman of the Board. Trustee and Chairman of the Board, Russell Insurance Funds, Director and Chairman of the Board, Frank Russell Company; Director, Chief Executive Officer and Chairman of the Board, Russell Building Management Company, Inc., Director and Chairman of the Board, Frank Russell Securities, Inc. and Frank Russell Trust Company, Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President of Russell 20-20 Association. January 1957 to March 1993, Chief Executive Officer of Frank Russell Company; March 1982 to November 1995, Chairman of the Board of Frank Russell Investment Management Company.



*Lynn L. Anderson--57 years old--Trustee, President and Chief Executive Officer. Trustee, President and Chief Executive Officer, Russell Insurance Funds, Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc. Trustee, Chairman and President, the SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman, Frank Russell Investment Company Public Limited Company; Director and Chairman of the Board, Frank Russell Company (Delaware); March 1989 to June 1993, Director, Frank Russell Company, Director of Frank Russell Investments (Ireland) Limited; Director and Chairman, Frank Russell Investment Company Public Limited Company. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).



Paul E. Anderson--65 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. President, Vancouver Door Company, Inc., Trustee, Russell Insurance Funds.



Paul Anton, Ph.D.--77 years old--Trustee. 2218 55th Street, N.W., Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). From 1986 to 1991, Visiting Associate Professor, International Marketing School of Business Administration and International Trade Institute, Portland State University, Portland, Oregon; 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.



William E. Baxter--71 years old--Trustee. Trustee, Russell Insurance Funds, 800 North C Street, Tacoma, Washington 98403. Retired.



Lee C. Gingrich--66 years old--Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds. President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer--70 years old--Trustee. 2025 Narrows View Circle, P. O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds. Retired.



*George W. Weber--45 years old--Treasurer and Chief Accounting Officer. Treasurer and Chief Accounting Officer, Russell Insurance Funds; Director of Finance and Operations, Frank Russell Trust Company; Director, Fund Administration and Operations of Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Senior Vice President and Fund Treasurer of the SSgA Funds (Investment Company); March 1993 to January 1996, Vice President, Operations, Funds Management, J.P. Morgan; December 1985 to March 1993, Senior Vice President, Operations, Frank Russell Investment Company, The Laurel Funds, Inc. and The Seven Seas Series Fund (investment companies); Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; Director, Russell Fund Distributors, Inc.



*Randall P. Lert--43 years old--Director of Investments. Director, Investments of Russell Insurance Funds; Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc. April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.



*Karl J. Ege--55 years old--Secretary and General Counsel. Secretary and General Counsel, Russell Insurance Funds,; Director, Secretary and General Counsel of Frank Russell Company; and A Street Investment Associates, Inc.; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company; Director and Assistant Secretary of Frank Russell Company Limited and Russell Systems Ltd. Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company Public Limited Company and Frank Russell Investments (Ireland) Limited; Director and Secretary, Frank Russell Company (Delaware) and Frank Russell International Services, Co., Inc.; Director, Secretary and General Counsel, Russell Fiduciary Services Company and Frank Russell Capital Inc.; Director of Frank Russell Company, S.A., Frank Russell Japan, Frank Russell Company (N.Z.) Limited; Russell Investment Nominee Co. PTY Ltd., Frank Russell Company PTY Limited and Frank Russell Investments (UK) Ltd., Director and Secretary, Russell 20-20 Association. From July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation.



*Peter Apanovitch--51 years old--Manager of Short-Term Investment Funds. Manager of Short- Term Investment Funds, Russell Insurance Funds; Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.





                           TRUSTEE COMPENSATION TABLE*




Trustee               Aggregate               Pension or Retirement     Estimated Annual       Total Compensation
                      Compensation from       Benefits Accrued as Part  Benefits Upon          From the Investment
                      the Investment          of the Investment         Retirement             Company Paid to
                      Company                 Company Expenses                                 Trustees
Lynn L. Anderson      $0                      $0                        $0                     $0

Paul E. Anderson      $20,000                 $0                        $0                     $20,000

Paul Anton, PhD.      $20,000                 $0                        $0                     $20,000

William E. Baxter     $20,000                 $0                        $0                     $20,000

Lee C. Gingrich       $20,000                 $0                        $0                     $20,000

Eleanor W. Palmer     $20,000                 $0                        $0                     $20,000

George F. Russell     $0                      $0                        $0                     $0

                       OPERATION OF THE INVESTMENT COMPANY

Service Providers. Most of the Investment Company's necessary day-to-day operations are performed by separate business organizations under contract to the Investment Company. The principal service providers are:

    Consultant                             Frank Russell Company
    Manager, Transfer and Dividend         Frank Russell Investment Management
       Disbursing Agent                      Company
    Money Managers                         Multiple professional discretionary
                                             investment management organizations
    Custodian and Portfolio                State Street Bank and Trust Company
       Accountant



Consultant. Frank Russell Company, the corporate parent of FRIMCo, was responsible for organizing the Investment Company and provides ongoing consulting services, described in the Prospectuses, to the Investment Company and FRIMCo.






Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris) and Frank Russell Company (N.Z.) Limited (Auckland), and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business as a member of the New York Stock Exchange. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to U.S. personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.



Manager. Frank Russell Investment Management Company provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board of Trustees), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Funds' Liquidity Portfolios. (See, "Investment Policies -- Liquidity Portfolios.") FRIMCo also acts as the Investment Company's transfer agent, dividend disbursing agent and as the money manager for the Money Market and U.S. Government Money Market Funds. FRIMCo, as agent for the Investment Company, pays the money managers' fees for the Funds, as a fiduciary for the Funds.



Prior to April 1, 1995, the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III and Money Market Funds paid no management fee to FRIMCo. Each shareholder entered into a written Asset Management Services Agreement with FRIMCo and agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in any of the Funds. Beginning April 1, 1995, the Investment Company's Management Agreement was amended to provide that each of those Funds will pay an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of those Funds. (See the applicable Prospectus for annual percentage rates.) A shareholder of any of those Funds would continue to enter into a written Asset Management Services Agreement with FRIMCo to obtain separately individual shareholder services, and therefore would pay fees under such agreement based on a specified percentage of average assets which are subject to the agreement concerning FRIMCo's provision of individual shareholder investment services with respect to that shareholder.



Each of the Funds pays an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds. (See the Funds' Prospectuses for the Funds' annual percentage rates.)

The following Funds paid FRIMCo the listed management fees for the years ended December 31, 1996, 1995, and 1994:



                                                       Years Ended
                                         ---------------------------------------
                                         12/31/96         12/31/95     12/31/94
                                         --------         --------     ---------
     Diversified Equity                   $4,728,098    $3,842,471   $3,156,276
     Special Growth                        3,307,757     2,588,270    2,028,150
     Equity Income                         1,504,153     1,314,461    1,196,187
     Quantitative Equity                   4,455,041     3,469,134    2,712,324
     International Securities              6,498,479     5,723,534    5,096,797
     Real Estate Securities                2,943,292     2,065,552    1,541,758
     Diversified Bond                      2,360,391     2,308,823    2,263,561
     Volatility Constrained Bond             836,818       985,215    1,094,128
     Multistrategy Bond                    1,673,473     1,217,039      945,756
     Limited Volatility Tax Free             312,456       294,007      290,090
     U.S. Government Money Market            481,642       338,745      207,926
     Tax Free Money Market                   234,929       214,949      228,123




For the year ended December 31, 1996 and the period from April 1, 1995 through December 31, 1995, the following Funds paid FRIMCo the following management fees:




                                              12/31/96           12/31/95
                                              --------           --------
          Equity I                          $5,261,926         $3,021,465
          Equity II                          2,448,618          1,456,132
          Equity III                         1,340,374            945,888
          Equity Q                           4,392,254          2,434,051
          Equity T                              21,443                 --
          International                      6,569,285          4,112,338
          Emerging Markets                   2,773,817          1,380,549
          Fixed Income I                     1,977,178          1,330,021
          Fixed Income II                      988,312            626,548
          Fixed Income III                   1,483,875            892,253
          Money Market                       1,437,186            980,668

The Equity T Fund commenced operations on October 7, 1996.



Through March 31, 1995, FRIMCo reimbursed the Emerging Markets, Fixed Income III and Multistrategy Bond Funds for all expenses exceeding 0.80%, 0.20% and 0.85% of average daily net assets on an annual basis, respectively. In 1994, reimbursements for the Emerging Markets and Multistrategy Bond Funds were $13,539 and $66,525, respectively. As a result of the reimbursement, management fees paid by the Multistrategy Bond Fund amounted to $879,231.




Effective April 1995 through April 30, 1996, FRIMCo reimbursed the Emerging Markets, Fixed Income III and Multistrategy Bond Funds for all expenses exceeding 2.00%, 0.75% and 0.85% of average daily net assets on an annual basis, respectively. In 1995, reimbursements for the Emerging Markets and Multistrategy Bond Funds were $37,115 and $83,382, respectively. No reimbursement was necessary for the Fixed Income III Fund. As a result of the reimbursements, management fees paid by the Emerging Markets and Multistrategy Bond Funds amounted to $1,343,434 and $1,187,657, respectively. Additionally, FRIMCo waived fees of $261,988 and $980,668 for the U.S. Government Money Market and Money Market Funds, respectively. As a result of the waivers, management fees paid by the U.S. Government Money Market and Money Market Funds amounted to $76,757 and $0, respectively.



Effective May 1, 1996, FRIMCo agreed to waive its management fee for the Equity T, Emerging Markets, Fixed Income III and Multistrategy Bond Funds, to the extent expenses of these Funds exceed 1.00%, 1.95%, 0.75% and0.80% of average daily net asset on an annual basis, respectively. In addition, FRIMCo has agreed to reimburse Equity T for all remaining expenses after Manager waivers which exceed 1.00% of average daily net assets on an annual basis. In 1996, waivers and reimbursements for Equity T and Multistrategy amounted to $51,582 and $157,752, respectively. No waiver nor reimbursement was necessary for the Emerging Markets and Fixed III Funds. As a result of the waivers and reimbursements, management fees paid by the Equity T and Multistrategy Bond Funds amounted $0 and $1,515,721, respectively. Additionally, FRIMCo waived fees of $481,642 and $1,437,186 for the U.S. Government Money Market and Money Market Funds, respectively. As a result of these waivers, no management fees were paid by the U.S. Government Money Market and Money Market Funds.



FRIMCo is a wholly owned subsidiary of Frank Russell Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.



Money Managers. Except with respect to the Money Market and U.S. Government Money Market Funds, the money managers have no affiliations or relationships with the Investment Company or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other consulting clients of Frank Russell Company, other off-shore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization.



From its management fees, FRIMCo, as agent for the Investment Company, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the period ended December 31, 1996, management fees paid to the money managers were: Equity I

$__________; Equity II $___________; Equity III $___________; Fixed Income I
$____________; Fixed Income II $__________; Fixed Income III $___________;
International $__________; Equity Q $___________; Equity T $____________;
Emerging Markets $__________; Diversified Equity $_________; Special Growth $__________; Equity Income $__________; Diversified Bond $___________;
Volatility Constrained Bond $__________; International Securities $___________; Multistrategy Bond $___________; Quantitative Equity $_____________; Real Estate Securities $___________; Limited Volatility Tax Free $___________ and Tax Free Money Market $_______. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by Frank Russell Company as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.



Distributor. Russell Fund Distributors, Inc. serves as the distributor of the Investment Company shares. The distributor receives no compensation from the Investment Company for its services. The distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.



Custodian. State Street Bank and Trust Company ("State Street") serves as the custodian for the Investment Company. State Street also provides the basic portfolio recordkeeping required by each of the Funds for regulatory and financial reporting purposes. Fee these services, State Street is paid an annual fee, in accordance with the following: domestic custody - (i) an annual fee of $3,000 per portfolio per fund, (ii) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the month end net assets of all domestic funds; $0 up to and including $10 billion - .0075%; over $10 billion -
 .0065%; global custody - an annual fee, payable monthly on a pro rata basis, based on the month-end net assets and geographic classification of the investments in the international funds; fund accounting - (i) an annual fee of $10,000 - $24,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $6.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $12.00 per security; multiple class fee of $15,000 per year for each additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the funds for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on invested cash balances is used to offset the Funds' custodian expense.



Transfer and Dividend Disbursing Agent. FRIMCo serves as Transfer Agent for the Investment Company. For this service, FRIMCo is paid a fee of $20.00 per shareholder transaction by all Funds except Money Market, U.S. Government Money Market and Tax Free Money Market Funds. The Money Market, U.S. Government Money Market and Tax Free Money Market Funds pay $15.00 per shareholder transaction. FRIMCo is also reimbursed by the Investment Company for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone.


Independent Accountants. Coopers & Lybrand L.L.P. serves as the independent accountants of the Investment Company. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

Plan Pursuant to Rule 18f-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company whose shares are registered on Form N-1A to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on April 22, 1996, the Investment Company's Board of Trustees (the "Trustees") adopted a Plan Pursuant to Rule 18f-3 (the "Rule 18f-3 plan") on behalf of each Multiple Class Fund. The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain class expenses; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) each class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and
(7) each class of Shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.


Distribution Plan. Under the 1940 Act, the SEC has adopted Rule 12b-1 (the "Rule"), which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, the Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Emerging Markets, Real Estate Securities, Diversified Bond, Volatility Constrained Bond, and Multistrategy Bond Funds (the "Multiple Class Funds") have adopted a distribution plan (the "Distribution Plan") for the Multiple Class Funds' Class C shares, which are described in the respective Funds' Prospectus. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Independent Trustees"), have concluded in conformity with the requirements of the 1940 Act that there is a reasonable likelihood that the Distribution Plan will benefit each respective Multiple Class Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Plan, the Multiple Class Fund's principal underwriter (the "Distributor") represented to the Trustees that the Distributor believes that the Plan should result in increased sales and asset retention for the Multiple Class Funds by enabling the Multiple Class Funds to reach and retain more investors and financial intermediaries (like brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain, in the absence of a Distribution Plan or under an alternative distribution arrangement, the level of sales and asset retention that a Multiple Class Fund would have.


The Distribution Plan provides that each Multiple Class Fund may spend annually, directly or indirectly, up to 0.75% of the average daily net asset value of its Class C Shares for any activities or expenses primarily intended to result in the sale of Class C Shares of a Multiple Class Fund. Such payments by the Company will be calculated daily and paid periodically and shall not be made less frequently than quarterly. The Board of Trustees has presently determined to limit payment under the Distribution Plan to 0.40% of average daily net assets. Any amendment to increase materially the costs that a Multiple Class Fund's Shares may bear for distribution pursuant to the Distribution Plan shall be effective upon a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy. The Distribution Plan does not provide for the Multiple Class Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. The Distribution Plan may not be amended without approval of the holders of the Class C Shares. The Distribution Plan and material amendments to it must be approved annually by all of the Trustees and by the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a Multiple Class Fund's Shares, without penalty at any time by (a) a vote of a majority of the Independent Trustees, or (b) a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Shares of a Multiple Class Fund or (b) sixty-seven percent (67%) or more of the Shares of a Multiple Class Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding Shares of such Fund are present or represented by proxy.

Under the Distribution Plan, the Multiple Class Funds may also enter into agreements ("Selling Agent Agreements") with financial intermediaries and with the Investment Company's Distributor ("Selling Agents"), to provide shareholder servicing with respect to Multiple Class Fund shares held by or for the customers of the financial intermediaries. Such arrangements are more fully described in the Multiple Class Funds' Prospectus under "Distribution and Shareholder Service Plans."


Under the Distribution Plan, the following Multiple Class Funds Class C Shares accrued expenses in the following amounts to Russell Fund Distributors, Inc., as Distributor, for the period November 4, 1996 through December 31, 1996 (these amounts were for compensation to dealers):

         Special Growth                       $447
         Equity Income                          82
         Quantitative Equity                   212
         International Securities              326
         Real Estate Securities                 60
         Diversified Bond                      555


Shareholder Services Plan. A majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Service Plan (as defined below) or in any agreements entered into in connection with the Service Plan (the "Independent Trustees"), has also adopted, on behalf of each Multiple Class Fund a Shareholder Services Plan pertaining to such Funds' Class C shares (the "Service Plan"), effective April 22, 1996.

Under the Service Plan, the Investment Company may compensate the Distributor or any investment advisers, banks, broker-dealers, financial planners or other financial institutions that are dealers of records or holders of record or that have a servicing relationship with the beneficial owners or record holders of Shares of any of the Investment Company's Multiple Class Funds offering such Shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Shares of the Investment Company's Multiple Class Funds. Such payments by the Investment Company will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Shares of any Multiple Class Fund may exceed, on an annual basis, .25% of the average daily net asset value of that Fund's Shares.

Among other things, the Service Plan provides that (1) the Distributor shall provide to the Investment Company's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by it pursuant to the Service Plan, or by Servicing Agents pursuant to Service Agreements, and the purposes for which such expenditures were made; (2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, and any material amendment thereto is approved, by a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose; (3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a Multiple Class Fund's Shares, by a vote of a majority of the Independent Trustees.


Under the Shareholder Services Plan, the following Multiple Class Funds Class C Shares accrued expenses in the following amounts to Russell Fund Distributors, Inc., under a Service Agreement pursuant to Rule 12b-1, for the period November 4, 1996 through December 31, 1996:

         Special Growth                       $279
         Equity Income                          51
         Quantitative Equity                   132
         International Securities              204
         Real Estate Securities                 38
         Diversified Bond                      347

Fund Expenses. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual management fee payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records payable to Frank Russell Company (except for Money Market, Limited Volatility Tax Free, U.S. Government Money Market, Equity T and Tax Free Money Market Funds); state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.


Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.


As of the date of this Statement of Additional Information, FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Funds. These limits may be changed or rescinded at any time. (See, the Investment Company's four Prospectuses, for the expense guarantees.)


Valuation of Fund Shares. The net asset value per share is calculated for each Fund Class on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for trading, and for the Money Market, U.S. Government Money Market, and Tax Free Money Market Funds, any day on which both the New York Stock Exchange is open for trading and the Boston Federal Reserve Bank is open for business. Currently, the New York Stock Exchange is open for trading every weekday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Boston Federal Reserve Bank is open for business Good Friday and every day the New York Stock Exchange is open, except Martin Luther King Day, Columbus Day and Veterans Day.


The International, Emerging Markets, International Securities, Fixed Income I, Diversified Bond, Fixed Income III and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.


Portfolio Transaction Policies. Generally, securities are purchased for Equity I, Equity III, Equity Q, International, Emerging Markets, Fixed Income I, Diversified Equity, Equity Income, Quantitative Equity, International Securities, Real Estate Securities and Diversified Bond Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Equity II, Fixed Income II, Fixed Income III, Special Growth, Volatility Constrained Bond, Multistrategy Bond and Limited Volatility Tax Free Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these Funds. Conversely, Equity T Fund, which seeks to minimize the impact of taxes on its shareholders, attempts to limit short-term capital gains and to minimize the realization of net long-term capital gains. These policies are expected to result in a low portfolio turnover rate for the Equity T Fund.

The portfolio turnover rates for certain Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund is purchasing the same security thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases as the new money manager restructures the former money manager's portfolio. In view of Equity T Fund's investment objective and policies, the Fund's ability to change money managers may be constrained.

The Funds, except the Limited Volatility Tax Free and Equity T Funds, do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.

Portfolio Turnover Rate. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded.

The portfolio turnover rates for the last two years for each Fund (other than the Money Market, U.S. Government Money Market and Tax Free Money Market Funds) were:


                                                      YEARS ENDED
                                                  --------------------
                                                  12/31/96    12/31/95
                                                  --------    --------
Equity I                                                           92%
Equity II                                                          89
Equity III                                                         103
Equity Q                                                           74
Equity T*                                                          --
International                                                      37
Emerging Markets                                                   71
Fixed Income I                                                     138
Fixed Income II                                                    269
Fixed Income III                                                   141
Diversified Equity                                                 93
Special Growth                                                     88
Equity Income                                                      92
Quantitative Equity                                                79
International Securities                                           43
Real Estate Securities                                             23
Diversified Bond                                                   136
Volatility Constrained Bond                                        257
Multistrategy Bond                                                 142
Limited Volatility Tax Free                                        74





* The Equity T Fund commenced operations on October 7, 1996.




A high profile turnover generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities (see "Taxes").


Brokerage Allocations. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager. The Investment Company's Agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Investment Company or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).



In addition, the Agreements authorize FRIMCo and money manager, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.



FRIMCo arranges for the purchase and sale of Investment Company's securities and selects brokers and dealers (including affiliates), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo may select brokers and dealers which provide it with research services and may cause Investment Company to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo to supplement its own research and analysis.



Frank Russell Securities, Inc., an affiliate of FRIMCo, refunds up to 70% of the commissions paid to the Funds effecting such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Funds through Frank Russell Securities, Inc. at the request of the Manager, research services obtained from third party service providers at market rates are provided to the Funds by Frank Russell Securities, Inc. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Funds through Frank Russell Securities, research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities and Real Estate Securities Funds.



Brokerage Commissions. The Board of Trustees reviews, at least annually, the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Frank Russell Company maintains an extensive data base showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.


During the last three years, the brokerage commissions paid by the Funds were:


                                          YEARS ENDED DECEMBER 31,
                                   -----------------------------------------
                                   1996              1995            1994
                                   ----              ----            ----
Equity I                                          $1,492,270      $1,102,030
Equity II                                            452,355         327,972
Equity III                                           470,068         482,877
Equity Q                                             663,851         351,400
Equity T*                                                 --              --
International                                      1,467,692       2,130,525
Emerging Markets                                   1,039,478         635,093
Diversified Equity                                 1,118,548         807,894
Special Growth                                       467,162         382,307
Equity Income                                        413,220         388,380
Quantitative Equity                                  561,459         284,366
International Securities                           1,251,533       1,896,734
Real Estate Securities                               419,508         627,282
    Total                                         $9,817,144      $9,416,860
                                                  ==========      ==========





*    The Equity T commenced operations on October 7, 1996.


The principal reasons for changes in several Funds' brokerage commissions for the three years were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Fixed Income I, Fixed Income II, Fixed Income III, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, Limited Volatility Tax Free, Money Market, U.S. Government Money Market and Tax Free Money Market Funds normally do not pay a stated brokerage commission on transactions.


During the year ended December 31, 1996, approximately $___________ of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.



Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the year ended December 31, 1996 from portfolio transactions effected for the Funds were as follows:


                                                               Percent of Total
Affiliated Broker/Dealer               Commissions               Commissions
--------------------------------------------------------------------------------
Autranet, Inc.
Baring London
Baring Securities
Donaldson, Lufkin & Jenrette
Frank Russell Securities           TO BE FILED BY  AMENDMENT
Fleming Martin
Jardine-Fleming Securities
J.P. Morgan Securities, Inc.
Morgan Guaranty Trust
Ord Minnett, Inc.
Paine Webber, Inc.
Total Affiliate Commissions





The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1996 for the Funds was ____%.

During the year ended December 31, 1996, the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31, 1996, was as follows:




         HOLDINGS OF TOP 10 BROKER-DEALERS AT 12/31/96




                                                Daiwa          Goldman        Merrill      Morgan        Paine      Salomon
FUND                          Bear Stearns   Securities      Sachs & Co.       Lynch       Stanley      Webber     Brothers
----                          -----------    ----------      -----------     --------      -------      ------     --------
Equity I
Equity III
Equity Q
Equity T
International
Fixed Income I
Fixed Income II                 TO BE FILED  BY AMENDMENT
Fixed Income III
Money Market Fund
Diversified Equity
Special Growth
Equity Income
Quantitative Equity
International Securities
Diversified Bond
Volatility Constrained Bond
Multistrategy Bond



At 12/31/96, the Funds [did not have any] holdings in the following top 10 broker-dealers:



                           [TO BE FILED BY AMENDMENT]


Yield and Total Return Quotations. The Funds compute their average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission (the "SEC"), and report average annual total return for each class of shares which they offer. Because the Class C Shares are subject to a 12b-1 Fee and a shareholder services fee, the average annual total return performance of the Class C Shares may be different than the average annual total return performance of the Class S Shares.

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              (n)
       P(1+T)    = ERV

                  Where:     P      = a hypothetical initial payment of $1,000;
                                 T =  average annual total return;
                                 n =  number of years; and
                                      ERV = ending redeemable value of a
                                      hypothetical $1,000 payment made at the
                                      beginning of the one, five or ten year
                                      period at the end of the one, five or ten year period (or fractional portion thereof).




The calculation assumes that all dividends and distributions of each Fund are reinvested at the price stated in the Prospectuses on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Class S Shares and the Class C Shares, except for the Funds listed below, are reported in the respective Prospectuses.



The following Class C Shares were not issued prior to the date of this prospectus. The returns shown below represent results of these Funds' Class S Shares for the periods shown. The deduction of their Rule 12b-1 fees and Shareholder Servicing Fee are not related in the returns shown below. Had such fees been related in the returns above, the returns would have been lower.





                                                              10 Years
                                                 5 Years        Ended       Inception
                                     1 YEAR     Ended Dec.    Dec. 31,     to Dec. 31,
                                    ENDED DEC.   31, 1996       1996           1996       Inception
                                    31, 1996   (Annualized)  (Annualized)  (Annualized)      Date
                                    ----------  ----------   ----------    ------------   ---------
Diversified Equity                   23.29         14.81        14.59        15.77        09/05/85
Emerging Markets                     12.26          ---          ---          8.50        01/29/93
Equity T Fund*                        ---           ---          ---          6.10        10/07/96
Volatility Constrained Bond           4.66          4.64         6.64         6.88        09/05/85
Multistrategy Bond                    4.97          ---          ---          6.66        01/29/93





* The Equity T Fund commenced operations on October 7, 1996.


Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a Fund calculates yields for each class of shares which it offers. Yields for Funds other than Funds investing primarily in money market instruments (the "Money Market Funds") are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:


                         YIELD =  2[(a-b+1)6-1]
                                  -------------
                                          cd


                     Where:  a =  dividends and interest earned during the
                                  period
                             b =  expenses accrued for the period
                                  (net of reimbursements)
                             c =  average daily number of shares
                                  outstanding during the period
                                  that were entitled to receive
                                  dividends
                             d =  the maximum offering price per
                                  share on the last day of the
                                  period.

The yields for the Funds investing primarily in fixed income instruments are reported in the Prospectuses.

Each Money Market Fund computes its current annualized and compound effective annualized yields using standardized methods required by the SEC. The annualized yield for each Money Market Fund is computed by (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7 and subtracting 1.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because each Money Market Fund's yield fluctuates, its yield cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, length of maturities of portfolio securities, the methods used by each fund to compute the yield (methods may differ) and whether there are any special account charges which may reduce effective yield.

Current and effective yields for the Class S Shares of the Money Market Funds are reported in the Funds' Prospectuses.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return.

Each Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

Tax-equivalent yields for the Limited Volatility Tax Free and Tax Free Money Market Funds are calculated by dividing that portion of the yield of the appropriate Fund as computed above which is tax exempt by one, minus a stated income tax rate and adding the product to that quotient, if any, of the yield of the Fund that is not tax exempt. The tax-equivalent yields for the Limited Volatility Tax Free and Tax Free Money Market Funds are reported in the Class S Shares' Specialty Funds' Prospectus.

            INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS

Each Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that Fund. Other policies may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in the Prospectuses.

Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made.

No Fund will:

    1. Invest in any security if, as a result of such investment, less than 75% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies; and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such Fund. Investments by Funds, other than the Tax Free Money Market and U.S. Government Money Market Funds, in shares of the Money Market Fund are not subject to this restriction, or to Investment Restrictions 2, 3, 10 and 14. (See, "Investment Policies -- Cash Reserves.")


    2. Invest 25% or more of the value of the Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities), but such concentration may occur incidentally as a result of changes in the market value of portfolio securities. This restriction does not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry. The Money Market Fund may invest more than 25% of its assets in money market instruments issued by domestic branches of US banks having net assets in excess of $100,000,000. (Please refer to the description of the Real Estate Securities Fund and the Money Market Fund in the applicable Prospectuses for a description of each Fund's policy with respect to concentration in a particular industry.)


    3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

    4. Invest in companies for the purpose of exercising control or management.

    5. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    6. Purchase or sell commodities or commodities contracts, or interests in oil, gas or other mineral exploration or development programs, except stock index and financial futures contracts.

    7. Borrow amounts more than 5% of the Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that a Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. The Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets. Collateral arrangements with respect to margin for futures contracts are not deemed a pledge of assets.

    8. Purchase securities on margin or effect short sales (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments in connection with transactions in futures contracts and related options).

    9. Engage in the business of underwriting securities issued by others or purchase securities, except as permitted by the Limited Volatility Tax Free and Tax Free Money Market Funds' investment objectives.

    10. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.


    11. The Investment Company will not participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account. The purchase of shares of the Money Market Fund by any other Fund shall also not be deemed to be a joint securities trading account.


    12. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors; (ii) the entry into "repurchase agreements;" or (iii) the lending of portfolio securities in the manner generally described in the Funds' Prospectuses' section "Investment Policies -- Lending Portfolio Securities."

    13. Purchase or sell options except to the extent permitted by the policies set forth in the sections "Certain Investments -- Options on Securities and Indices," "Certain Investments -- Foreign Currency Options," "Certain Investments -- Futures Contracts and Options on Future Contracts" and "Certain Investments -- Forward Foreign Currency Contracts" below. The Limited Volatility Tax Free and Tax Free Money Market Funds may purchase municipal obligations from an issuer, broker, dealer, bank or other persons accompanied by the agreement of such seller to purchase, at the Fund's option, the municipal obligation prior to maturity thereof.

    14. The Investment Company will not purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act.

    15. Purchase from or sell portfolio securities to the officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Investment Company, including the Fund's money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

    16. No Fund will issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes.

    Additional fundamental policies are: (a) Equity I, Equity II, Equity III, Equity Q, Equity T, Emerging Markets, Fixed Income III, Diversified Equity, Special Growth, Equity Income, Quantitative Equity and Multistrategy Bond Funds will not invest more than 5% of the current market value of their assets in warrants nor more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges; warrants attached to other securities are not subject to this limitation. (b) Fixed Income I, Fixed Income II, Diversified Bond and Volatility Constrained Bond Funds may acquire convertible bonds which will be disposed of by these Funds in as timely a manner as is practical after conversion. (c) No Fund will purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the Trustees or officers of the Investment Company, or one or more of the officers or directors of the money manager responsible for the investment, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities. Compliance with this policy by the Investment Company's Trustees and officers is monitored by Fund officers.

For purposes of these Investment Restrictions, the Limited Volatility Tax Free and Tax Free Money Market Funds will consider as a separate issuer each: governmental subdivision (i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia) if its assets and revenues are separate from those of the government body creating it and the security is backed by its own assets and revenues; the non-governmental user of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user. The guarantee of a governmental or some other entity is considered a separate security issued by the guarantor as well as the other issuer for Investment Restrictions, industrial development bonds and governmental issued securities. The issuer of all other municipal obligations will be determined by the money manager on the basis of the characteristics of the obligation, the most significant being the source of the funds for the payment of principal and interest.






Investment Policies.

  Cash Reserves. Each Fund, except the Money Market, U.S. Government Money Market and Tax Free Money Market Funds, and their money managers, may elect to invest the Fund's cash reserves in the Money Market Fund. The Money Market Fund and the Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in the Trust's Master Trust Agreement, including voting rights. However, shares of the Money Market Fund issued to other Funds will be voted by the Trustees of the Investment Company in the same proportion as the shares of the Money Market Fund which are held by shareholders which are not Funds. Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund.

  Liquidity Portfolios. A Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect a Fund's performance since the money manager sells the securities for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests.

  The holding of significant amounts of cash is contrary to the investment objectives of the Equity I, Equity II, Equity III, Equity Q, Equity T, International, Diversified Equity, Special Growth, Equity Income, Quantitative Equity and International Securities Funds. The more cash these Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks.


  A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create an equity exposure for cash reserves through the use of options and futures contracts. This will enable the Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.


  Money Market Instruments. The Money Market, U.S. Government Money Market and Tax Free Money Market Funds expect to maintain, but do not guarantee, a net asset value of $1.00 per share for purposes of purchases and redemptions by valuing their Fund shares at "amortized cost." The three Money Market Funds will maintain a dollar-weighted average maturity of 90 days or less. Each of the Funds will invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a Fund's interest in a security is subject to market action. Each Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Funds' securities. The procedures also address such matters as diversification and credit quality of the securities the

Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act. For additional information concerning these Funds, refer to the Prospectuses.

         Russell 1000 Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and American Depository Receipts (ADRs).

         The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

Certain Investments.

         Repurchase Agreements. Each Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by the Fund have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by the Funds' money managers.

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high grade debt obligations of the Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.

         High Risk Bonds. The Funds, other than the Emerging Markets, Fixed Income III and Multistrategy Bond Funds, do not invest assets in securities rated less than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities judged by the money manager to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade." The Funds, other than Emerging Markets, Fixed Income III and Multistrategy Bond Funds, will dispose of securities which they have purchased which drop below these minimum ratings.

         Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

         Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well.

         Risk Factors. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.


         In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

         The managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

         Illiquid Securities. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

         Delayed Delivery Transactions. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" or "when- issued" transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid high grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

         Additionally, under certain circumstances, the International, International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.

         Options and Futures. The Funds, other than the Money Market, US Government Money Market and Tax Free Money Market Funds, may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that the Investment Company's Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

         Options on Securities and Indexes. Each Fund, except as noted above, may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the

British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

         A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a US or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Options on Futures Contracts. A Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Funds avoid being deemed to be a "commodity pool," the Funds are limited in their futures activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions which do not qualify under that hedging test, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

         Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

         Hedging strategies. Stock index futures contracts may be used by the Equity I, Equity II, Equity III, Equity Q, International, Emerging Markets, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Equity T and International Securities Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, a Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund's cash reserves always will be fully exposed to equity market performance.

         Financial futures contracts may be used by the International, Emerging Markets, Fixed Income I, Fixed Income II, Fixed Income III, International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Limited Volatility Tax Free Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

         The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         Foreign Currency Futures Contracts. The Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

         A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

  Risk Factors. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. The risk increases for the Limited Volatility Tax Free Fund since financial futures contracts that may be engaged in are on taxable securities rather than tax exempt securities. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

         In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

         Forward Foreign Currency Exchange Transactions. The Funds may engage in forward foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If a Fund enters into this type of hedging transaction, cash or liquid high grade debt securities will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

         At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

         The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

         If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

         Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

         Forward foreign currency transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.


         Depository Receipts. Each Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts

("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they maybe exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continential Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.



         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.


         Indexed Commercial Paper. Indexed commercial paper is US-dollar denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US-dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Currently only the Fixed Income III and Multistrategy Bond Funds intend to invest in indexed commercial paper, and then only for hedging purposes. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security." If required by the appropriate authorities to assure that investments in indexed commercial paper are not used to achieve investment leverage, a Fund will segregate cash or readily marketable high quality securities in an amount at all times equal or exceeding the Fund's commitment with respect to these contracts.

         US Government Obligations. The types of US government obligations the Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase US government obligations on a forward commitment basis.

    Variable and Floating Rate Securities. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as 90-day US Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

    The U.S. Government Money Market Fund may purchase variable rate US government obligations which are instruments issued or guaranteed by the US government, or an agency or instrumentality thereof, which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate US government obligations whose interest rates are readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

    Variable Amount Master Demand Notes. The Money Market and U.S. Government Money Market Funds, consistent with their fundamental investment objectives, may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. A variable amount master demand note differs from ordinary commercial paper in that (1) it is issued pursuant to a written agreement between the issuer and the holders, (2) its amount may, from time to time, be increased (subject to an agreed maximum) or decreased by the holder of the issue, (3) it is payable on demand, (4) its rate of interest payable varies with an agreed upon formula and (5) it is not typically rated by a rating agency.

    Zero Coupon Securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

    Mortgage-Related and other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Funds may invest in include the securities described below:

    Mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of

Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

    Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

    Risk Factors. Prepayment of principal on mortgage or asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

    Loan Participations. The Fixed Income III and Multistrategy Bond Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale.

    Municipal Obligations. "Municipal obligations" are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

        Municipal Bonds. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.

            General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

            Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.

            Industrial Development Bonds - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.

        Municipal Notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:

            Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.

            Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.

            Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.

            Construction Loan Notes - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.

            Pre-Refunded Municipal Bonds - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.

            Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.

            Tax Free Floating and Variable Rate Demand Notes are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.

            Tax Free Participation Certificates - are tax free floating or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. They are usually purchased by the Limited Volatility Tax Free and Tax Free Money Market Funds to maintain liquidity. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.

            A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund shares, or (3) to maintain the required quality of its investment portfolios.

            The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.

        Demand Notes. The Limited Volatility Tax Free and Tax Free Money Market Funds may purchase municipal obligations with the right to a "put" or "stand-by commitment." A "put" on a municipal obligation obligates the seller of the put to buy within a specified time and at an agreed upon price a municipal obligation the put is issued with. A stand-by commitment is similar to a put except the seller of the commitment is obligated to purchase the municipal obligation on the same day the Fund exercises the commitment and at a price equal to the amortized cost of the municipal obligation plus accrued interest. The seller of the put or stand-by commitment may be the issuer of the municipal obligation, a bank or broker-dealer.

        The Funds will enter into put and stand-by commitments with institutions such as banks and broker-dealers that the Funds' money managers continually believe satisfy the Funds' credit quality requirements. The ability of the Funds to exercise the put or stand-by commitment may depend on the seller's ability to purchase the securities at the time the put or stand-by commitment is exercised or on certain restrictions in the buy back arrangement. Such restrictions may prohibit the Funds from exercising the put or stand-by commitment except to maintain portfolio flexibility and liquidity. In the event the seller would be unable to honor a put or stand-by commitment for financial reasons, the Funds may, in the opinion of Funds' management, be a general creditor of the seller. There may be certain restrictions in the buy back arrangement which may not obligate the seller to repurchase the securities. (See, "Certain Investments -- Municipal Notes -- Tax Free Participation Certificates.")

        The Limited Volatility Tax Free and Tax Free Money Market Funds may purchase from issuers floating or variable rate municipal obligations some of which are subject to payment of principal by the issuer on demand by the Funds (usually not more than thirty days' notice). The Funds may also purchase floating or variable rate municipal obligations or participations therein from banks, insurance companies or other financial institutions which are owned by such institutions or affiliated organizations. Each participation is usually backed by an irrevocable letter of credit, or guaranty of a bank or insurance policy of an insurance company.

    Interest Rate Transactions. The Fixed Income II, Fixed Income III, Volatility Constrained Bond and Multistrategy Bond Funds may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions. The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enter into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

    The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was not used.

    A Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

    Foreign Government Securities. Foreign government securities which the Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

    Brady Bonds. The Fixed Income III and Multistrategy Bond Funds may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.


Credit and Liquidity Enhancements. The Money Market Funds may invest in securities supported by credit and liquidity enhancements from third parties, generally letters of credit from foreign or domestic banks. Adverse changes in the credit quality of these institutions could cause losses to Money Market Funds that invest in these securities and may affect their share price.


                                      TAXES

In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) less than 30% of a Fund's gross income each taxable year may be derived from gains (exclusive of losses) from the sale or other disposition of any stock or securities; any options, futures, or forward contracts; foreign currencies including any options or futures thereon (which are not directly related to a Fund's business in investing) held for less than three months (the "Short-Short Limitation"); (iii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer.

Notwithstanding the Distribution Requirement described above, which only requires each Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus prior-year shortfalls. For this and other purposes, dividends declared by a RIC in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the RIC and received by shareholders on December 31 of such year if the dividends are paid by the RIC at any time through the end of the following January.


At December 31, 1996, certain of the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains of each succeeding year until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:



                            12/31/96    12/31/97    12/31/98    12/31/99    12/31/01    12/31/02    12/31/03
                            --------    --------    --------    --------    --------    --------    --------

Fixed Income I
Fixed Income II
Fixed Income III
Emerging Markets
Money Market
Diversified Bond                              TO BE FILED BY AMENDMENT
Volatility Constrained
   Bond
Limited Volatility Tax
   Free
Real Estate Securities
U.S. Government
   Money Market


    The Equity T Fund. The fundamental documents establishing the Equity T Fund provide that the amount payable upon the redemption of shares of the Fund will be equal to ninety-nine percent of the net asset value per share. The one percent retained by the Fund will be treated by the Fund as a contribution to the capital of the Fund.

    Issues Related to Hedging and Option Investments. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the character for income tax purposes of the income received in connection therewith by a Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain.

    As described above and in the Funds' Prospectuses, the Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts. The Funds anticipate that these investment activities will not prevent the Funds from qualifying as a RIC. As a general rule, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date that the debt securities are acquired and the date of disposition, gains and losses from the disposition of foreign currencies, and gains and losses attributable to options on foreign currencies, forward currency contracts and currency futures contracts will be treated as ordinary income or loss.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Fund's capital gains or losses.

    As noted above and in the Prospectuses, the Funds may acquire forward currency contracts, currency futures contracts and options on foreign currencies to hedge their risk of currency fluctuations with regard to property held or to be held by the Funds, and before the close of the day on which the Funds enter into the contract or options, the Funds will, as a general rule, identify on their records that the contracts or options were entered into as part of a hedging transaction. If the Funds were to invest in a forward currency contract, currency futures contract or option on a foreign currency and offsetting positions in such contracts or options, and if the two offsetting positions were characterized as a straddle (as opposed to a hedge) for federal income tax purposes, then the Funds might not be able to receive the benefit of certain realized losses from the liquidation of one of those positions for an indefinite period of time (i.e., until the gain position and any successor positions are disposed of). The Funds expect that their activities with respect to forward foreign currency contracts, currency futures contracts and options on foreign currencies will not require them, as a general rule, to have to treat such contracts or options as straddle positions for federal income tax purposes. Under current law, unless certain requirements are satisfied, the Funds will be required to calculate separately certain gains and losses attributable to certain of their forward currency contracts, currency futures contracts and options on foreign currencies, even if the Funds acquired the contracts or options to hedge their risk of currency fluctuations with regard to capital assets held or to be held by the Funds. The Internal Revenue Service, however, has the authority to issue additional regulations that would permit or require the Funds either to integrate some or all of their forward currency contracts, currency futures contracts, options on foreign currencies and hedged investments as a single transaction or otherwise to treat the contracts or options in the manner that is consistent with the hedged investments. It is uncertain if or when these regulations will be issued.

    To the extent that a Fund's forward contracts, currency futures contracts or options on foreign currencies can be classified as either regulated futures contracts or foreign currency contracts (as described in section 1256(b) of the Code) (collectively referred to herein as "section 1256 contracts"), such investments will be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Funds may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, except for certain currency related activities (as described above) in which gain or loss is treated as ordinary income or loss, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Funds and the amount of distributions taxable to a shareholder. Moreover, if the Funds invested in both section 1256 contracts and offsetting positions with respect to such contracts, then the Funds might not be able to receive the benefit of certain realized losses for an indeterminate period of time (i.e., until disposition of the "gain leg" of the straddle and any successor position). The Funds expect that their activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause them or their shareholders to be treated as receiving a materially greater amount of ordinary income, capital gains, dividends, or distributions than actually realized or received by the Funds and (b) will permit them to use substantially all of the losses of the Funds for the fiscal years in which such losses actually occur.

    Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

    A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially in any given fiscal year as compared to a fund that did not engage in such hedging transactions.

    The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

    Income (excluding certain gains) from transactions in options and futures contracts derived by a Fund with respect to its business of investing in securities, will qualify as permissible income under the Income Requirement. Furthermore, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds anticipate engaging in hedging transactions that are intended to qualify for this treatment, but at the present time it is not clear whether this treatment will be available to all of a Fund's hedging transactions. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC. Income derived from currencies, options, futures and forward contracts on currencies directly related to a Fund's principal business of investing in stocks or securities is excluded from the Short-Short Limitation computation.

    If a call option written by a Fund expires, the Fund will realize a capital gain equal to the amount of the premium it received for writing the option. If a Fund terminates its obligations under a call option it has written, or if the Fund writes a put option terminating its rights as the holder of a put option, the Fund will realize a capital gain or loss, depending on whether the cost of the closing transaction is less than or exceeds the premium received when the option was written. If a call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security and will realize a long-term or short-term capital gain and loss, depending on the holding period of the underlying security and on whether the sum of the option price received upon the exercise plus the premium received when the option was written exceeds or is less than the basis of the optioned security.

    If an option purchased by a Fund expires, the Fund generally will realize a capital loss equal to the cost of the option, long-term if the option was held for more than one year. If the Fund sells the option, it generally will realize a capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option plus the transaction costs. If the Fund exercises a call option, the cost of the option will be added to the basis of the security purchased. If the Fund exercises a put option, it will realize a capital gain or loss (depending on the Fund's basis for the underlying security), which will be long-term or short-term, depending on the holding period of the underlying security. Any such capital gain will be decreased (or loss increased) by the premium paid for the option.

    FOREIGN INCOME TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle a Fund to a reduced rate on such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.

    If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. Under U.S. Treasury regulations for PFICs, the International, Emerging Markets and International Securities Funds can elect to mark-to-market their PFIC holdings in lieu of paying taxes on gains or distributions therefrom.

    STATE AND LOCAL TAXES. Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                           RATINGS OF DEBT INSTRUMENTS

Corporate and Municipal Bond Ratings.

    Moody's Investors Service, Inc. (Moody's):

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Standard & Poor's Ratings Group ("S&P"):

    AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

    BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB-rating.

    B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

    CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

    CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

    C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

    D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

State, Municipal Notes and Tax Exempt Demand Notes.

    Moody's:

    Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

    MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

    MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

    S&P:

    A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

Commercial Paper Ratings.

    Moody's:

    Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (l) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

    Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

    Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    S&P:

    Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

    A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

    Duff & Phelps, Inc.:

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

    The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

    Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

    Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors.

    Risk factors are minor.

    Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    Good Grade

    Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Satisfactory Grade

    Duff 3--Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    Non-Investment Grade

    Duff 4--Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    Default

    Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

    IBCA, Inc.:

    In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

    IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

    Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

    IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

    A1+--Obligations supported by the highest capacity for timely repayment.

    A1--Obligations supported by a very strong capacity for timely repayment.

    A2--Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    B1--Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

    B2--Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

    C1--Obligations for which there is an inadequate capacity to ensure timely repayment.

    D1--Obligations which have a high risk of default or which are currently in default.

    Fitch Investors Service, Inc. ("Fitch"):

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

    F-1+--Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

    F-3--Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-5--Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D--Default. Issues assigned this rating are in actual or imminent payment default.

Thomson BankWatch ("TBW") Short-Term Ratings:

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


                              FINANCIAL STATEMENTS


The 1996 annual financial statements of the Funds, including notes to the financial statements and financial highlights and the Report of Independent Accountants, are included in the Investment Company's Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.

               FINANCIAL HIGHLIGHTS OF THE EMERGING MARKETS FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year or period ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

EMERGING MARKETS FUND

                                                                  1996           1995         1994         1993++
NET ASSET VALUE, BEGINNING OF YEAR ..........................                 $   12.25     $   13.90     $  10.00
                                                                              ---------     ---------     --------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income .....................................                       .11           .15          .07
  Net realized and unrealized gain (loss) on investments ....                     (1.12)        (1.24)        4.09
                                                                              ---------     ---------     --------
    Total From Investment Operations ........................                     (1.01)        (1.09)        4.16
                                                                              ---------     ---------     --------
Less Distributions:
  Net investment income .....................................                      (.03)         (.10)        (.07)
  In excess of net investment income ........................                      (.02)         (.10)        (.01)
  Net realized gain on investments ..........................                        --          (.31)        (.18)
  In excess of net realized gain on investments .............                     (.03)         (.05)          --
                                                                              ---------     ---------     --------
    Total Distributions .....................................                      (.08)         (.56)        (.26)
                                                                              ---------     ---------     --------
NET ASSET VALUE, END OF YEAR ................................                 $   11.16     $   12.25     $  13.90
                                                                              =========     =========     ========
TOTAL RETURN (%)(a)(c) ......................................                     (8.21)        (5.83)       41.83

RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average net assets (b)(c) .....                      1.75           .80          .80
  Operating expenses, gross, to average net assets (b)(c) ...                      1.80           .83         1.60
  Net investment income to average net assets (b)(c) ........                       .88          1.10         1.33
  Portfolio turnover (b) ....................................                     71.16         57.47        89.99
  Net assets, end of year ($000 omitted) ....................                   172,673       127,271       65,457
  Per share amount of fees waived ($ omitted) ...............                     .0022         .0044        .0016
  Per share amount of fees reimbursed ($ omitted) ...........                     .0032         .0017        .0420

--------------------------------------------------------------------------------

 ++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.

(a)  Periods less than one year are not annualized.

(b)  The ratios for the period ended December 31, 1993, are annualized.

(c) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. Management fees and investment services fees reduce performance; for example, an investment services fee of 0.2% of average managed assets will reduce a 10% return to 9.8%.

 * See notes to Financial Statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

               FINANCIAL HIGHLIGHTS OF THE DIVERSIFIED BOND FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

DIVERSIFIED BOND FUND

                                                      1996          1995          1994          1993         1992           1991
                                                      ----          ----          ----          ----         ----           ----
NET ASSET VALUE, BEGINNING OF YEAR ..............                $   21.53     $   23.73     $   23.49     $   24.29     $   22.81
                                                                 ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................                     1.54          1.46          1.48          1.62          1.72
  Net realized and unrealized gain
    (loss)
    on investments ..............................                     2.18         (2.22)          .83          (.10)         1.61
                                                                 ---------     ---------     ---------     ---------     ---------
    Total From Investment Operations ............                     3.72          (.76)         2.31          1.52          3.33
                                                                 ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income .........................                    (1.56)        (1.42)        (1.48)        (1.63)        (1.69)
  In excess of net investment income ............                      --            --           (.01)          --            --
  Net realized gain on investments ..............                      --            --           (.58)         (.69)         (.16)
  In excess of net realized gain on investments .                      --           (.02)          --            --            --
                                                                 ---------     ---------     ---------     ---------     ---------
    Total Distributions .........................                    (1.56)        (1.44)        (2.07)        (2.32)        (1.85)
                                                                 ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR ....................                $   23.69     $   21.53     $   23.73     $   23.49     $   24.29
                                                                 =========     =========     =========     =========     =========
TOTAL RETURN (%) ................................                    17.76         (3.25)        10.02          6.57         15.29
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average assets ....                      .59           .56           .58           .62           .74
  Operating expenses, gross, to average assets ..                      .59           .56           .58           .67           .74
  Net investment income to average net assets ...                     6.69          6.57          6.13          6.79          7.38
  Portfolio turnover ............................                   135.85        153.21        177.74        228.37        130.96
  Net assets, end of year ($000 omitted) ........                  513,808       525,315       477,341       412,394       344,081
  Per share amount of fees waived
    ($ omitted) .................................                      --            --            --          .0115           --


                                                        1990          1989          1988          1987
                                                        ----          ----          ----          ----
NET ASSET VALUE, BEGINNING OF YEAR ..............    $   22.90     $   22.38     $   22.38     $   25.00
                                                     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................         1.74          1.87          1.69          1.55
  Net realized and unrealized gain
    (loss)
    on investments ..............................         (.09)          .83          (.02)        (1.28)
                                                     ---------     ---------     ---------     ---------
    Total From Investment Operations ............         1.65          2.70          1.67           .27
                                                     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS:
  Net investment income .........................        (1.74)        (1.92)        (1.67)        (1.65)
  In excess of net investment income ............          --            --            --            --
  Net realized gain on investments ..............          --           (.26)          --          (1.24)
  In excess of net realized gain on investments .          --            --            --            --
                                                     ---------     ---------     ---------     ---------
    Total Distributions .........................        (1.74)        (2.18)        (1.67)        (2.89)
                                                     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR ....................    $   22.81     $   22.90     $   22.38     $   22.38
                                                     =========     =========     =========     =========
TOTAL RETURN (%) ................................         7.58         12.52          7.67          1.25
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average assets ....          .88           .93           .93           .90
  Operating expenses, gross, to average assets ..          .93           .88           .93           .90
  Net investment income to average net assets ...         7.89          8.16          7.48          7.05
  Portfolio turnover ............................        94.88        195.14        197.15        180.54
  Net assets, end of year ($000 omitted) ........      294,677       230,156       211,656       197,730
  Per share amount of fees waived
    ($ omitted) .................................          --            --            --            --

--------------------------------------------------------------------------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

          FINANCIAL HIGHLIGHTS OF THE VOLATILITY CONSTRAINED BOND FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.


VOLATILITY CONSTRAINED BOND FUND

                                            1996        1995           1994           1993           1992           1991
NET ASSET VALUE, BEGINNING OF YEAR ....               $   18.64      $   19.78      $   19.51      $   20.33      $   19.51
                                                      ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............                    1.21           1.15            .82           1.34           1.45
  Net realized and unrealized gain
    (loss)
    on investments ....................                     .58          (1.16)           .45           (.88)           .80
                                                      ---------      ---------      ---------      ---------      ---------
    Total From Investment Operations ..                    1.79           (.01)          1.27            .46           2.25
                                                      ---------      ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
  Net investment income ...............                   (1.22)         (1.13)          (.71)         (1.28)         (1.43)
  Net realized gain on investments ....                 --             --             --             --             --
  Tax Return of capital ...............                 --             --                (.29)       --             --
                                                      ---------      ---------      ---------      ---------      ---------
    Total Distributions ...............                   (1.22)         (1.13)         (1.00)         (1.28)         (1.43)
                                                      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF YEAR ..........               $   19.21      $   18.64      $   19.78      $   19.51      $   20.33
                                                      =========      =========      =========      =========      =========
TOTAL RETURN (%) ......................                    9.89           (.02)          6.67           2.29          12.00
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets ............................                     .71            .67            .66            .68            .62
  Net investment income to average
    net assets ........................                    6.33           5.97           5.79           6.74           7.34
  Portfolio turnover ..................                  256.72         182.65         220.77         312.05         159.20
  Net assets, end of year ($000
    omitted) ..........................                 181,881        195,007        225,672        292,909        293,603



                                             1990           1989            1988           1987
NET ASSET VALUE, BEGINNING OF YEAR ....    $   19.37      $   19.14       $   19.21      $   20.06
                                           ---------      ---------       ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............         1.52           1.66            1.55           1.48
  Net realized and unrealized gain
    (loss)
    on investments ....................          .13            .30            (.10)          (.67)
                                           ---------      ---------       ---------      ---------
    Total From Investment Operations ..         1.65           1.96            1.45            .81
                                           ---------      ---------       ---------      ---------
LESS DISTRIBUTIONS:
  Net investment income ...............        (1.51)         (1.73)          (1.59)
  Net realized gain on investments ....      --             --              --                (.07)
  Tax Return of capital ...............      --             --              --             --
                                           ---------      ---------       ---------      ---------
    Total Distributions ...............        (1.51)         (1.73)          (1.66)
                                           ---------      ---------       ---------      ---------
NET ASSET VALUE, END OF YEAR ..........    $   19.51      $   19.37       $   19.14      $   19.21
                                           =========      =========       =========      =========
TOTAL RETURN (%) ......................         8.92          10.64            7.77           4.27
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses to average net
    assets ............................          .62            .61             .59            .58
  Net investment income to average
    net assets ........................         7.88           8.41            7.97           7.75
  Portfolio turnover ..................       181.66         331.12          238.69         190.36
  Net assets, end of year ($000
    omitted) ..........................      240,887        214,745         234,095        251,702

--------------------------------------------------------------------------------

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

              FINANCIAL HIGHLIGHTS OF THE MULTISTRATEGY BOND FUND*

    The following table contains important financial information relating to the Fund and has been audited by Coopers & Lybrand L.L.P., the Investment Company's independent accountants. The table includes selected data for a share outstanding throughout each year ended December 31, and other performance information derived from the financial statements. The information in the table represents the Financial Highlights for the Fund's Class S Shares for the periods shown. The table appears in the Fund's financial statements and related notes, which are incorporated by reference into the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P. in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Investment Company.

MULTISTRATEGY BOND FUND

                                                                            1996         1995           1994         1993++
                                                                            ----         ----           ----         ------
           NET ASSET VALUE, BEGINNING OF YEAR                                         $    9.29      $   10.31      $  10.00
                                                                                      ---------      ---------      --------
           INCOME FROM INVESTMENT OPERATIONS:
             Net investment income                                                          .65            .58           .46
             Net realized and unrealized gain (loss) on  investments                        .97          (1.03)          .40
                                                                                      ---------      ---------      --------
               Total From Investment Operations                                            1.62           (.45)          .86
                                                                                      ---------      ---------      --------
           Less Distributions:
             Net investment income                                                         (.66)          (.57)         (.46)
             Net realized gain on investments                                               --             --           (.08)
             In excess of net realized gain on investments                                  --             --           (.01)
                                                                                      ---------      ---------      --------
               Total Distributions                                                         (.66)          (.57)         (.55)
                                                                                      ---------      ---------      --------
           NET ASSET VALUE, END OF YEAR                                               $   10.25      $    9.29      $  10.31
                                                                                      =========      =========      ========
           TOTAL RETURN (%)(A)                                                            17.92          (4.35)         8.74
           RATIOS (%)/SUPPLEMENTAL DATA:
             Operating expenses, net, to average net assets (b)                             .85            .85           .85
             Operating expenses, gross, to average net assets (b)                           .89            .90          1.20
             Net investment income to average net assets (b)                               6.61           6.26          5.60
             Portfolio turnover (b)                                                      142.26         136.39        188.95
             Net assets, end of year ($000 omitted)                                     218,765        173,035        98,374
             Per share amount of fees waived ($ omitted)                                    --             --          .0002
             Per share amount of fees reimbursed ($ omitted)                               .004           .004         .0286

--------------------------------------------------------------------------------

++ For the period January 29, 1993 (commencement of operations) to December 31, 1993.

(a) Periods less than one year are not annualized.

(b) The ratios for the period ended December 31, 1993 are annualized.

* See the notes to financial statements which appear in the Investment Company's Annual Report to Shareholders and which are incorporated by reference into the Statement of Additional Information.

                        FRANK RUSSELL INVESTMENT COMPANY
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700

                            LIFEPOINTS STRATEGY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                               ____________, 1997

Frank Russell Investment Company is a single legal entity organized as a Massachusetts business trust. The Investment Company operates 28 different investment portfolios referred to as "Funds." The Investment Company offers shares of beneficial interest in the Funds in five separate prospectuses.



This Statement of Additional Information ("Statement") describes the Class D Shares of the five Funds listed below (the "LifePoints Strategy Funds"), each of which invests in different combinations of other Funds (the "Underlying Funds") which invests in different combinations of stocks, bonds and cash equivalents. As of the date of the Statement, the Investment Company offers Class D Shares in the following LifePoints Strategy Funds:


                      FUND                           PROSPECTUS DATE
             Aggressive Strategy Fund                  _______,1997
              Balanced Strategy Fund                   _______,1997
              Moderate Strategy Fund                   _______,1997
            Conservative Strategy Fund                 _______,1997
           Equity Balance Strategy Fund                _______,1997

The LifePoints Strategy Funds were not offered for public investment prior to the date of this Statement. The Underlying Funds commenced operations on the date set forth opposite the respective Fund's name:

                      FUND                            INCEPTION DATE
            Diversified Equity Fund                 September 5, 1985
              Special Growth Fund                   September 5, 1985
            Quantitative Equity Fund                   May 15, 1987
          International Securities Fund             September 5, 1985
              Diversified Bond Fund                 September 5, 1985
        Volatility Constrained Bond Fund            September 5, 1985
             Multistrategy Bond Fund                 January 29, 1993
           Real Estate Securities Fund                July 28, 1989
              Emerging Markets Fund                  January 29, 1993

The Underlying Funds, and the Investment Company's other Funds, had aggregate net assets of $_______________ on ___________, 1997.


Each of the LifePoints Strategy Funds presently offers interests in Class D Shares. While each of the LifePoints Strategy Funds is authorized to offer shares of beneficial interest in two other classes of shares, the Class S Shares and the Class E Shares, those classes of shares are not presently offered for public investment. This Statement relates solely to the Class D Shares of the LifePoints Strategy Funds.



This Statement supplements or describes in greater detail information concerning the Investment Company, the LifePoints Strategy Funds, the Underlying Funds and the Class D Shares contained in the Prospectus of the LifePoints Strategy Funds dated ___________, 1997. This Statement is not a prospectus; the Statement should be read in conjunction with the LifePoints Strategy Funds' Prospectus. The Prospectus may be obtained without charge by telephoning or writing the Investment Company at the number or address shown above.

Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                          Page

STRUCTURE AND GOVERNANCE.......................................................
  Organization and Business History............................................
  Shareholder Meetings.........................................................
  Controlling Shareholders.....................................................
  Trustees and Officers........................................................

OPERATION OF THE INVESTMENT COMPANY............................................
  Service Providers............................................................
  Consultant...................................................................
  Manager......................................................................
  Money Managers...............................................................
  Distributor..................................................................
  Custodian....................................................................
  Transfer and Dividend Disbursing Agent.......................................
  Independent Accountants......................................................
  Plan Pursuant to Rule 18f-3..................................................
  Distribution Plan............................................................
  Shareholder Services Plan....................................................
  Underlying Fund Expenses.....................................................
  LifePoints Strategy Fund Expenses............................................
  Valuation of the LifePoints Strategy Fund Shares.............................
  Pricing of Securities........................................................
  Portfolio Turnover Rates of the LifePoints
    Strategy Funds.............................................................
  Portfolio Transaction Policies of the Underlying Funds.......................
  Brokerage Allocations........................................................
  Brokerage Commissions........................................................
  Yield and Total Return Quotations............................................

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES OF THE
LIFEPOINTS STRATEGY FUNDS
  Investment Restrictions......................................................
  Investment Policies and Practices of the LifePoints
    Strategy Funds.............................................................

INVESTMENT POLICIES OF THE UNDERLYING FUNDS ...................................
  Investment Practices.........................................................

TAXES..........................................................................

RATINGS OF DEBT INSTRUMENTS....................................................

                            STRUCTURE AND GOVERNANCE

Organization and Business History. The Investment Company commenced business operations as a Maryland corporation in October, 1981 and on January 2, 1985 reorganized as a Massachusetts business trust.

The Investment Company is currently organized and operates under an amended Master Trust Agreement dated July 26, 1984 and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of the Investment Company as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the shares of the Investment Company or Fund, respectively.

The Investment Company is authorized to issue shares of beneficial interest, and may divide the shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." The Trustees may, without seeking shareholder approval, create additional Funds at any time. The amended Master Trust Agreement provides that a shareholder may be required to redeem shares in a Fund under circumstances set forth in the Master Trust Agreement.


The Investment Company's Funds are authorized to issue shares of beneficial interest in one or more classes. Each of the five LifePoints Strategy Funds described in this Statement offers shares of beneficial interest in the Class D Shares. The Class D Shares are subject to a Rule 12b-1 fee of up to .75% (presently limited to .25%), and a shareholder services fee of up to .25%. While the LifePoints Strategy Funds are authorized to offer shares of beneficial interest in two other classes of shares--the Class S Shares and the Class E Shares--these shares are not currently available for public investment. Unless otherwise indicated, "shares" in this Statement refers to the Class D Shares of the LifePoints Strategy Funds.


Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The amended Master Trust Agreement also provides that the Investment Company shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Shareholder Meetings. The Investment Company will not have an annual meeting of shareholders, but special meetings may be held. Special meetings may be convened by (i) the Board of Trustees, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding shares by giving notice of the special meeting to shareholders.

Controlling Shareholders. The Trustees have the authority and responsibility to manage the business of the Investment Company, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of the Investment Company shares outstanding. Under these circumstances, no one person, entity or shareholder "controls" the Investment Company.

The following shareholders owned 5% or more of the voting shares of the Investment Company or of the Underlying Funds at _____________, 1997: [TO BE FILED BY AMENDMENT]

The LifePoints Strategy Funds were not offered for public investment prior to the date of this Statement.

Trustees and Officers. The Board of Trustees is responsible for overseeing generally the operation of the Funds. The officers, all of whom are employed by and are officers of Frank Russell Investment Management Company or its affiliates, are responsible for the day-to-day management and administration of the Funds' operations.

The Investment Company paid $103,248 for the year ended December 31, 1996 to the Trustees as a group who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. The Investment Company's officers and employees are paid by Frank Russell Investment Management Company or its affiliates.

The following lists the Trustees and officers and their positions with the Investment Company, their ages, their present and principal occupations during the past five years and the mailing addresses of Trustees who are not affiliated with the Investment Company. The mailing address for all Trustees and officers affiliated with the Investment Company is Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402.

An asterisk (*) indicates that the Trustee or officer is an "interested person" of the Investment Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As used in the table, "Frank Russell Company" includes its corporate predecessor, Frank Russell Co., Inc.

*George F. Russell, Jr.--64 years old--Trustee and Chairman of the Board. Trustee and Chairman of the Board, Russell Insurance Funds, Director and Chairman of the Board, Frank Russell Company; Director, Chief Executive Officer and Chairman of the Board, Russell Building Management Company, Inc.; Director and Chairman of the Board, Frank Russell Securities, Inc. and Frank Russell Trust Company; Director, Frank Russell Investment Management Company; Director, Chairman of the Board and President, Russell 20-20 Association. March 1988 to April 1992, Director of Russell-Zisler, Inc. (real estate consulting); January 1957 to March 1993, Chief Executive Officer of Frank Russell Company; March 1982 to November 1995, Chairman of the Board of Frank Russell Investment Management Company.

*Lynn L. Anderson--57 years old--Trustee, President and Chief Executive Officer. Trustee, President and Chief Executive Officer, Russell Insurance Funds, Director, Chief Executive Officer and Chairman of the Board, Russell Fund Distributors, Inc.; Trustee and President, The SSgA Funds (investment company); Director, Chief Executive Officer and Chairman of the Board, Frank Russell Investment Management Company; Director, Chief Executive Officer and President, Frank Russell Trust Company; Director and Chairman, Frank Russell Investment Company Public Limited Company; Director and Chairman of the Board, Frank Russell Company (Delaware); March 1989 to June 1993, Director, Frank Russell Company; Director of Frank Russell Investments (Ireland) Limited. Until September 1994, Director and President, The Laurel Funds, Inc. (investment company).

Paul E. Anderson--65 years old--Trustee. 23 Forest Glen Lane, Tacoma, Washington 98409. Trustee, Russell Insurance Funds, President, Vancouver Door Company, Inc.

Paul Anton, Ph.D.--77 years old--Trustee. 2218 55th Street, N.W., Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds, President, Paul Anton and Associates (Marketing Consultant on emerging international markets for small corporations). From 1986 to 1991, Visiting Associate Professor, International Marketing School of Business Administration and International Trade Institute, Portland State University, Portland, Oregon; 1991-1994, Adjunct Professor, International Marketing, University of Washington, Tacoma, Washington.

William E. Baxter--71 years old--Trustee. 800 North C Street, Tacoma, Washington 98403. Trustee, Russell Insurance Funds, Retired.

Lee C. Gingrich--66 years old--Trustee. 1730 North Jackson, Tacoma, Washington 98406. Trustee, Russell Insurance Funds, President, Gingrich Enterprises, Inc. (Business and Property Management).

Eleanor W. Palmer--68 years old--Trustee. 2025 Narrows View Circle, P. O. Box 1057, Gig Harbor, Washington 98335. Trustee, Russell Insurance Funds, Retired.

*George W. Weber--45 years old--Treasurer and Chief Accounting Officer. Trustee and Chief Accounting Officer, Russell Insurance Funds, Director of Finance and Operations, Frank Russell Trust Company; Director, Fund Administration and Operations of Frank Russell Investment Management Company and Russell Fund Distributors, Inc.; Senior Vice President and Fund Treasurer of The SSgA Funds (investment company); March 1993 to January 1996, Vice President, Operations, Funds Management, J.P. Morgan; December 1985 to March 1993, Senior Vice President, Operations, Frank Russell Investment Company, The Laurel Funds, Inc. and The Seven Seas Series Fund (investment companies); Director of Operations, Frank Russell Investment Management Company and Frank Russell Trust Company; Director, Russell Fund Distributors, Inc.

*Randall P. Lert--43 years old--Director of Investments. Director of Investments, Russell Insurance Funds, Senior Investment Officer and Director of Investment Services, Frank Russell Trust Company; Director and Chief Investment Officer, Frank Russell Investment Management Company; Director and Chief Investment Officer, Russell Fund Distributors, Inc.; April 1990 to November 1995, Director of Investments of Frank Russell Investment Management Company.

*Karl J. Ege--55 years old--Secretary and General Counsel. Director, Secretary and General Counsel, Russell Insurance Funds, Secretary and General Counsel of Frank Russell Company; Secretary and General Counsel of Frank Russell Investment Management Company, Frank Russell Trust Company and Russell Fund Distributors, Inc.; Director and Secretary of Russell Building Management Company; Director and Assistant Secretary of Frank Russell Company Limited and Russell Systems Ltd.; Director, Frank Russell Investment Company LLC, Frank Russell Investments (Cayman) Ltd., Frank Russell Investment Company Public Limited Company and Frank Russell Investments (Ireland) Limited; Director and Secretary, Frank Russell Company (Delaware) and Frank Russell International Services, Co., Inc.; Director, Secretary and General Counsel, Russell Fiduciary Services Company and Frank Russell Capital Inc.; Director of Frank Russell Company, S.A., Frank Russell Japan, Frank Russell Company (N.Z.) Limited and Russell Investment Nominee Co. PTY Ltd., Frank Russell Company PTY Limited, and Frank Russell Investments (UK) Limited; Director and Secretary, Russell 20-20 Association. From July 1992 to June 1994, Director, President and Secretary of Frank Russell Shelf Corporation. From 1972 to 1991, Partner, Bogle and Gates (law firm).

*Peter Apanovitch--51 years old--Manager of Short-Term Investment Funds. Manager of Short-Term Investment Funds, Russell Insurance Funds, Manager of Short-Term Investment Funds, Frank Russell Investment Management Company and Frank Russell Trust Company.



----------------------------------------------------------------------------------------------

                                          TRUSTEE COMPENSATION TABLE*

----------------------------------------------------------------------------------------------
TRUSTEE                  AGGREGATE        PENSION OR          ESTIMATED        TOTAL
                         COMPENSATION     RETIREMENT          ANNUAL BENEFITS  COMPENSATION
                         FROM THE         BENEFITS ACCRUED    UPON             FROM THE
                         INVESTMENT       AS PART OF THE      RETIREMENT       INVESTMENT
                         COMPANY          INVESTMENT                           COMPANY PAID TO
                                          COMPANY                              TRUSTEES
                                          EXPENSES
----------------------------------------------------------------------------------------------
Lynn L. Anderson         $0               $0                  $0               $0
----------------------------------------------------------------------------------------------
Paul E. Anderson         $20,000          $0                  $0               $20,000
----------------------------------------------------------------------------------------------
Paul Anton, PhD.         $20,000          $0                  $0               $20,000
----------------------------------------------------------------------------------------------
William E. Baxter        $20,000          $0                  $0               $20,000
----------------------------------------------------------------------------------------------
Lee C. Gingrich          $20,000          $0                  $0               $20,000
----------------------------------------------------------------------------------------------
Eleanor W. Palmer        $20,000          $0                  $0               $20,000
----------------------------------------------------------------------------------------------
George F. Russell        $0               $0                  $0               $0
----------------------------------------------------------------------------------------------

                       OPERATION OF THE INVESTMENT COMPANY

Service Providers. Most of the Investment Company's necessary day-to-day operations are performed by separate business organizations under contract to the Investment Company. The principal service providers are:

    Consultant                         Frank Russell Company
    Manager, Transfer and Dividend     Frank Russell Investment Management
      Disbursing Agent                   Company
    Money Managers for the             Multiple professional discretionary
      Underlying Funds                   investment management organizations
    Custodian and Portfolio            State Street Bank and Trust Company
      Accountant

Consultant. Frank Russell Company, the corporate parent of Frank Russell Investment Management Company ("FRIMCo"), was responsible for organizing the Investment Company and provides ongoing consulting services, described in the Prospectus, to the Investment Company and FRIMCo. FRIMCo does not pay Frank Russell Company an annual fee for consulting services.

Frank Russell Company provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company, and to high net worth individuals and families ($100 million) through its Russell Private Investment Division. Frank Russell Company also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company London (Frank Russell Company Limited), Frank Russell Canada (Frank Russell Canada Limited/Limitee), Frank Russell Australia (Frank Russell Company Pty., Limited), Frank Russell Japan, Frank Russell AG (Zurich), Frank Russell Company S.A. (Paris) and Frank Russell Company (N.Z.) Limited (Auckland), and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers through its Russell Data Services Division. Frank Russell Securities, Inc., a wholly owned subsidiary of Frank Russell Company, carries on an institutional brokerage business as a member of the New York Stock Exchange. Frank Russell Capital Inc., a wholly owned subsidiary of Frank Russell Company, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of Frank Russell Company, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investments (Cayman) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of Frank Russell Company, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of Frank Russell Company, provides services to U.S. personnel secunded to overseas enterprises. Russell Fiduciary Services Company, a wholly owned subsidiary of Frank Russell Company, provides fiduciary services to pension and welfare benefit plans and other institutional investors. The mailing address of Frank Russell Company is 909 A Street, Tacoma, WA 98402.

Manager. FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties such as the money managers (in the case of the Underlying Funds) and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Underlying Funds (subject to approval by the Board of Trustees), allocates assets among money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Underlying Funds' Liquidity Portfolios. (See, "Investment Policies of the Underlying Funds -- Liquidity Portfolios.") FRIMCo also acts as the Investment Company's transfer agent and dividend disbursing agent. FRIMCo, as agent for the Investment Company, pays the money managers' fees for the Underlying Funds, as a fiduciary for the Underlying Funds.

Each of the Underlying Funds pays an annual management fee directly to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Underlying Funds. (See the Prospectuses for the Underlying Funds' annual percentage rates.)

The Underlying Funds paid FRIMCo the listed management fees for the years ended December 31, 1996, 1995 and 1994:

                                                          YEARS ENDED
                                             ---------------------------------------
                                              12/31/96      12/31/95       12/31/94
                                             ----------    ----------     ----------
       Diversified Equity                    $4,728,098    $3,842,471     $3,156,276
       Special Growth                         3,306,695     2,588,270      2,028,150
       Quantitative Equity                    4,454,628     3,469,134      2,712,324
       International Securities               6,497,074     5,723,534      5,096,797
       Diversified Bond                       2,359,767     2,308,823      2,263,561
       Volatility Constrained Bond              836,818       985,215      1,094,128
       Multistrategy Bond                     1,673,473     1,217,039        945,756
       Real Estate Securities                 2,943,165     2,065,552      1,541,758
       Emerging Markets*                      2,773,817     1,380,549            N/A

*Prior to April 1, 1995, the Emerging Markets Fund paid no management fees to FRIMCo, as each shareholder of such Funds had entered into a written Asset Management Services Agreement with the FRIMCo. Under such Agreements, the shareholders had agreed to pay annual fees, billed quarterly on a pro rata basis and calculated as a specified percentage of the average assets which the shareholder had invested at each month end in any of such Funds. Beginning April 1, 1995, the Investment Company's Management Agreement was amended to provide that the Emerging Markets Fund would pay an annual management fee, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of the Fund. When applicable, a shareholder of the Emerging Markets Fund continues to enter into a written Asset Management Services Agreement with FRIMCo to obtain separately individual shareholder services, and pays fees under such agreement based on a specified percentage of average assets which are subject to the Asset Management Services Agreement relating to FRIMCo's provision of individual shareholder investment services with respect to that shareholder.

Effective May 1, 1996, FRIMCo agreed to waive its management fee for the Emerging Markets and Multistrategy Bond Funds, to the extent Fund level expenses of these Funds exceed 1.95% and 0.80% of average daily net assets on an annual basis, respectively. In 1996, waivers and reimbursements for Multistrategy Bond Fund amounted to $157,752. No waiver nor reimbursement was necessary for the Emerging Markets Funds. As a result of the waivers and reimbursements, management fees paid by the Multistrategy Bond Fund amounted to $1,515,721.

Through March 31, 1995, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding .80% of average daily net assets on an annual basis. Effective April, 1995 through April 30, 1996, FRIMCo reimbursed the Emerging Markets Fund for all expenses exceeding 2.00% of average daily net assets on an annual basis. In 1995, reimbursements for the Emerging Markets Fund were $37,115. As a result of the reimbursements, management fees paid by the Emerging Markets Fund amounted to $1,343,434.

While FRIMCo will perform asset allocation services for the LifePoints Strategy Funds (i.e., determining the percentages of the Underlying Funds which will be purchased by each LifePoints Strategy Fund, and periodically adjusting the percentages), FRIMCo presently is not compensated for such services.

FRIMCo is a wholly owned subsidiary of Frank Russell Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.

Money Managers. The money managers of the Underlying Funds have no affiliations or relationships with the Investment Company or FRIMCo other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Underlying Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisors or discretionary managers for Frank Russell Trust Company, other consulting clients of Frank Russell Company, other off-shore vehicles and/or for accounts which have no business relationship with the Frank Russell Company organization.

Distributor. Russell Fund Distributors, Inc. serves as the distributor of the Investment Company shares. The distributor receives no compensation from the Investment Company for its services. The distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Custodian. State Street Bank and Trust Company ("State Street") serves as the custodian for the Investment Company. State Street also provides the basic portfolio recordkeeping required by each of the Underlying Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee, in accordance with the following: domestic custody - (i) an annual fee of $3,000 per portfolio per fund, (ii) an annual fee, payable monthly on a pro rata basis, based on the following percentages of the month end net assets of all domestic funds: $0 up to and including $10 billion - .0075%; over $10 billion - .0065%; global custody - an annual fee, payable monthly on a pro rata basis, based on other month-end net assets and geographic classification of the investments in the international funds; fund accounting - (i) an annual fee of $10,000 - $24,000 per portfolio per fund, (ii) an annual fee of 0.015% - 0.030%, payable monthly on a pro rata basis, based on daily average net assets of each Fund; securities transaction charges from $6.50 to $100.00 per transaction; monthly pricing fees of $375.00 per portfolio and $6.00 to $12.00 per security; multiple class fee of $15,000 per year for reach additional class of shares; and yield calculation fees of $4,200 per fixed income fund per year. State Street is reimbursed by the Funds for supplying certain out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. Additionally, the following fees will be assessed in the Fund of Funds environment: (i) daily priced accounting fee of $1,000 per month (ii) monthly priced accounting fee of $500 per month and (iii) transaction fee of $5 per transaction. In addition, interest earned on univested cash balances is used to offset the custodian expense.

Transfer and Dividend Disbursing Agent. FRIMCo serves as Transfer Agent for the Investment Company. For this service, FRIMCo is paid a fee of $20.00 per shareholder transaction by each Underlying Fund. FRIMCo is also reimbursed by the Investment Company for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. LifePoints Strategy Funds investments into the Underlying Funds will not be charged a fee.

Independent Accountants. Coopers & Lybrand L.L.P. serves as the independent accountants of the Investment Company. Coopers & Lybrand L.L.P. is responsible for performing annual audits of the financial statements and financial highlights in accordance with generally accepted auditing standards and a review of federal tax returns. The mailing address of Coopers & Lybrand L.L.P. is One Post Office Square, Boston, MA 02109.

Plan Pursuant to Rule 18f-3. On February 23, 1995, the Securities and Exchange Commission (the "SEC") adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company whose shares are registered on Form N-1A to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on April 22, 1996, the Investment Company's Board of Trustees (the "Trustees") adopted and, on November 4, 1996 amended, a plan pursuant to Rule 18f-3 (the "Rule 18f-3 plan") on behalf of each Fund that issues multiple classes of shares (each a "Multiple Class Fund"). The key features of the Rule 18f-3 plan are as follows: shares of each class of a Multiple Class Fund represent an equal pro rata interest in the underlying assets of that Fund, and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class of shares offered in connection with a Rule 12b-1 plan would bear certain fees under its respective plan and would have exclusive voting rights on matters pertaining to that plan and any related agreements; (2) each class of shares may contain a conversion feature; (3) each class of shares may bear differing amounts of certain expenses allowable to such class; (4) different policies may be established with respect to the payment of distributions on the classes of shares of a Multiple Class Fund to equalize the net asset values of the classes or, in the absence of such policies, the net asset value per share of the different classes may differ at certain times; (5) a class of shares of a Multiple Class Fund might have different exchange privileges from another class; (6) each class of shares of a Multiple Class Fund would have a different class designation from another class of that Fund; and (7) each class of shares offered in connection with a shareholder servicing plan would bear certain fees under its respective plan.

Distribution Plan. Under the 1940 Act, the SEC has adopted Rule 12b-1 (the "Rule"), which regulates the circumstances under which the Funds may, directly or indirectly, bear distribution expenses. The Rule provides that the Funds may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each of the LifePoints Strategy Funds has adopted a distribution plan (the "Distribution Plan") for the LifePoints Strategy Funds' Class D Shares, which are described in the Prospectus. In adopting the Distribution Plan, a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan (the "Disinterested Trustees"), have concluded, in conformity with the requirements of the 1940 Act, that there is a reasonable likelihood that the Distribution Plan will benefit each respective LifePoints Strategy Fund and its shareholders. In connection with the Trustees' consideration of whether to adopt the Distribution Plan, the LifePoints Strategy Funds' principal underwriter (the "Distributor") represented to the Trustees that the Distributor believes that the Distribution Plan should result in increased sales and asset retention for the LifePoints Strategy Funds by enabling the LifePoints Strategy Funds to reach and retain more investors and financial intermediaries (including brokers, banks, financial planners, and other financial institutions), although it is impossible to know for certain, in the absence of the Distribution Plan or under an alternative distribution agreement, the level of sales and asset retention that a LifePoints Strategy Fund would enjoy.

The Distribution Plan provides that each LifePoints Strategy Fund may spend annually, directly or indirectly, up to .75% of the average daily net asset value of its Class D Shares for any activities or expenses primarily intended to result in the sale of Class D Shares of a LifePoints Strategy Fund. Such payments by the Company will be calculated daily and paid periodically and shall not be made less frequently than quarterly. The Board of Trustees has presently determined to limit payment under the Distribution Plan to .25% of average daily net assets. Any amendment to increase materially the amount that may be spent for distribution pursuant to the Distribution Plan must be approved by a vote of the holders of the lesser of (a) more than fifty percent (50%) of the outstanding Class D Shares of a LifePoints Strategy Fund or (b) sixty-seven percent (67%) or more of the Class D Shares of a LifePoints Strategy Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such LifePoints Strategy Fund are present or represented by proxy. The Distribution Plan does not provide for the LifePoints Strategy Funds to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. Continuation of the Distribution Plan must be approved annually by, and including majority of the Independent Trustees. While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees. The Distribution Plan is terminable, as to a LifePoints Strategy Fund's Class D Shares, without penalty, at any time, by (a) a vote of a majority of the Disinterested Trustees, or (b) a vote of the holders of the lesser of (i) more than fifty percent (50%) of the outstanding Class D Shares of a LifePoints Strategy Fund or (ii) sixty-seven percent (67%) or more of the Class D Shares of a LifePoints Strategy Fund present at a shareholders' meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy.

Under the Distribution Plan, the LifePoints Strategy Funds may also enter into agreements ("Selling Agent Agreements") with financial intermediaries ("Selling Agents"), to provide shareholder servicing with respect to LifePoints Strategy Fund Class D Shares held by or for the customers of the Selling Agents. Such arrangements are more fully described in the Prospectus under "Distribution and Shareholder Service Plans."

Shareholder Services Plan. A majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Company and who have no direct or indirect financial interest in the operation of the Service Plan (as defined below) or in any agreements entered into in connection with the Service Plan (the "Independent Trustees"), has also adopted, on behalf of each LifePoints Strategy Fund, a Shareholder Services Plan pertaining to the LifePoints Strategy Funds' Class D Shares and Class E Shares (the "Service Plan"), effective _________, 1997.

Under the Service Plan, the Investment Company may compensate the Distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions that are dealers of record or holders of record or that have a servicing relationship with the beneficial owners or record holders of Class D Shares of any of the LifePoints Strategy Funds offering such shares ("Servicing Agents"), for any activities or expenses primarily intended to assist, support or service their clients who beneficially own or are primarily intended to assist, support or service their clients who beneficially own or are record holders of Class D Shares of the LifePoints Strategy Funds. Such payments by the Investment Company will be calculated daily and paid quarterly at a rate or rates set from time to time by the Trustees, provided that no rate set by the Trustees for Class D Shares of any LifePoints Strategy Fund may exceed, on an annual basis, .25% of the average daily net asset value of that Fund's Class D Shares.



Among other things, the Service Plan provides that (1) the Distributor shall provide to the Investment Company's officers and Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended by the Investment Company pursuant to the Service Plan, or by Servicing Agents pursuant to the Service Plans, and the purposes for which such expenditures were made;
(2) the Service Plan shall continue in effect for so long as its continuance is specifically approved at least annually by the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose;
(3) while the Service Plan is in effect, the selection and nomination of the Independent Trustees shall be committed to the discretion of such Independent Trustees; and (4) the Service Plan is terminable, as to a LifePoints Strategy Funds' Class D Shares, by a vote of a majority of the Independent Trustees.


Underlying Fund Expenses. The Underlying Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Underlying Funds is the annual management fee payable to FRIMCo. The Underlying Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, dividend disbursement, and portfolio and shareholder recordkeeping services, and maintenance of tax records payable to Frank Russell Company; state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering shares with regulatory bodies; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

Whenever an expense can be attributed to a particular Underlying Fund, the expense is charged to that Underlying Fund. Other common expenses are allocated among the Underlying Funds based primarily upon their relative net assets.

As of the date of this Statement, FRIMCo has voluntarily agreed to waive all or a portion of its management fee with respect to certain Underlying Funds. These limits may be changed or rescinded at any time.

LifePoints Strategy Fund Expenses. Each LifePoints Strategy Fund is expected to have an extremely low expense ratio although, as a shareholder of the Underlying Funds, each LifePoints Strategy Fund indirectly bears its pro rata share of the management fees charged to, and expenses of operating, the Underlying Funds in which it invests. Several factors contribute to the expected economies of operations. FRIMCo does not presently charge an advisory fee for the allocation services that it provides to the LifePoints Strategy Funds. It is currently contemplated that all other expenses (shareholder servicing, legal, accounting, etc.) will be paid for in accordance with these Special Servicing Agreements (each a "Servicing Agreement") among each LifePoints Strategy Fund, its Underlying Funds and FRIMCo. Under the Servicing Agreement, FRIMCo arranges for all services pertaining to the operations of the LifePoints Strategy Funds, including transfer agency and distribution services. However, it is expected that the additional assets invested in the Underlying Funds by the LifePoints Strategy Funds will produce economies of operations and other savings for the Underlying Funds which will exceed the cost of the services required for the operation of the LifePoints Strategy Funds. In this case, the Servicing Agreement provides that, the officers of the Investment Company, at the direction of the Trustees, may apply such savings to payment of the aggregate expenses of LifePoints Strategy Funds which have invested in that Underlying Fund, so that the Underlying Fund will bear those expenses in proportion to the average daily value of the shares owned by the LifePoints Strategy Fund, provided that no Underlying Fund will bear such expenses in excess of the estimated savings to it. In the event that the aggregate financial benefits to the Underlying Funds do not exceed the costs of the LifePoints Strategy Funds, the Agreement provides that either FRIMCo or the Underlying Funds will bear that portion of costs determined to be greater than the benefits. Those costs include Fund accounting, custody, auditing, legal, blue sky and, as well as organizational, transfer agency, prospectus, shareholder reporting, proxy, general administrative and miscellaneous expenses.

Valuation of the LifePoints Strategy Fund Shares. The net asset value per share is calculated for each LifePoints Strategy Fund on each business day on which shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange is open for trading. Currently, the New York Stock Exchange is open for trading every weekday, except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Pricing of Securities. The Class S Shares of the Underlying Funds held by each LifePoints Strategy Fund are valued at the net asset value of each Underlying Fund. The Emerging Markets, International Securities, Diversified Bond, and Multistrategy Bond Funds' portfolio securities actively trade on foreign exchanges which may trade on Saturdays and on days that the Underlying Funds do not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of the Class S Shares of the Underlying Fund when a shareholder (such as a LifePoints Strategy Fund) is not able to purchase or redeem Underlying Fund shares. Further, because foreign securities markets may close prior to the time the Underlying Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Underlying Funds calculate net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.

Portfolio Turnover Rates of the LifePoints Strategy Funds. The portfolio turnover rate for each LifePoints Strategy Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities, including repurchase agreements, are excluded. Each LifePoints Strategy Fund's portfolio turnover rate is expected to be low. The LifePoints Strategy Funds will purchase or sell securities to: (i) accommodate purchases and sales of each Fund's shares; (ii) change the percentages of each Fund's assets invested in each of the Underlying Funds in response to market conditions; and (iii) maintain or modify the allocation of each Fund's assets among the Underlying Funds generally within the percentage limits described in the Prospectus. The following are the expected annual portfolio turnover rates for each LifePoints Strategy Fund: Aggressive Strategy Fund, ____%; Balanced Strategy Fund, ___%; Moderate Strategy Fund, ___%; Conservative Strategy Fund, ___%; and Equity Balanced Strategy Fund, ___%.

Portfolio Transaction Policies of the Underlying Funds. Decisions to buy and sell securities for the Underlying Funds are made by the money managers for the assets assigned to them, and by FRIMCo or the money manager for the Underlying Funds' Liquidity Portfolios. The Underlying Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains while making portfolio investment decisions. The portfolio turnover rates for certain Underlying Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. The money managers make decisions to buy or sell securities independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Underlying Fund (or for another series of the Investment Company) is purchasing the same security. In addition, when a money manager's services are terminated and another retained, the new manager may significantly restructure the portfolio. These practices may increase the Underlying Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction based costs. The annual portfolio turnover rates for each of the Underlying Funds for the periods ended December 31, 1996 and 1995, respectively, were as follows: Diversified Equity Fund, ___% and 93%; Special Growth Fund, ___% and 88%; Quantitative Equity Fund, ___% and 79%; International Securities Fund, ___% and 43%; Diversified Bond Fund, ___% and 136%; Volatility Constrained Bond Fund, ___% and 257%; Multistrategy Bond Fund, ___% and 142%; Real Estate Securities Fund, ___% and 23%; and Emerging Markets Fund, ___% and 71%.

The Underlying Funds may effect portfolio transactions with or through Frank Russell Securities, Inc., an affiliate of FRIMCo, only when the money manager determines that the Underlying Fund will receive competitive execution, price and commissions. Frank Russell Securities, Inc. refunds to the Underlying Fund up to 70% of the commissions paid by that Underlying Fund when it effects such transactions, after reimbursement for research services provided to FRIMCo. As to brokerage transactions effected by money managers on behalf of the Underlying Funds through Frank Russell Securities, Inc. at the request of the money manager, research services obtained from third party service providers at market rates are provided to the Underlying Funds by Frank Russell Securities, Inc. Such research services include performance measurement statistics, fund analytics systems and market monitoring systems. As to other brokerage transactions effected by the Underlying Funds through Frank Russell Securities, research services provided by Frank Russell Company and Russell Data Services are provided to the money managers. Such services include market performance indices, investment adviser performance information and market analysis. This arrangement is used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities, Emerging Markets and Real Estate Securities Funds. All Underlying Funds may also effect portfolio transactions through and pay brokerage commissions to the money managers (or their affiliates). Generally, securities are purchased for Diversified Equity, Quantitative Equity, International Securities, Diversified Bond, Emerging Markets and Real Estate Securities Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Underlying Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers. Special Growth, Volatility Constrained Bond and Multistrategy Bond Funds trade more actively to realize gains and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy is expected to result in higher portfolio turnover for these three Underlying Funds.

Brokerage Allocations. Transactions on US stock exchanges involve the payment of negotiated brokerage commissions; on non-US exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager of the Underlying Fund. The Investment Company's Agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Investment Company or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Underlying Fund. Securities will ordinarily be purchased in the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Agreements authorize FRIMCo and money managers, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Underlying Fund, FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Underlying Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the Investment Company's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

FRIMCo does not expect the Investment Company ordinarily to effect a significant portion of the Investment Company's total brokerage business for the Underlying Funds with broker-dealers affiliated with its money managers. However, a money manager may effect portfolio transactions for the segment of an Underlying Fund's portfolio assigned to the money manager with a broker-dealer affiliated with the manager, as well as with brokers affiliated with other money managers.

Brokerage Commissions. The Board of Trustees reviews, at least annually, the commissions paid by the Underlying Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Underlying Funds. Frank Russell Company maintains an extensive data base showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

During the last three years, the brokerage commissions paid by the Underlying Funds were:


                                           YEARS ENDED DECEMBER 31,
                                        -----------------------------------
                                        1996          1995          1994
                                        ----          ----          ----
       Diversified Equity                           1,118,548       807,894
       Special Growth                                 467,162       382,307
       Quantitative Equity                            561,459       284,366
       International Securities                     1,251,533     1,896,734
       Real Estate Securities                         419,508       627,282
       Emerging Markets                             1,039,478       635,093
           Total                                      817,144    $9,416,860
                                                    =========    ==========

The principal reasons for changes in several Underlying Funds' brokerage commissions for the period were (1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Underlying Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds normally do not pay a stated brokerage commission on transactions.

During the year ended December 31, 1996, approximately $________ of the brokerage commissions of the Underlying Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.

Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the year ended December 31, 1996 from portfolio transactions effected for the Underlying Funds were as follows:

                                                                      PERCENT OF TOTAL
                                            COMMISSIONS               COMMISSIONS
               ----------------------------------------------------------------
               AFFILIATED BROKER/DEALER

                                             TO BE FILED BY AMENDMENT

               Total Affiliate

               Commissions                  $                 %


The percentage of total affiliated transactions (relating to trading activity) to total transactions during fiscal 1996 for the Underlying Funds was _____%.

During the year ended December 31, 1996, the Underlying Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Underlying Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Underlying Funds. The value of broker-dealer securities held as of December 31, 1996, was as follows:


                                     TABLE 1

                  HOLDINGS OF TOP 10 BROKER-DEALERS AT 12/31/96

FUND                          BEAR       DAIWA         GOLDMAN          MERRILL     MORGAN      PAINE       SALOMON
----                          STEARNS    SECURITIES    SACHS & CO.      LYNCH       STANLEY     WEBBER      BROTHERS
                              -------    ----------    ----------       -------     -------     ------      --------

Diversified Equity
Quantitative Equity
International
Securities
Diversified Bond                      TO BE FILED BY AMENDMENT
Volatility Constrained
  Bond
Multistrategy
Bond

At 12/31/96, the Funds did not have any holdings in the following top 10 broker-dealers:

                           [TO BE FILED BY AMENDMENT]

Yield and Total Return Quotations. The LifePoints Strategy Funds compute their average annual total return by using a standardized method of calculation required by the SEC, and report average annual total return for each class of shares which they offer. Because the Class D Shares are subject to a 12b-1 Fee and a shareholder services fee, the average annual total return performance of the Class D Shares may be different than the average annual total return performance of the Class S Shares or the Class E Shares (which are not presently offered for public investment).

Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the LifePoints Strategy Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


            (n)
P(1+T)    = ERV

         Where:   P =      a hypothetical initial payment of $1,000;
                  T =      average annual total return;
                  n =      number of years; and

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year period at the end of the one, five or ten year period (or fractional portion thereof).

The calculation assumes that all dividends and distributions of each LifePoints Strategy Fund are reinvested at the price stated in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Class D Shares will be reported in the applicable Prospectuses.



Yields are computed by using standardized methods of calculation required by the SEC. Similar to average annual total return calculations, a LifePoints Strategy Fund calculates yields for each class of shares which it offers. Yields for the LifePoints Strategy Funds, which do not invest primarily in money market instruments, are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                    YIELD =  2[(a-b+1)6-1]
                             cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
         d =  the maximum offering price per share on the last day the period.


The yields for the LifePoints Strategy Funds investing primarily in fixed income instruments are reported in the Prospectus.

Each LifePoints Strategy Fund may, from time to time, advertise non-standard performances, including average annual total return.

Each LifePoints Strategy Fund may compare its performance with various industry standards of performance, including Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

                      INVESTMENT RESTRICTIONS, POLICIES AND
                   PRACTICES OF THE LIFEPOINTS STRATEGY FUNDS

Each LifePoints Strategy Fund has certain fundamental investment objectives, restrictions and policies which may be changed only with the approval of a majority of the shareholders of that LifePoints Strategy Fund. Other policies may be changed by a LifePoints Strategy Fund without shareholder approval. The LifePoints Strategy Funds' investment objectives are set forth in the Prospectus.

Investment Restrictions. Each LifePoints Strategy Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No LifePoints Strategy Fund will:

1. Invest in any security if, as a result of such investment, less than 50% of its total assets would be represented by cash; cash items; securities of the US government, its agencies, or instrumentalities; securities of other investment companies (including the Underlying Funds); and other securities limited in respect of each issuer to an amount not greater in value than 5% of the total assets of such LifePoints Strategy Fund.

2. Invest 25% or more of the value of the LifePoints Strategy Fund's total assets in the securities of companies primarily engaged in any one industry (other than the US government, its agencies and instrumentalities, and shares of the Underlying Funds).

3. Acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer, except with respect to shares of Investment Company Funds.

4. Invest in companies for the purpose of exercising control or management.

5. Purchase or sell real estate; provided that each LifePoints Strategy Fund may invest in the Real Estate Securities Fund, which may own securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

6.  Purchase or sell commodities or commodities contracts.

7. Borrow amounts in excess of 5% of the LifePoints Strategy Fund's total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes, except that a LifePoints Strategy Fund may engage in reverse repurchase agreements to meet redemption requests without immediately selling any portfolio instruments. A LifePoints Strategy Fund will not mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets.

8. Purchase securities on margin or effect short sales (except that a LifePoints Strategy Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

9. Engage in the business of underwriting securities issued by others or purchase securities.

10. The Investment Company will not participate on a joint or a joint and several basis in any trading account in securities except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act. The "bunching" of orders for the sale or purchase of marketable portfolio securities with two or more Funds, or with a Fund and such other accounts under the management of FRIMCo or any money manager for the Funds to save brokerage costs or to average prices among them shall not be considered a joint securities trading account.

11. Make loans of money or securities to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the entry into "repurchase agreements;" or (ii) the lending of portfolio securities in the manner generally described in the LifePoints Strategy Funds' Prospectus' section "Investment Policies, Restrictions and Risks of the LifePoints Strategy Funds -- Lending Portfolio Securities."

12. Purchase or sell options.

13. The Investment Company will not purchase the securities of other investment companies except to the extent permitted by the 1940 Act and any applicable rules and regulations and except as permitted by any applicable exemptive orders from the 1940 Act (and as described below).

14. Purchase from or sell portfolio securities to the officers, the Trustees or other "interested persons" (as defined in the 1940 Act) of the Investment Company, including the Underlying Funds' money managers and their affiliates, except as permitted by the 1940 Act, SEC rules or exemptive orders.

15. No LifePoints Strategy Fund will issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any Fund from making any otherwise permissible borrowings, mortgages or pledges, entering into permissible reverse repurchase agreements, or issuing shares of beneficial interest in multiple classes.

Pursuant to an Exemptive Order issued by the SEC (Investment Company Act Release No. IC- , __________, 1997): (a) there is no limit on the amount the LifePoints Strategy Funds may own of the total outstanding voting securities of Funds which are investment portfolios of the Investment Company; (b) each LifePoints Strategy Fund, in accordance with the Prospectus, may invest more than 5% of its assets in any one such Underlying Fund; and (c) each LifePoints Strategy Fund may invest more than 10% of its assets, collectively, in the Underlying Funds.

Because of their investment objectives and policies, the LifePoints Strategy Funds will concentrate more than 25% of their assets in the mutual fund industry. In accordance with the LifePoints Strategy Funds' investment

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
policies set forth in the Prospectus, each of the LifePoints Strategy Funds may invest more than 25% of its assets in the Underlying Funds. However, each of the Underlying Funds in which each LifePoints Strategy Fund will invest (other than the Real Estate Securities Fund) will not concentrate more than 25% of its total assets in any one industry. The Real Estate Securities Fund may invest 25% or more of its total assets in the securities of companies directly or indirectly engaged in the real estate industry.

Investment Policies and Practices of the LifePoints Strategy Funds

Repurchase Agreements. Each LifePoints Strategy Fund may enter into repurchase agreements with the seller -- a bank or securities dealer -- who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next day). The securities purchased by a LifePoints Strategy Fund have a total value in excess of the value of the repurchase agreement and are held by the LifePoints Strategy Fund's custodian bank until repurchased. Repurchase agreements assist a LifePoints Strategy Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The LifePoints Strategy Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by FRIMCo.

Money Market Instruments. Each LifePoints Strategy Fund may invest in securities with maturities of 397 days or less at the time from the trade date or such other date upon which a LifePoints Strategy Fund's interest in a security is subject to market action. Each LifePoints Strategy Fund will follow procedures reasonably designed to assure that the prices so determined approximate the current market value of the Fund's securities. The procedures also address such matters as diversification and credit quality of the securities the LifePoints Strategy Funds purchase, and were designed to ensure compliance by the Funds with the requirements of Rule 2a-7 of the 1940 Act.

Illiquid Securities. The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the LifePoints Strategy Funds pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by a LifePoints Strategy Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, the LifePoints Strategy Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A LifePoints Strategy Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

                   INVESTMENT POLICIES OF THE UNDERLYING FUNDS

The following is a description of the investment objective and policies for each of the Underlying Funds.

Diversified Equity Fund. The Fund's objective is to provide income and capital growth by investing principally in equity securities. The Fund may invest in common and preferred stocks, securities convertible into common stocks, rights and warrants.

Special Growth Fund. The Fund's objective is to maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities. Current income is a secondary consideration in selecting securities. The Fund may invest in common and preferred stock, convertible securities, rights and warrants. The Fund's investments may include companies whose securities have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell 1000(R) Index. A substantial portion of the Fund's portfolio will generally consist of equity securities of "emerging growth-type" companies which tend to reinvest most of their earnings, rather than pay significant cash dividends; or companies characterized as "special situations" where the money manager believes that cyclical developments in the securities markets, the industry, or the issuer itself present opportunities for capital growth.


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
Quantitative Equity Fund. The Fund's objectives are to provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities. The Fund will maintain industry weights and economic sector weights near those of the Index. Over time, the Fund's average price/earnings ratio, yield and other fundamental characteristics are expected to be near the averages for the Index. However, the Fund's money managers may temporarily deviate from Index characteristics based upon the managers' investment judgment that this will increase the Fund's total return. The money managers of the Fund generally make stock selections from the set of stocks comprising the Russell 1000(R) Index.

The Fund's portfolio characteristics and holdings are expected to be similar to the Russell 1000(R) Index. However, a money manager may purchase securities that are not included in the Index or sell securities still included in the Index in order for the Fund to meet its investment objectives.

The Fund will seek to achieve its investment objectives by using various quantitative management techniques. FRIMCo believes quantitative management over a market cycle should provide a portfolio with consistent performance, diversification, market-like volatility and limited market underperformance. However, there is no guarantee the Fund will have such characteristics at any one time. A quantitative manager bases its investment decisions primarily on quantitative investment models. These models are used by the money manager to determine the investment potential of a stock within a particular portfolio and to rank securities most favorable to having a total return surpassing the total return of the Russell 1000(R) Index. Once the money manager has ranked the securities, it then selects the securities most likely to have the characteristics needed to construct a portfolio that has superior return prospects with risks similar to the Russell 1000(R) Index.

The Fund will attempt to be fully invested in common stock at all times. However, the Fund reserves the right to hold up to 20% of Fund assets in liquid reserve for redemption needs.

International Securities Fund. The Fund's objectives are to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Fund invests primarily in equity securities issued by companies domiciled outside of the United States. The Fund may also invest in fixed-income securities, including instruments issued by non-US governments and their agencies, and in US companies which derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States.

The Fund may invest in equity and debt securities denominated in other than US dollars and gold-related equity investments, including gold mining stocks and gold-backed debt instruments. However, as a matter of fundamental policy, the Fund will not invest more than 20% of its net assets in gold-related investments.

Emerging Markets Fund. The Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies in countries having emerging markets. For purposes of the Fund's operations, an "emerging market" country will be a country having an economy and market that are or would be considered by the World Bank or the United Nations to be emerging or developing. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe.

The Fund may not be invested in all such markets at all times. Investing in some of the listed markets may not be feasible, due to lack of adequate custody arrangements or current legal requirements. In the future, the Fund's money managers may determine, based on information then available, to include additional emerging market countries in which the Fund may invest. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging market countries. The Fund does not currently anticipate that it will invest more than 25% of its total assets in the securities of any one emerging market country. A company in an emerging market means: (i) a company whose securities are traded in the principal securities market of an emerging market country; (ii) a company that (alone or on a consolidated basis) derives 50% or more of its total


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
revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) a company organized under the laws of, and with a principal office in, an emerging market country.

The Fund may invest in common and preferred stocks of emerging market companies, including companies involved in real estate development and gold mining. The Fund may also invest in other types of equity securities and equity derivative securities, such as convertible securities, rights, units, warrants, American Depository Receipts (ADRs) and European Depository Receipts (EDRs). The Fund's equity securities will primarily be denominated in foreign currencies and may be held outside the United States.

The Fund may invest in fixed-income securities, including instruments issued by emerging market companies, governments and their agencies, and in US companies that derive, or are expected to derive, a substantial portion of their revenues from operations outside the United States. The Fund's fixed-income securities may be denominated in other than US dollars.

The Fund may invest up to 5% of its net assets in debt securities that are rated below "investment grade" (i.e., rated lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's")) or in unrated securities judged by the money managers of the Fund to be of comparable quality. Debt rated BB, B, CCC, CC and C by S&P, and debt rated Ba, B, Caa, Ca and C by Moody's, is regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. These lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as "junk bonds." For additional information on the ratings used by S&P and Moody's and a description of lower rated debt securities, see "High Risk Bonds" below.

Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles. To invest in these markets, the Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment in Foreign Securities."

Real Estate Securities Fund. The Fund's objective is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry. Except for temporary defensive purposes, the Fund will only invest in real estate related securities, which include securities of companies which generate at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. Under normal circumstances, the Fund will invest at least 65% of its total assets in income-oriented equity securities of real estate companies, which include shares of real estate investment trusts, partnership units of master limited partnerships, common and preferred stock, and convertible debt securities believed to have attractive equity characteristics. Up to 35% of the Fund's total assets may be invested in other debt securities of real estate companies.

The Fund will concentrate more than 25% of its total assets in the real estate and real estate related industries. The Fund will therefore be subject to the risks associated with the direct ownership of real estate. Additional risks include declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of any credit extended. Moreover, the underlying portfolios of equity and mortgage real estate trusts may not be diversified, and therefore are subject to the risk of financing a single or a limited number of projects. Such trusts are also dependent upon management skills and are subject to

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
heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under the Internal Revenue Code or to maintain their exemption from the 1940 Act.

The Fund will attempt to be invested fully at all times. However, the Fund reserves the right to hold up to 20% of the Fund's assets in liquid reserves for redemption needs.

Diversified Bond Fund. The Fund's objectives are to provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities. The Fund's portfolio will consist primarily of conventional debt instruments, including bonds, debentures, US government and US government agency securities, preferred and convertible preferred stocks, and variable amount demand master notes. (These notes represent a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund.) Investment selections will be based on fundamental economic, market, and other factors leading to valuation by sector, maturity, quality and such other criteria as are appropriate to meet the stated objectives. The Fund will ordinarily invest at least 65% of its net assets in securities rated no less than A or A-2 by S&P or A or Prime-2 by Moody's, or judged by the money manager to be of at least equal credit quality to those designations.

Volatility Constrained Bond Fund. The Fund's objectives are the preservation of capital and the generation of current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics. The Fund will invest primarily in fixed-income securities, emphasizing those which mature in two years or less from the date of acquisition or which have similar volatility characteristics. To minimize credit risk and fluctuations in net asset value per share, the Fund intends to maintain an average portfolio maturity of less than five years. The Fund's money managers will seek to identify and invest in a managed portfolio of high-quality debt securities denominated in the US dollar and a range of foreign currencies. Under normal circumstances, the Fund will invest in securities of issuers domiciled in at least three different countries.

Although the Fund will invest primarily in debt securities denominated in the US dollar, the money managers will actively manage the Fund's portfolio in accordance with a multi-market investment strategy, allocating investments among securities denominated in the US dollar and the currencies of a number of foreign countries and, where consistent with its policy of investing only in high-quality securities, within each such country, among different types of debt securities. The money managers which invest in foreign denominated securities will maintain a substantially neutral currency exposure relative to the US dollar, and will establish and adjust cross currency hedges based on their perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with a money manager's assessment of the relative yield of such securities and the relationship of a country's currency to the US dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by the money managers in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 10% of its total assets in debt securities denominated in a single currency other than the US dollar. At this time, FRIMCo intends to limit total non-US dollar investments to no more than 25% of total Fund assets.

The Fund will invest in debt securities denominated in currencies of countries whose governments are considered by it to be stable (or, when the Fund invests in countries considered unstable or undeveloped, it will only do so when it believes it is able to hedge substantially the risk of a decline in the currency in which the Fund's portfolio securities are denominated). In addition to the US dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Belgian Franc, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ("ECU"), French Franc, Irish Punt, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark. An issuer of debt securities purchased by the Fund may be domiciled in a country other than a country in whose currency the instrument is denominated.

In selecting particular investments for the Fund, the money managers will seek to minimize investment risk by limiting their portfolio investments to debt securities of high-quality issuers. Accordingly, the Fund's portfolio will consist only of: (a) debt securities issued or guaranteed by the US government, its agencies or instrumentalities ("US Government Securities"); (b) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, determined by the money managers to be of equivalent quality; (c) investment grade corporate debt securities or, if unrated, determined by the money managers to be of equivalent quality; (d) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of US banks or US or foreign branches of foreign banks) having total assets of more than $500 million and determined by the money managers to be of high-quality; and (e) commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., Duff 1 or Duff 2 by Duff & Phelps, Inc., TBW-1 or TBW-2 by Thomson Bank Watch, Inc., or, if not rated, issued by US or foreign companies having outstanding debt securities rated AAA, AA or A by S&P, or Aaa, Aa or A by Moody's and determined by the money managers to be of high-quality.

As described above, the Fund may invest in debt securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is an organization consisting of certain European states engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Community. The specific amounts of currency comprising the ECU may be adjusted by the Counsel of Ministers of the European Community to reflect changes in the relative values of the underlying currencies. The money managers investing in such securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranationals, in particular, issue ECU-denominated obligations.

The Fund may enter into interest rate swaps, which involve the exchange by the Fund with another party of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

Multistrategy Bond Fund. The Fund's objective is to provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities. The Fund will invest primarily in fixed-income securities. The Fund's investments will include: US Government Securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; securities of international agencies or supranational agencies; corporate debt securities; loan participations; corporate commercial paper; indexed commercial paper; variable and floating rate and zero coupon securities; mortgage and other asset-backed securities; municipal obligations; variable amount demand master notes (these notes represent a borrowing arrangement between a commercial paper issuer and an institutional lender, such as the Fund); bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; and foreign currency exchange related securities.

The Fund may also invest in convertible securities and derivatives including warrants and interest rate swaps. Interest rate swaps are described under "Volatility Constrained Bond Fund." The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.


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
The Fund may invest in debt securities issued by supranational organizations. Supranational organizations are described under "Volatility Constrained Bond Fund."

Investments in bank certificates of deposit, time deposits and bankers' acceptances include Eurodollar Certificates of Deposit, which are issued by foreign branches of US or foreign banks; Eurodollar Time Deposits, which are issued by foreign branches of US or foreign banks; and Yankee Certificates of Deposit, which are issued by US branches of foreign banks. These instruments may be US dollar or foreign currency denominated and are subject to the risks of non-US issuers described under "Investment in Foreign Securities."

The variable and floating rate securities the Fund may invest in provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. The Fund may also invest in zero coupon US Treasury, foreign government and US and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

The Fund's portfolio may include debt securities issued by domestic or foreign entities, and denominated in US dollars or foreign currencies. It is anticipated that no more than 25% of the Fund's net assets will be denominated in foreign currencies. Foreign currency exchange transactions (options on foreign currencies, foreign currency futures contracts and forward foreign currency contracts) will only be used by the Fund for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment, or anticipated investment, in securities denominated in foreign currencies. Foreign investment may include emerging market debt. The risks associated with investment in securities issued by foreign governments and companies are described under "Investment in Foreign Securities." Emerging markets are described under "Emerging Markets Fund." Emerging market debt that the Fund may invest in includes bonds, notes and debentures of emerging market governments and debt and other fixed income securities issued or guaranteed by such governments' agencies, instrumentalities or central banks, or by banks or other companies in emerging markets determined by the money managers to be suitable investments for the Fund. Under current market conditions, it is expected that emerging market debt will consist predominantly of Brady Bonds and other sovereign debt. Brady Bonds are products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.

The Fund may invest up to 25% of its net assets in debt securities that are rated below "investment grade" or in unrated securities judged by the money managers of the Fund to be of comparable quality. For a description of lower rated debt securities, see "High Risk Bonds."

Investment Practices. The Underlying Funds use certain investment instruments and techniques commonly used by institutional investors. The principal practices are the following:

Forward Commitments. Each Underlying Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with each Fund's ability to manage its investment portfolio and honor redemption requests. When effecting such transactions, cash or liquid high-grade debt obligations of the Underlying Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.


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
Additionally, under certain circumstances, the International Securities and Emerging Markets Funds may occasionally engage in "free trade" transactions in which delivery of securities sold by the Underlying Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to an Underlying Fund if the other party to the "free trade" transaction fails to complete the transaction after the Fund has tendered cash payment or securities, as the case may be.

Lending Portfolio Securities. Each Underlying Fund may lend portfolio securities with a value of up to 33.33% of its total assets. Such loans may be terminated at any time. An Underlying Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency securities as collateral in an amount equal to at least 100% of the current market value of the current loaned securities plus accrued interest. The collateral is "marked-to-market" on a daily basis, and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities.

Cash collateral is invested in high-quality short-term instruments, short-term bank collective investment and money market mutual funds (including funds advised by State Street Bank and Trust Company, the Funds' custodian, for which it may receive an asset-based fee) and other investments meeting certain quality and maturity requirements established by the Underlying Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities and the remainder is then divided between the Underlying Fund and the Fund's custodian. Each Underlying Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. The Underlying Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. The Investment Company may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, the Underlying Fund must immediately pay the amount of the shortfall to the borrower.

Illiquid Securities. The Underlying Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Underlying Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, an Underlying Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

Cash Reserves. Each Underlying Fund is authorized to invest its cash reserves (i.e., funds awaiting investment in the specific types of securities to be acquired by an Underlying Fund) in money market instruments and in debt securities which are at least comparable in quality to the Underlying Fund's permitted investments. In lieu of having each of the Underlying Funds make separate, direct investments in money market instruments, each Underlying Fund and its money managers may elect to invest the Fund's cash reserves in the Investment Company's Money Market Fund.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable $1.00 per share net asset value by investing solely in short-


                                      -24-
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term money market instruments. FRIMCo currently does not collect a management or advisory fee from the Money Market Fund, thereby eliminating any duplication of fees. The Underlying Funds will use this procedure only so long as doing so does not adversely affect the portfolio management and operations of the Money Market Fund and the Investment Company's other Funds. The Money Market Fund and the Underlying Funds investing in the Money Market Fund treat such investments as the purchase and redemption of Money Market Fund shares. Any Underlying Fund investing in the Money Market Fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains and net assets of the Money Market Fund, and will have all rights and obligations of a shareholder as provided in the Trust's Master Trust Agreement, including voting rights.
However, shares of the Money Market Fund issued to the Underlying Funds will be voted by the Trustees of the Investment Company in the same proportion as the shares of the Money Market Fund which are held by shareholders which are not Underlying Funds. Underlying Funds investing in the Money Market Fund currently do not pay a management fee to the Money Market Fund.

Liquidity Portfolios. An Underlying Fund at times has to sell portfolio securities in order to meet redemption requests. The selling of securities may effect an Underlying Fund's performance since the money manager sells the securities for other than investment reasons. An Underlying Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests. The holding of significant amounts of cash is contrary, however, to the investment objectives of the Diversified Equity, Special Growth, Quantitative Equity and International Securities Funds. The more cash these Underlying Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5-15% of the Funds' assets assigned to a "Liquidity Portfolio."

A Liquidity Portfolio addresses this potential detriment by having FRIMCo or a money manager selected for this purpose create temporarily an equity exposure for cash reserves through the use of options and futures contracts until those cash reserves are invested in securities or used for Underlying Fund transactions. This will enable those four Underlying Funds to hold cash while receiving a return on the cash which is similar to holding equity securities.

Money Market Instruments. Similar to the LifePoints Strategy Funds, and as described earlier in this Statement, the Underlying Funds may invest in money market instruments.

US Government Obligations. The types of US government obligations the Underlying Funds may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years; (2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association ("GNMA") participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Underlying Funds may purchase US government obligations on a forward commitment basis.

Russell 1000 Index. The Russell 1000(R) Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $457 million. The Index does not include cross corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are


                                      -25-
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closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities and ADRs.

The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. These changes are expected to represent less than 1% of the total market capitalization of the Index. Changes for mergers and acquisitions are made when trading ceases in the acquirer's shares. The 1,001st largest US company by capitalization is then added to the Index to replace the acquired stock.

The Russell 1000(R) Index is used as the basis for the Quantitative Equity Fund's performance because it, in FRIMCo's opinion, represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.

Frank Russell Company chooses the stocks to be included in the Index solely on a statistical basis and it is not an indication that Frank Russell Company or FRIMCo believes that the particular security is an attractive investment.

High Risk Bonds. The Underlying Funds, other than the Emerging Markets and Multistrategy Bond Funds, do not invest their assets in securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB by S&P or Baa by Moody's are the lowest ratings which are considered "investment grade" securities, although Moody's considers securities rated Baa, and S&P considers bonds rated BBB, to have some speculative characteristics. The Underlying Funds, other than Emerging Markets and Multistrategy Bond Funds, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.

The Emerging Markets and Multistrategy Bond Funds will invest in "investment grade" securities and may invest up to 5% of its total assets (in the case of the Emerging Markets Fund) and 25% of its total assets (in the case of the Multistrategy Bond Fund) in debt securities rated less than BBB by S&P or Baa by Moody's, or in unrated securities judged by the money managers of the Funds to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Underlying Funds' ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Multistrategy Bond and Emerging Markets Funds will seek to reduce the risks associated with investing in such securities by limiting the Funds' holdings in such securities and by the depth of their own credit analysis.

Securities rated BBB by S&P or Baa by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.

Securities possessing Moody's Baa rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."


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Risk Factors. The growth of the market for lower rated debt securities has paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

In addition, the markets in which low rated debt securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish an Underlying Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Underlying Fund's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of an Underlying Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

The managers of the Emerging Markets and Multistrategy Bond Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

Investment in Foreign Securities. The Underlying Funds may invest in foreign securities. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Underlying Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Underlying Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Depository Receipts. Each Underlying Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of an Underlying Fund's investment policies, the Underlying Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respect similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Underlying Funds may invest in sponsored and unsponsored ADRs.

Options and Futures. The Underlying Funds may purchase and sell (write) both call and put options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Underlying Funds may also use those instruments, provided that the Investment Company's Board determines that their use is consistent with the Underlying Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Underlying Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

Call and Put Options on Securities. A call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

An Underlying Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. An Underlying Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

An Underlying Fund may write a call or a put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligations as the writer of the option.

To close out a position when writing covered options, an Underlying Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, an Underlying Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Underlying Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

The Underlying Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities.

The Underlying Funds intend to purchase and write call and put options on specific securities.

Securities Index Options. An option on a securities index is a contract which gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index and the exercise price of the option times a multiplier established by the exchange on which the stock index is traded. It is similar to an option on a specific security except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in the specific security. None of the Underlying Funds, other than the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds, currently intends to purchase and write call and put options on securities indexes.

Options on Foreign Currency. The Underlying Funds may purchase and write call and put options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. (See also "Call and Put Options on Securities" above.) None of the Underlying Funds, other than the Multistrategy Bond and Emerging Markets Funds, currently intends to write or purchase such options.

Options on Securities and Indexes. Each Underlying Fund may purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

An Underlying Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Underlying Fund. For a call option on an index, the option is covered if the Underlying Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Underlying Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Underlying Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by an Underlying Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by an Underlying Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Underlying Fund desires.

An Underlying Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Underlying Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Underlying Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by an Underlying Fund is an asset of the Fund. The premium received for an option written by an Underlying Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out an option position. If an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by an Underlying Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Underlying Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Underlying Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund;

however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Foreign Currency Options. An Underlying Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of an Underlying Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. An Underlying Fund may use interest rate, foreign currency or index futures contracts. An interest rate or foreign currency futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the ECU. It is expected that other futures contracts will be developed and traded in the future.

An Underlying Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent an Underlying Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

An Underlying Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. An Underlying Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian cash or cash equivalents equal to or greater than the fluctuating value of the contract (less any margin or deposit). An Underlying Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

An Underlying Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). An Underlying Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.

As long as required by regulatory authorities, each Underlying Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, an Underlying Fund may use futures contracts to create equity exposure for its cash reserves for liquidity purposes.

When a purchase or sale of a futures contract is made by an Underlying Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Underlying Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Underlying Fund expects to earn interest income on its initial margin deposits. A futures contract held by an Underlying Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Underlying Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by an Underlying Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Underlying Fund will mark-to-market its open futures positions.

An Underlying Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Underlying Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Underlying Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Underlying Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations on Use of Futures and Options on Futures Contracts. An Underlying Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.


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When selling a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Underlying Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Underlying Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

When selling a call option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Underlying Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Underlying Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

In order to comply with applicable regulations of the CFTC pursuant to which the Underlying Funds avoid being deemed to be a "commodity pool," the Funds are limited in their futures activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions which do not qualify under that hedging test, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.

The requirements for qualification as a regulated investment company also may limit the extent to which an Underlying Fund may enter into futures, options on futures contracts or forward contracts. See "Taxation."

Risks Associated with Futures and Options on Futures Contracts. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For


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
example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when an Underlying Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contract and Options Thereon. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Hedging Strategies. Stock index futures contracts may be used by the Diversified Equity, Special Growth, Quantitative Equity, International Securities and Emerging Markets Funds as an "equitization" vehicle for cash reserves held by the Funds. For example: equity index futures contracts are purchased to correspond with the cash reserves in each of the Funds. As a result, an Underlying Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Underlying Fund's cash reserves always will be fully exposed to equity market performance.

Financial futures contracts may be used by the International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in the Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Underlying Fund to repurchase the futures contract at a lower price to close out the position.

The Underlying Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

When purchasing a futures contract, an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, US government securities or other highly liquid debt securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Underlying Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

Foreign Currency Futures Contracts. The Underlying Funds are also permitted to enter into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.


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A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

The Underlying Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, an Underlying Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Underlying Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Underlying Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Underlying Fund may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Underlying Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

Risk Factors. There are certain investment risks in using futures contracts and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. There is no assurance that the price of taxable securities will move in a similar manner to the price of tax exempt securities. Another risk is that a liquid secondary market may not exist for a futures contract causing an Underlying Fund to be unable to close out the futures contract thereby affecting a Fund's hedging strategy.

In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

Forward Foreign Currency Exchange Transactions ("forward currency contracts"). The International Securities, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond and Emerging Markets Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An Underlying Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. An Underlying Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Underlying Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If an Underlying Fund enters into this type of hedging transaction, cash or liquid high grade debt securities will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will


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equal the amount of the Underlying Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

At or before the maturity of a forward foreign currency contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Underlying Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Upon maturity of a forward currency contract, the Underlying Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. An Underlying Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Underlying Funds.

The cost to an Underlying Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, an Underlying Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. An Underlying Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Forward foreign currency transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in an Underlying Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict an Underlying Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular


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
portfolio security. Where available, the successful use of forward contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Underlying Funds are engaged in that strategy.

An Underlying Fund's ability to dispose of its positions in forward contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward contracts. Forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that an Underlying Fund will be able to utilize these instruments effectively for the purposes set forth above.

Zero Coupon Securities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

Mortgage-Related and Other Asset-Backed Securities. The forms of mortgage-related and other asset-backed securities the Underlying Funds may invest in include the securities described below:

    Mortgage Pass-Through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the GNMA, which is a wholly-owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

    Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

    Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by an Underlying Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Underlying Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

    Risk Factors. Prepayment of principal on mortgage or asset-backed securities may expose an Underlying Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

    Foreign Government Securities. Foreign government securities which the Underlying Funds may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

    Brady Bonds. The Multistrategy Bond Fund may invest in Brady Bonds, the products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.

                                      TAXES

In order to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code, each LifePoints Strategy Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a LifePoints Strategy Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (exclusive of losses), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Income Requirement"); (ii) less than 30% of a LifePoints Strategy Fund's gross income each taxable year may be derived from gains (exclusive of losses) from the sale or other disposition of any stock or securities; any options, futures, or forward contracts; foreign currencies including any options or futures thereon (which are not directly related to a LifePoints Strategy Fund's business in investing) held for less than three months (the "Short-Short Limitation"); (iii) at the close of each quarter of a LifePoints Strategy Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the LifePoints Strategy Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the LifePoints Strategy Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than US government securities or the securities of other RICs, including shares of the Underlying Funds) of any one issuer.

Notwithstanding the Distribution Requirement described above, which only requires each LifePoints Strategy Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each LifePoints Strategy Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus prior-year shortfalls. For this and other purposes, dividends declared by a RIC in October, November or December of any calendar year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the RIC and received by shareholders on December 31 of such year if the dividends are paid by the RIC at any time through the end of the following January.

Issues Related to Hedging and Option Investments. The use of hedging instruments, such as options and futures contracts, involves specialized and complex rules that will determine the character for income tax purposes of the income received in connection therewith by a Fund and thereby affect, among other things, the amount and proportion of distributions that will be taxable to shareholders as ordinary income or capital gain. As described above, the Underlying Funds may buy and sell foreign currencies and options on foreign currencies, and may enter into forward currency contracts and currency futures contracts.

STATE AND LOCAL TAXES. Depending upon the extent of a LifePoints Strategy Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a LifePoints Strategy Fund may be subject to the tax laws of such states or localities.

                           RATINGS OF DEBT INSTRUMENTS

Corporate and Municipal Bond Ratings.

    Moody's Investors Service, Inc. (Moody's):

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

    Standard & Poor's Ratings Group ("S&P"):

    AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.

    BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

    B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

    CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

    C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

    D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

State, Municipal Notes and Tax Exempt Demand Notes.

    Moody's:

    Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

    MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

    MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

    S&P:

    A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2--Satisfactory capacity to pay principal and interest.

    S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

Commercial Paper Ratings.

    Moody's:

    Commercial paper rated Prime by Moody's is based upon its evaluation of many factors, including: (l) management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated Prime-l, Prime-2, or Prime-3.

    Prime-1 - indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternative liquidity.

    Prime-2 - indicates a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    S&P:

    Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-l, A-2, or A-3.

    A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

    Duff & Phelps, Inc.:

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

    The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carries the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

    Duff 1+ --Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

    Duff 1 --Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    Good Grade

    Duff 2 --Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Satisfactory Grade

    Duff 3 --Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    Non-Investment Grade

    Duff 4 --Speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    Default

    Duff 5 --Issuer failed to meet scheduled principal and/or interest payments.

    IBCA, Inc.:

    In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies they cover.

    IBCA's analysts speak the languages of the countries they cover, which is essential to maximize the value of their meetings with management and to properly analyze a company's written materials. They also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

    Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While this confidential data cannot be disclosed in reports, it is taken into account when assigning ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit correction of any factual errors and to enable clarification of issues raised.

    IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following the Committee meetings, ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

    A1+ --Obligations supported by the highest capacity for timely repayment.

    A1 --Obligations supported by a very strong capacity for timely repayment.

    A2 --Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    B1 --Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

    B2 --Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

    C1 --Obligations for which there is an inadequate capacity to ensure timely repayment.

    D1 --Obligations which have a high risk of default or which are currently in default.

    Fitch Investors Service, Inc. ("Fitch"):

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

    F-1+ --Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 --Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2 --Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

    F-3--Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

    F-5--Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

    D--Default. Issues assigned this rating are in actual or imminent payment default.

Thomson BankWatch ("TBW") Short-Term Ratings:

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

These ratings are derived exclusively from a quantitative analysis of publicly available information. Qualitative judgments have not been incorporated. The ratings are intended to be applicable to all operating entities of an organization but there may be in some cases more credit liquidity and/or risk in one segment of the business than another.

The TBW short-term rating applies only to unsecured instruments that have a maturity of one year or less, and reflects the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


                              FINANCIAL STATEMENTS

As of the date of this Statement of Additional Information, the LifePoints Strategy Funds have not yet commenced operations. After the LifePoints
Strategy Funds commence operations, financial statements of LifePoints
Strategy Funds, including notes thereto and financial highlights and the Report of the Independent Auditors will be included in Life Points Strategy Fund's Annual Report to Shareholders and incorporated herein by reference.

                                           FRANK RUSSELL INVESTMENT COMPANY
                                           File No. 2-71299 and 811-3153
                                           1933 Act Post-Effective Amend. No. 36
                                           1940 Act Amendment No. 36

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits


         (a) Financial Statements Audited Financial Statements for the year ended 12/31/96 for the Equity I, Equity II, Equity III, Equity Q, Equity T, Fixed Income I, Fixed Income II, Fixed Income III, International, Emerging Markets, Money Market, Diversified Equity, Special Growth, Equity Income, Quantitative Equity, Diversified Bond, Volatility Constrained Bond, Multistrategy Bond, International Securities, Limited Volatility Tax Free, Real Estate Securities, U.S. Government Money Market and Tax Free Money Market Funds and unaudited financial statements for Equity T Fund for the period of October 7, 1996 to December 31, 1996 (prepared pursuant to an undertaking contained in Post-Effective No. 33) are incorporated into the Combined Statement of Additional Information dated ____________ 1997, and to the Report to Shareholders of Equity T dated ______________, 1997.




                  The Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy, Equity Balanced Strategy Funds had not commenced operations and were not offered for public investment prior to the effective date of this registrant statement.



                  Part A (TO BE FILED BY AMENDMENT)
                  Part B (TO BE FILED BY AMENDMENT)


               (b)     Exhibits

                       1(a)         Master Trust Agreement (incorporated by
                                    reference to Post-Effective Amendment No.
                                    32)
                       1(b)         11/29/84 Amendment to Master Trust
                                    Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 32)
                       1(c)         5/29/85 Amendment to Master Trust
                                    Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 32)
                       1(d)         1/26/87 Amendment to Master Trust
                                    Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 32)
                       1(e)         2/23/89 Amendment to Master Trust
                                    Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 32)
                       1(f)         5/11/92 Amendment to Master Trust
                                    Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 32)
                       1(g)         3/22/96 Amendment to Master Trust
                                    Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 32)
                       1(h)         4/22/96 Amendment to Master Trust
                                    Agreement(incorporated by reference to
                                    Post-Effective Amendment No. 33)
                       1(i)         11/4/96 Amendment to Master Trust Agreement

                       Exhibits
                       --------
                       2. Bylaws (incorporated by reference to Post-Effective Amendment No. 6)
                       3.           Voting Trust Agreement (not applicable)
                       4.           Specimen Securities


                       4(a) Equity I, Equity II, Equity III, Equity Q, International Fund, Fixed Income I, Fixed Income II, Fixed Income III and Money market Funds (incorporated by reference to Post-Effective Amendment No. 7)
                       4(b) Diversified Equity Fund, Special Growth Fund, Equity Income, Quantitative Equity, International Securities, Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds (incorporated by reference to the Post-Effective Amendment No. 9)


                       4(c) Quantitative Equity, Equity Q and Tax Free Money Market Funds (incorporated by reference to Post-Effective Amendment No.
                                    11)
                       4(d)         Real Estate Securities Fund (incorporated
                                    by reference to the Post-Effective
                                    Amendment No. 15 filed on May 1, 1989
                                    ["Post-Effective Amendment No. 15"])
                       5(a) Amended and Restated Management Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 32)
                       5(a)(1) Letter Agreement adding Equity T Fund to the Management Agreement (incorporated by reference to Post-Effective Amendment No.
                                    32)


                       5(a)(2) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balance Strategy Funds to the Management Agreement


                       5(b)(1) Service Agreement with Frank Russell Company and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No. 11)
                       5(b)(2) Letter Agreement adding Real Estate Securities Fund to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 15)

                       Exhibits
                       --------


                       5(b)(3) Amendment No. 1 to Service Agreement with Frank Russell Company and Frank Russell Investment Management Company changing services and fees (incorporated by reference to Post-Effective Amendment
                                    No. 22)


                       5(b)(4) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Service Agreement
                                    (incorporated by reference to
                                    Post-Effective Amendment No. 22)
                       5(b)(5) Amendment No. 2 to the Service Agreement with Frank Russell Company and Frank Russell Investment Management Company amending
                                    Section 4 of the Agreement (incorporated by
                                    reference to Post-Effective Amendment No.
                                    32)
                       5(b)(6) Letter Agreement adding Equity T Fund to the Service Agreement (incorporated by reference to Post-Effective Amendment No. 32)
                       5(b)(7) Letter Agreement with State Street Bank and Trust Company for development of a Tax Accounting System (incorporated by reference to Post-Effective Amendment No. 32)


                       5(b)(8) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balance Strategy Funds to the Yield Calculation Services Agreement


                       5(c)(1) Portfolio Management Contract, as amended, with Money Managers and Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No.
                                    32)
                       6(a)(1) Distribution Agreement with Russell Fund Distributors, Inc. (incorporated by reference to Post-Effective Amendment No.
                                    13 filed on 3/31/88 ["Post-Effective
                                    Amendment No. 13"])

                       Exhibits
                       --------
                       6(a)(2) Letter Agreement adding Real Estate Securities Fund to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 15)

                       6(a)(3) Letter Agreement adding Fixed Income III, Multistrategy Bond and Emerging Markets Funds to the Distribution Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 22)
                       6(a)(4) Letter Agreement adding Equity T Fund to the Distribution Agreement (incorporated by reference to Post-Effective Amendment No.
                                    32)

                       6(a)(5) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balance Strategy Funds to the Distribution
                                    Agreement

                       7.           Bonus Plans (none)
                       8(a) Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No.
                                    14)
                       8(b) Letter Agreement adding Real Estate Securities Fund to the Custodian Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 15)
                       8(c) Letter Agreement adding Fixed Income III and Multistrategy Bond Funds to the Custodian Agreement (incorporated by reference to Post-Effective Amendment No. 23 filed on November 2, 1992
                                    ["Post-Effective Amendment No. 23"])
                       8(d) Letter Agreement adding Emerging Markets Fund to the Custodian Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 23)
                       8(e) Amendment No. 1 to Custodian Agreement with State Street Bank and Trust Company amending Section 3.5 of the Agreement. (Incorporated by reference to
                                    Post-Effective Amendment No. 29)

                       Exhibits
                       --------
                       8(f) Form of Amendment to Custodian Agreement with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Post-Effective Amendment No. 28)
                       8(g) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Sections 2.2 and 2.7 of the Agreement (incorporated by reference to Post-Effective Amendment No. 29.)
                       8(h) Amendment to the Fee Schedule of the Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No.
                                    29)
                       8(i) Amendment to the Custodian Agreement with State Street Bank and Trust Company for addition of Omnibus accounts (incorporated by reference to Post-Effective Amendment No. 32)

                       8(j) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending Section 7 of the Fee Schedule for all Funds except the Emerging Markets Fund (incorporated by reference to
                                    Post-Effective Amendment No. 32)

                       8(k) Amendment to the Custodian Agreement with State Street Bank and Trust Company amending
                                    Section 7 of the Fee Schedule for the
                                    Emerging Markets Fund (incorporated by
                                    reference to Post-Effective Amendment No.
                                    32)
                       8(l) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Equity T Fund (incorporated by reference to Post-Effective Amendment No. 32)
                       8(m) Amendment to the Custodian Agreement with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balance Strategy Funds.

                       Exhibits
                       --------


                       9(a)(1) Transfer and Dividend Disbursing Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No.
                                    13)
                       9(a)(2) Letter Agreement adding Real Estate Securities Fund to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to
                                    Post-Effective Amendment No. 15)
                       9(a)(3) Letter Agreement adding Fixed III Income, Multistrategy Bond and Emerging Markets Funds to the Transfer and Dividend Disbursing Agency Agreement (incorporated) by reference to Post-Effective Amendment No. 22)


                       9(a)(4) Letter Agreement amending Schedule A of the Transfer and Dividend Disbursing Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Post-Effective Amendment No.
                                    32)


                       9(a)(5) Letter Agreement adding Equity T Fund to the Transfer and Dividend Disbursing Agency Agreement (incorporated by reference to Post-Effective Amendment No. 32)



                       9(a)(6) Letter Agreement adding Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balance Strategy Funds to the Transfer and Dividend Disbursing Agency Agreement.


                       9(b) General forms of Frank Russell Investment Management Company's Asset Management Services Agreements with Bank Trust Departments and with other clients (incorporated by reference to
                                    Post-Effective Amendment No. 10)
                       9(c) General form of Frank Russell Investment Management Company's Asset Management Services Agreement with External Fee Fund clients and Internal Fee Fund clients (incorporated by reference to
                                    Post-Effective Amendment No. 9)

                       Exhibits
                       --------
                       9(d) General form of Frank Russell Investment Management Company's Asset Management Services Agreement with Private Investment Consulting clients of Frank Russell Company (incorporated by reference to Post-Effective Amendment No. 1 filed on February 22, 1982)





                       9(e) Shareholder Service Plan (including forms of related agreements) with respect to Class C, Class D and Class E shares

                       10.          Opinion and Consent of Counsel*


                       11(a) Other Opinions-Consent of Independent Accountants (to be filed by amendment)


                       11(b) Limited Power of Attorney with respect to Amendments to the SEC Registration Statements of Frank Russell Investment Company of Frank Russell Investment Company Trustees (incorporated by reference to Post Effective Amendment No. 31)
                       12.          Financial Statements omitted from Item 23
                                    (none)
                       13. Agreement related to Initial Capital provided by Frank Russell Company (incorporated by reference to
                                    Post-Effective Amendment No. 2 filed on
                                    April 1, 1982)
                       14.          Model Retirement Plans
                                    (none)


                       15. Rule 12b-1 Distribution Plan (including forms of related agreements) with respect to Class C and Class D shares
                       16. Schedule of Computation of Performance Calculation (to be filed by amendment)

                       Exhibits
                       --------

                       27.          Financial Data Schedule for Equity T Fund
                       18.          Multiple Class Plan Pursuant to
                                    Rule 18f-3

Item 25.       Persons Controlled by or Under Common Control with Registrant

               None

Item 26.       Number of Holders of Securities


                    (1)                                                       (2)
               Title of Class                     Number of Record Holders as of January 31, 1997
               --------------                     ------------------------------------------------
               Shares of beneficial interest
               Par Value $0.01
                 Equity I                                       4,598
                 Equity II                                      4,311
                 Equity III                                     1,329
                 Equity Q                                       4,103
                 Equity T                                         145
                 International                                  4,660
                 Emerging Markets                              11,096
                 Fixed Income I                                 3,272
                 Fixed Income II                                2,259
                 Fixed Income III                               2,896
                 Money Market                                     110
                 Diversified Equity                             9,329
                 Special Growth                                 9,101
                 Equity Income                                  4,002
                 Quantitative Equity                            9,275
                 International Securities                       9,514
                 Diversified Bond                               4,574
                 Volatility Constrained Bond                    2,043
                 Multistrategy Bond                             6,025
                 Limited Volatility Tax Free                      659
                 Real Estate Securities Fund                   12,324
                 U.S. Government Money Market                   6,387
                 Tax Free Money Market                            646



               The Aggressive Strategy, Balanced Strategy, Moderate Strategy, Conservative Strategy and Equity Balance Strategy Funds had not yet commenced operations and had not yet been offered for public investment as of January 31, 1997.


Item 27.       Indemnification
               Incorporated by reference to Post-Effective Amendment No. 6.

Item 28.       Business and Other Connections of Investment Advisor
               See, Registrant's prospectus sections "Frank Russell Company -- Consultant to the Funds," "The Money Managers" and "Money Manager Profiles," the Statement of Additional Information sections "Structure and Governance -- Trustees and Officers," and "Operation of Investment Company -- Consultant."

Item 29.       Principal Underwriters

               (a)      The Seven Seas Series Fund.

               (b) Russell Fund Distributors, Inc. is the principal underwriter of the Registrant. The directors and officers of Russell Fund Distributors, Inc., their principal business address, and positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

     Name and                  Positions and                        Position and
Principal Business             Officers with                        Offices with
     Address                     Registrant                         Underwriter
------------------             -------------                        ------------
Lynn L. Anderson             Trustee, President, Chief         Director, Chairman of the Board and
                             Executive Officer                 Chief Executive Officer

Eric A. Russell              None                              Director and President

George W. Weber              Treasurer and Chief Accounting    Director of Fund Administration and
                             Officer                           Operations

Karl J. Ege                  Secretary and General Counsel     Secretary and General Counsel

Randall P. Lert              Director of Investments           Director

Norma Schellberg             None                              Treasurer

J. David Griswold            None                              Assistant Secretary and Associate
                                                               General Counsel

Gregory J. Lyons             Assistant Secretary and           Assistant Secretary
                             Associate General Counsel

Mary E. Hughs                None                              Assistant Secretary

Warren Thompson III          None                              Corporate Tax Counsel


Sandra J. Burke              Assistant Secretary               None

Deedra S. Walkey             Assistant Secretary               None

Emily Davis                  Assistant Secretary               None

Amy Osler                    Assistant Secretary               None

         (c)      Inapplicable.

Item 30. Location of Accounts and Records

         All accounts and records required to be maintained by section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained in the following locations:

         FRIC                                        FRIMCo
         ----                                        ------
         Frank Russell Investment Company            Frank Russell Investment
         909 A Street                                  Management Company
         Tacoma, Washington 98402                    909 A Street
                                                     Tacoma, Washington 98402

         SS                                          MM
         State Street Bank & Trust Company           Money Managers
         1776 Heritage Drive JA4N                      See, Prospectus Section
         North Quincy, Massachusetts 02171             "Money Manager Profiles"
                                                       for Names and Addresses

Rule 31a-1

         (a) Records forming basis for financial statements - at principal offices of SS, FRIC, FRIMCo, and MM for each entity

         (b)      FRIC Records:

              (1)      SS - Journals, etc.
              (2)      SS - Ledgers, etc.
              (3)      Inapplicable

              (4)      FRIC - Corporate charter, etc.
              (5)      MM - Brokerage orders
              (6)      MM - Other portfolio purchase orders
              (7)      SS - Contractual commitments
              (8)      SS and FRIC - Trial balances
              (9)      MM - Reasons for brokerage allocations
             (10)      MM - Persons authorizing purchases and sales
             (11)      FRIC and MM - Files of advisory material
             (12)      ---

         (c)      Inapplicable
         (d)      FRIMCo - Broker-dealer records, to the extent applicable
         (e)      Inapplicable
         (f)      FRIMCo and MM - Investment adviser records

Item 31.       Management Services

               None except as described in Parts A and B.

Item 32.       Undertakings


     (b) The Registrant undertakes to file a post-effective for Life Points Strategy Funds containing Financial Statements, which need not be certified for the funds within four to six months from the effective date of this registration statement.


     (c) Registrant has elected to include its Management's discussion of Fund performance required under N-1A, Item 5A in its annual report. Registrant therefore undertakes to provide annual reports without charge to any recipient of a Prospectus who requests the information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tacoma, and State of Washington, on the 11th day of February, 1997.


                                    FRANK RUSSELL INVESTMENT COMPANY
                                    --------------------------------
                                               Registrant


                                    By:  /s/ Lynn L. Anderson
                                       ---------------------------------------
                                       Lynn L. Anderson, Trustee and President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 11, 1996.


Signatures                                  Title
----------                                  -----

/s/ Lynn L. Anderson                        Trustee and President,
----------------------------                in his capacity as
Lynn L. Anderson*                           Chief Executive Officer


/s/ George W. Weber                         Treasurer, in his capacity
----------------------------                as Chief Accounting Officer
George W. Weber*


                                            Trustee
----------------------------
Paul E. Anderson*


                                            Trustee
----------------------------
Paul Anton, PhD*


                                            Trustee
----------------------------
William E. Baxter*


                                            Trustee
----------------------------
Lee C. Gingrich*

                                            Trustee
----------------------------
Eleanor W. Palmer*

                                            Trustee
----------------------------
George F. Russell, Jr.*

By:  /s/ Gregory J. Lyons                   Assistant Secretary
----------------------------
       Gregory J. Lyons

----------
* Original Powers of Attorney authorizing the President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary, and each of them singly to sign this Amendment on behalf of each member of the Board of Trustees of Frank Russell Investment Company which have been filed with the Securities and Exchange Commission.

                        FRANK RUSSELL INVESTMENT COMPANY

                                FILE NO. 2-71299
                                FILE NO. 811-3153


                                    EXHIBITS

                           Listed in Part C, Item 1(b)

                       To Post-Effective Amendment No. 36
                              and Amendment No. 36

                                       to
                       Registration Statement on Form N-1A
                                      Under
                             Securities Act of 1933
                                       and
                         Investment Company Act of 1940

                                  EXHIBIT INDEX




Name of Exhibit                                         Exhibit Number
---------------                                         --------------

Unaudited Financial Statements for                      99-24(a)
Equity T Fund

11/4/96 Amendment to Master                             99-1(i)
Trust Agreement adopting the additional
subtrusts

Letter Agreement adding Aggressive                      99-5(a)(2)
Strategy, Balanced Strategy, Moderate Strategy,
Conservative Strategy and Equity Balance
Strategy Funds to the Management Agreement

Letter Agreement adding Aggressive                      99-5(b)(8)
Strategy, Balanced Strategy, Moderate Strategy,
Conservative Strategy and Equity Balance
Strategy Funds to the Yield Calculation
Services Agreement

Letter Agreement adding Aggressive                      99-6(a)(5)
Strategy, Balanced Strategy, Moderate Strategy,
Conservative Strategy and Equity Balance
Strategy Funds to the Distribution Agreement


Amendment to the Custodian Agreement                    99-8(m)
with State Street Bank and Trust Company adding Aggressive Strategy, Balanced Strategy,
Moderate Strategy, Conservative Strategy and
Equity Balance Strategy Funds


Letter Agreement adding Aggressive                      99-9(a)(6)
Strategy, Balanced Strategy, Moderate Strategy,
Conservative Strategy and Equity Balance
Strategy Funds to the Transfer and Dividend
Disbursing Agency Agreement


Shareholder Service Plan with respect                   99-9(e)
to Class C, Class D and Class E Shares



Rule 12b-1 Distribution Plan with                       99-15
respect to Class C or Class D Shares



Multiple Class Plan Pursuant to Rule 18f-3              99-18


Financial Data Schedule for                             27
Equity T Fund